As filed with the Securities and Exchange Commission on May 1, 2009 Registration No. 333-19583 Registration No. 811-08015

SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549

Form N-4

REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 24

and

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 26

NATIONAL VARIABLE ANNUITY ACCOUNT II (Exact name of Registrant)

NATIONAL LIFE INSURANCE COMPANY One National Life Drive Montpelier, VT 05604 (Complete name and address of depositor's principal executive offices) (802) 229-7410 _____________________________

Lisa Muller
National Life Insurance Company
One National Life Drive
Montpelier, Vermont 05604
(name and complete address of agent for service)
_______________________________

Copy to:
Stephen E. Roth, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, NW
Washington, DC 20004-2415
_______________________________

It is proposed that this filing will become effective:

_X __

immediately upon filing pursuant to paragraph (b) on (Date) pursuant to paragraph (b) 60 days after filing pursuant to paragraph (a)(1) on (date) pursuant to paragraph (a)(1) of Rule 485

This post-effective amendment designates a new effective date for a previously filed post-effective amendment. Title of Securities Being Registered: Interests in a Variable Account under individual flexible premium variable annuity contracts.

Sentinel Advantage Variable Annuity P R O S P E C T U S Dated May 1, 2009

National Life Insurance Company • Home Office: National Life Drive, Montpelier, Vermont 05604 • 1-800-
732-8939

The Contracts described in this prospectus are individual flexible premium variable annuity contracts supported by
National Variable Annuity Account II (the “Variable Account”), a separate account of National Life Insurance
Company (“National Life”, “we,” “our,” or “us”). We allocate net Premium Payments to either the Variable
Account, the Fixed Account, or the Guaranteed Accounts. The Variable Account is divided into Subaccounts. Each
Subaccount invests in shares of a corresponding underlying Fund (each a “Fund”) described below:

Sentinel Asset Management,	Invesco Aim Advisors, Inc.	Fred Alger Management,	AllianceBernstein L.P.
Inc.		Inc.
Sentinel Variable Products Trust	AIM Variable Insurance Funds	Alger American Fund	Alliance Bernstein Variable
Balanced	AIM V.I. Dynamics	Capital Appreciation	Products Series Fund, Inc.
Bond	AIM V.I. Global Health Care	LargeCap Growth	International Growth
Common Stock	AIM V.I. Technology	SmallCap Growth	International Value
Mid Cap Growth			Small/Mid Cap Value
Money Market			Value
Small Company

American Century Investment	The Dreyfus Corporation	Deutsche Investment	Fidelity Management &
Management, Inc. and		Management Americas Inc.	Research Company
American Century Global
Investment Management, Inc.
American Century Variable	Dreyfus Variable Investment	DWS Variable Series II	Fidelity® Variable Insurance
Portfolios, Inc.	Fund	Dreman High Return Equity	Products
VP Income & Growth	VIF Appreciation	VIP*	Contrafund®
VP Inflation Protection	VIF Developing Leaders	Dreman Small Mid Cap	Equity-Income
VP International	VIF Quality Bond	Value VIP	Growth
VP Ultra®			High Income
VP Value	Dreyfus Socially Responsible	DWS Investments VIT Funds	Index 500
VP Vista SM	Growth Fund, Inc.	Small Cap Index VIP	Investment Grade Bond
Mid Cap
Overseas
Value Strategies
Franklin Templeton	J.P. Morgan Investment	Neuberger Berman	Oppenheimer Funds, Inc.
Investments	Management Inc.	Management, Inc.

Franklin Templeton Variable	JPMorgan Insurance Trust	Neuberger Berman Advisers	Oppenheimer Variable
Insurance Products Trust	International Equity Portfolio	Management Trust	Account Funds
Foreign Securities Fund	Small Cap Core Portfolio	Short Duration Bond	Balanced/VA
Global Real Estate Fund	(formerly Small Company	Portfolio	Main Street Small Cap/VA
Mutual Shares Securities Fund	Portfolio)	Mid-Cap Growth Portfolio	Strategic Bond/VA
Small Cap Value Securities		Partners Portfolio
Fund		Small Cap Growth Portfolio
Small-Midcap Growth		Socially Responsive
Securities Fund
U.S Government
Mutual Global Discovery
Securities

T. Rowe Price Associates, Inc.	Van Eck Associates	Wells Fargo Funds
	Corporation	Management, LLC

T. Rowe Price Equity Series, Inc.	Van Eck Worldwide Insurance	Wells Fargo Variable Trust
Personal Strategy Balanced	Trust	VT Discovery
	Worldwide Bond	VT Opportunity
T. Rowe Price Equity Series, Inc.	Worldwide Emerging Markets
Blue Chip Growth II	Worldwide Hard Assets
Equity Income II	Worldwide Real Estate
Health Sciences II

* Effective on or about June 1, 2009 DWS Dreman High Return Equity VIP will be renamed DWS Strategic Value VIP.

This prospectus provides you with the basic information you should know before investing. You should read it and keep it for future reference. A Statement of Additional Information dated May 1, 2009 containing further information about the Contracts and the Variable Account is filed with the SEC. You can obtain a copy without charge from National Life by calling 1-800-732-8939, by writing to National Life at the address above, or by accessing the SEC’s website at http://www.sec.gov. You may also obtain prospectuses for each of the underlying
Fund options identified above without charge by calling or writing to the same telephone number or address. This prospectus must be accompanied by current prospectuses or profiles for the Funds.

Investments in these Contracts are not deposits or obligations of, and are not guaranteed or endorsed by, the adviser of any of the underlying funds identified above, the U.S. government, or any bank or bank affiliate. Investments are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. It may not be a good decision to purchase a Contract as a replacement for another type of variable annuity if you already own another flexible premium deferred variable annuity.

The Statement of Additional Information, dated May 1, 2009, is incorporated herein by reference. The Table of
Contents for the Statement of Additional Information appears on the last page of the prospectus.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of the prospectus. Any representation to the contrary is a criminal offense.

Free Look	43
Loan Privilege - Tax Sheltered Annuities	44
Surrender and Withdrawal	46
Payments	47
Surrenders and Withdrawals Under a Tax-Sheltered Annuity Contract	47
Telephone Transaction Privilege	49
Facsimile Transaction Privilege	49
Electronic Mail Transaction Privilege	49
Optional “Illuminations” Investment Advisory Service	50
Available Automated Fund Management Features	51
Contract Rights Under Certain Plans	53
THE FIXED ACCOUNT	53
Minimum Guaranteed and Current Interest Rates	53
Enhanced Fixed Account	54
THE GUARANTEED ACCOUNTS	55
Investments in the Guaranteed Accounts	55
Termination of a Guaranteed Account	56
Market Value Adjustment	56
Other Matters Relevant to the Guaranteed Accounts	59
Preserver Plus Program	59
OPTIONAL ENHANCED DEATH BENEFIT RIDER	59
OPTIONAL ACCELERATED BENEFIT RIDERS	60
FEDERAL INCOME TAX CONSIDERATIONS	61
Taxation of Non-Qualified Contracts	61
Taxation of Qualified Contracts	62
Federal Estate Taxes	63
Possible Tax Law Changes	64
GENDER NEUTRALITY	64
VOTING RIGHTS	64
CHANGES TO VARIABLE ACCOUNT	65
DISTRIBUTION OF THE CONTRACTS	65
FINANCIAL STATEMENTS	66
STATEMENTS AND REPORTS	66
OWNER INQUIRIES	67
LEGAL MATTERS	67
GLOSSARY	67

This prospectus does not constitute an offering in any jurisdiction in which such offering may not legally be made.

ii

SUMMARY

This summary provides a brief description of some of the features and charges of the Contract. You will find more detailed information in the rest of this prospectus, the Statement of Additional Information and the Contract. Please
keep the Contract and its riders or endorsements, if any, together with the application. Together they are the entire agreement between you and us.

How Do I Purchase a Contract?

Generally, you may purchase a Contract if you are age 85 and younger (on an age on nearest birthday basis). See
“Issuance of a Contract,” below. The initial Premium Payment must be at least $5,000 for Non-Qualified Contracts and at least $1,500 for Qualified Contracts. We may at our discretion permit initial Premium Payments lower than these minimums.

Can I Make Additional Premium Payments?

You may make additional Premium Payments at any time (except for Contracts purchased in Oregon and
Massachusetts) but they must be at least $100 ($50 for IRAs). We may accept lower Premium Payments at our discretion if the Premium Payments are remitted electronically. The total of all Premium Payments under Contracts issued on the life of any one Owner (or Annuitant if the owner is not a natural person) may not exceed $1,000,000 without our prior consent (see “Premium Payments,” below).

How Does the “Free Look” Right to Examine the Contract Work?

To be sure that you are satisfied with the Contract, you have a ten-day free look right to examine the Contract.
Some states may require a longer period. Within ten days of the day you receive the Contract, you may return the
Contract to our Home Office at the address shown on the cover page of this prospectus. When we receive the
Contract, we will void the Contract and refund the Contract Value plus any charges assessed when the Contract was issued, unless otherwise required by state and/or federal law. In the case of IRAs and Contracts issued in states that require the return of Premium Payments, you may revoke the Contract during the free look period and we will refund Premium Payments.

What is the Purpose of the Variable Account?

The Variable Account is a separate investment account that is divided into several Subaccounts. Amounts in the
Variable Account will vary according to the investment performance of the Fund(s) in which your elected
Subaccounts are invested. You may allocate Net Premium Payments among the Fixed Account, the Guaranteed
Accounts and the Subaccounts of the Variable Account. The assets of each Subaccount are invested in the corresponding Funds that are listed on the cover page of this prospectus (see “The Variable Account” and
“Underlying Fund Options,” below).

We cannot give any assurance that any Subaccount will achieve its investment objectives. You bear the entire investment risk on the value of your Contract which you allocate to the Variable Account. The value of your
Contract may be more or less than the premiums paid.

How Does the Fixed Account Work?

You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account or the
Guaranteed Accounts to the Fixed Account. Contract Value held in the Fixed Account will earn an effective annual interest rate of at least the minimum required by your state (see “The Fixed Account,” below).

How Do the Guaranteed Accounts Work?

You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account (or to a limited extent from the Fixed Account) to a Guaranteed Account with a duration of 5, 7 or 10 years. These
Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment, if the Contract Value

1

remains in the Guaranteed Account for the specified period of time. If you surrender your Contract or withdraw or transfer Contract value out of a Guaranteed Account prior to the end of the specified period, a market value adjustment will be applied to such Contract Value surrendered, withdrawn or transferred. (see “The Guaranteed
Accounts,” below).

When Will I Receive Payments?

After the Contract Value is transferred to a payment option, we will pay proceeds according to the Annuity Payment
Option you select. If the Contract Value at the Annuitization Date is less than $3,500, the Contract Value may be distributed in one lump sum instead of annuity payments. If any annuity payment would be less than $100, we have the right to change the frequency of payments to intervals that will result in payments of at least $100. In no event will annuity payments be less frequent than annually (see “Annuitization – Frequency and Amount of Annuity
Payments,” below).

What Happens if an Owner Dies Before Annuitization?

For Contracts issued on or after November 1, 2003, if (1) any Owner dies before the Contract Value is transferred to a payment option (“Annuitization”); (2) the Enhanced Death Benefit Rider is not elected; and (3) the Owner (or the oldest of Joint Owners) dies prior to the Contract Anniversary on which your age, on an age nearest birthday basis, is 81, we will pay the Beneficiary the greater of (a) the Contract Value, or (b) the Net Premium Payments made to the Contract (less all withdrawals, and less all outstanding loans and accrued interest), and adjusted such that if you effect a Withdrawal (including a systematic Withdrawal) at a time when the Contract Value is less than the amount of the Death Benefit that would then be payable to you, the Death Benefit will be reduced by the same proportion that the Withdrawal reduces the Contract Value (this adjustment will have the effect of reducing the Death Benefit by more than the amount of the Withdrawal, where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value). If you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81 (or in the case of Joint Owners, where the first of Joint Owners to die dies after the Contract
Anniversary on which the age of the oldest Joint Owner, on an age on nearest birthday basis, is 81), then the Death
Benefit shall be equal to the Contract Value.

For Contracts issued prior to November 1, 2003 only, we are currently providing a Death Benefit that is equal to the greater of (a) or (b) above even if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81, as long as your age, on an age on nearest birthday basis, was less than 81 on the Date of Issue of the Contract. We currently intend to pay this Death Benefit even though its terms are more favorable to you than what is guaranteed in the Contract. We will notify you if we discontinue this Death Benefit. For these Contracts, or if your state did not approve such adjustment in time for it to apply to your Contract, the adjustment referred to in
(b) above will not be made.

All amounts paid will be reduced by premium tax charges, if any.

For more information, see “Death of Owner,” below.

What Happens if the Annuitant Dies Before Annuitization?

If the Annuitant (who is not an Owner) dies before the Contract Value is transferred to a payment option, we will pay the Beneficiary a Death Benefit equal to the Cash Surrender Value, unless the Owner selects another available option (see “Death of Annuitant Prior to the Annuitization Date,” below).

Can I Make a Withdrawal from My Contract?

You may withdraw part or all of the Cash Surrender Value at any time before the Contract is Annuitized (see
“Surrender and Withdrawal,” below). A Withdrawal or a surrender may be restricted under certain qualified
Contracts and result in federal income tax, including a federal penalty tax (see “Federal Income Tax
Considerations,” below). You may have to pay a surrender charge and/or (in the case of Contract Value allocated to a Guaranteed Account) a market value adjustment on the Withdrawal.

2

What Charges Will I Pay?

Contingent Deferred Sales Charge (“CDSC”). We do not deduct a sales charge from Premium Payments.
However, if you surrender the Contract or make a Withdrawal, we will generally deduct from the Contract Value a
CDSC not to exceed 7% of the lesser of the total of all Net Premium Payments made within 84 months prior to the date of the request to surrender or the amount surrendered (see “Contingent Deferred Sales Charge,” below).

Market Value Adjustment. We deduct, or add, a market value adjustment to any amount you surrender, withdraw, or transfer from a Guaranteed Account before its termination date (see “The Guaranteed Accounts,” below).

Annual Contract Fee. We deduct an Annual Contract Fee of $30.00 payable on each Contract Anniversary as long as the Contract Value is less than $50,000 (see “Annual Contract Fee,” below).

Administration Charge. We also deduct an Administration Charge each day at an annual rate of 0.15% from the assets of the Variable Account (see “Deductions from the Variable Account,” below).

Mortality and Expense Risk Charge. We deduct a mortality and expense risk charge each day from the assets of the
Variable Account at an annual rate of 1.25% (see “Deductions from the Variable Account,” below).

Charge for Optional Enhanced Death Benefit Rider. If elected, we deduct an annual charge of 0.20% of the
Contract Value at the time of deduction for this option (see “Charge for Optional Enhanced Death Benefit Rider,”
below).

Premium Taxes. If a governmental entity imposes premium taxes, we will make a deduction for premium taxes in a corresponding amount. Certain states impose a premium tax. Premium taxes may range up to 3.5% (see “Premium
Taxes,” below).

Transfer Charge. We reserve the right to make a charge of $25 for each transfer in excess of 12 transfers in a
Contract Year. However, we are not currently assessing transfer charges.

Investment Management Fees and Fund Operating Expenses. Charges for investment management services and operating expenses are deducted daily from each Fund (see “Underlying Fund Annual Expenses,” below, and the accompanying Fund prospectuses).

We pay compensation to broker-dealers who sell the Contracts. (See “Distribution of Contracts,” below).

Can I Transfer My Contract Value Among the Different Investment Options?

You may transfer the Contract Value among the Subaccounts of the Variable Account, between the Variable
Account and the Fixed Account (subject to specific limitations), and between the Guaranteed Accounts and either the Fixed Account (subject to specific limitations) or the Subaccounts of the Variable Account, by making a written transfer request. In the case of transfers out of a Guaranteed Account prior to its termination date, a market value adjustment will be applied. If you elect the telephone transaction privilege, you may make transfers by telephone.
Please note that frequent, large, or short-term transfers among Subaccounts, such as those associated with “market timing” transactions, can adversely affect the underlying Funds and the returns achieved by Owners. Such transfers may dilute the value of underlying Fund shares, interfere with the efficient management of the underlying Fund, and increase brokerage and administrative costs of the Underlying Funds. To protect Owners and underlying Funds from such effects, we have developed market timing procedures. See “Disruptive Trading” below.

Are There any Other Contract Provisions?

For information concerning other important Contract provisions, see “Contract Rights and Privileges,” below, and the remainder of this prospectus.

3

How Will the Contract be Taxed?

For a brief discussion of our current understanding of the federal tax laws concerning us and the Contract, see
“Federal Income Tax Considerations,” below.

What is the “Illuminations” Program?

We offer Owners the opportunity to participate in “Illuminations.” Under this investment advisory program,
National Life has arranged for FundQuest, Inc. (“FundQuest”), a registered investment adviser firm that is independent of National Life, to provide an investment advisory service under which FundQuest maintains an allocation of the Contract Value of your Contract among the available options that is suited to your investment objective, financial situation and risk tolerance. To participate in Illuminations, you must enter into a Limited
Power of Attorney with FundQuest under which you will authorize FundQuest to direct National Life to implement changes to your portfolio allocation model as determined by FundQuest, without obtaining your specific approval of the changes. The Illuminations investment advisory program is available without charge to Owners.

What if I Have Questions?

We will be happy to answer your questions about the Contract or our procedures. Call or write to us at the phone number or address on the cover page. All inquiries should include the Contract number and the names of the Owner and the Annuitant.

If you have questions concerning your investment strategies, please contact your registered representative.

4

SUMMARY OF CONTRACT EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, taking a Withdrawal from, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, take a
Withdrawal from or surrender the Contract, transfer Contract Value between investment options or, for certain
Qualified Contracts, take a loan.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases	None
Premium Taxes	See below[1]
CDSC (as a percentage of Net Premium Payments surrendered or withdrawn)[2]
Maximum	7%
Transfer Charge	$25[3]
Loan Interest Spread (effective annual rate)	2.5%[4]

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the
Contract, not including Fund fees and expenses.

Variable Account Annual Expenses (deducted daily as a percentage of Variable Account Contract Value)

Mortality and Expense Risk Charge	1.25%
Administration Charge	0.15%
Total Basic Variable Account Annual Percentage Expenses	1.40%
Annual Contract Fee[5]	$30

Optional Rider Expenses
0.20% of Contract
Annual Charge for Optional Enhanced	Value at the time
Death Benefit Rider	of deduction

1	States may assess premium taxes on premiums paid under the Contract. Where National Life is required to pay this premium tax when a Premium Payment is made, it may deduct an amount equal to the amount of premium tax paid from the Premium Payment. National Life currently intends to make this deduction from Premium Payments only in South Dakota. In the remaining states which assess premium taxes, a deduction will be made only upon Annuitization, death of the Owner, or surrender. See “Premium Taxes,” below.
2	The CDSC declines 1% for each completed year from the date of the affected premium payment, reaching zero after the premium payment has been in the Contract for seven years. Each Contract Year after the first one, the Owner may withdraw without a CDSC an amount equal to 15% of the Contract Value as of the most recent Contract Anniversary. In addition, any amount withdrawn in order for the Contract to meet minimum Distribution requirements under the Code shall be free of CDSC. Withdrawals may be restricted for Contracts issued pursuant to the terms of a Tax-Sheltered Annuity or under an annuity issued in conjunction with certain qualified pension or profit sharing plans. This CDSC-free Withdrawal privilege does not apply in the case of full surrenders and is non-cumulative. That is, free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year. In addition, New Jersey and Washington do not permit this CDSC-free Withdrawal provision, in which case a different CDSC-free Withdrawal provision will apply (see “Contingent Deferred Sales Charge,” below). After annuitization, we will assess the CDSC, as applicable, on surrenders under Payment Option 1.
3	We reserve the right to make a $25 charge on each transfer in excess of 12 transfers in a Contract Year. However, no such charge is currently applied.
4	The Loan Interest Spread is the difference between the amount of interest we charge on loans and the amount of interest we credit to amounts held in the Collateral Fixed Account to secure the loan.
5	The Annual Contract Fee is assessed only upon Contracts which as of the applicable Contract Anniversary, have a Contract Value of less than $50,000 and is not assessed on Contract Anniversaries after the Annuitization Date.

5

The following table describes the portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the year ended December 31, 2008. The expense of the portfolios may be higher or lower in the future. More details concerning each portfolio’s fees and expenses are contained in the prospectus for each portfolio.

Underlying Fund Annual Expenses (as a percentage of underlying Fund average net assets)
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that
are deducted from fund assets, including management fee,	0.10%	1.98%
distribution and/or service 12b-1 fees, and other expenses).

The annual expenses as of December 31, 2008 (unless otherwise noted) of each Fund, before any fee waivers or expense reimbursements, are shown below. [1]
Fund	Management	12b-1	Other	Acquired	Gross	Waivers,	Net Total
	Fee	Fees[2]	Expenses	Fund	Total	Reimbursements,	Annual
				Fees	Annual	and Recoupment	Expenses[3]
					Expenses[3]
Sentinel VPT
Balanced Fund	0.55%	0.00%	0.30%	0.00%	0.85%	0.00%	0.85%
Bond Fund	0.40%	0.00%	0.26%	0.00%	0.66%	0.00%	0.66%
Common Stock
Fund	0.50%	0.00%	0.21%	0.00%	0.71%[4]	0.00%	0.71%[4]
Mid Cap Growth
Fund	0.50%	0.00%	0.30%	0.00%	0.80%[4]	0.00%	0.80%[4]
Money Market Fund	0.25%	0.00%	0.29%	0.00%	0.54%[5]	0.00%	0.54%[5]
Small Company
Fund	0.50%	0.00%	0.23%	0.00%	0.73%[4]	0.00%	0.73%[4]
AIM V.I.
Dynamics Fund -
Series I Shares	0.75%	0.00%	0.47%	0.00%	1.22%[6]	0.00%	1.22%[6]
Global Health Care
Fund- Series I
Shares	0.75%	0.00%	0.38%	0.01%[7]	1.14%[6]	0.01%	1.13%[6]
Technology Fund-
Series I Shares	0.75%	0.00%	0.41%	0.01%[7]	1.17%[6]	0.01%	1.16%[6]
Alger American
LargeCap Growth
Portfolio - Class O
Shares	0.71%	0.00%	0.12%	0.00%	0.83%	0.00%	0.83%
Capital
Appreciation
Portfolio - Class O
Shares	0.81%	0.00%	0.14%	0.00%	0.95%[8]	0.04%	0.91%[8]
SmallCap Growth
Portfolio - Class O
Shares	0.81%	0.00%	0.11%	0.00%	0.92%	0.00%	0.92%
AllianceBernstein VPS
International
Growth Portfolio -
Class A Shares[9]	0.75%	0.00%	0.35%	0.00%	1.10%	0.00%	1.10%
International Value
Portfolio - Class A	0.74%	0.00%	0.07%	0.00%	0.81%	0.00%	0.81%

6

Shares
Small/Mid Cap
Value Portfolio -
Class A Shares	0.75%	0.00%	0.11%	0.00%	0.86%	0.00%	0.86%
Value Portfolio -
Class A Shares[9]	0.55%	0.00%	0.19%	0.00%	0.74%	0.00%	0.74%
American Century VP
Income & Growth
Fund - Class I	0.70%[10]	0.00%	0.00%	0.00%	0.70%	0.00%	0.70%
Value Fund - Class I	0.94%[10]	0.00%	0.01%	0.00%	0.95%	0.00%	0.95%
Ultra® Fund - Class
I	1.00%[10]	0.00%	0.01%	0.00%	1.01%	0.00%	1.01%
VistaSM Fund -
Class I	1.00%[10]	0.00%	0.01%	0.00%	1.01%	0.00%	1.01%
International Fund -
Class I	1.34%[10]	0.00%	0.01%	0.00%	1.35%	0.00%	1.35%
Inflation Protection
Fund - Class I	0.48%[10]	0.00%	0.01%	0.00%	0.49%	0.00%	0.49%
Dreyfus
VIF Appreciation
Portfolio - Initial
Shares	0.75%	0.00%	0.06%	0.00%	0.81%	0.00%	0.81%
VIF Developing
Leaders Portfolio -
Initial Shares	0.75%	0.00%	0.08%	0.00%	0.83%[11]	0.13%	0.70%[11]
VIF Quality Bond
Portfolio - Initial
Shares	0.65%	0.00%	0.11%	0.00%	0.76%	0.00%	0.76%
Dreyfus Socially
Responsible Growth Fund -
Initial Shares	0.75%	0.00%	0.10%	0.00%	0.85%	0.00%	0.85%
Fidelity® VIP
Contrafund®
Portfolio - Initial
Class	0.56%	0.00%	0.10%	0.00%	0.66%[12]	0.00%	0.66%[12]
Equity-Income
Portfolio - Initial
Class	0.46%	0.00%	0.11%	0.00%	0.57%[12]	0.00%	0.57%[12]
Growth Portfolio -
Initial Class	0.56%	0.00%	0.12%	0.00%	0.68%[12]	0.00%	0.68%[12]
High Income
Portfolio - Initial
Class	0.57%	0.00%	0.14%	0.00%	0.71%	0.00%	0.71%
Index 500 Portfolio
- Initial Class	0.10%	0.00%	0.00%	0.00%	0.10%[13]	0.00%	0.10%[13]
Investment Grade
Bond Portfolio -
Initial Class	0.32%	0.00%	0.11%	0.00%	0.43%	0.00%	0.43%
Mid Cap Portfolio -
Initial Class	0.56%	0.00%	0.12%	0.00%	0.68%[12]	0.00%	0.68%[12]
Overseas Portfolio -
Initial Class	0.71%	0.00%	0.16%	0.00%	0.87%[12]	0.00%	0.87%[12]
Value Strategies
Portfolio - Initial	0.56%	0.00%	0.18%	0.00%	0.74%	0.00%	0.74%

7

Class

Franklin Templeton
Mutual Global
Discovery
Securities - Class 1
Shares[14]	0.80%	0.00%	0.18%	0.00%	0.98%	0.00%	0.98%
Mutual Shares
Securities Fund -
Class 2 shares	0.60%	0.25%	0.13%	0.00%	0.98%	0.00%	0.98%
Small Cap Value
Securities Fund -
Class 2 shares	0.52%	0.25%	0.16%	0.01%	0.94%[15]	0.00%	0.94%[15]
Small-Mid Cap
Growth Securities
Fund - Class 2
shares	0.50%	0.25%	0.28%	0.02%	1.05%[15]	0.00%	1.05%[15]
Foreign Securities
Fund - Class 2
shares	0.64%	0.25%	0.15%	0.02%	1.06%[15]	0.00%	1.06%[15]
Global Real Estate
Fund - Class 2
shares	0.80%	0.25%	0.30%	0.00%	1.35%[16]	0.32%	1.03%[16]
U.S. Government -
Class 1 Shares	0.49%	0.00%	0.04%	0.00%	0.53%	0.00%	0.53%
JP Morgan Insurance Trust
International Equity
Portfolio - Class 1
Shares	0.60%	0.00%	0.36%17A	0.00%	0.96%[18]	0.00%	0.96%[18]
Small Cap Core
Portfolio - Class 1
Shares	0.65%	0.00%	0.37%17B	0.01%	1.03%[18]	0.00%	1.03%[18]
Neuberger Berman AMT
Partners Portfolio - I
Class	0.84%	0.00%	0.11%	0.00%	0.95%[20]	0.00%	0.95%[20]
Mid-Cap Growth
Portfolio - I Class	0.83%	0.00%	0.09%	0.00%	0.92%[20]	0.00%	0.92%[20]
Small-Cap Growth
Portfolio S Class
Shares	1.15%	0.25%	0.58%	0.00%	1.98%[21]	0.55%	1.43%[21]
Short Duration
Bond Portfolio - I
Class	0.65%	0.00%	0.09%	0.00%	0.74%[20]	0.00%	0.74%[20]
Socially Responsive
Portfolio - I Class	0.83%	0.00%	0.09%	0.00%	0.92%[20]	0.00%	0.92%[20]
DWS Variable Series II
DWS Dreman High
Return Equity VIP -
Class B shares	0.64%	0.25%	0.24%[22]	0.00%	1.13%[23]	0.02%	1.11%[23]
DWS Dreman Small
Mid Cap Value VIP
- Class B shares	0.64%	0.25%	0.26%[22]	0.00%	1.15%	0.00%	1.15%
DWS Investments VIT
Funds
Small Cap Index	0.35%	0.00%	0.19%[22]	0.00%	0.54%[24]	0.00%	0.54%[24]

8

Fund

Oppenheimer Variable Accounts Funds
Balanced Fund/VA
- Service Shares	0.73%	0.25%	0.03%[25]	0.00%	1.01%[26]	0.00%	1.01%[26]
Main Street Small
Cap Fund/VA® -
Service Shares	0.70%	0.25%	0.04%[25]	0.00%	0.99%	0.00%	0.99%
Strategic Bond
Fund/VA - Service
Shares	0.55%	0.25%	0.04%[25]	0.01%	0.85%[27]	0.00%	0.85%[27]
T. Rowe Price
Blue Chip Growth
Portfolio - Class II
shares	0.78%	0.25%	0.03%	0.04%	1.10%	0.00%	1.10%
Equity Income
Portfolio - Class II
shares	0.83%	0.25%	0.01%	0.01%	1.10%	0.00%	1.10%
Health Sciences
Portfolio - Class II
shares	0.00%	0.25%	0.44%	1.04%	1.73%	0.00%	1.73%
Personal Strategy
Balanced Portfolio
VIP I	0.61%	0.00%	0.08%	0.17%	0.86%	0.00%	0.86%
Wells Fargo Advantage VT
Discovery Fund	0.75%[28]	0.25%	0.27%[29]	0.01%	1.28%[30]	0.12%	1.16%[30]
Opportunity Fund	0.74%[28]	0.25%	0.22%[29]	0.02%	1.23%[30]	0.14%	1.09%[30]
Van Eck Worldwide Insurance Trust
Worldwide Bond -
Initial Class	1.00%	0.00%	0.17%	0.00%	1.17%[31]	0.00%	1.17%[31]
Worldwide
Emerging Markets -
Initial Class	1.00%	0.00%	0.29%	0.00%	1.29%[31]	0.00%	1.29%[31]
Worldwide Hard
Assets - Initial Class	0.88%	0.00%	0.11%	0.01%	1.00%[31]	0.00%	1.00%[31]
Worldwide Real
Estate - Initial Class	1.00%	0.00%	0.53%	0.00%	1.53%[31]	0.00%	1.53%[31]

1. The Fund fees and expenses used to prepare the table above, and the example below, were provided to us by the Funds. We have not independently verified such information. Current or future expenses may be greater or less than those shown. In addition, certain Funds may impose a redemption fee of no more than 2% of the amount of Fund shares redeemed. We may be required to implement a Fund's redemption fee. The redemption fee will be assessed against your Contract Value. For more information, please see each Fund's prospectus.
2. Our affiliate, Equity Services, Inc., the principal underwriter for the Contracts, will received 12b-1 fees deducted from certain Fund assets attributable to the Contracts for providing distribution and shareholder support services to some Funds.

3. The Total Annual Fund Operating Expenses may not be the same as the reported in the portfolio's financial highlights and shareholder reports, because
Total Annual Fund Operating Expenses include expenses related to other investment companies acquired by the portfolio, if any, while the financial highlights and shareholder reports do not.
4. For the Common Stock, Mid Cap Growth and Small Company Funds, Management Fees and Total Annual Fund Operating Expenses based on the Funds’
2008 fiscal year have been restated as if the advisory fee schedule effective November 19, 2008 had been in place on January 1, 2008.

5. Effective January 22, 2009, the Advisor has agreed to reimburse the advisory fees paid by the Sentinel Variable Products Money Market Fund to the
extent necessary to prevent total expenses paid by the Fund from exceeding the gross income earned on the Fund’s investments. This reimbursement may be discontinued at any time.
6. The Fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales;

9

(iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund.
7. Acquired Fund Fees are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund
Operating Expenses may exceed the limit on Total Annual Fund Operating Expenses, if any. The impact of the acquired fund fees and expense are included in the total returns of the Fund.
8. Effective December 1, 2006, through November 30, 2011, the Manager of Alger American Capital Appreciation Portfolio has contractually agreed to waive 0.035% of its Advisory Fees.
9. Fund Expenses are as of February 28, 2009.
10. The fund has a stepped fee schedule. As a result, the fund's unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease.
11. Through May 1, 2010, The Dreyfus Corporation has undertaken that, if the aggregate expenses, exclusive of shareholder servicing fees, and Rule 12b-1 fees, but including the management fee, exceed 0.70% of the value of the Portfolio’s average daily net assets, the Portfolio may deduct some of the payment to be made to Dreyfus under the Management Agreement, or Dreyfus will bear, such excess expense.
12. A portion of the brokerage commissions that the Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Equity-Income Portfolio, Fidelity® VIP Growth
Portfolio, Fidelity® VIP Mid Cap Portfolio, and Fidelity® Overseas Portfolio pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses.
These offsets may be discontinued at any time.
13. Management fees for the fund have been reduced to 0.10%, and class expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the fund's shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the fund manager's part.
14. Effective May 1, 2009, the Franklin Templeton Mutual Discovery Securites Fund has changed its name to Franklin Templeton Mutual Global Discovery
Securities Fund.
15. The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the SEC.
16. The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five year period, starting on May 1, 2007, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of four years thereafter through April 30, 2012, the investment manager and administrator will receive one-fifth of the increase in the rate of fees. Beginning May 1, 2012, the full new investment management and administration fees will then be in effect. Based on Fund total assets of $382.6 million on December 31, 2008, it is estimated that the increase for the year ending April 30, 2010 will be 0.14%, which is a 0.09% increase in the management fee and a 0.05% increase in the administration fee, for net annual Fund operating expenses of 0.78%. In future years the fee rates will vary in accordance with the fee rate schedules and Fund assets.
17A.On 4/24/09 the Portfolio was involved in a reorganization with the JPMorgan International Equity Portfolio where the accounting survivor is the
JPMorgan International Equity Portfolio. Because of the reorganization, “Other Expenses” have been calculated based on the actual other expenses incurred by the accounting survivor in the most recent fiscal year except that the expenses have been restated to reflect the Portfolio’s fund administration agreement.
17B.On 4/24/09 the Portfolio was involved in a reorganization with the JPMorgan Small Company Portfolio where the accounting survivor is the JPMorgan
Small Company Portfolio. Because of the reorganization, “Other Expenses” have been calculated based on the actual other expenses incurred by the accounting survivor in the most recent fiscal year except that the expenses have been restated to reflect the Portfolio’s fund administration agreement.
18. J.P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc. have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the JPMorgan Insurance Trust International Equity Portfolio Class 1 Shares and JPMorgan Insurance Trust
Small Cap Core Portfolio Class 1 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 1.03% of the average daily net assets through
4/30/10. Without the Acquired Fund Fees and Expenses, the Gross Total Annual Expenses of JPMorgan Insurance Trust Small Cap Core Portfolio Class 1
Shares would have been 1.02% of the average daily net assets.
19. Acquired Fund Fees are based on the allocation of the Fund's assets among the acquired funds calculated on a daily basis through the Fund's last fiscal year end. This amount reflects the allocation only through the fiscal year ending 12/31/08. Acquired Fund Fees will vary with changes in the expenses of the
Acquired Funds as well as allocation of the Fund's assets and may be higher or lower than those shown.
20. Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2011, to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Short Duration Bond Portfolio, Mid-Cap Growth Portfolio, and Partners Portfolio) and
excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, inthe aggregate, 1% of average daily net asset value of the Short Duration Bond Portfolio, Mid-Cap Growth Portfolio, and Partners Portfolio and 1.30% of average daily net asset value of the Socially
Responsive Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

21. Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2011, to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.4% of the average daily net asset value of the Small-Cap Growth Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.
22. Restated on an annual basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 10% administrative fee paid to the Advisor.
23. Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio so that total annual operating expenses of the portfolio will not exceed 1.11% for Class B Shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
24. Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating

10

expenses of the portfolio to the extent necessary to maintain the portfolio's total annual operating expenses at 0.51% for Class A Shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
25. Other Expenses include transfer agent fees, custodial fees, and accounting and legal expenses the Fund pays. The Fund's transfer agent has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% per fiscal year. That undertaking may be amended or withdrawn at any time. For the
Fund's fiscal year ending December 31, 2008, the transfer agent fees did not exceed the expense limitation described above. The Fund also receives certain credits from the Fund's custodian that, during the fiscal year, reduced its custodial expenses less than 0.01% of average daily net assets.
26. Effective September 1, 2007, the Manager has voluntarily agreed to waive a portion of the advisory fee and/or reimburse certain expenses so that the total expenses of the Fund will not exceed 0.92% of average annual net assets. After the waiver Gross Annual Operating Expenses were 0.98%. This voluntary waiver and/or reimbursement may be withdrawn at any time.
27. The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the
Fund's investment in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC, and Oppenheimer Master Event-Linked Bond
Fund, LLC. After all of the above waivers and credits, the actual "Total Annual Operating Expenses" excluding acquired fund fees and expenses, as a percentage of average daily net assets were 0.82% for Service Shares.
28. The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the
Discovery and Opportunity Funds is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher.
29. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
30. The Wells Fargo Advantage Discovery Fund’s and the Wells Fargo Advantage Opportunity Fund’s adviser has committed through April 30, 2010 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio at 1.15% and 1.07%, respectively, and may include expenses of any money market or other fund held by the fund.
31. For the period May 1, 2008 through April 30, 2009, the Advisor contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, taxes, extraordinary expenses, and acquired fund fees) to the extent Gross Total Annual Expenses exceed
1.10% for Worldwide Bond, 1.40% for Worldwide Emerging Markets, 1.20% for Worldwide Hard Assets, and 1.10% for Worldwide Real Estate.

Examples

The Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Variable
Account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the maximum fees and expenses of any of the Funds apply as of December 31, 2008, and that you elected the Optional Enhanced Death Benefit Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
1,048.42	1,560.29	2,092.65	3,717.18

(2) If you annuitize your Contract at the end of the applicable time period or if you do not surrender your Contract:

1 Year	3 Years	5 Years	10 Years
348.42	1,060.29	1,792.65	3,717.18

1. The Contract may not be annuitized in the first two years from the Date of Issue.

11

ACCUMULATION UNIT VALUE (in dollars)

The following table sets forth for each period since inception for an accumulation unit outstanding throughout the period, (1) the accumulation unit value at the beginning of each period; (2) the accumulation unit value at the end of each period; and (3) the number of accumulation units outstanding at the end of each period.

Subaccount	Accumulation	Accumulation	Numberof	Accumulation	Accumulation	Numberof
	UnitValueat	UnitValueat	Accumulation	UnitValueat	UnitValueat	Accumulation
	1/2/98	12/31/98	UnitsOutstanding 1/4/99		12/31/99	Units
			at12/31/98			Outstandingat
						12/31/99
Sentinel VPT	10.69	11.96	681,315.40	11.96	12.14	1,054,556
Common Stock
Sentinel VPT	11.14	12.71	167,349.38	12.63	17.40	351,290
Mid Cap
Growth
Sentinel VPT	10.76	11.43	67,028.38	11.29	13.07	95,954
Small
Company
Sentinel VPT	10.20	10.59	464,682.04	10.59	10.96	874,549
Money Market
Sentinel VPT	10.47	11.12	258,757.60	11.09	10.60	454,241
Bond
Sentinel VPT	10.65	11.80	321,764.26	11.80	11.74	555,721
Balanced
Alger	10.63	15.55	174,624.86	15.47	20.51	620,933
American
Growth
Alger	10.89	12.53	180,967.55	12.41	17.73	243,153
American
SmallCap
Growth
Fidelity VIP	10.86	11.93	446,646.08	11.88	12.51	704,688
Fund-Equity
Income
Fidelity VIP	10.75	14.74	128,908.47	14.73	19.97	558,722
Fund-Growth
Fidelity VIP	10.85	10.22	316,357.63	10.24	10.90	398,907
Fund-High
Income
Fidelity VIP	9.50	10.51	137,169.62	10.82	14.78	238,593
Fund-Overseas
Fidelity VIP	10.93	14.04	220,659.55	13.93	17.20	495,265
Fund -
Contrafund®
Fidelity VIP	10.94	13.77	644,354.40	13.75	16.37	1,479,594
Fund -Index
500
Wells Fargo	11.16	14.29	79,046.28	14.08	26.76	318,572
VT Discovery

12

Subaccount	Accumulation Accumulation Numberof	Accumulation Accumulation Numberof
UnitValueat	UnitValueat	Accumulation	UnitValueat	UnitValueat	Accumulation
1/2/98	12/31/98	UnitsOutstanding 1/4/99	12/31/99	Units
at12/31/98	Outstandingat
12/31/99
Wells Fargo	11.15	12.50	125,380.26	12.55	16.63	200,977
VT
Opportunity

Subaccount	Accumulation	Accumulation	Numberof	Accumulation	Accumulation	Numberof	Accumulation	Accumulation	Numberof
UnitValueat	UnitValueat	Accumulation	UnitValueat	UnitValueat	Accumulation	UnitValueat	UnitValueat	Accumulation
1/3/00	12/31/00	UnitsOutstanding 1/2/01	12/31/01	UnitsOutstanding 1/2/02	12/31/02	Units
at12/31/00	at12/31/01	Outstandingat
12/31/02
Sentinel VPT	11.90	13.15	1,080,323.09	12.98	11.91	1,550,727.39	11.93	9.71	1,800,411.01
Common Stock
Sentinel VPT	17.64	17.01	816,621.11	15.66	12.70	1,037,504.10	12.77	9.51	1,000,052.44
Mid Cap
Growth
Sentinel VPT	12.88	17.84	337,481.08	17.06	18.54	641,556.80	18.42	15.73	937,943.44
Small
Company
Sentinel VPT	10.96	11.47	946,420.61	11.47	11.73	1,339,572.89	11.73	11.72	1,551.827.66
Money Market
Sentinel VPT	10.55	11.46	480,176.92	11.56	12.14	831,321.19	12.08	10.22	916,629.63
Bond
Sentinel VPT	11.58	12.60	597,642.88	12.56	11.55	742,241.96	11.52	13.06	1,213.264.09
Balanced
Alger	20.53	17.24	1,085,900.24	16.62	14.99	1,176,016.07	15.02	9.91	1,112,587.18
American
Growth
Alger	17.64	12.73	600,592.69	11.62	8.85	713,337.23	8.76	6.44	627,551.21
American
SmallCap
Growth
Fidelity VIP	12.18	13.38	877,837.96	13.22	12.54	1,100,806.66	12.56	10.27	1,336,207.03
Fund-Equity
Income
Fidelity VIP	19.93	17.54	1,030,524.99	16.81	14.24	1,161,109.49	14.33	9.82	1,116,957.82
Fund-Growth
Fidelity VIP	10.86	8.33	501,300.74	8.32	7.25	572,401.28	7.28	7.40	683,024.78
Fund-High
Income
Fidelity VIP	14.84	11.79	764,738.39	11.73	9.16	943,360.18	9.23	7.20	956,027.37
Fund-Overseas
Fidelity VIP	16.93	15.84	757,511.71	15.33	13.71	802,651.88	13.63	12.26	895,933.04
Fund -
Contrafund®
Fidelity VIP	16.21	14.64	2,023,959.28	14.23	12.69	2,179,936.83	12.76	9.73	2,177,585.47
Fund -Index
500
Wells Fargo	26.94	22.48	594,648.07	20.44	15.34	649,737.70	15.42	9.45	593,006.69
VT Discovery

13

Subaccount	Accumulation Accumulation		Numberof	Accumulation Accumulation		Numberof	Accumulation Accumulation		Numberof
	UnitValueat	UnitValueat	Accumulation	UnitValueat	UnitValueat	Accumulation	UnitValueat	UnitValueat	Accumulation
	1/3/00	12/31/00	UnitsOutstanding 1/2/01		12/31/01	UnitsOutstanding 1/2/02		12/31/02	Units
			at12/31/00			at12/31/01			Outstandingat
									12/31/02
Wells Fargo	16.34	17.48	340,375.32	17.13	16.60	422,080.77	16.59	11.98	593,692.26
VT
Opportunity

Subaccount	Accumulation	Accumulation	Numberof	Accumulation	Accumulation	Numberof	Accumulation	Accumulation	Numberof
	UnitValueat	UnitValueat	Accumulation	UnitValueat	UnitValueat	Accumulation	UnitValueat	UnitValueat	Accumulation
	1/2/03	12/31/03	Units	1/2/04	12/31/04	Units	1/3/05	12/31/05	Units
			Outstandingat			Outstandingat			Outstandingat
			12/31/03			12/31/04			12/31/05
Sentinel VPT	9.96	12.59	2,081,352.52	12.59	13.61	2,530,565.26	13.46	14.45	2,669,872.15
Common Stock
Sentinel VPT	9.77	13.30	1,190,675.96	13.30	14.74	1,136,704.15	14.48	15.08	969,791.11
Mid Cap Growth
Sentinel VPT	16.08	21.64	1,242,053.68	21.73	24.73	1,502,266.70	24.37	26.40	1,366,987.15
Small Company
Sentinel VPT	11.72	11.64	1,010,025.42	11.64	11.59	956,343.80	11.59	11.76	798,945.46
Money Market
Sentinel VPT	12.98	13.63	1,303,319.09	13.58	14.07	1,287455.21	14.08	14.14	1,285,059.33
Bond
Sentinel VPT	10.35	12.47	1,134,775.52	12.46	13.21	1,253,469.20	13.13	13.77	1,223,837.89
Balanced
Alger American	10.23	13.21	1,147,661.68	13.17	13.74	981,988.91	13.57	15.18	767,708.64
LargeCap
Growth
Alger American	6.57	9.04	638,099.31	9.06	10.39	608,040.56	10.18	11.97	478,400.24
SmallCap
Growth
Fidelity VIP	10.59	13.20	1,458,610.93	13.18	14.51	1,393,766.91	14.38	15.15	1,221,652.93
Fund-Equity
Income
Fidelity VIP	10.15	12.86	1,247,702.59	12.88	13.11	1,202,786.06	12.99	13.68	1,011,888.11
Fund-Growth
Fidelity VIP	7.41	9.29	926,868.19	9.29	10.04	1,010,663.00	10.05	10.17	988,225.90
Fund-High
Income
Fidelity VIP	7.33	10.19	1,064,456.93	10.31	11.41	1,185,510.33	11.34	13.40	1,141,752.38
Fund-Overseas
Fidelity VIP	12.49	15.53	1,052,447.55	15.50	17.68	1,069,940.50	17.45	20.39	1,007,625.08
Fund -
Contrafund®
Fidelity VIP	10.05	12.32	2,313,638.44	12.28	13.44	2,088,000.22	13.33	13.89	1,911,723.93
Fund -Index 500
Wells Fargo VT	9.86	12.51	639,147.81	12.47	14.70	543,989.20	14.39	15.89	449,988.64
Discovery
Wells Fargo VT	12.35	16.18	597,575.44	16.14	18.87	583,347.52	18.59	20.07	485,070.63
Opportunity

14

Subaccount	Accumulation	Accumulation	Numberof	Accumulation AccumulationUnit Numberof				Accumulation Accumulation Numberof
	UnitValue at	UnitValue at	Accumulation	UnitValueat	Valueat12/31/07 Accumulation			UnitValueat UnitValueat Accumulation
	1/1/06	12/31/06	UnitsOutstanding 1/3/07			UnitsOutstanding		1/3/08	12/31/08	UnitsOutstanding
			at12/31/06			at12/31/07				at12/31/08
Sentinel VPT	14.72	16.55	2,718,931.45	16.50	17.99	2,603,671.20		17.78	11.88	2,090,466.94
Common Stock
Sentinel VPT	15.30	15.70	862,387.81	15.66	18.89	718,600.21		18.68	10.05	622,721.19
Mid Cap Growth
Sentinel VPT	26.75	30.24	1,311,018.83	30.13	32.39	1,236,392.67		31.96	21.62	1,043,023.68
Small Company
Sentinel VPT	11.76	12.14	851,107.83	12.15	12.54	811,941.84		12.55	12.60	1,092,355.49
Money Market
Sentinel VPT	14.16	14.46	1,198,084.12	14.47	15.26	1,062,958.34		15.35	15.56	845,060.54
Bond
Sentinel VPT	13.93	15.14	1,103,557.87	15.12	16.19	943,052.50		16.09	12.14	753,402.99
Balanced
Alger American	15.52	15.74	682,503.49	10.15	18.62	488,401.32		18.42	9.89	1,168,059.30
LargeCap
Growth
Alger American	12.13	14.17	374,887.08	14.10	16.38	315,152.75		16.19	8.63	249,280.35
SmallCap
Growth
Fidelity VIP	15.40	17.96	1,038,522.03	17.94	17.92	982,696.29		17.72	10.17	701,387.14
Fund-Equity
Income
Fidelity VIP	13.90	14.41	876,813.03	14.44	18.05	718,993.66		17.82	9.40	1,094,611.21
Fund-Growth
Fidelity VIP	10.18	11.15	909,615.94	11.17	11.30	848,981.81		11.30	8.36	631,904.84
Fund-High
Income
Fidelity VIP	13.74	15.61	1,027,144.43	15.69	17.73	1,138,887.52		17.99	10.00	648,121.31
Fund-Overseas
Fidelity VIP	20.81	22.47	927,656.07	20.33	26.05	814,520.75		25.78	14.77	688,570.66
Fund -
Contrafund®
Fidelity VIP	14.12	15.86	1,666,576.30	14.23	16.17	1,356,246.26		16.25	10.24	1,094,611.21
Fund -Index 500
Wells Fargo VT	16.15	17.96	361,074.70	16.23	21.67	287,929.53		21.38	11.89	230,080.24
Discovery
Wells Fargo VT	20.35	22.22	387,060.90	19.05	23.36	308,691.13		23.03	13.80	255,065.43
Opportunity

The following provides the information for Subaccounts which began operations on August 3, 1998.

Subaccount	Accumulation	Accumulation	Numberof	Accumulation	Accumulation	Numberof	Accumulation		Accumulation	Numberof
	UnitValueat	UnitValueat	Accumulation	UnitValueat	UnitValueat	Accumulation	UnitValueat		UnitValueat	Accumulation
	8/3/98	12/31/98	Units	1/1/99	12/31/99	Units	1/1/00		12/31/00	Units
			Outstandingat			Outstandingat				Outstandingat
			12/31/98			12/31/99				12/31/00
American	10.00	10.96	2,561.63	10.98	12.76	183,326	12.62		11.25	325,390.25
Century VP
Income &
Growth
American	10.00	10.41	480.38	10.41	10.18	63,007	9.92		11.86	233,597.13
Century VP

15

Value
JPMorgan	10.00	9.69	0	9.93	13.06	25,478	13.10	10.84	79,538.84
International
Equity
JPMorgan	10.00	9.98	10,554.25	9.93	14.21	30,934	14.08	12.43	84,711.61
Small Cap Core
Neuberger	10.00	10.19	9,444.56	10.18	10.79	47,306	10.65	10.72	72,340.65
Berman
Partners

Subaccount	Accumulation	Accumulation	Numberof	Accumulation	Accumulation	Numberof	Accumulation	Accumulation	Numberof
	UnitValueat	UnitValueat	Accumulation	UnitValueat	UnitValueat	Accumulation	UnitValueat	UnitValueat	Accumulation
	1/1/01	12/31/01	Units	1/1/02	12/31/02	Units	1/1/03	12/31/03	Units
			Outstandingat			Outstandingat			Outstandingat
			12/31/01			12/31/02			12/31/03
American	10.96	10.17	513,559.72	10.21	8.08	647,417.35	8.33	10.31	767,740.19
Century VP
Income & Growth
American	11.64	13.19	497,921.29	13.15	11.37	816,576.88	11.66	14.46	963,627.66
Century VP
Value
JPMorgan	10.82	8.64	129,932.62	8.68	6.96	158,604.86	7.03	9.09	228,845.55
International
Equity
JPMorgan Small	11.76	11.27	94,501.13	11.18	8.71	115,400.73	8.92	11.68	118,426.03
Company
Neuberger	10.44	10.27	92,299.75	10.26	7.68	134,673.28	7.92	10.23	168,915.13
Berman Partners

Subaccount	Accumulation	Accumulation Numberof		Accumulation	Accumulation	Numberof	Accumulation	Accumulation	Numberof
	UnitValueat	UnitValueat	Accumulation	UnitValueat	UnitValueat	Accumulation	UnitValueat	UnitValueat	Accumulation
	1/1/04	12/31/04	Units	1/1/05	12/31/05	Units	1/1/06	12/31/06	Units
			Outstandingat			Outstandingatt			Outstandingat
			12/31/04			12/31/05			12/31/06
American Century 10.30		11.49	765,569.07	11.36	11.86	693,013.97	12.06	13.69	601,544.34
VP Income &
Growth
American Century 14.42		16.30	1,108,091.56	16.15	16.88	1,137,146.9	17.07	19.76	1,044,070.29
VP Value						5
JPMorgan	0/13	10.62	285,762.15	10.53	11.59	293,409.83	11.93	13.95	349,417.98
International
Equity
JPMorgan Small	11.68	14.65	138,936.30	14.38	14.94	135,781.41	15.19	16.95	115,961.99
Cap Core
Neuberger Berman 10.18		12.01	181,388.86	11/81	13.98	247,078.58	14.35	15.47	206,120.78
Partners

Subaccount	Accumulation Accumulation			Number of	Accumulation		Accumulation	Number of
	Unit Value at		Unit Value at	Accumulation	Unit Value at		Unit Value at	Accumulation
	1/3/07		12/31/07	Units	1/3/08		12/31/08	Units
				Outstanding at				Outstanding at
				12/31/07				12/31/08
American Century VP 13.62			13.49	489,066.47	13.31		8.70	382,167.81
Income & Growth

16

Subaccount	Accumulation	Accumulation	Number of	Accumulation	Accumulation	Number of
	Unit Value at	Unit Value at	Accumulation	Unit Value at	Unit Value at	Accumulation
	1/3/07	12/31/07	Units	1/3/08	12/31/08	Units
			Outstanding at			Outstanding at
			12/31/07			12/31/08
American Century VP	19.80	18.48	1,112,047.50	18.18	13.34	556,018.48
Value
JPMorgan International	14.03	15.04	320,948.61	14.92	8.70	261,660.69
Equity
JPMorgan Small Cap	16.94	15.76	93,558.57	15.51	10.57	68,964.34
Core
Neuberger Berman	15.16	16.68	193,427.49	16.53	7.83	182,054.98
Partners
The following information is for Subaccounts which began operations on December 1, 2000.

Subaccount	Accumulation Accumulation		Number of	Accumulation	Accumulation	Number of
	Unit Value at	Unit Value at	Accumulation	Unit Value at	Unit Value at	Accumulation
	12/1/00	12/31/00	Units	1/1/01	12/31/01	Units Outstanding
			Outstanding at			at 12/31/01
12/31/00

Alger American Capital	10.00	10.02	4,084.23	9.45	8.30	122,328.68
Appreciation
Dreyfus Socially	10.00	10.00	202.71	9.62	7.64	64,416.84
Responsible Growth Fund,
Inc.
Fidelity VIP Fund	10.00	10.69	68,296.49	10.26	10.89	759,750.40
Investment Grade Bond
AIM V.I Dynamics	10.00	10.58	6,055.31	9.75	7.26	185,977.17
AIM V.I Global Health	10.00	10.07	19,839.77	10.25	9.12	185,979.64
Care
AIM V.I Technology	10.00	10.18	7,402.18	8.92	5.38	140,047.82

Subaccount	Accumulation	Accumulation	Number of	Accumulation	Accumulation	Number of
	Unit Value at	Unit Value at	Accumulation	Unit Value at	Unit Value at	Accumulation
	1/1/02	12/31/02	Units	1/1/03	12/31/03	Units Outstanding
			Outstanding at			at 12/31/03
12/31/02

Alger American Capital	8.28	5.41	183,800.39	5.58	7.19	292,149.77
Appreciation
Dreyfus Socially	7.70	5.35	148,267.80	5.52	6.65	159,344.69
Responsible Growth Fund,
Inc.
Fidelity VIP Fund	10.85	11.85	1,702,427.77	11.77	12.30	1,885,368.96
Investment Grade Bond
AIM V.I Dynamics	7.33	4.88	321,110.70	5.50	6.63	381,357.65

Subaccount	Accumulation	Accumulation	Number of	Accumulation	Accumulation	Number of
	Unit Value at	Unit Value at	Accumulation	Unit Value at	Unit Value at	Accumulation
	1/1/04	12/31/04	Units	1/1/05	12/31/05	Units
			Outstanding at			Outstanding at
			12/31/04			12/31/05

17

AIM V.I Global Health	9.00	6.79	414,706.10	6.94	8.56	534,106.75
Care
AIM V.I Technology	5.53	2.82	283,490.20	2.95	4.04	547,768.82
Alger American Capital	7.18	7.67	226,660.10	7.58	8.66	227,328.44
Appreciation
Dreyfus Socially	6.64	6.96	146,825.11	6.91	7.12	127,070.56
Responsible Growth Fund,
Inc.
Fidelity VIP Fund	12.24	12.67	1,968,755.52	12.67	12.77	1,880,488.62
Investment Grade Bond
AIM V.I Dynamics	6.61	7.41	365,842.99	7.30	8.09	319,611.45
AIM V.I Global Health Care	8.58	9.08	520,475.69	8.99	9.68	487,457.78
AIM V.I Technology	4.05	4.17	525,974.29	4.12	4.20	506,008.05

The following information is for Subaccounts which began operations on May 1, 2004.
Subaccount	Accumulation Accumulation Number of			Accumulation Accumulation Number of			Accumulation Accumulation Number of
Unit Value at Unit Value at Accumulation Unit Value at Unit Value at Accumulation Unit Value at Unit Value at Accumulation
	5/1/04	12/1/04	Units	1/1/05	12/31/05	Units	1/1/06	12/31/06	Units
			Outstanding			Outstanding			Outstanding
			at 12/31/04			at 12/31/05			at 12/31/06
American	10.00	10.75	7,351,49	10.64	10.84	7,270.33	10.96	10.34	13,485.09

Century VP
Ultra®

Subaccount	Accumulation Accumulation Number of			Accumulation Accumulation Number of
	Unit Value at	Unit Value at	Accumulation Unit Value at		Unit Value at	Accumulation
	1/1/06	12/31/06	Units	1/1/07	12/31/07	Units
			Outstanding			Outstanding
			at 12/31/06			at 12/31/07
Alger American Capital Appreciation	8.83	10.18	240,392.62	11.05	14.80	11,903.74
Dreyfus Socially Responsible Growth	7.21	7.66	110,434.28	7.66	8.15	90,726.74
Fund, Inc.
Fidelity VIP Fund Investment Grade	12.78	13.14	1,816,680.33	13.18	13.52	1,660,150.65
Bond
AIM V.I Dynamics	8.19	9.26	274,930.33	9.24	10.25	230,558.37
AIM V.I Global Health Care	9.76	10.05	415,277.21	10.03	11.08	341,259.85
AIM V.I Technology	4.29	4.58	387,355.12	4.60	4.86	328,944.11

Subaccount	Accumulation Accumulation Number of
	Unit Value at	Unit Value at	Accumulation
	1/1/08	12/31/08	Units
			Outstanding
			at 12/31/08
Alger American Capital Appreciation	13.29	7.26	276,672.71
Dreyfus Socially Responsible Growth	8.03	5.27	78,713.41
Fund, Inc.
Fidelity VIP Fund Investment Grade	13.60	12.90	955,380.50
Bond
AIM V.I Dynamics	10.15	5.25	181,428.73
AIM V.I Global Health Care	11.02	7.80	289,042.57
AIM V.I Technology	4.76	2.66	310,842.44

18

Subaccount	Accumulation Accumulation Number of			Accumulation Accumulation Number of			Accumulation Accumulation Number of
	Unit Value at Unit Value at Accumulation Unit Value at Unit Value at Accumulation Unit Value at Unit Value at Accumulation
	5/1/04	12/1/04	Units	1/1/05	12/31/05	Units	1/1/06	12/31/06	Units
			Outstanding			Outstanding			Outstanding
			at 12/31/04			at 12/31/05			at 12/31/06
American	10.00	10.80	369,192.37	10.62	11.52	607,473.22	11.81	12.38	823,729.08
Century VP
VistaSM
American	10.00	11.29	212,294.68	11.29	12.61	401,457.14	13.02	15.55	547,977.29
Century VP
International
American	10.00	10.53	464,504.55	10.52	10.57	891,225.74	10.59	10.62	1,113,774.87
Century VP
Inflation
Protection
Dreyfus	10.00	10.31	247,910.98	10.24	10.62	596,450.11	10.80	12.20	730,198.55
Appreciation
Dreyfus	10.00	10.89	2,938,61	10.72	11.36	9,328.03	11.54	11.63	18,175.86
Developing
Leaders
Dreyfus	10.00	10.42	21,381.13	10.41	10.53	51,108.90	10.55	10.82	80,546.12
Quality
Bond
Franklin	10.00	10.97	34,866.28	10.91	11.96	85,355.60	12.10	13.96	127,395.59
Templeton
Mutual
Shares
Securities
Franklin	10.00	12.00	43,564.48	11.82	12.88	86,582.43	13.07	14.85	99,096.41
Small Cap
Value
Securities
Franklin	10.00	10.95	8,615.04	10.79	11.32	18,483.52	11.45	12.13	24,421.84
Small-
Midcap
Growth
Securities
Templeton	10.00	11.53	233,297.54	11.51	12.53	465,272.38	12.81	15.01	612,574.72
Foreign
Securities
Franklin	10.00	13.58	71,208.32	13.45	15.20	193,126.58	15.46	18.07	174,101.94
Global Real
Estate
Fidelity Mid 10.00		12.26	107,584.38	12.04	14.31	266,877.22	14.61	15.90	329,694.21
Cap
Neuberger	10.00	11,52	6,084.77	11.33	12.92	21,984.12	13.08	14.61	39,266.75
Berman Mid
Cap Growth
Neuberger	10.00	19,84	143,490.34	10.82	11.10	293,062.65	11.23	11.53	423,265.70
Berman
Small Cap
Growth

19

Subaccount	Accumulation Accumulation Number of			Accumulation Accumulation Number of			Accumulation Accumulation Number of
	Unit Value at Unit Value at Accumulation Unit Value at Unit Value at Accumulation Unit Value at Unit Value at Accumulation
	5/1/04	12/1/04	Units	1/1/05	12/31/05	Units	1/1/06	12/31/06	Units
			Outstanding			Outstanding			Outstanding
			at 12/31/04			at 12/31/05			at 12/31/06
Neuberger	10.00	9.97	586,111.12	9.97	9.97	1,138,952.51	9.99	10.25	1,484,819.77
Berman
Short
Duration
Bond
Scudder	10.00	11.23	21,818.25	11.12	11.91	43,214.24	12.09	13.88	48,695.98
Dreman
High Return
Equity
Scudder	10.00	11.93	122,129.24	11.73	12.91	134,345.17	13.18	15.87	161,908.40
Dreman
Small Mid
Cap Value
T. Rowe	10.00	11.21	41,206.25	11.10	11.46	86,284.42	11.62	13.41	115,963.88
Price Equity
Income
Portfolio II
T. Rowe	10.00	10.79	279,899.33	10.69	11.24	897,520.42	13.27	12.12	1,264,773.03
Price Blue
Chip
Growth
Portfolio II
T. Rowe	10.00	10.36	106,209.89	10.23	11.56	136,594.78	14.27	12.36	140,366.74
Price Health
Sciences
Portfolio II

Subaccount		Accumulation	Accumulation		Number of	Accumulation	Accumulation		Number of
		Unit Value at	Unit Value at		Accumulation	Unit Value at	Unit Value at		Accumulation
		1/3/07	12/31/07		Units	1/3/08	12/31/08		Units
					Outstanding at				Outstanding at
					12/31/07				12/31/08
American Century VP		10.34	12.33		25,823.45	12.18	7.12		12,256.12
Ultra®
American Century VP		12.37	17.07		493,762.71	16.93	8.65		200,200.70
VistaSM
American Century VP		15.68	18.10		617,151.45	17.99	9.85		795,732.66
International
American Century VP		10.64	11.49		1,255,391.41	11.61	11.19		534,705.52
Inflation Protection
Dreyfus Appreciation		12.16	12.88		216,453.41	12.74	8.95		128,320.28
Dreyfus Developing		11.64	10.20		26,843.81	10.01	6.28		20,865.94
Leaders
Dreyfus Quality Bond		10.86	11.05		111,744.60	11.12	10.44		108,494.95
Franklin Templeton		14.02	14.24		166,258.59	14.09	8.83		124,773.52
Mutual Shares Securities
Franklin Small Cap		14.80	14.30		92,809.05	14.11	9.45		77,016.85
Value Securities

20

Subaccount	Accumulation	Accumulation	Number of	Accumulation	Accumulation	Number of
	Unit Value at	Unit Value at	Accumulation	Unit Value at	Unit Value at	Accumulation
	1/3/07	12/31/07	Units	1/3/08	12/31/08	Units
			Outstanding at			Outstanding at
			12/31/07			12/31/08
Franklin Small-Midcap	12.09	13.30	26,565.33	13.11	7.54	21,119.58
Growth Securities
Templeton Foreign	15.10	17.09	774,545.98	17.02	10.05	300,043.21
Securities
Franklin Global Real	17.91	14.10	162,047.67	14.00	8.01	127,569.73
Estate
Fidelity Mid Cap	15.78	18.05	296,830.63	18.06	10.83	562,513.64
Neuberger Berman Mid	14.65	17.65	83,823.04	17.45	9.86	56,291.55
Cap Growth
Neuberger Berman	11.48	11.42	485,097.80	11.26	6.81	138,379.37
Small Cap Growth
Neuberger Berman Short 10.26		10.59	1,735,213.41	10.62	9.04	1,235,140.63
Duration Bond
Scudder Dreman High	13.81	13.39	58,291.23	13.24	7.11	39,204.64
Return Equity
Scudder Dreman Small	15.73	16.06	544,208.87	15.84	9.45	77,016.85
Mid Cap Value
T. Rowe Price Equity	13.43	13.63	121,053.68	13.44	8.57	1,153,421.31
Income Portfolio II
T. Rowe Price Blue	12.11	13.44	1,139,712.20	13.27	7.60	386,584.31
Chip Growth Portfolio II
T. Rowe Price Health	12.30	14.35	97,259.18	14.27	10.02	100,832.06
Sciences Portfolio II

The following information is for Subaccounts which began operations on December 1, 2008.

Subaccount			Accumulation	Number of
			Unit Value at	Accumulation
			12/31/08	Units
				Outstanding at
				12/31/08
Alliance Bernstein International Growth Portfolio - 10.68				145,937.90
Class A Shares
Alliance Bernstein International Value Portfolio - 10.49				415,283.19
Class A Shares
Alliance Bernstein Small/Mid Cap Value Portfolio 10.79				66,769.66
- Class A Shares
Alliance Bernstein Value Portfolio - Class A Shares 10.39				N/A
DWS Small Cap Index VIP - Class A Shares			10.58	227.12
Fidelity Value Strategies Portfolio - Initial Class			10.60	N/A
Franklin Templeton Mutual Global Discovery			10.06	N/A
Securities - Class 1 Shares
Franklin Templeton U.S. Government - Class 1			10.20	768,297.54
Shares
Neuberger Berman AMT Socially Responsive			9.96	342.53
Portfolio - I Class
Oppenheimer Balanced Fund/VA - Service Shares			10.06	N/A
Oppenheimer Main Street Small Cap Fund/VA® -			10.71	N/A
Service Shares

21

Subaccount	Accumulation	Number of
	Unit Value at	Accumulation
	12/31/08	Units
		Outstanding at
		12/31/08
Oppenheimer Strategic Bond Fund/VA - Service	10.52	N/A
Shares
T. Rowe Price Personal Strategy Balanced Portfolio 10.31		N/A
VIP I
Van Eck Worldwide Bond - Initial Class	10.63	68.66
Van Eck Worldwide Emerging Markets - Initial	10.51	286,226.29
Class
Van Eck Worldwide Hard Assets - Initial Class	9.93	N/A
Van Eck Worldwide Real Estate - Initial Class	10.73	N/A

22

NATIONAL LIFE, THE VARIABLE ACCOUNT, AND THE FUNDS

National Life

National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions.
National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company, all of the outstanding stock of which is indirectly owned by National Life Holding
Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Contracts, are voting members of National Life
Holding Company. National Life assumes all mortality and expense risks under the Contracts and its assets support the Contract’s benefits. Financial Statements for National Life are contained in the Statement of Additional
Information.

The Variable Account

The Variable Account was established by National Life on November 1, 1996, pursuant to the provisions of
Vermont law. National Life has caused the Variable Account to be registered with the SEC as a unit investment trust pursuant to the provisions of the Investment Company Act. Such registration does not involve supervision of the management of the Variable Account or National Life by the SEC.

The Variable Account is a separate investment account of National Life and, as such, is not chargeable with liabilities arising out of any other business National Life may conduct. National Life does not guarantee the investment performance of the Variable Account. Obligations under the Contracts are obligations of National Life.
Income, gains and losses, whether or not realized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to other income, gains, or losses of National Life.

Net Premium Payments are allocated within the Variable Account among one or more Subaccounts made up of shares of the Fund options designated by the Owner. A separate Subaccount is established within the Variable
Account for each of the Fund options.

The Funds

You may choose from among a number of different Subaccount options. The investment experience of each of the
Subaccounts depends on the investment performance of the underlying Fund.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other mutual funds that may be managed by the same investment adviser or manager. The investment results of the
Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other funds, even if the other fund has the same investment adviser or manager.

The Variable Account purchases and redeems shares of the Funds at net asset value. The Variable Account automatically reinvests all dividend and capital gain distributions of the Funds in shares of the distributing Funds at their net asset value on the date of distribution. In other words, the Variable Account does not pay Fund dividends or Fund distributions out to you as additional units, but instead reflects them in unit values.

Before choosing to allocate your Premium Payments and Contract Value, carefully read the prospectus for each
Fund, along with this prospectus. There is no assurance that any of the Funds will meet their investment objectives.
We do not guarantee any minimum value for the amounts allocated to the Variable Account. You bear the investment risk of investing in the Funds. There is no assurance that the Sentinel Variable Products Trust Money
Market Fund will be able to maintain a stable net asset value per share. You should know that during extended periods of low interest rates, and partly as a result of contract charges, the yields of the Sentinel Variable Products
Trust Money Market Fund may also become extremely low and possibly negative.

Not all Funds may be available in all states or in all markets.

23

The following table provides certain information on each Fund, including its fund type, and its investment adviser
(and subadviser, if applicable). There is no assurance that any of the Funds will achieve their investment objective(s). You can find detailed information about the Funds, including a description of risks and expenses, in the prospectuses for the Funds that accompany this prospectus. You should read these prospectuses carefully before investing and keep them for future reference.

Fund	Type of Fund	Investment Adviser	Subadviser
Sentinel Variable Products Trust:
Common Stock Fund	Large Blend Equity	Sentinel Asset Management, Inc.	None
Mid Cap Growth
Mid Cap Growth Fund	Equity	Sentinel Asset Management, Inc.	None
Money Market Fund	Money Market	Sentinel Asset Management, Inc.	None
Small Company Fund	Small Growth Equity	Sentinel Asset Management, Inc.	None
Investment-Grade
Bond Fund	Bond	Sentinel Asset Management, Inc.	None
Hybrid Equity and
Balanced Fund	Debt	Sentinel Asset Management, Inc.	None
AIM Variable Insurance Funds:
Invesco Trimark
Ltd.; Invesco
Global Asset
Management
(N.A.), Inc.;
Invesco
Institutional
(N.A.), Inc.;
Invesco Senior
Secured
Management,
Inc.; Invesco
Hong Kong
Limited; Invesco
Asset
Management
Limited; Invesco
Asset
Management
(Japan) Limited;
Invesco Asset
Management
Deutschland,
GmbH; Invesco
Australia
Limited and
	Mid Cap Growth		Invesco Trimark
AIM V.I. Dynamics Fund - Series I Shares	Equity	Invesco Aim Advisors, Inc.*	Ltd.

24

Fund	Type of Fund	Investment Adviser	Subadviser
Invesco Trimark
Ltd.; Invesco
Global Asset
Management
(N.A.), Inc.;
Invesco
Institutional
(N.A.), Inc.;
Invesco Senior
Secured
Management,
Inc.; Invesco
Hong Kong
Limited; Invesco
Asset
Management
Limited; Invesco
Asset
Management
(Japan) Limited;
Invesco Asset
Management
Deutschland,
GmbH; Invesco
Australia
Limited and
AIM V.I. Global Health Care Fund - Series I			Invesco Trimark
Shares	Sector Equity	Invesco Aim Advisors, Inc.*	Ltd.

25

Fund	Type of Fund	Investment Adviser	Subadviser
Invesco Trimark
Ltd.; Invesco
Global Asset
Management
(N.A.), Inc.;
Invesco
Institutional
(N.A.), Inc.;
Invesco Senior
Secured
Management,
Inc.; Invesco
Hong Kong
Limited; Invesco
Asset
Management
Limited; Invesco
Asset
Management
(Japan) Limited;
Invesco Asset
Management
Deutschland,
GmbH; Invesco
Australia
Limited and
Invesco Trimark
AIM V.I. Technology Fund - Series I Shares	Sector Equity	Invesco Aim Advisors, Inc.*	Ltd.
The Alger American Fund:
Capital Appreciation AllCap Portfolio - Class O
Shares	Growth Equity	Fred Alger Management, Inc.	None
LargeCap Growth Portfolio - Class O Shares	Large Growth Equity	Fred Alger Management, Inc.	None
SmallCap Growth Portfolio - Class O Shares	Small Growth Equity	Fred Alger Management, Inc.	None
Alliance Bernstein Variable Products Series Fund,
Inc.:
International Growth	International Equity	AllianceBernstein L.P.	None
International Value	International Equity	AllianceBernstein L.P.	None
Small Mid Value
Small/Mid Cap Value	Equity	AllianceBernstein L.P.	None
Value	Large Value Equity	AllianceBernstein L.P.	None
American Century Variable Portfolios, Inc.:
American Century Investment
VP Income & Growth Portfolio	Large Value Equity	Management, Inc.	None
		American Century Investment	None
VP Inflation Protection Portfolio	Fixed Income	Management, Inc.
American Century Global Investment
VP International Portfolio	International Equity	Management, Inc.	None
American Century Investment
VP Ultra® Portfolio	Large Growth Equity	Management, Inc.	None
American Century Investment
VP Value Portfolio	Mid Cap Value Equity	Management, Inc.	None
	Mid Cap Growth	American Century Investment
VP VistaSM Portfolio	Equity	Management, Inc.	None
Dreyfus Variable Investment Fund

26

Fund	Type of Fund	Investment Adviser	Subadviser
Fayez Sarofim &
Appreciation Portfolio	Large Blend	The Dreyfus Corporation	Co.
Developing Leaders Portfolio	Aggressive Growth	The Dreyfus Corporation	None
Investment Grade
Quality Bond Portfolio	Bond	The Dreyfus Corporation	None
Dreyfus Socially Responsible Growth Fund, Inc.	Large Cap Growth	The Dreyfus Corporation	None
DWS Variable Series II:
Dreman Value
		Deutsche Investment Management	Management,
DWS Dreman High Return Equity VIP	Large Value	Americas, Inc.	LLC
Dreman Value
		Deutsche Investment Management	Management,
DWS Dreman Small Mid Cap Value VIP	Small Cap Value	Americas, Inc.	LLC
DWS Investments VIT Funds:
Northern Trust
		Deutsche Investment Management	Investments,
DWS Small Cap Index VIP	Small Index Equity	Americas, Inc.	Inc.
Fidelity® Variable Insurance Products Initial
Class:
Fidelity Management & Research
Contrafund® Portfolio	Large Growth Equity	Company	None
Fidelity Management & Research
Equity-Income Portfolio	Large Value Equity	Company	None
Fidelity Management & Research
Growth Portfolio	Large Growth Equity	Company	None
	Below Investment	Fidelity Management & Research
High Income Portfolio	Grade Bond	Company	None
Geode Capital
		Fidelity Management & Research	Management,
Index 500 Portfolio	Index Equity	Company	LLC
	Investment Grade	Fidelity Management & Research
Investment Grade Bond Portfolio	Bond	Company	None
Fidelity Management & Research
Mid Cap Portfolio	Mid Cap Blend	Company	None
FMR U.K., FMR
Far East, and
Fidelity
International
Investment
Advisers;
Fidelity
		Fidelity Management & Research	Investments
Overseas Portfolio	International Equity	Company	Japan Limited
Fidelity Management & Research
Value Strategies Portfolio	Value Equity	Company	FMR Co., Inc.
Franklin Templeton Variable Insurance Products
Trust
Foreign Securities Fund	Foreign	Templeton Investment Counsel, LLC	None
Global Real Estate Fund	Sector Equity	Franklin Advisors, Inc.	None
Mutual Shares Securities Fund	Mid Cap Value	Franklin Mutual Advisors, LLC	None
Small Cap Value Securities Fund	Small Cap Value	Franklin Advisory Services, LLC	None
Small-Mid Cap
Small-Midcap Growth Securities Fund	Growth	Franklin Advisors, Inc.	None
Franklin U.S. Government Fund	Government Bond	Franklin Advisors, Inc.	None

27

Fund	Type of Fund		Investment Adviser	Subadviser
Franklin
Templeton
Investment
Management
Mutual Global Discovery Securities Fund	Value Equity		Franklin Mutual Advisors, LLC	Limited
JPMorgan Insurance Trust:
J.P. Morgan Investment Management
International Equity Portfolio	International Equity		Inc.	None
	Small Cap Blend		J.P. Morgan Investment Management
Small Cap Core Portfolio	Equity		Inc.	None
Neuberger Berman Advisers Management Trust
Neuberger
Short Duration Bond Portfolio	Short-Term		Neuberger Berman Management, Inc.	Berman, LLC
	Mid-Cap Growth			Neuberger
Mid Cap Growth Portfolio	Equity		Neuberger Berman Management, Inc.	Berman, LLC
Neuberger
Partners Portfolio	Large Value		Neuberger Berman Management, Inc.	Berman, LLC
Neuberger
Small Cap Growth Portfolio	Small Cap Blend		Neuberger Berman Management, Inc.	Berman, LLC
Mid Large Value
	Equity	Socially		Neuberger
Socially Responsive Portfolio	Responsible		Neuberger Berman Management, Inc.	Berman, LLC
Oppenheimer Variable Account Funds
Hybrid Equity and
Balanced Fund/VA	Debt		Oppenheimer Funds, Inc.	None
Main Street Small Cap Fund/VA	Small Value Equity		Oppenheimer Funds, Inc.	None
Strategic Bond Fund/VA	Bond		Oppenheimer Funds, Inc.	None
T. Rowe Price Equity Series, Inc.
Equity Income Portfolio II	Large Value		T. Rowe Price Associates, Inc.	None
Blue Chip Growth Portfolio II	Large Growth		T. Rowe Price Associates, Inc.	None
Health Sciences Portfolio II	Sector Equity		T. Rowe Price Associates, Inc.	None
Personal Strategy Balanced Portfolio	Blend		T. Rowe Price Associates, Inc.	None
Van Eck Worldwide Insurance Trust
Worldwide Bond Fund	Global Bond		Van Eck Associates Corporation	None
Worldwide Emerging Markets Fund	Foreign Equity		Van Eck Associates Corporation	None
Worldwide Hard Assets Fund	Global Sector Equity		Van Eck Associates Corporation	None
Worldwide Real Estate Fund	Global Real Estate		Van Eck Associates Corporation	None
Wells Fargo Variable Trust
Wells Capital
	Mid Cap Growth			Management,
Wells Fargo VT Discovery Fund	Equity		Wells Fargo Funds Management, LLC	Incorporated
Wells Capital
Management,
Wells Fargo VT Opportunity Fund	Mid Cap Blend		Wells Fargo Funds Management, LLC	Incorporated

*It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund’s investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction.

Other Information

Contractual Arrangements. National Life has entered into or may enter into agreements with Funds pursuant to which the adviser or an affiliate pays National Life a fee based upon an annual percentage of the average net asset

28

amount invested on behalf of the Variable Account and our other separate accounts in exchange for providing administration and other services to Owners on behalf of the Funds, which may include answering Owner’s questions about the Funds, providing prospectuses, shareholder reports and other Fund documents, providing Funds and their Boards information about the Contracts and their operations and/or collecting voting instructions for Fund shareholder proposals. The amount of the compensation is based on a percentage of assets of the Funds attributable to the Contracts and certain other variable insurance products that National Life issues. These percentages may differ and we may be paid a greater percentage by some investment advisers or affiliates than others. The amount of this compensation with respect to the Contracts during 2008 ranged from $8,524.16 to $144,493.58 per adviser or an affiliate, and the percentages of assets on which the fees are based ranged from 0.05% to 0.25% (this includes payments received in 2008 for services rendered in 2007). The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us to provide these services. The payments we receive as compensation for providing these services may be used by us for any corporate purpose. National Life may profit from these payments. For more information on the compensation we receive, see “Contractual Arrangement between National Life and the Funds’ Investment Advisors or Distributors”
in the Statement of Additional Information.

Our affiliate, Equity Services, Inc. (“ESI”), the principal underwriter for the Contracts, will receive 12b-1 fees deducted from certain Fund assets pursuant to a 12b-1 plan. The 12b-1 plan is described in more detail in each
Fund’s prospectus. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of an investment in Fund shares.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the
Fund’s adviser or subadviser is one of our affiliates or whether the Fund, its adviser, its subadviser(s), or an affiliate will compensate us or our affiliates, as described above and in the Statement of Additional Information under
“Contractual Arrangements Between National Life And The Funds’ Investment Advisors Or Distributors.” We
review the Funds periodically and may remove a Fund or limit its availability to new Premium Payments and/or transfers of Contract Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Funds you have chosen.

Owners, through their indirect investment in the Funds, bear the costs of investment advisory or management and other fees that the Funds pay to their respective investment advisers, and in some cases, subadvisers and other service providers (see the Funds’ prospectuses for more information). As described above, an investment adviser
(other than our affiliate, Sentinel Asset Management, Inc.) or subadviser to a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from Fund assets.

Conflicts of Interest. The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts of National Life. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the underlying Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect
Owners and variable annuity Payees, including withdrawal of the Variable Account from participation in the underlying Fund(s) involved in the conflict.

Change of Address Notification

To protect you from fraud and theft, National Life may verify any changes in address you request by sending a confirmation of the change to both your old and new address. National Life may also call you to verify the change of address.

29

DETAILED DESCRIPTION OF CONTRACT PROVISIONS

We describe our basic Contract below. There may be differences in your Contract (such as differences in fees, charges or benefits) from the one described in this prospectus because of the requirements of the state where we issued your Contract. Please consult your Contract for its specific terms.

Issuance of a Contract

The Contract is available to Owners up to and including age 85, on an age on nearest birthday basis, on the Date of
Issue. If the Contract is issued to Joint Owners, then the oldest Joint Owner must be 85 years of age or younger on the Date of Issue, again on an age on nearest birthday basis. If the Owner is not a natural person, then the age of the
Annuitant must meet the requirements for Owners. At our discretion, we may issue Contracts at ages higher than age 85.

In order to purchase a Contract, an individual must forward an application to us through a licensed National Life agent who is also a registered representative of ESI, the principal underwriter of the Contracts, or another broker/dealer having a Selling Agreement with ESI or a broker/dealer having a Selling Agreement with such a broker/dealer.

If you are purchasing the Contract in connection with a tax-favored arrangement, including an IRA and a Roth IRA, you should carefully consider the costs and benefits of the Contract (such as annuitization benefits) before purchasing a Contract since the tax-favored arrangement itself provides for tax-sheltered growth.

Tax Free “Section 1035” Exchanges. You can generally exchange one variable annuity contract for another in a
“tax-free exchange” under Section 1035 of the Code. Before making the exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge on your old contract. There will be a new surrender charge period for this
Contract and other charges might be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interests. You should be aware that your insurance agent will generally earn a commission if you buy this Contract through an exchange or otherwise.

Important Information About Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account (i.e., purchase a Contract), we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.

Premium Payments

The Initial Premium Payment. The initial Premium Payment must be at least $5,000 for Non-Qualified Contracts, and must be at least $1,500 for Qualified Contracts. We may at our discretion permit initial Premium Payments lower than these minimums. For Contracts purchased in South Carolina, the initial Premium Payment for Qualified
Contracts must be at least $3,000.

Subsequent Premium Payments. Subsequent Premium Payments may be made at any time, but must be at least $100
($50 for IRAs). We may accept lower Premium Payments at our discretion if the Premium Payments are remitted electronically. Subsequent Premium Payments to the Variable Account will purchase Accumulation Units at the price next computed for the appropriate Subaccount after we receive the additional Premium Payment. For
Contracts purchased in the State of Oregon prior to March 2, 2005, we are not permitted to accept subsequent
Premium Payments on or after the third Contract Anniversary. We may accept subsequent premium payments on or after the third Contract Anniversary for new Contracts purchased in the State of Oregon. For Contracts purchased in

30

the State of Massachusetts by Owners who were less than 60 at the time of purchase, we will not accept Premium
Payments after the Owner attains the age of 63. For Contracts purchased in the State of Massachusetts by Owners who were 60 or older at the time of purchase, we will not accept Premium Payments after the third Contract
Anniversary.

The total of all Premium Payments under Contracts issued on the life of any one Owner (or Annuitant if the owner is not a natural person) may not exceed $1,000,000 without our prior consent.

Transactions will not be processed on the following days: New Year’s Day, Presidents’ Day, Martin Luther King, Jr.
Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day. Please
remember that we must receive a transaction request in good order at our Home Office before the close of regular trading on the New York Stock Exchange, usually 4:00 p.m., Eastern Time, to process the transaction on that
Valuation Day.

Allocation of Net Premium Payments. In the application for the Contract, the Owner will indicate how Net Premium
Payments are to be allocated among the Subaccounts of the Variable Account, the Fixed Account and/or the
Guaranteed Accounts. These allocations may be changed at any time by the Owner by written notice to us at our
Home Office or, if the telephone transaction privilege has been elected, by telephone instructions (see “Telephone
Transaction Privilege,” below). However, if your Contract is participating in the Illuminations program described under “Optional ‘Illuminations’ Investment Advisory Service”, below, making a change to your premium allocations on your own will be treated as a termination of your Contract’s participation in the Illuminations program. If you change the Contract’s premium allocation percentages, Fund Rebalancing will automatically be discontinued unless you specifically direct otherwise. To allocate premiums other than to the existing allocation, the owner must submit a written request with clear direction separate from the check.

The percentages of Net Premium Payments that may be allocated to any Subaccount, the Fixed Account, or any
Guaranteed Account must be in whole numbers of not less than 1%, and the sum of the allocation percentages must be 100%. We allocate the initial Net Premium Payment within two business days after receipt at our home office, if the application and all information necessary for processing the order are complete. We do not begin processing your purchase order until we receive the application and initial premium payment at our home office from your agent’s broker-dealer.

If the application is not properly completed, we retain the initial Premium Payment for up to five business days while attempting to complete the application. If the application is not complete at the end of the five day period, we inform the applicant of the reason for the delay and the initial Premium Payment will be returned immediately, unless the applicant specifically consents to our retaining the initial Premium Payment until the application is complete. Once the application is complete, we allocate the initial Net Premium Payment as designated by the
Owner within two business days.

We allocate subsequent Net Premium Payments as of the Valuation Date we receive Net Premium Payments at our
Home Office, based on your allocation percentages then in effect. Please note that if you submit your Premium
Payment to your agent, we will not begin processing the Premium Payment until we have received it from your agent’s selling firm. At the time of allocation, we apply Net Premium Payments to the purchase of Fund shares.
The net asset value of the shares purchased is converted into Accumulation Units.

When all or a portion of a premium payment is received without a clear subaccount designation or allocated to a subaccount that is not available for investment, we may allocate the undesignated portion or the entire amount, as applicable, into the Money Market Subaccount. You may at any time after the deposit direct us to redeem or exchange units in the Money Market Subaccount, which will be completed at the next appropriate net asset value.
All transactions will be subject to any applicable fees or charges.

The Subaccount values will vary with their investment experience, and you bear the entire investment risk. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

We offer a one-time credit in the amount of 3% of the initial Net Premium Payment to Owners whose initial Net

31

Premium Payment comes from the surrender of an annuity contract issued by National Life’s affiliate, Life
Insurance Company of the Southwest. We pay this credit after the free look right with respect to the Contract has expired.

Transfers

You may transfer the Contract Value among the Subaccounts of the Variable Account and among the Variable
Account, the Fixed Account (subject to the limitations set forth below) and the Guaranteed Accounts by making a written transfer request. If you elect the telephone transaction privilege, you may make transfers by telephone. See
“Telephone Transaction Privilege,” below. Transfers are made as of the Valuation Day that the request for transfer is received at the Home Office. Please remember that a Valuation Day ends at the close of regular trading of the
New York Stock Exchange, usually 4:00 p.m. Eastern Time. Transfers to or from the Subaccounts may be postponed under certain circumstances. See “Payments,” below. A market value adjustment will be applied to transfers out of a Guaranteed Account prior to its termination date. See “The Guaranteed Accounts,” below.

We currently allow transfers to the Fixed Account and the Guaranteed Accounts of all or any part of the Variable
Account Contract Value, without charge or penalty. We reserve the right to restrict transfers to the Fixed Account and/or the Guaranteed Accounts to 25% of the Variable Account Contract Value during any Contract Year. For
Contracts issued in Massachusetts only, we will enforce the above restrictions on your ability to move Contract
Value into the Fixed Account and the Guaranteed Accounts only when the yield on investment would not support the statutory minimum interest rate. In addition, we will enforce these restrictions only in a manner that would not be unfairly discriminatory.

You may, one time each calendar year (including within 45 days after the end of the calendar year), transfer a portion of the unloaned value in the Fixed Account to the Variable Account. We reserve the right to restrict this transfer to 10% of the Contract Value in the Fixed Account (25% in New York). After a transfer from the Fixed
Account to the Variable Account or a Guaranteed Account, we reserve the right to require that the value transferred remain in the Variable Account or the Guaranteed Account for at least one year before it may be transferred back to the Fixed Account. We will allow Owners electing Illuminations for the first time to transfer value from the Fixed
Account outside of the normally permitted transfer window of 45 days after the end of the calendar year. Unless otherwise restricted, all or a portion of value in the Fixed Account may be transferred upon the initial election of
Illuminations. Once this one-time initial transfer is effected, no other transfer from the Fixed Account will be permitted outside of the normal 45-day transfer window.

For Contracts issued after July 1, 2004, where this provision has been approved by your state insurance regulator, if you transfer Contract Value out of any Guaranteed Account, you may not transfer Contract Value back into any
Guaranteed Account until one year has elapsed from the time of the transfer out of a Guaranteed Account.

We do not permit transfers between the Variable Account and the Fixed Account after the Annuitization Date.

We have no current intention to impose a transfer charge. However, we reserve the right, upon prior notice, to impose a transfer charge of $25 for each transfer in excess of 12 transfers in any one Contract Year. We may do this if the expense of administering transfers becomes burdensome. See “Transfer Charge,” below.

If your Contract is in the Illuminations program described under “Optional ‘Illuminations’ Investment Advisory
Service”, below, you will be allowed to implement fund transfers. Please note, however, if you implement fund transfers, your allocations will depart from the FundQuest recommendations, and, if you keep the Contract in the
Illuminations program, your transfers may end up being reversed by the next semi-annual rebalancing within the program.

Disruptive Trading

Policy. The Contracts are intended for long-term investment by Owners. They were not designed for the use of market timers or other investors who make similar programmed, large, frequent, or short-term transfers. Market timing and other programmed, large, frequent, or short-term transfers among the Subaccounts or between the
Subaccounts and the Fixed Account or the Guaranteed Account can cause risks with adverse effects for other

32

Owners (and beneficiaries and Funds). These risks include:

  the dilution of interests of long-term investors in a subaccount if purchases or transfers into or out of a Fund are made at prices that do not reflect an accurate value for the Fund’s investments;
  an adverse effect on Fund management, such as impeding a Fund manager’s ability to sustain an investment objective, causing a Fund to maintain a higher level of cash than would otherwise be the case, or causing a Fund to liquidate investments prematurely (or at an otherwise inopportune time) to pay withdrawals or transfers out of the Fund; and
  increased brokerage and administrative expenses.

The risks and costs are borne by all Owners invested in those Subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers (the “Procedures”) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest in this Contract if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means to attempt to detect and deter market timing and disruptive trading. However, despite our monitoring, we may not be able to detect or stop all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the Funds, we cannot guarantee that all harmful trading will be detected or that a Fund will not suffer harm from programmed, large, frequent, or short-term transfers among the Subaccounts of variable products issued by these companies or retirement plans.

Deterrence. Once an Owner has been identified as a “market timer” under the Procedures, we notify the Owner that we will not accept instructions for such market timing or other similar programmed, large, frequent or short-term transfers in the future. We also will mark the Contract on our administrative system so that the system will have to be overridden by the Variable Products services staff to process any transfers. We will only permit the Owner to make transfers when we believe the Owner is not “market timing.”

In our sole discretion, we may revise the Procedures at any time, without prior notice, as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders,
(ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers). We also reserve the right, to the extent permitted or required by applicable law, to (1) implement and administer redemption fees imposed by one or more Funds in the future, (2) deduct redemption fees imposed by the Funds, and (3) suspend the transfer privilege at any time we are unable to purchase or redeem shares of the Funds. We may be required to share personal information about you with the Funds.

We currently do not impose redemption fees on transfers. Further, for transfers between or among the Subaccounts, we currently do not expressly allow a certain number of transfers in a given period or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our Procedures in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection.
Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies. The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers. You should be

33

aware that we may not have the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.

Owners should be aware that we are required to provide to a portfolio or its designee, promptly upon request, certain information about the trading activity of individual Owners, and to restrict or prohibit further purchases or transfers by specific Owners identified by a portfolio as violating the frequent trading policies established for that portfolio. If we do not process a purchase because of such restriction or prohibition, we may return the premium to the Owner, place the premium in the Money Market Subaccount until we receive further instruction from the Owner and/or replace the restricted or prohibited Subaccount with the Money Market Subaccount in the Owner’s default allocation until we receive further instructions from the Owner.

Omnibus Orders. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund’s ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the Fund will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the Funds. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity.
If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of
Fund shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

As a result of our discretion to permit Owners previously identified as “market timers” to make transfers that we do not believe involve “market timing,” and as a result of operational and technological limitations, differing fund procedures, and the omnibus nature of purchase and redemption orders, some Owners may still be able to engage in market timing, while other Owners bear any adverse effects of that market timing activity. To the extent we are unable to detect and deter market timing or other similar programmed, large, frequent, or short-term transfers, the performance of the Subaccount and the Fund could be adversely affected, including by (1) requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund’s manager might otherwise choose to maintain or to liquidate Fund holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses and (2) diluting returns to long-term shareholders.

Value of a Variable Account Accumulation Unit

We set the value of a Variable Account Accumulation Unit for each Subaccount at $10 when the Subaccounts commenced operations. We determine the value for any subsequent Valuation Period by multiplying the value of an
Accumulation Unit for each Subaccount for the immediately preceding Valuation Period by the Net Investment
Factor for the Subaccount during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. No minimum value of an Accumulation Unit is guaranteed. The number of Accumulation Units will not change as a result of investment experience.

Net Investment Factor. Each Subaccount of the Variable Account has its own Net Investment Factor.

The Net Investment Factor measures the daily investment performance of that Subaccount.

The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease.

Changes in the Net Investment Factor may not be directly proportional to changes in the net asset value of Fund shares because of the deduction for the Mortality and Expense Risk Charge and Administration Charge.

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Fund shares are valued at their net asset value. The Net Investment Factor allows for the monthly reinvestment of daily dividends that are credited by some Funds (e.g., the Sentinel Variable Products Money Market Fund).

Determining the Contract Value.

The Contract Value is the sum of:

1) the value of all Variable Account Accumulation Units, plus
2) amounts allocated and credited to the Fixed Account, plus
3) amounts allocated and credited to a Guaranteed Account, minus
4) any outstanding loans on the Contract and accrued interest on such loans.

When charges or deductions are made against the Contract Value, we deduct an appropriate number of
Accumulation Units from the Subaccounts and an appropriate amount from the Fixed Account in the same proportion that the your interest in the Subaccounts and the unloaned value in the Fixed Account bears to the total
Contract Value. We will not deduct charges or deductions from a Guaranteed Account unless there is not sufficient
Contract Value in the Subaccounts of the Variable Account and in the Fixed Account. If we need to deduct charges or deductions from the Guaranteed Accounts, we will do so pro rata from all Guaranteed Accounts, and within
Guaranteed Accounts of the same duration, on a first-in-first-out basis; that is, the Contract Value with the earliest date of deposit will be deducted first. Value held in the Fixed Account and the Guaranteed Accounts is not subject to Variable Account charges (Mortality and Expense Risk and Administration Charges), but may be subject to
CDSCs, the Annual Contract Fee, optional Enhanced Death Benefit Rider charge, and premium taxes, if applicable.

Annuitization

Maturity Date. The Maturity Date is the date on which annuity payments are scheduled to begin. You may indicate the Maturity Date on the application. The earliest Maturity Date must be at least 2 years after the Date of Issue, unless otherwise approved (10 years after the Date of Issue in the States of Oregon and Massachusetts). If no
specific Maturity Date is selected, the Maturity Date will be your 90th birthday, the 90th birthday of the oldest of
Joint Owners, or the Annuitant’s 90th birthday if the Owner is not a natural person; or, if later, 10 years after the
Date of Issue. You may elect a single payment equal to the Cash Surrender Value on the Maturity Date, rather than annuity payments. You may also settle the contract under a Payment Option prior to the scheduled maturity date.
You may contact either your Registered Representative or the Home Office for requirements to settle the Contract.
Please note that payment of any amount in excess of Contract Value is subject to the financial strength and claims-
paying ability of National Life.

If you request in writing (see “Ownership Provisions,” below), and we approve the request, the Maturity Date may be accelerated or deferred. However, we will not permit an acceleration of a Contract’s Maturity Date to any date before the 30-day window prior to the termination date of any Guaranteed Account held by the Contract. If an
Owner of such a Contract desires to accelerate that Contract’s Maturity Date, the Owner must first transfer the
Contract Value in all Guaranteed Accounts the termination dates of which would occur more than 30 days after the accelerated Maturity Date into the Fixed Account or the Variable Account. A market value adjustment will be applied to such Contract Value transferred out of the Guaranteed Accounts. See “The Guaranteed Accounts,”
below.

Election of Payment Options. You may, with prior written notice and, at any time prior to the Annuitization Date, elect one of the Annuity Payment Options. We apply the Contract Value in each Subaccount (less any premium tax previously unpaid) to provide a Variable Annuity payment. We apply the Contract Value in the Fixed Account (less any premium tax previously unpaid) to provide a Fixed Annuity payment.

If an election of an Annuity Payment Option is not on file with National Life on the Annuitization Date, we will pay the proceeds as Option 3 - Payments for Life with 120 months certain. You may elect, revoke or change an Annuity
Payment Option at any time before the Annuitization Date with 30 days prior written notice. The Annuity Payment
Options available are described below.

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Frequency and Amount of Annuity Payments. The amount of your annuity payment depends in part on the frequency and duration of annuity payments. If you would like the amount of your annuity payments to be as large as possible, you should select an option that pays less frequently and for a shorter duration. On the other hand, if it is important for you to receive annuity payments as often and for as long a time period as possible, you should select an annuity payment option that pays more frequently and for a longer period of time. Please note that, in general, the more frequent or the longer the duration is for annuity payments, the smaller the amount that each annuity payment will be. We pay annuity payments as monthly installments, unless you select annual, semi-annual or quarterly installments. If the amount to be applied under any Annuity Payment Option is less than $3,500, we have the right to pay such amount in one lump sum in lieu of the payments otherwise selected. In addition, if the payments selected would be or become less than $100, we have the right to change the frequency of payments that will result in payments of at least $100. In no event will we make payments under an annuity option less frequently than annually.

Annuitization - Variable Account

We will determine the dollar amount of the first Variable Annuity payment by dividing the Variable Account
Contract Value on the Annuitization Date by 1,000 and applying the result as set forth in the applicable Annuity
Table. The amount of each Variable Annuity payment depends on the age of the Chosen Human Being on his or her birthday nearest the Annuitization Date, and the sex of the Chosen Human Being, if applicable, unless otherwise required by law.

Variable Annuity payments vary in amount in accordance with the investment performance of the Variable Account.
The following steps are taken to establish the number of Annuity Units representing each monthly annuity payment:

  The dollar amount of the first annuity payment as determined above is divided by the value of an Annuity Unit on the Annuitization Date;
  The number of Annuity Units remains fixed during the annuity payment period;
  The dollar amount of the second and subsequent payments is not predetermined and may change from payment to payment; and
  The dollar amount of each subsequent payment is determined by multiplying the fixed number of Annuity Units by the value of an Annuity Unit for the Valuation Period in which the payment is due.

Once payments have begun, future payments will not reflect any changes in mortality experience.

Value of an Annuity Unit. The value of an Annuity Unit for a Subaccount is set at $10 when the first Fund shares are purchased. The value of an Annuity Unit for a Subaccount for any subsequent Valuation Period is determined by multiplying the value of an Annuity Unit for the immediately preceding Valuation Period by the applicable Net
Investment Factor for the Valuation Period for which the value of an Annuity Unit is being calculated and multiplying the result by an interest factor to neutralize the assumed investment rate of 3.5% per annum (see “Net
Investment Factor,” above).

Assumed Investment Rate. A 3.5% Assumed Investment Rate is built into the Annuity Tables contained in the
Contracts. We may make assumed investment rates available at rates other than 3.5%. A higher assumption would mean a higher initial payment but more slowly rising or more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual investment return, as measured by the Net Investment
Factor, is at a constant annual rate of 3.5%, the annuity payments will be level.

Annuitization - Fixed Account

A Fixed Annuity is an annuity with payments that are guaranteed as to dollar amount during the annuity payment period. We determine the amount of the periodic Fixed Annuity payments by applying the Fixed Account Contract
Value to the applicable Annuity Table in accordance with the Annuity Payment Option elected. This is done at the
Annuitization Date using the age of the Chosen Human Being on his or her nearest birthday, and the sex of the
Chosen Human Being, if applicable. The applicable Annuity Table will be based on our expectation of investment earnings, expenses and mortality (if payments depend on whether the Chosen Human Being is alive) on the
Annuitization Date. The applicable Annuity Table will provide a periodic Fixed Annuity payment at least as great

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as the guarantee described in your Contract.

We do not credit discretionary interest to Fixed Annuity payments during the annuity payment period for annuity options based on life contingencies. The Annuitant must rely on the Annuity Tables applicable to the Contracts to determine the amount of Fixed Annuity payments.

Annuity Payment Options

Any of the following Annuity Payment Options may be elected:

Option 1-Payments for a Stated Time. We will make monthly payments for the number of years selected, which may range from 5 years to 30 years.

Option 2-Payments for Life. An annuity payable monthly during the lifetime of a Chosen Human Being (who may be named at the time of election of the Payment Option), ceasing with the last payment due prior to the death of the
Chosen Human Being. It would be possible under this option for the Payee to receive only one annuity payment if the annuitant dies before the second annuity payment date, two annuity payments if the Annuitant dies before the third annuity payment date, and so on.

Option 3-Payments for Life with Period Certain-Guaranteed. For an annuity that if at the death of the Chosen
Human Being payments have been made for less than 10 or 20 years, as selected, we guarantee to continue annuity payments during the remainder of the selected period.

We may allow other Annuity Payment Options, including, if applicable, the Stretch Annuity Payment Option described below.

Some of the stated Annuity Payment Options may not be available in all states. You may request an alternative non-
guaranteed option by giving notice in writing prior to Annuitization. If a request is approved by us, it will be permitted under the Contract.

Qualified Contracts (except Roth IRAs before the Owner’s death) are subject to the minimum distribution requirements set forth in the Code. Payment Option 1 may not satisfy these requirements. Please consult a tax advisor.

Under Payment Option 1, you may change to any other Payment Option at any time. At the time of the change, remaining value will be applied to the new Payment Option to determine the amount of the new payments. Under
Payment Option 1, you may also fully surrender the Contract at any time. Upon surrender in this situation, the
Owner will receive the remaining value of the Contract, which is the value of the Contract used to determine the most recent payment amount, adjusted for investment performance through the date of surrender. Surrender is subject to any applicable CDSC at the time of the surrender.

Stretch Annuity Payment Option

We offer the Stretch Annuity Payment Option to Contracts that have paid Net Premium Payments, less any
Withdrawals (including the impact of any CDSC associated with such Withdrawals), of at least $25,000 per beneficiary participating in the payment option.

Under this payment option, we will make annual payments for a period determined by the joint life expectancy of an initial Payee and a beneficiary, as calculated based on Table VI of Section 1.72-9 of the Income Tax Regulations
(but if the Contract is a Qualified Contract, no less than the minimum required distribution under the Code). The beneficiary may be a much younger person than the initial Payee, such as a grandchild, so that under this payment option, payments may be made over a lengthy period of years.

Please consult your authorized National Life representative for more information on the Stretch Annuity Payment
Option.

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You should consult your tax advisor about potential income, gift, estate and generation-skipping transfer tax consequences of electing the Stretch Annuity Payment Option.

Death of Owner

If you or a Joint Owner dies prior to the Annuitization Date, then we will pay (unless the Enhanced Death Benefit
Rider has been elected) a Death Benefit to the Beneficiary.

The Contract provides that if you or a Joint Owner dies prior to the Contract Anniversary on which your age, on an age on nearest birthday basis, is 81, the Death Benefit will be equal to the greater of:

(a)	the Contract Value, or
(b)	the Net Premium Payments made to the Contract, minus all Withdrawals (including any CDSC deducted in connection with such Withdrawals), and minus any outstanding loans on the Contract and accrued interest, and adjusted such that if you effect a Withdrawal (including a systematic Withdrawal) at a time when the Contract Value is less than the amount of the Death Benefit that would then be payable to you, the Death Benefit will be reduced by the same proportion that the Withdrawal reduces the Contract Value (this adjustment will have the effect of reducing the Death Benefit by more than the amount of the Withdrawal, where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value), and
(c)	in each case minus any applicable premium tax charge to be assessed upon distribution.

Please note that payment of any amount in excess of Contract Value is subject to the financial strength and claims-
paying ability of National Life.

For Contracts issued prior to November 1, 2003 only, or if your state approved the adjustment referred to in (b)
above for cases where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value after that date, or has not yet approved that adjustment, that adjustment will not be made. In the case of these
Contracts, a Withdrawal will reduce the Death Benefit only by the amount of the Withdrawal.

The Contract further provides that if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81 (or in the case of Joint Owners, where the first of Joint Owners to die dies after the Contract
Anniversary on which the age of the oldest Joint Owner, on an age on nearest birthday basis, is 81), then the Death
Benefit shall be equal to the Contract Value, minus any applicable premium tax charge.

For Contracts issued prior to November 1, 2003 only, we are currently providing a Death Benefit that is equal to the greater of (a) or (b) above even if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81, as long as your age, on an age on nearest birthday basis, was less than 81 on the Date of Issue of the Contract. We currently intend to pay this Death Benefit even though its terms are more favorable to you than what is guaranteed in the Contract. We will notify you if we discontinue this Death Benefit.

Unless the Beneficiary is the deceased Owner’s (or Joint Owner’s) spouse, the Death Benefit must be distributed within five years of such Owner’s death. The Beneficiary may elect to receive Distribution in the form of a life annuity or an annuity for a period not exceeding his or her life expectancy. Such annuity must begin within one year following the date of the Owner’s death and is currently available only as a Fixed Annuity. If the Beneficiary is the spouse of the deceased Owner (or, if applicable, a Joint Owner), then the Contract may be continued without any required Distribution. If the deceased Owner (or Joint Owner) and the Annuitant are the same person, the death of that person will be treated as the death of the Owner for purposes of determining the Death Benefit payable.

Qualified Contracts may be subject to specific rules set forth in the Plan, Contract, or Code concerning Distributions upon the death of the Owner.

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Death of Annuitant Prior to the Annuitization Date

If an Annuitant who is not an Owner dies prior to the Annuitization Date, a Death Benefit equal to the Cash
Surrender Value of the Contract will be payable to the Beneficiary. If the Owner is a natural person and a contingent Annuitant has been named or the Owner names a contingent Annuitant within 90 days of the Annuitant’s death, the Contract may be continued without any required Distribution. If no Beneficiary is named (or if the
Beneficiary predeceases the Annuitant), then the Death Benefit will be paid to the Owner. If the Owner is not a natural person, then the death of the Annuitant will be treated as if it were the death of the Owner, and the disposition of the Contract will follow the death of the Owner provisions set forth above.

In any case where a Death Benefit is paid, the value of the Death Benefit will be determined as of the Valuation Day coinciding with or next following the date we receive at our home office in writing:

  due proof of the Annuitant’s or an Owner’s (or Joint Owner’s) death;
  an election for either a single sum payment or an Annuity Payment Option (currently only Fixed Annuities are available in these circumstances); and
  any form required by state insurance laws.

If a single sum payment is requested, we will make payment in accordance with any applicable laws and regulations governing the payment of Death Benefits. If an Annuity Payment Option is requested, the Beneficiary must make an election during the 90-day period commencing with the date we receive written notice and as otherwise required by law. If no election has been made by the end of such 90-day period commencing with the date we receive written notice or as otherwise required by law the Death Benefit will be paid in a single sum payment.

If you or your Beneficiary elect to receive proceeds in a lump sum payment, unless the Beneficiary requests a
National Life check, we will deposit the payment into an interest bearing special account maintained by a financial institution and retained by us in our General Account. In that case, we will provide you or your Beneficiary with a checkbook to access those funds from the special account. We fund the check writing privileges. The interest bearing special account is not a bank account and is subject to the claims of our creditors. The interest bearing special account is not insured nor guaranteed by the FDIC or any other government agency. We will send the payee the checkbook within seven days of when we deposited the payment into that account, and the payee will receive any interest on the proceeds deposited in that account. There is no guaranteed rate of interest paid on the proceeds deposited in that account.

Generation-Skipping Transfers

We may determine whether the Death Benefit or any other payment constitutes a direct skip as defined in Section
2612 of the Code, and the amount of the tax on the generation-skipping transfer resulting from such direct skip. If applicable, the payment will be reduced by any tax National Life is required to pay by Section 2603 of the Code.

A direct skip may occur when property is transferred to or a Death Benefit is paid to an individual two or more generations younger than the Owner.

Ownership Provisions

Unless otherwise provided, the Owner has all rights under the Contract. If the purchaser names someone other than himself or herself as owner, the purchaser will have no rights under the contract. If Joint Owners are named, each
Joint Owner possesses an undivided interest in the Contract. The death of any Joint Owner triggers the provisions of the Contract relating to the death of the Owner. Unless otherwise provided, when Joint Owners are named, the exercise of any ownership right in the Contract (including the right to surrender the Contract or make a Withdrawal, to change the Owner, the Annuitant, a Contingent Annuitant, the Beneficiary, the Annuity Payment Option or the
Maturity Date) requires a written indication of an intent to exercise that right, signed by all Joint Owners.

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Prior to the Annuitization Date, the Owner may name a new Owner. Such change may be subject to state and federal gift taxes, and may also result in current federal income taxation (see “Federal Income Tax Considerations,”
below). Any change of Owner will automatically revoke any prior Owner designation. Any request for change of
Owner must be (1) made by proper written application, (2) received and recorded by National Life at its Home
Office, and (3) may include a signature guarantee as specified in the “Surrender and Withdrawal” provision below.
The change is effective on the date the written request is signed. A new choice of Owner will not apply to any payment made or action we take prior to the time it was received and recorded.

The Owner may request a change in the Annuitant or contingent Annuitant before the Annuitization Date. Such a request must be made in writing on a form acceptable to us and must be signed by the Owner and the person to be named as Annuitant or contingent Annuitant. Any such change is subject to underwriting and approval by us.

CHARGES AND DEDUCTIONS

All of the charges described in this section apply to Variable Account allocations. Allocations to the Fixed Account are subject to CDSCs, the Annual Contract Fee and Premium Tax deductions and the charge for the Enhanced Death
Benefit Rider, if applicable. The Fixed Account and the Guaranteed Accounts are not subject to the Mortality and
Expense Risk Charge and the Administration Charge.

We deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the Contracts. We incur certain costs and expenses for the distribution and administration of the Contracts and for providing the benefits payable thereunder. More particularly, the administrative services include:

  processing applications for and issuing the Contracts;
  processing purchases and redemptions of Fund shares as required (including automatic withdrawal services);
  maintaining records;
  administering annuity payouts;
  furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
  reconciling and depositing cash receipts;
  providing Contract confirmations;
  providing toll-free inquiry services; and
  furnishing telephone transaction privileges.

The risks we assume include:

  the risk that the actual life-span of persons receiving annuity payments under Contract guarantees will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the Contract and cannot be changed);
  the risk that Death Benefits, or the Enhanced Death Benefit under the optional Enhanced Death Benefit Rider, will exceed the actual Contract Value;
  the risk that more Owners than expected will qualify for and exercise waivers of the CDSC; and
  the risk that our costs in providing the services will exceed our revenues from the Contract charges (which

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we cannot change).

The amount of a charge will not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the CDSC collected may not fully cover all of the distribution expenses we incur. We may also realize a profit on one or more of these charges. We may use any profits for any corporate purpose, including sales expenses.

Deductions from the Variable Account

We deduct from the Variable Account an amount, computed daily, which is equal to an annual rate of 1.40% of the daily net asset value. The charge consists of a 0.15% Administration Charge and a 1.25% Mortality and Expense
Risk Charge.

Contingent Deferred Sales Charge

We may pay a commission up to 6.5% (up to 7.0% during certain promotional periods) for the sale of a Contract;
however, we make no deduction for a sales charge from the Premium Payments for these Contracts. However, if a
Withdrawal is made or a Contract is surrendered, we will with certain exceptions, deduct a CDSC.

The CDSC is calculated by multiplying the applicable CDSC percentages noted below by the Net Premium
Payments that are withdrawn or surrendered. For purposes of calculating the CDSC Withdrawals or surrenders are considered to come first from the oldest Net Premium Payment made to the Contract, then the next oldest Net
Premium Payment and so forth, and last from earnings on Net Premium Payments. No CDSC is ever assessed with respect to a Withdrawal or surrender of earnings on Net Premium Payments. For tax purposes, a surrender is usually treated as a withdrawal of earnings first. This charge will apply in the amounts set forth below to Net
Premium Payments within the time periods set forth.

The CDSC applies to Net Premium Payments as follows:

Number of Completed	Contingent Deferred	Number of Completed	Contingent
Years from Date of	Sales Charge	Years from Date of	Deferred
Net Premium Payment	Percentage	Net Premium Payment	Sales Charge
			Percentage

0	7%	4	3%
1	6%	5	2%
2	5%	6	1%
3	4%	7	0%

In any Contract Year after the first Contract Year you may make Withdrawals without a CDSC of an aggregate amount equal to 15% of the Contract Value (except for in NJ and WA where the free amount is 10%). This CDSC-
free Withdrawal privilege does not apply to full surrenders of the Contract, and if a full surrender is made within one year of exercising a CDSC-free Withdrawal, then the CDSC which would have been assessed at the time of the
Withdrawal will be assessed at the time of surrender. The CDSC-free feature is also non-cumulative. This means that free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent
Contract Year. In addition, any amount withdrawn in order to meet minimum Distribution requirements under the
Code shall be free of CDSC.

In the first Contract Year a CDSC-free Withdrawal is available in an amount not exceeding 1/12th of 15% (10% in
New Jersey and Washington) of each Premium Payment for each completed month since each Premium Payment.
Two ways to access these CSDC-free amounts in the first Contract Year are by setting up a monthly systematic
Withdrawal program for an amount not exceeding the annual CDSC-free Withdrawal amount (see “Available
Automated Fund Management Features-Systematic Withdrawals,” below), or by making a Withdrawal that is part of a series of substantially equal periodic payments over the life of the Owner or the joint lives of the Owner and his or her spouse, to which section 72(t)(2)(A)(iv) of the Code applies. Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an

41

amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment. You may be subject to a tax penalty if you take Withdrawals prior to age 59½ (see “Federal
Income Tax Considerations,” below). In New Jersey and Washington, the CDSC-free provision will apply to full surrenders and Withdrawals but will be limited to 10% of the Contract Value as of the most recent Contract
Anniversary for both Withdrawals and full surrenders.

In addition, no CDSC will be deducted:

  upon the Annuitization of Contracts,
  upon payment of a death benefit pursuant to the death of the Owner, or from any values which have been held under a Contract for at least 84 months.

No CDSC applies upon the transfer of value among the Subaccounts or between the Fixed Account or a Guaranteed
Account and the Variable Account; however, a Market Value Adjustment may apply to transfers out of a
Guaranteed Account before the termination date of such account.

When a Contract is held by a charitable remainder trust, the amount which may be withdrawn from this Contract without application of a CDSC after the first Contract Year, shall be the larger of (a) or (b), where

(a) is the amount which would otherwise be available for Withdrawal without application of a CDSC; and
where

(b) is the difference between the Contract Value as of the last Contract Anniversary and the Net Premium
Payments made to the Contract, less all Withdrawals and less any outstanding loan and accrued interest, as of the last Contract Anniversary.

We will waive the CDSC if the Owner dies or if the Owner annuitizes. However, if the Owner elects a settlement under Payment Option 1, and subsequently surrenders the Contract prior to seven years after the date of the last
Premium Payment, the surrender will be subject to a CDSC.

We will also waive the CDSC if, following the first Contract Anniversary, you are confined to an eligible nursing home for at least the 90 consecutive days ending on the date of the Withdrawal request. This waiver is not available in the States of New Jersey and New York.

Annual Contract Fee

For Contracts with a Contract Value of less than $50,000 as of any Contract Anniversary prior to the Annuitization
Date, we will assess an Annual Contract Fee of $30. This fee will be assessed annually on each Contract
Anniversary on which the Contract Value is less than $50,000. No Annual Contract Fee will be assessed after the
Annuitization Date. This fee will be taken pro rata from all Subaccounts of the Variable Account and the unloaned portion of the Fixed Account.

Transfer Charge

Currently, unlimited free transfers are permitted among the Subaccounts and the Guaranteed Accounts, and transfers among the Fixed Account, the Variable Account and the Guaranteed Accounts are permitted free of charge within the limits described above under “Transfers” (however, a market value adjustment will be applied to any transfer out of a Guaranteed Account prior to its termination date. See “The Guaranteed Accounts,” below). We have no present intention to impose a transfer charge in the foreseeable future. However, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of 12 transfers in any Contract Year. We may do this if the expense of administering transfers becomes burdensome. We would not anticipate making a profit on any future transfer charge.

If we impose a transfer charge, we will deduct it from the amount being transferred. All transfers requested on the

42

same Valuation Day are treated as one transfer transaction. Any future transfer charge will not apply to transfers made pursuant to the Dollar Cost Averaging and Fund Rebalancing features, transfers resulting from loans, or if there has been a material change in the investment policy of the Fund from which the transfer is being made. These transfers will not count against the 12 free transfers in any Contract Year.

Premium Taxes

If a governmental entity imposes premium taxes, we make a deduction for premium taxes in a corresponding amount. Certain states impose a premium tax, currently ranging up to 3.5%. We will pay premium taxes at the time imposed under applicable law. Where we are required to pay this premium tax, we may deduct an amount equal to premium taxes from the Premium Payment. We currently intend to make this deduction from Premium Payments only in South Dakota. In the remaining states which assess premium taxes, we currently expect to make deductions for premium taxes at the time of Annuitization, death of the Owner, or surrender, although we also reserve the right to make such a deduction at the time we pay premium taxes to the applicable taxing authority.

Charge for Optional Enhanced Death Benefit Rider

Annual charges are made if you elect the optional Enhanced Death Benefit Rider. See “Optional Enhanced Death
Benefit Rider,” below. The annual charge for the Enhanced Death Benefit Rider is 0.20% of Contract Value as of
the date the charge is deducted. The annual charge will be deducted at issue (or at the time of election, if elected after issue), and then on each Contract Anniversary thereafter, up to and including the Contract Anniversary on which you are age 80 on an age on nearest birthday basis. After such Contract Anniversary, we will discontinue the charge. We will make the charge pro rata from the Subaccounts of the Variable Account and the unloaned portion of the Fixed Account.

Other Charges

The Variable Account purchases shares of the Funds at net asset value. The net asset value of those shares reflects management fees and expenses already deducted from the assets of the Funds. Information on the fees and expenses for the Funds is set forth in “Underlying Fund Annual Expenses” above.

More detailed information is contained in the Funds’ prospectuses which accompany this prospectus.

We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as our insurance agents. We pay commissions to the broker-dealers for selling the Contracts.
You do not pay directly these commissions. We do. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contracts. (See “Distribution of Contracts” below).

CONTRACT RIGHTS AND PRIVILEGES

Free Look

You may revoke the Contract at any time between the Date of Issue and the date 10 days after receipt of the
Contract and receive a refund of the Contract Value plus any charges assessed at issue, including the Annual
Contract Fee, charge for the optional Enhanced Death Benefit Rider, and any premium tax, unless otherwise required by state and/or federal law. Some states may require a longer free look period. Where the Contract Value is refunded, you will have borne the investment risk and been entitled to the benefit of the investment performance of the chosen Subaccounts during the time the Contract was in force.

In the case of IRAs and states that require the return of Premium Payments, you may revoke the Contract during the free look period and we will refund Premium Payments.

In order to revoke the Contract, it must be mailed or delivered to our Home Office. Mailing or delivery must occur on or before 10 days after receipt of the Contract for revocation to be effective. In order to revoke the Contract, if it has not been received, written notice must be mailed or delivered to the Home Office.

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The liability of the Variable Account under this provision is limited to the Contract Value in each Subaccount on the date of revocation. Any additional amounts refunded to you will be paid by us.

Loan Privilege - Tax Sheltered Annuities

Subject to approval in your state, if you own a section 403(b) Tax-Sheltered Annuity Contract, loans will be available on your Contract. Loans will be subject to the terms of the Contract and the Code.

If a loan provision is included in your Tax-Sheltered Annuity Contract, loans will be available anytime prior to the
Annuitization Date. We may limit the number of loans available on a single contract. You will be able to borrow a minimum of $1,500 (we may permit lower amounts). The maximum loan balance which may be outstanding at any time on your Contract is 90% of the sum of Contract Value, outstanding loans and accrued interest on loans minus the CDSC that would apply if you surrendered your Contract (if you have Contract Value allocated to one or more
Guaranteed Accounts, at the time you wish to take a loan, you must first transfer all such Contract Value out of those Guaranteed Accounts - see “The Guaranteed Accounts,” below). In no event may the aggregate amount borrowed from all your Tax-Sheltered Annuities under your 403(b) Plan, including this Contract, exceed the lesser of:

(a)	50% of the combined nonforfeitable account balances of all your Tax-Sheltered Annuities held under your 403(b) Plan (or $10,000 if greater); or
(b)	$50,000.

The $50,000 limit will be reduced by the excess (if any) of the highest loan balances owed during the prior one-year period over the loan balance on the date the loan is made. The highest loan balance owed during the prior one-year period may be more than the amount outstanding at the time of the loan, if an interest payment or principal repayment has been made.

If you take a loan from your Contract, it will not be eligible for the Illuminations program described under “Optional
‘Illuminations’ Investment Advisory Service,” below, while the loan is outstanding. If your Contract is participating in the Illuminations program, then you would first have to terminate the Contract’s participation in Illuminations before being able to take a loan. Loans may also not be taken if you have elected systematic withdrawals.

All loans will be made from the Collateral Fixed Account. When a loan is taken an amount equal to the principal amount of the loan will be transferred to the Collateral Fixed Account. We will transfer to the Collateral Fixed
Account an amount equaling the loan from the Subaccounts of the Variable Account and unloaned portion of the
Fixed Account in the same proportion that such amounts bear to the total Contract Value. No CDSC is deducted at the time of the loan or on any transfers to the Collateral Fixed Account.

Until the loan is repaid in full, that portion of the Collateral Fixed Account equal to the outstanding loan balance shall be credited with interest at an annual rate we declare from time to time, but will never be less than the minimum annual rate guaranteed for your Contract’s Fixed Account. On each Contract Anniversary and on each date that a loan repayment is received, any amount of interest credited on the Collateral Fixed Account will be allocated among the Fixed Account and the Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.

Loans must be repaid in substantially level payments, not less frequently than quarterly, within five years. Loans used to purchase your principal residence must be repaid within 20 years. During the loan term, the outstanding balance of the loan will continue to accrue interest at annual rates specified in the loan agreement or an amendment to the loan agreement. The maximum interest rate will be the greater of:

  the Moody’s Corporate Bond Yield Average – Monthly Average Corporates, as published by Moody’s Investors Service, Inc., or its successor, (or if that average is no longer published, a substantially similar average), for the calendar month ending two months before the date the rate is determined; or

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· 4%.

The loan interest rate is subject to change on each Contract Anniversary. If the loan interest rate changes, we will send you a notice of the new loan interest rate and new level payment amount. We must reduce the loan interest if on a Contract Anniversary the maximum loan interest rate is lower than the interest rate for the previous Contract
Year by 0.50% or more. We may increase the loan interest rate if the maximum loan interest rate is at least 0.50%
higher than the loan interest rate for the previous Contract Year. The loan interest rate we charge will be equal to or less than the maximum loan interest rate at the time it is determined, and will never be higher than 15%.

Twenty days prior to the due date of each loan repayment, as set forth in the loan agreement or an amendment to the loan agreement, we will send you a notice of the amount due. Corresponding to the due date of each loan repayment, we will establish a “billing window” defined as the period beginning on the date that we mail the repayment notice (20 days prior to the payment due date) and extending 31 days after the due date.

Loan repayments received within the billing window that are sufficient to satisfy the amount due will be applied to the Contract as interest and repayment of principal. The amounts of principal and interest set forth in the loan agreement or an amendment to the loan agreement are the amounts if all loan repayments are made exactly on the due date. The actual amount of a repayment allocated to interest will be determined based on the actual date the repayment is received, the amount of the outstanding loan, and the number of days since the last repayment date.
The amount of principal will be the repayment amount minus the interest. The loan principal repayment will, on the date it is received, be allocated among the Fixed Account and Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.

Loan repayments received outside of the billing window will be processed as a repayment of principal only. Only repayments received within the billing window may satisfy the amount due. If a payment received within the billing window is less than the amount due, it will be returned to you.

If a loan repayment that is sufficient to satisfy the amount due is not made within the billing window, then the entire balance of the loan will be considered in default. This amount may be taxable to the borrower, and may be subject to the early withdrawal tax penalty. If you are not eligible to take a distribution pursuant to the Contract or plan provisions, the deemed distribution will be reportable for tax purposes, but will not be offset against the Contract
Value until such time as a distribution may be made. On each Contract Anniversary, while a loan is in default, interest accrued on loans will be added to the outstanding loans.

If you surrender your Contract while a loan is outstanding, you will receive the Cash Surrender Value, which is reduced to reflect the loan outstanding plus accrued interest. If the Owner/Annuitant dies while the loan is outstanding, the Death Benefit will also be reduced to reflect the amount of the loan outstanding plus accrued interest. If annuity payments start while the loan is outstanding, the Contract Value will be reduced by the amount of the outstanding loan plus accrued interest. Until the loan is repaid, we may restrict any transfer of the Contract that would otherwise qualify as a transfer as permitted in the Code.

Loans may also be subject to additional limitations or restrictions under the terms of the employer’s plan. Loans permitted under this Contract may still be taxable in whole or part if the participant has additional loans from other plans or contracts. We will calculate the maximum nontaxable loan based on the information provided by the participant or the employer. In addition, if the section 403(b) Tax-Sheltered Annuity Contract is subject to the
Employee Retirement Income Security Act of 1974 (“ERISA”), a loan will be treated as a “prohibited transaction”
subject to certain penalties unless additional ERISA requirements are satisfied. You should seek competent legal advice before requesting a loan. We are not responsible for determining whether a loan meets the requirements of
ERISA, including the requirement that a loan bear a reasonable rate of interest.

If a loan is outstanding, all payments received from you will be considered loan repayments. Any payments received from your employer will be considered premium payments. We reserve the right to modify the terms or procedures associated with the loan privilege in the event of a change in the laws or regulations relating to the treatment of loans. We also reserve the right to assess a loan processing fee. IRAs, Non-Qualified Contracts and
Qualified Contracts other than section 403(b) Tax-Sheltered Annuity Contracts are not eligible for loans.

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Surrender and Withdrawal

At any time prior to the Annuitization Date (or thereafter if Payment Option 1 has been elected) you may, upon proper written application deemed by us to be in good order, surrender the Contract. “Proper written application”
means that you must request the surrender in writing. We may require that the signature(s) be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guaranty.

We will, upon receipt of any such written request, pay to you the Cash Surrender Value. The Cash Surrender Value
will reflect any applicable CDSC (see “Contingent Deferred Sales Charge,” above), any outstanding loan and accrued interest, and, in certain states, a premium tax charge (see “Premium Taxes”, above). The Cash Surrender
Value may be more or less than the total of Premium Payments you made, depending on the market value of the underlying Fund shares, the amount of any applicable CDSC, and other factors.

We will normally not permit Withdrawal or Surrender of Premium Payments made by check within the 15 calendar days prior to the date the request for Withdrawal or Surrender is received.

At any time before the death of the Owner and before the Contract is annuitized, the Owner may make a Withdrawal of a portion of the Contract Value. The minimum Withdrawal is $500, except where the Withdrawal is a minimum distribution as required by certain Qualified Contract rules or where the Withdrawal is part of an automated process of paying investment advisory fees to the Owner’s investment advisor. At least $3,500 in Cash Surrender Value must remain after any Withdrawal. However, for Contracts issued prior to November 1, 2003 only (or a later date if your state approved this change after November 1, 2003), at least $3,500 in Contract Value must remain after any
Withdrawal. Withdrawals made for the purpose of taking a required minimum distribution in a retirement account are not subject to the $3,500 restriction.

Generally, Withdrawals in the first Contract Year and Withdrawals in excess of 15% (10% in New Jersey and
Washington) of Contract Value as of the most recent Contract Anniversary in any Contract Year are subject to the
CDSC. See “Contingent Deferred Sales Charge”, above. However, in the first Contract Year, a CDSC-free
Withdrawal is currently available in an amount not exceeding 1/12th of 15% (10% in New Jersey and Washington)
of each premium payment for each completed month since each Premium Payment. For purposes of determining
CDSC-free amounts in the first Contract Year only, all Premium Payments received prior to the first Monthly
Contract Date will be considered to have been paid at the Date of Issue. One way to access these CDSC-free amounts in the first Contract Year is by setting up a monthly systematic Withdrawal program (see “Available
Automated Fund Management Features-Systematic Withdrawals” below). Another limited way to make a
Withdrawal in the first year without paying a CDSC is to make a Withdrawal which is part of a series of substantially equal periodic payments made for the life of the Owner or the joint lives of the Owner and his or her spouse, under section 72(t)(2)(a)(iv) of the Code. In addition, any amount withdrawn in order to meet minimum distribution requirements under the Code shall be free of CDSC. Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment. Withdrawals will be deemed to be taken from Net Premium Payments in chronological order, with the oldest Net Premium Payment being withdrawn first. This method will tend to minimize the amount of the
CDSC.

Withdrawals will be taken based on your instructions at the time of the Withdrawal. If you do not provide specific allocation instructions, or to the extent that Contract Value in the sources you specify are insufficient, the
Withdrawal will be deducted pro rata from the Subaccounts and from the unloaned portion of the Fixed Account.
The Withdrawal will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in the
Subaccounts of the Variable Account and the unloaned portion of the Fixed Account. If it is necessary to take the
Withdrawal from the Guaranteed Accounts, it will be taken pro rata from all Guaranteed Accounts in which there is
Contract Value, and within each Guaranteed Account duration, on a first-in-first-out basis. To the extent a
Withdrawal is taken from a Guaranteed Account, a market value adjustment will be applied (see “The Guaranteed
Accounts - Market Value Adjustment”, below).

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Any CDSC associated with a Withdrawal will be deducted from the Subaccounts, the Fixed Account and/or the
Guaranteed Accounts based on the allocation percentages of the Withdrawal. Any amount of CDSC that we deduct from a Subaccount that is in excess of the available value in that Subaccount will be deducted pro rata among the remaining Subaccounts and the unloaned portion of the Fixed Account (as above, it will not be taken from the
Guaranteed Accounts unless there is not sufficient Contract Value in such remaining Subaccounts and the unloaned portion of the Fixed Account). We will process Withdrawals on the Valuation Day we receive your request in good order. If the Withdrawal cannot be processed in accordance with your instructions, then we will notify you through your agent, by telephone or by mail that we cannot process the Withdrawal, and we will not process it until we receive further instructions.

If your Contract is participating in the Illuminations program described under “Optional ‘Illuminations’ Investment
Advisory Service,” below, and you allocate the Withdrawal pro rata among the Subaccounts in the Policy, the proportionate allocations recommended by FundQuest for your Contract will not be disturbed. If, on the other hand, you allocate the Withdrawal to specific funds, the Contract will depart from the recommended allocations.
However, if the Contract remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Contract Value will be rebalanced back to the recommended model.

A Surrender or a Withdrawal may have tax consequences. See “Federal Income Tax Considerations,” below.

Payments

We will pay any funds surrendered or withdrawn from the Variable Account within seven days of receipt of such request in good order at our Home Office. Good order means the actual receipt by us of instructions relating to a transaction, along with all the information and supporting legal documentation we require to effect the transaction.
To be in “good order,” instructions much be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. However, we reserve the right to suspend or postpone the date of any payment or transfer of any benefit or values for any Valuation Period:

  when the New York Stock Exchange (“Exchange”) is closed;
  when trading on the Exchange is restricted;
  when an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets; or
  during any other period when the SEC, by order, so permits for the protection of security holders.

The rules and regulations of the SEC shall govern as to whether certain of the conditions prescribed above exist.

In cases where you surrender your Contract within 15 days of making a premium payment by check, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 15 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

We reserve the right to delay payment of any amounts allocated to the Fixed Account or to a Guaranteed Account payable as a result of a surrender, Withdrawal or loan for up to six months after we receive a written request in a form satisfactory to us.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. In addition, we may be required to block an Owner’s account and thereby refuse to honor any request for transfers, Withdrawals, surrenders, loans or
Death Benefits, until instructions are received from the appropriate regulator.

Surrenders and Withdrawals Under a Tax-Sheltered Annuity Contract

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Where the Contract has been issued as a Tax-Sheltered Annuity, the Owner may surrender or make a Withdrawal of part or all of the Contract Value at any time this Contract is in force prior to the earlier of the Annuitization Date or the death of the Designated Annuitant except as provided below:

(a) The surrender or Withdrawal of Contract Value attributable to contributions made pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(A) or (C)), or transfers from a Custodial Account described in Section 403(b)(7) of the Code, may be executed only:

1. when the Owner attains age 59 1/2, severs employment, dies, or becomes disabled (within the meaning of Code Section 72(m) (7)); or

2. in the case of hardship (as defined for purposes of Code Section 401-(k)), provided that any surrender of
Contract Value in the case of hardship may not include any income attributable to salary reduction contributions.

(b) Amounts transferred to a Tax-Sheltered Annuity from other 403(b) contracts or accounts are generally subject to the same restrictions on withdrawals applicable under the prior contract or account.

(c) For Tax-Sheltered Annuities issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer’s 403(b) plan, in order to comply with new tax regulations.

(d) The surrender and Withdrawal limitations described in (a) above for Tax-Sheltered Annuities apply to:

1. salary reduction contributions to Tax-Sheltered Annuities made for plan years beginning after December
31, 1988;

2. earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and

3. all amounts transferred from 403(b)(7) Custodial Accounts (except that amounts held as of the close of the last plan year beginning before January 1, 1989 and salary reduction contributions (but not earnings)
after such date may be withdrawn in the case of hardship).

(e) We do not allow a Distribution other than as described above, except in the exercise of a contractual ten-day free look provision (when available). Any Distribution taken by the Owner other than as described above, including a
Distribution as a result of the ten-day free look provision, may result in the immediate application of taxes and penalties and/or retroactive disqualification of a Qualified Contract or Tax-Sheltered Annuity. National Life is not
responsible for any taxes, penalties or other adverse consequences resulting from an Owner taking a Distribution.

A premature Distribution may not be eligible for rollover treatment. To assist in preventing disqualification in the event of a ten-day free look, National Life will agree to transfer the proceeds to another contract which meets the requirements of Section 403(b) of the Code, upon proper direction by the Owner. The foregoing is National Life's understanding of the withdrawal restrictions which are currently applicable under Section 403(b)-(11). Such restrictions are subject to legislative change and/or reinterpretation from time to time. Distributions pursuant to
Qualified Domestic Relations Orders will not be considered to be a violation of the restrictions stated in this provision.

The Contract surrender and Withdrawal provisions may also be modified pursuant to the plan terms and Code tax provisions for Qualified Contracts. If your Contract is a Tax-Sheltered Annuity, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that Premium Payments, as well as surrenders, withdrawals, loans or transfers you request, comply with applicable tax requirements and to decline premiums or requests that are not in compliance. We will not process Premium Payments, surrenders, withdrawals, loans or transfers until all information required under the tax law has been received. By directing Premium
Payments to the Contract or requesting any one of these payments, you consent to the sharing of confidential information about you, the Contract, transactions under the Contract, and any other 403(b) contracts or accounts you

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have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Telephone Transaction Privilege

If you elect the telephone transaction privilege, you may make changes in Net Premium Payment allocations, transfers, or initiate or make changes in dollar cost averaging or Fund rebalancing, terminate or make changes in your Illuminations investment advisory program, if your Contract is participating, in the case of section 403(b) Tax
Sheltered Annuities, take loans up to $10,000, and modify systematic withdrawals by providing instructions to us at our Home Office over the telephone. You can make the election either on the application for the Contract or by providing a proper written authorization to us. We reserve the right to suspend telephone transaction privileges at any time and for any reason. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow these procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if those reasonable procedures are not followed. The procedures followed for telephone transfers will include one or more of the following:

  requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and
  making a tape recording of the instructions given by telephone.

Telephone transfers may not always be available. Telephone systems, whether yours, ours, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

If, on a Contract that is participating in the Illuminations program, you effect a change in premium allocation, initiate Dollar Cost Averaging or change Fund Rebalancing from the Fund Rebalancing program included within
Illuminations, your Contract’s participation in the Illuminations program will terminate.

Facsimile Transaction Privilege

You may provide instructions by facsimile for all transactions, except for a full surrender, full transfer, incoming transfer or death claim, by providing instructions to us at a designated fax number. Contact your agent for more information. We may suspend facsimile transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

Facsimile transactions may not always be available. Communication systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request by mail.

If you effect a change in premium allocation, initiate Dollar Cost Averaging or change Fund Rebalancing on a
Policy that is participating in the Illuminations program, your Policy’s participation in the Illuminations program will terminate.

Electronic Mail Transaction Privilege

A National Life agent may provide transfer instructions by e-mail on your behalf, if you have provided the agent the appropriate authority. Contact your agent for more information. We may suspend e-mail transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

E-mail transactions may not always be available. Electronic systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our

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receipt of the request. If your agent experiences problems, you should make your request by mail.

If you effect a change in premium allocation, initiate Dollar Cost Averaging or change Fund Rebalancing on a
Policy that is participating in the Illuminations program, your Policy’s participation in the Illuminations program will terminate.

Optional “Illuminations” Investment Advisory Service

National Life makes available to all Owners, with the exception for ERISA contracts described below, at no cost to the Owner, an optional investment advisory service which National Life calls “Illuminations”. Illuminations is not available on Contracts purchased under 403(b) plans subject to ERISA or any employer-sponsored ERISA qualified plan under Code Section 401(a), except for single life 401(k) plans covering only Highly Compensated Employees and employer-sponsored plans where the Contract is used as a “trust owned annuity” issued on a single life but for the benefit of all plan participants. Illuminations is available on non-ERISA Qualified Contracts, including IRAs and non-ERISA 403(b) plans. Under this program, National Life has arranged for FundQuest, Inc., a registered investment adviser firm which is independent of National Life, to provide an investment advisory service under which it determines and maintains an allocation of the Contract Value of your Contract among the available options which is suited to your investment objective, financial situation and risk tolerance. Section 403(b) Tax-Sheltered
Annuity Contracts will not be eligible to add Illuminations to the Contract if a loan is outstanding on the Contract, and once in the Illuminations program, will not be able to take a loan on the Contract unless they first terminate participation in Illuminations.

If you elect to participate in Illuminations, you will be asked to fill out a detailed questionnaire, which addresses your investment objective, financial situation and risk tolerance. FundQuest will then evaluate the completed questionnaire to determine the allocation best suited to you. FundQuest will maintain a number of different allocation models for clients with different investment objectives, financial situations and risk tolerances, and you will be assigned to one of these models. However, you will have the ability to impose reasonable restrictions on the management of your Contract, including the ability to designate particular funds or types of funds that should not receive allocations of Contract Value from your Contract. Please contact National Life’s Home Office at (800) 732-
8939 if you wish to impose restrictions on the management of your Contract which contains the Illuminations management feature. If you place restrictions on a particular fund or type of fund, you must either suggest an alternative fund or fund type or specify that the assets that would have been allocated to the restricted fund or fund type be allocated pro rata among the other funds in your model. At the implementation of your Illuminations program, you will receive a Strategy Report prepared by FundQuest which discusses the strategy to be followed in allocating your Contract Value among the Funds.

FundQuest will make changes to its fund allocation models from time to time as it deems appropriate based on changes in the financial markets, fund performance, and other factors. FundQuest will communicate these changes to National Life, which will then automatically implement the changes in each affected Contract, pursuant to a
Limited Power of Attorney executed by Illuminations participants. This Limited Power of Attorney will authorize
FundQuest to direct National Life to implement changes to your model determined by FundQuest, without obtaining your specific prior approval of the changes. In addition, FundQuest also currently intends to rebalance each
Illuminations account back to its then-current model allocation semi-annually. This semi-annual rebalancing will also be implemented pursuant to the Limited Power of Attorney, and will be done automatically without your specific prior approval.

Further information regarding FundQuest is included in Part II of FundQuest’s Form ADV, which will be provided to Owners when they elect to participate in Illuminations.

Once in the Illuminations program, you will receive a quarterly report prepared by FundQuest discussing the performance of your Contract’s Subaccount allocation, all the transactions made within your Contract, and its value at the beginning and end of the period. In this report, you will be reminded that you should contact National Life if there have been changes in your financial situation or investment objectives, and that you may impose reasonable restrictions on the funds in which your account may invest or modify existing restrictions.

In addition, at least annually you will be contacted by your National Life agent to determine whether there have

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been any changes in your financial situation or investment objectives, and whether you wish to impose reasonable restrictions on the funds in which your account may invest or modify existing restrictions.

Once you have elected to participate in the Illuminations program, you may terminate your participation in the program at any time, by providing written or telephone instructions to National Life. If you terminate the
Illuminations program, we will no longer automatically apply any Fund rebalancing to your Contract, unless you specifically elect to begin a Fund Rebalancing feature described under section below entitled “Available Automated
Fund Management Features”.

If, while your Contract is participating in the Illuminations program, you should need or want to make a Withdrawal from your Contract, and you allocate the Withdrawal pro rata among the Subaccounts in the Contract, the proportionate allocations recommended by FundQuest for your Contract will not be disturbed. If, on the other hand, you allocate the Withdrawal to specific funds, the Contract will depart from the recommended allocations.
However, if the Contract remains in the Illuminations program, at the next semi-annual rebalancing date the remaining Accumulated Value will be rebalanced back to the recommended model.

While your Contract is in the Illuminations program, you will be allowed to implement fund transfers, but if you do so, your allocations will depart from the FundQuest recommendations, and, if you keep the Contract in the
Illuminations program, your transfers may end up being reversed by the next semi-annual rebalancing within the program.

While your Contract is in the Illuminations program, the Dollar Cost Averaging feature described in the next section below will not be available, and Fund Rebalancing will only be available as part of the Illuminations program. If you do elect to begin Dollar Cost Averaging, or change your Fund Rebalancing from the Illuminations program, such election will automatically terminate your Contract’s participation in the Illuminations program. Similarly, if you instruct National Life to make a change in the allocation of new Premiums on your Policy, this will be treated as a termination of your Contract’s participation in the Illuminations program.

Available Automated Fund Management Features

We currently offer the following free automated fund management features. However, we are not legally obligated to continue to offer these features and we may cease offering one or more of such features at any time, after providing 60 days prior written notice to all Owners who are currently utilizing the features being discontinued.
Only one of Dollar Cost Averaging and Fund Rebalancing is available under any single Contract at one time, but either may be used with Systematic Withdrawals.

Dollar Cost Averaging. This feature permits you to automatically transfer funds from the Money Market
Subaccount to any other Subaccounts on a monthly basis. You may elect it at issue by marking the appropriate box on the initial application and completing the appropriate instruction or after issue by filling out similar information on a change request form and sending it to us.

If you elect this feature, each month on the Monthly Contract Date we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds.
This procedure starts with the Monthly Contract Date next succeeding the Date of Issue or next succeeding the date of an election subsequent to purchase and stops when the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to us.

This feature allows you to move funds into the various investment classes on a more gradual and systematic basis than the frequency on which Premium Payments ordinarily are made. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower and lower numbers of units being purchased when unit prices are higher. This technique will not assure a profit or protect against a loss in declining markets. For the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher

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price levels.

While your Contract is in the Illuminations program described in the section immediately above, Dollar Cost
Averaging will not be available. If you do elect to begin Dollar Cost Averaging, such election will automatically terminate your Contract’s participation in the Illuminations program.

Fund Rebalancing. This feature permits you to automatically rebalance the value in the Subaccounts on a quarterly, semi-annual or annual basis, based on the premium allocation percentages in effect at the time of the rebalancing.
You may elect it at issue by marking the appropriate box on the initial application or after issue by completing a change request form and sending it to us.

In Contracts utilizing Fund Rebalancing from the Date of Issue, an automatic transfer takes place that causes the percentages of the current values in each Subaccount to match the current premium allocation percentages. This procedure starts with the Monthly Contract Date three, six or 12 months after the Date of Issue and continues on each Monthly Contract Date three, six or 12 months thereafter. Contracts electing Fund Rebalancing after issue will have the first automated transfer occur as of the Monthly Contract Date on or next following the date that the election is received. Subsequent rebalancing transfers occur every three, six or 12 months thereafter. You may discontinue Fund Rebalancing at any time by submitting an appropriate change request form.

If you change the Contract’s premium allocation percentages, Fund Rebalancing will automatically be discontinued
unless you specifically direct otherwise.

Fund Rebalancing results in periodic transfers out of Subaccounts that have had relatively favorable investment performance and into Subaccounts that have had relatively unfavorable investment performance. Fund Rebalancing does not guarantee a profit or protect against a loss.

While your Contract is in the Illuminations program described in the section immediately above, Fund Rebalancing will be available only as part of the program, which will rebalance semi-annually back to your allocations as determined by FundQuest. If you do elect to change Fund Rebalancing from this Illuminations program, such election will automatically terminate your Contract’s participation in the Illuminations program.

Systematic Withdrawals. At any time after one year from the Date of Issue, if the Contract Value at the time of initiation of the program is at least $15,000, you may elect in writing to take systematic Withdrawals of a specified dollar amount (of at least $100) on a monthly, quarterly, semi-annual or annual basis. You may provide specific instructions as to how the systematic Withdrawals are to be taken, but the Withdrawals must be taken first from the
Subaccounts and may only be taken from the unloaned portion of the Fixed Account to the extent that the Contract
Value in the Variable Account is insufficient to accomplish the Withdrawal. Moreover, Withdrawals may only be taken from the Guaranteed Accounts to the extent that the Contract Value in the Variable Account and the Fixed
Account is insufficient to accomplish the Withdrawal. If you have not provided specific instructions or if specific instructions cannot be carried out, we process the Withdrawals by taking Accumulation Units from all of the
Subaccounts in which you have an interest and the unloaned portion of the Fixed Account on a pro rata basis;
Contract Value will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in the
Variable Account and the Fixed Account to accomplish the Withdrawal. Each systematic Withdrawal is subject to federal income taxes. In addition, a 10% federal penalty tax may be assessed on systematic Withdrawals if you are under age 59½. If you direct, we will withhold federal income taxes from each systematic Withdrawal. You may elect to have your systematic withdrawal payment electronically transferred to your checking or savings account by submitting the appropriate paperwork deemed by us to be in good order. A systematic Withdrawal program terminates automatically when a systematic Withdrawal would cause the remaining Cash Surrender Value to be
$3,500 or less (or, in the case of Contracts issued prior to November 1, 2003, if a systematic Withdrawal would cause the Contract Value to be $3,500 or less). If this happens, then the systematic Withdrawal transaction causing the Cash Surrender Value to fall below $3,500 will not be processed. You may discontinue systematic Withdrawals at any time by notifying us in writing.

A CDSC may apply to systematic Withdrawals in accordance with the considerations set forth in “Contingent
Deferred Sales Charge”, above. If you withdraw amounts pursuant to a systematic Withdrawal program, then, in most states, you may withdraw in each Contract Year after the first Contract Year without a CDSC an amount up to

52

15% of the Contract Value as of the most recent Contract Anniversary (a 10% CDSC-free Withdrawal provision applies in New Jersey and Washington - see “Contingent Deferred Sales Charge,” above). Both Withdrawals you request and Withdrawals pursuant to a systematic Withdrawal program will count toward the limit of the amount that may be withdrawn in any Contract Year free of the CDSC. In addition, any amount withdrawn in order to meet minimum distribution requirements under the Code shall be free of CDSC.

Limited systematic Withdrawals are also available in the first Contract Year (but after 30 days from issue). These systematic Withdrawals are limited to monthly systematic Withdrawal programs only. The maximum aggregate amount for the remaining months of the first Contract Year is the annual amount that may be withdrawn in Contract
Years after the first Contract Year free of a CDSC (i.e., either 15% or 10% of the Contract Value, depending on the state). These systematic Withdrawals will not be subject to a CDSC. The other rules for systematic Withdrawals made after the first Contract Year, including the $15,000 minimum Contract Value, minimum $100 payment, and allocation rules, will apply to these systematic Withdrawals. Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment. Systematic withdrawals may not be elected if there is a policy loan.

Contract Rights Under Certain Plans

Contracts may be purchased in connection with a plan sponsored by an employer. In such cases, all rights under the
Contract rest with the Owner, which may be the employer or other obligor under the plan and benefits available to participants under the plan, are governed solely by the provisions of the plan. Accordingly, some of the options and elections under the Contract may not be available to participants under the provisions of the plan. In such cases, participants should contact their employers for information regarding the specifics of the plan.

THE FIXED ACCOUNT

Net Premium Payments under the Fixed Account portion of the Contract and transfers to the Fixed Account portion are part of our general account, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the general account, including the Guaranteed Accounts discussed below, are not registered under the Securities Act of 1933 (“Securities Act”), nor is the general account registered as an investment company under the Investment Company Act. Accordingly, neither the general account nor any interest therein are generally subject to the provisions of the Securities Act or Investment Company Act, and we have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the guaranteed interest portion. Disclosures regarding the Fixed Account, the Guaranteed Accounts, and the general account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Our general account is made up of all our general assets, other than those in the Variable Account and any other segregated asset account. Fixed Account Net Premium Payments will be allocated to the Fixed Account by election of the Owner at the time of purchase or by a later change in allocation of Net Premium Payments. We will invest the assets of the Fixed Account and the Guaranteed Accounts in those assets we choose and allowed by applicable law.

Minimum Guaranteed and Current Interest Rates

The Contract Value held in the Fixed Account that is not held in a Collateral Fixed Account is guaranteed to accumulate at a minimum effective annual interest rate which may vary from time to time, but which will be fixed at the issue of a Contract and will not vary over the life of the Contract, and will be at least the minimum effective interest rate required by your state’s law. For Contracts issued before November 1, 2003, the minimum guaranteed effective annual interest rate is 3.0%. We may credit the Contract Value in the unloaned portion of the Fixed
Account with current rates in excess of the minimum guarantee but we are not obligated to do so. We have no specific formula for determining current interest rates. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, allocations to the Fixed Account made at different times are likely to be credited with different current interest rates. We declare an interest rate each month to apply to amounts allocated or transferred to the Fixed Account in that month. The rate declared on such amounts remains in effect for 12 months.

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In general, National Life expects to set the interest rates applicable to Contract Value held in the Fixed Account at rates which permit National Life to earn a profit on the investment of the funds. At the end of the 12-month period, we reserve the right to declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date).
We determine any interest credited on the amounts in the Fixed Account in excess of the minimum guaranteed rate in our discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the Fixed Account do not share in the investment performance of our general account or any portion thereof.

Amounts deducted from the unloaned portion of the Fixed Account for the charge for the optional Enhanced Death
Benefit Rider, the Annual Contract Fee or transfers to the Variable Account are, for the purpose of crediting interest, accounted for on a last in, first out basis. Amounts deducted from the unloaned portion of the Fixed Account for
Withdrawals are accounted for on a first in, first out basis for such purpose.

National Life reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below the applicable minimum rate or shorten the period for which the interest rate applies to less than 12 months.

For Contracts purchased in the State of Washington, no Premium Payments or Contract Value may be allocated to the Fixed Account.

Enhanced Fixed Account

We may make available to the Contracts a special Fixed Account Option, called the “Enhanced Fixed Account.”
The Enhanced Fixed Account allows you to move value into the Variable Account on a gradual and systematic basis, while earning interest at a higher fixed rate that otherwise offered on the Fixed Account on your value while it awaits transfer into the Variable Account. You should keep in mind that the interest rate applicable to the Enhanced
Fixed Account applies only for a specified period of time and to a principal balance in the Enhanced Fixed Account that declines over time as funds are moved into the Variable Account.

The Enhanced Fixed Account will be available to new and existing Owners who make a one-time new Premium
Payment of at least a minimum dollar amount we specify at the time. Contract Value in the Enhanced Fixed
Account will accumulate at an effective annual interest rate in excess of the current rates then being credited to
Contract Value in the Fixed Account. We will declare the interest rate for the Enhanced Fixed Account at the time of the offer in our discretion, and this interest rate will apply for the entire offer period. When we set an offer period, we will announce all the terms of the Enhanced Fixed Account, and post this information on our web site at
www.nationallife.com.

If more than one Enhanced Fixed Account is offered, we will reserve the right to allow you to participate in only one such offer at a time. In that case, once you have transferred all Contract Value out of the Enhanced Fixed Account
under the terms of a given offer, you may participate in subsequent offers subject to the preceding condition and subject to any qualifying rules of any subsequent offers. Any Contract Value in the Enhanced Fixed Account accepted under one offer may not be transferred to any subsequent or concurrent offer. Offer availability and interest rates are determined solely by the date of receipt of the eligible new Premium Payment in our Home Office.

We will require that the Contract Value in the Enhanced Fixed Account be systematically transferred on a monthly basis from the Enhanced Fixed Account to the Subaccounts. The required monthly transfer amount will be a percentage of the Premium Payment allocated to the Enhanced Fixed Account. We will declare this percentage at the time of the offer, in our discretion. Each month on the Monthly Contract Date, the monthly transfer amount will be transferred from the Enhanced Fixed Account to the Subaccounts and in the percentage amounts selected by the
Owner (other than the Money Market Subaccount), until the Contract Value in the Enhanced Fixed Account is exhausted.

The Enhanced Fixed Account will be part of the Fixed Account described above.

Transfers into the Enhanced Fixed Account will not be allowed. The Owner may transfer Contract Value out of the

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Enhanced Fixed Account at any time, by making a transfer request. If the entire Contract Value in the Enhanced
Fixed Account is transferred out, the program ends. If less than the entire Contract Value in the Enhanced Fixed
Account is transferred out, the scheduled monthly transfers will continue until the Enhanced Fixed Account is exhausted.

The Owner may terminate participation in the Enhanced Fixed Account at any time by notifying National Life at its
Home Office. This will result in all value in the Enhanced Fixed Account being transferred in accordance with the
Owner’s then-current premium allocation.

Withdrawals from the Enhanced Fixed Account will be allowed, in the same manner as for other Withdrawals, but will be subject to any applicable CDSC.

Guaranteed Accounts, as described below, are not available for the systematic transfers out of the Enhanced Fixed
Account.

This program is not available simultaneously with Dollar Cost Averaging or Fund Rebalancing, but is available with
Systematic Withdrawals. Also, if you elect to receive benefits under an Accelerated Benefits Rider while you have
Contract Value in the Enhanced Fixed Account, your Contract Value in the Enhanced Fixed Account will immediately be transferred to the Money Market Subaccount.

We may permit, in our discretion, additional Premium Payments on the same Contract to be allocated to the
Enhanced Fixed Account. If we do so, we will add a declared percentage of the new Premium Payment to the original monthly transfer amount, the same instructions for allocating to the Subaccounts will apply, and the program will continue to operate until the Contract Value in the Enhanced Fixed Account is exhausted.

We may need to refund Premium Payments intended for the Enhanced Fixed Account if they are less than the minimum required or if, for any other reason, the written instructions of the Owner cannot be carried out. We may hold these Premium Payments for up to 20 days before refunding them. Any amounts refunded will be credited with interest at 5%. The Enhanced Fixed Account will not be available in the State of Washington.

THE GUARANTEED ACCOUNTS

Contract Owners may also allocate Net Premium Payments and/or Contract Value to one or more Guaranteed
Accounts. These Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment, if the Contract Value remains in the Guaranteed Account for the specified period of time. Guaranteed Accounts are currently available for three-, five-, seven- and ten-year periods.

Like the Fixed Account described above, Net Premium Payments under any Guaranteed Account and transfers to any Guaranteed Account are part of National Life’s general account, which supports its insurance and annuity obligations.

Investments in the Guaranteed Accounts

You may invest in a Guaranteed Account by allocating Net Premium Payments to the Guaranteed Account of the
desired three-, five-, seven- and ten-year period, either on the application or by a later change in Net Premium
Payment allocation. You may also transfer Contract Value from the Variable Account to a Guaranteed Account with the desired three-, five-, seven- and ten-year period by making a written transfer request, or by telephone if the telephone transaction privilege applies. Transfers from the Fixed Account to a Guaranteed Account are permitted only to the same extent described under “Transfers” above for transfers from the Fixed Account to the Variable
Account.

All deposits into a Guaranteed Account are subject to a $500 minimum. If such an allocation would result in a deposit to a Guaranteed Account of less than $500, such Net Premium Payments will be allocated instead to the
Money Market Subaccount.

You may not invest in a Guaranteed Account where the end of the guarantee period for such Guaranteed Account is

55

later than your Contract’s Maturity Date.

Interest at a specified rate will be guaranteed to be credited to all Contract Value in a particular Guaranteed Account for the entire specified period, if the Contract Value remains in that Guaranteed Account for the entire specified period. We expect to change the specified rates for new investments in Guaranteed Accounts from time to time based on returns then available to us for the specified periods, but such changes will not affect the rates guaranteed on previously invested Contract Value. We expect to set the rates for the Guaranteed Accounts such that we will earn a profit on the investment of the funds. If you surrender your Contract or withdraw or transfer Contract Value out of the Guaranteed Account prior to the end of the specified period, a variable adjustment referred to in this prospectus as a “market value adjustment” will be applied to such Contract Value before the surrender, Withdrawal or transfer. This market value adjustment is described in detail below.

Currently there is no charge, apart from any market value adjustment as referred to above, for transfers into or out of a Guaranteed Account. However, although we have no present intention to impose a transfer charge in the foreseeable future, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of
12 transfers in any Contract Year. We may do this if the expense of administering transfers becomes burdensome.
Transfers into and out of a Guaranteed Account, other than at the termination of a Guaranteed Account, would count toward such limits.

We may at any time change the number and/or duration of Guaranteed Accounts we offer. Any such changes will not affect existing allocations to Guaranteed Accounts at the time of the change.

Termination of a Guaranteed Account

The termination date for a particular Guaranteed Account will be the anniversary of the date Contract Value is credited to the Guaranteed Account. For example, if Contract Value is transferred to a 7-year Guaranteed Account on May 2, 2009, the termination date for this Guaranteed Account is May 2, 2016, or the next following Valuation
Day if May 2, 2016 is not a Valuation Day.

We will notify you in writing of the termination of your Guaranteed Account. Such notification will normally be mailed approximately 45 days prior to the termination date for the Guaranteed Account. During the 30-day period prior to the termination date (the “30-day window”), you may provide instructions to reinvest the Contract Value in the Guaranteed Account, either as of the date we receive your instructions, or the termination date (or the next
Valuation Day, if the date we receive your instructions or the termination date is not a Valuation Day), in any of the
Subaccounts of the Variable Account, in the Fixed Account, or in any Guaranteed Account that we may be offering at that time. No market value adjustment will apply to any such reinvestment made as the result of instructions received during the 30-day window. In the event that you do not provide instructions during the 30-day window as to how to reinvest the Contract Value in a Guaranteed Account, we will, on the termination date, or the next following Valuation Day if the termination date is not a Valuation Day, transfer the Contract Value in the
Guaranteed Account to the Money Market Subaccount of the Variable Account. No market value adjustment will be applied to this transfer. You will then be able to transfer the Contract Value from the Money Market Subaccount to any other available investment option.

Market Value Adjustment

Contract Value allocated to a Guaranteed Account is not restricted from being surrendered, withdrawn, transferred or annuitized prior to the termination date of the Guaranteed Account. However, a market value adjustment will be applied to a surrender of your Contract or any such Contract Value withdrawn or transferred (we refer to a surrender, Withdrawal or transfer before the 30-day window as a “MVA Withdrawal”) from the Guaranteed
Account prior to the 30-day window before its termination date.

We will apply the market value adjustment before we deduct any applicable CDSC or taxes. A market value adjustment will apply to Withdrawals from a Guaranteed Account prior to the 30-day window before its termination date even if a waiver of the CDSC applies to such a Withdrawal.

A market value adjustment reflects the change in current interest rates since we established a Guaranteed Account.

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The market value adjustment may be positive or negative. Adjustments may be limited in amount, as described in more detail below.

Generally, if at the time of your MVA Withdrawal the applicable index interest rate for maturities equal to the time remaining before the termination date of your Guaranteed Account is higher than the applicable index interest rate for maturities equal to the period of your Guaranteed Account at the time of your investment in the Guaranteed
Account, then the market value adjustment will result in a reduction of your Contract Value. If the opposite is true at the time of your MVA Withdrawal, then the market value adjustment will result in an increase in your Contract
Value. However, the market value adjustment is limited so that the amount available for MVA Withdrawal, before any CDSC, will never be less than the amount of the initial deposit, less any Withdrawals, plus interest at the
Contract’s minimum guaranteed interest rate. For Contracts issued on or after November 1, 2003, this minimum guaranteed interest rate may vary based on your state law and on prevailing interest rates, but will be set at the time of issue of the Contract and, once set, will not vary over the life of the Contract. For Contracts issued prior to
November 1, 2003, however, the market value adjustment is limited so that the amount available for MVA
Withdrawal, before any CDSC, will never be less than the amount of the initial deposit, less any Withdrawals, plus interest at 3.0% per annum.

We compute the amount of a market value adjustment as the lesser of (1) and (2) below. The market value adjustment will be positive if (1) below is positive. It will be negative if (1) below is negative.

(1) the absolute value of the Contract Value subject to the market value adjustment times:

((1+i)/ (1+j+c)) n/12 – 1

where i = the interest rate from the U.S. Treasury Constant Maturities as found in the Federal Reserve Statistical Release

H.	15 available at the time of the initial deposit for the Guaranteed Account duration.
n	= the number of whole months until the termination date of the Guaranteed Account
j	= the current interest rate from the U.S. Treasury Constant Maturities as found in the Federal Reserve Statistical

Release H.15 available for a period of length n/12, rounded down to the next whole year. If there is no interest rate for the maturity needed to calculate i or j, we will use straight line interpolation between the interest rate for the next highest and next lowest maturities to determine that interest rate. If the maturity is less than one year, we will use the index rate for a one-year maturity.
c = a constant, .0025 in most jurisdictions.

or

(2) the amount initially deposited into the Guaranteed Account times:

((1+k) d/365 – (1 + g) d/365) – the sum of all [TransferT ((1+k) e/365 – (1 + g) e/365)]

where

k = the interest rate guaranteed for the guaranteed period.
d = (365 times the number of complete years since the initial deposit into the Guaranteed Account) plus the number of days since the last anniversary of such initial deposit (or the initial deposit date if less than one year has elapsed since the initial deposit) to the current date.
TransferT = a transfer from the Guaranteed Account on day T.
e = (365 times the number of complete years since T to the current transfer date) plus the number of days from the last anniversary of T (or the days since T if less than one year has elapsed).
g= your Contract’s guaranteed minimum interest rate.

If you have made more than one deposit into a Guaranteed Account, and you do not instruct us otherwise, we will treat Withdrawals and transfers as coming from such Guaranteed Accounts on a pro rata basis, and within
Guaranteed Accounts with the same initial guarantee period, on a first-in-first-out basis; that is, Contract Value with the earliest date of deposit into a Guaranteed Account will be withdrawn or transferred prior to Contract Value with

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later dates of deposit into such Guaranteed Account.

A market value adjustment will be applied to Funds transferred from a Guaranteed Account to collateralize a loan, whether for the initial loan or for loan interest.

We will not apply a market value adjustment to:

  any MVA Withdrawal during the 30-day window;
  Death Benefit proceeds;
  your Contract on its Maturity Date; or
  any deduction from a Guaranteed Account made to cover the Annual Contract Fee or Rider Charges.

Examples

Example #1
Original Deposit: $10,000
Original Deposit Date: May 1, 2007
The $10,000 is placed in the seven-year Guaranteed Account. The guaranteed interest rate is 4.50%.

On May 1, 2009, the Owner wishes to transfer the full amount from the seven-year Guaranteed Account. The i rate as of May 1, 2007 for seven year periods was 4.00%. The j rate available for five year periods on May 1, 2009 is
3.00%. The contract’s minimum guaranteed interest rate is 1.50%. There are 60 months remaining in the original guaranteed period. The Contract Value in this Guaranteed Account on May 1, 2009 is $10,920.25. (10,000´
1.04502).

The first part of the market value adjustment formula gives:

$10,920.25´(((1+0.0400)/ (1+0.0300+0.0025))60/12 – 1) = $402.42

The second part of the market value adjustment formula gives:

$10,000´ ((1 + 0.0450)730/365 – (1 + 0.0150)730/365) = $618.00

The amount of the market value adjustment is the lesser of the absolute value of the first part, $402.42, and of the second part, $618.00. Because the result of the first part is positive, the market value adjustment is an increase in
Contract Value.

The amount of the transfer will be $10,920.25 + $402.42 = $11,322.67.

Example #2
Original Deposit: $10,000
Original Deposit Date: May 1, 2007
The $10,000 is placed in the seven-year Guaranteed Account. The guaranteed interest rate is 4.50%.

On May 1, 2009, the Owner wishes to transfer the full amount from the seven-year guaranteed account. The i rate as of May 1, 2007 for seven year periods was 4.00%. The j rate available for five year periods on May 1, 2009 is
5.00%. The contract’s minimum guaranteed interest rate is 1.50%. There are 60 months remaining in the original guaranteed period. The Contract Value in this Guaranteed Account on May 1, 2009 is $10,920.25. (10,000´
1.04502).

The first part of the market value adjustment formula gives:

$10,920.25´(((1+0.0400)/ (1+0.0500+0.0025))60/12 – 1) = -$633.25

The second part of the market value adjustment formula gives:

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$10,000´ ((1 + 0.0450)730/365 – (1 + 0.0150)730/365) = $618.00

The amount of the market value adjustment is the lesser of the absolute value of the first part, $633.25, and of the second part, $618.00. Since the result of the first part is negative, the market value adjustment is a reduction in
Contract Value.

The amount of the transfer will be $10,920.25 - $618.00 = $10,302.25.

Note that the amount $10,302.25 is $10,000 accumulated for two years at 1.50%. In this example, the market value adjustment was restricted to the amount of interest earned by the Guaranteed Account in excess of 1.50%. Had the market value adjustment been positive in this example, it still would have been restricted to $618.00.

Other Matters Relevant to the Guaranteed Accounts

If you have Contract Value allocated to a Guaranteed Account when you or a Joint Owner dies, no market value adjustment will be applied to such Contract Value before the Death Benefit is paid.

If you own a section 403(b) Tax-Sheltered Annuity Contract on which loans are available, and you need to borrow
Contract Value, you must transfer all Contract Value allocated to a Guaranteed Account to a Subaccount of the
Variable Account or to the Fixed Account prior to the processing of the loan. A market value adjustment will apply to such transfer. We will allocate loan repayments to the Subaccounts of the Variable Account and to the unloaned portion of the Fixed Account according to your premium allocation percentages in effect at the time of the repayment. While a loan is outstanding, premiums may not be allocated to, and transfers may not be made to, the
Guaranteed Accounts.

The Guaranteed Accounts are not available in the states of Washington and Oregon. In Texas, only Contracts issued after April 8, 2002 are eligible to invest in the Guaranteed Accounts.

Preserver Plus Program

Under this program, you may place a portion of a Net Premium Payment into a seven year or ten year Guaranteed
Account that will grow with guaranteed interest to 100% of that Net Premium Payment. We will calculate the portion of the Net Premium Payment needed to accumulate over the chosen guarantee period to 100% of the Net
Premium Payment. The balance of the Net Premium Payment may be allocated to the Subaccounts of the Variable
Account, the Fixed Account, or other Guaranteed Accounts in any manner you desire, subject to our normal allocation rules.

Amounts allocated to a Guaranteed Account under this program will not equal the original Net Premium Payment if any transfer or Withdrawal is made from the Guaranteed Account prior to the end of the guarantee period. Keep in mind that if you have a Qualified Contract, you will be required to take minimum required distributions.

OPTIONAL ENHANCED DEATH BENEFIT RIDER

You may choose to include the Enhanced Death Benefit Rider in your Contract. The Rider is subject to the restrictions and limitations set forth in it. Election of this optional benefit involves an additional cost. This Rider is not available in Texas. If you elected the Enhanced Death Benefit Rider, then the following enhanced death benefit will be payable to the Beneficiary if you (or the Annuitant if the Owner is not a natural person) die prior to the
Contract Anniversary on which you are age 81 on an age on nearest birthday basis (or in the case of Joint Owners, if the first of the Joint Owners to die dies prior to the Contract Anniversary on which the oldest of the Joint Owners is age 81 on an age nearest birthday basis), and prior to annuitization. The Enhanced Death Benefit will equal the highest of:

(a)	the basic Death Benefit as described above; and
(b)	the largest Contract Value as of any prior Contract Anniversary after the Enhanced Death Benefit

Rider was applicable to the Contract, plus Net Premium Payments, minus any Withdrawals (including any CDSC

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deducted in connection with such Withdrawals), and minus any loan taken and accrued interest thereon, in each case since such Contract Anniversary.

We calculate this as of the date we receive due proof of death. Any applicable premium tax charge payable on your death will be applied to reduce the value of the determined enhanced death benefit (see “Premium Taxes, above).

If you (or the Annuitant if the Owner is not a natural person) die on or after the Contract Anniversary on which you are age 81 on an age on nearest birthday basis (or in the case of Joint Owners, if the first of the Joint Owners to die dies on or after the Contract Anniversary on which the oldest of the Joint Owners is age 81 on an age nearest birthday basis), or after annuitization, the death benefit will not be enhanced and will be an amount equal to Contract
Value, less any applicable premium tax charge.

The Enhanced Death Benefit Rider is available at issue if the Owner (or the Annuitant if the Owner is not a natural person or the oldest of Joint Owners) is age 75 or younger, on an age on nearest birthday basis on the Date of Issue of the Contract. It is available after issue if the Owner (or the Annuitant if the Owner is not a natural person, or the oldest of Joint Owners) is age 75 or younger, on an age on nearest birthday basis on the Contract Anniversary on which the Rider is being added, and only on a Contract Anniversary and only if at the time of the Rider is requested the Contract Value is greater than the total of all Net Premium Payments less all Withdrawals, and any outstanding loan on the Contract and accrued interest on such loan.

The annual charge for this Rider is 0.20% of Contract Value. After the Contract Anniversary on which you (or the
Annuitant, if the Owner is not a natural person) are age 80 on an age on nearest birthday basis (or in the case of Joint
Owners, after the Contract Anniversary in which the oldest Joint owner is age 80 on an age on nearest birthday basis), we discontinue the charge. See “Charge for Optional Enhanced Death Benefit Rider”, above.

It is possible that the Internal Revenue Service may take a position that rider charges are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as taxable withdrawal, you should consult your tax advisor prior to selecting any rider or endorsement under the Contract.

We distribute the Enhanced Death Benefit in the same manner as the normal Death Benefit. See “Death of Owner,”
above.

OPTIONAL ACCELERATED BENEFIT RIDERS

If the Contract has been in force for at least five years, the Accelerated Benefit Riders provide accelerated Death
Benefits prior to the death of the covered person in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit. The terminal illness or chronic illness must have begun while the
Contract was in force. Benefits accelerated under these Riders are discounted for interest and mortality. Once benefits have been accelerated, the Contract terminates. There is no cost for these Riders. They can be included in the Contract at issue, or they can be added after issue, for a covered person at the time of Contract issue whose age, on an age on nearest birthday basis, is 0-75.

The covered person is the Owner, unless the Owner is not a person, in which case the covered person is the
Annuitant. If there are Joint Owners, then each are considered covered persons. If the covered person changes, then the Contract is not eligible for acceleration until the Contract has been in force five years from the date of the change.

These Riders may not be available in all states and their terms may vary by state. These Riders will not be available in New York, Oregon, Texas, Virginia or Washington. Connecticut, Kansas, Louisiana, Minnesota, New Jersey,
Pennsylvania, South Carolina and Utah only allow the terminal illness portion of the Riders.

Any amount received under an Accelerated Benefits Rider should be taxed in the same manner as a surrender of the
Contract. See “Federal Income Tax Considerations”, below.

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FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws.

If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a
Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Because the tax benefits of annuity contracts may not be needed in the context of Qualified Contracts, you generally should not buy a Qualified Contract for the purpose of obtaining tax deferral.

Taxation of Non-Qualified Contracts

Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the
Contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner’s investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. There is no guidance on the proper tax treatment of market value adjustment and it is possible that a positive market value adjustment at the time of a Withdrawal from a Guaranteed Account may be treated as part of the
Contract Value immediately prior to the distribution. A tax advisor should be consulted on this issue. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

  made on or after the taxpayer reaches age 59½;
  made on or after the death of an Owner;
  attributable to the taxpayer’s becoming disabled; or
  made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income.
The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

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Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an annuitant or Payee who is not an Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, designation or exchange, should consult a tax advisor as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Taxation of Qualified Contracts

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Individual Retirement Accounts (IRAs), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions up to a maximum amount specified in the Code. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional Enhanced Death Benefit provision in the Contract comports with IRA qualification requirements.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a maximum amount specified in the Code. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age
59½ are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs, as described in Code section 408A, permit certain eligible individuals to contribute to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA.
A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The
Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2)
during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10%
penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result

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if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. The Contract includes an
Enhanced Death Benefit that in some cases may exceed the greater of the premium payments or the account value.

The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Death Benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3)
organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee’s retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59½, severance from employment, death or disability.
Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.
The Contract includes an Enhanced Death Benefit that in some cases may exceed the greater of the premium payments or the account value. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity. Because the Death Benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

Section 457 Plans, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The
Contract can be used with such plans. Under such plans a participant may specify the form of investment for his or her deferred compensation account. For non-governmental Section 457 plans, all such investments are owned by and are subject to, the claims of the general creditors of the sponsoring employer. In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages.

Other Tax Issues. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan or adoption agreement, or consult a tax advisor for more information about these distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect not have tax withheld from distributions.

“Eligible rollover distributions” from section 401(a) plans, Section 403(a) annuities, and Section 403(b) plans, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee, the employee’s spouse or former spouse as beneficiary or alternate
Payee or non- spouse beneficiary, from such a plan, except certain distributions such as distributions required by the
Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to non-taxable distributions or if the employee, spouse or former spouse choose a “direct rollover” from the plan to another tax-qualified plan, Section 403(b) plan, IRA or to a governmental section 457 plan that agrees to separately account for rollover contributions, or if a non-souse beneficiary chooses a “direct rollover” to an IRA.

Pursuant to special legislation, required minimum distributions for the 2009 tax year generally are not required, and
2009 distributions that otherwise would be required minimum distributions may be eligible for rollover.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

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Generation-skipping transfer tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents.
Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

For additional information relating to the tax status of the Contract, see the Statement of Additional Information.

GENDER NEUTRALITY

In 1983, the United States Supreme Court held that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964 vary between men and women on the basis of sex. The Court applied its decision to benefits derived from contributions made on or after August 1, 1983.
Lower federal courts have since held that the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, some states prohibit using sex-distinct mortality tables.

The Contract uses sex-distinct actuarial tables, unless state law requires the use of sex-neutral actuarial tables. As a result, the Contract generally provides different benefits to men and women of the same age. Employers and employee organizations which may consider buying Contracts in connection with any employment-related insurance or benefits program should consult their legal advisors to determine whether the Contract is appropriate for this purpose.

VOTING RIGHTS

Voting rights under the Contracts apply only with respect to Net Premium Payments or accumulated amounts allocated to the Variable Account.

In accordance with our view of present applicable law, we vote the shares of the Funds held in the Variable Account at regular and special meetings of the shareholders of the Funds. These shares are voted in accordance with instructions received from you if you have an interest in the Variable Account. If the Investment Company Act or
any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

The person having the voting interest under a Contract is the Owner. The number of Fund shares attributable to each Owner is determined by dividing the Owner’s interest in each Subaccount by the net asset value of the Fund

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corresponding to the Subaccount.
We vote Fund shares held in the Variable Account as to which no timely instructions are received in the same proportions as the voting instructions we receive with respect to all contracts participating in the Variable Account.
This means that a small number of Owners may control how we vote.

Each person having a voting interest will receive periodic reports relating to the Funds, proxy material and a form with which to give such voting instructions.

CHANGES TO VARIABLE ACCOUNT

We reserve the right to create one or more new separate accounts, combine or substitute separate accounts, or to add new investment Funds for use in the Contracts at any time. In addition, if the shares of the Funds described in this prospectus should no longer be available for investment by the Variable Account or, if in our judgment further investment in such Fund shares should become inappropriate, we may eliminate Subaccounts, combine two or more
Subaccounts or substitute one or more Funds for other Fund shares already purchased or to be purchased in the future under the Contract. The other Funds may have higher fees and charges than the ones they replaced, and not all Funds may be available to all classes of Contracts. No substitution of securities in the Variable Account may take place without prior approval of the SEC and under such requirements as it may impose. We may also operate the Variable Account as a management investment company under the Investment Company Act, deregister the
Variable Account under the Investment Company Act (if such registration is no longer required), transfer all or part of the assets of the Variable Account to another separate account or to the Fixed Account (subject to obtaining all necessary regulatory approvals), and make any other changes reasonably necessary under the Investment Company
Act or applicable state law.

DISTRIBUTION OF THE CONTRACTS

We have entered into a distribution agreement with ESI, our affiliate, for the distribution and sale of the Contracts.
ESI is a wholly owned indirect subsidiary of National Life Holding Company. Pursuant to this agreement, ESI serves as principal underwriter for the Contracts. ESI sells the Contracts through its registered representatives. ESI has also entered into selling agreements with other broker-dealers who in turn sell the Contracts through their registered representatives. ESI is registered as a broker-dealer under the SEC under the Securities Exchange Act of
1934, as well as with the securities commissions in the states in which it operates, and is a member of Financial
Industry Regulatory Authority, Inc. (“FINRA”).

ESI’s registered representatives who sell the Contracts are registered with the FINRA and with the states in which they do business. More information about ESI and its registered representatives is available at www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA through its BrokerCheck program.

National Life pays ESI commissions and other forms of compensation for sales of the Contracts. You may purchase a Contract through a registered representative of ESI, and you may also purchase a Contract from another broker-dealer that has a selling agreement with ESI. The maximum payment to a dealer for selling the Contracts will generally be 6.5%; however, during certain promotional periods the dealer concession, or commission, may vary. These promotional periods will be determined by National Life and the maximum dealer concession paid during these periods will not exceed 7.0%. We will pay the dealer concession, at the election of the registered representative, either as a percentage of the Premium Payment at the time it is paid, as a percentage of Contract
Value over time, or a combination of both. A portion of the payments made to selling broker-dealers will be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. You may ask your registered representative for further information about what your registered representative and the selling dealer for which he or she works may receive in connection with your purchase of a Contract.

National Life general agents also receive compensation on Contracts sold through ESI registered representatives.
National Life general agents may also receive fees from ESI relating to sales of the Contracts by broker-dealers other than ESI, where the selling registered representative has a relationship with such general agent’s National Life agency.

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National Life may provide loans to unaffiliated broker-dealers, who in turn provide such loans to their registered representatives, to finance business development, and may then provide further loans or may forgive outstanding loans based on specified business criteria, including sales of the Policies, and measures of business quality. Any loans or forgiveness of outstanding loans based on sales of Policies are provided through the distribution firm’s registered broker-dealer.

From time to time we may offer specific sales incentives to selling broker-dealers and registered representatives.
These incentives may take the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels. These incentive programs may also include sales of National
Life’s or their affiliates’ other products. To the extent, if any, that such bonuses are attributable to the sale of variable products, including the Policies, such bonuses will be paid through the agent’s broker-dealer.

National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash incentives paid by
ESI to its registered representatives the amounts of which may be based in whole or in part on the sales of the
Policies, including (1) sponsoring educational programs, (2) contributing to sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash payments in lieu of business expense reimbursements; (5)
making loans and forgiving such loans and/or (6) health and welfare benefit programs.

Commissions and other incentives or payments described above are not charged directly to Contract owners or to the
Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

The DWS (with exception of the Small Cap Index Fund) ,Franklin Templeton (with exception of the Mutual Global
Discovery Securities Fund and the U.S. Government Fund), Oppenheimer, T. Rowe Price (with exception of the
Personal Strategy Balanced Fund), and Wells Fargo Funds offered in the Policies, and the Small Cap Growth
Portfolio of Neuberger Berman Advisers Management Trust, make payments to ESI under their 12b-1 plans in consideration of services provided by ESI in distributing shares of these portfolios. In each case these payments amount to 0.25% of Separate Account assets invested in the particular portfolio.

See “Distribution of the Contracts” in the Statement of Additional Information for more information about compensation paid for the sale of the Contracts.

FINANCIAL STATEMENTS

National Life’s financial statements as of and for the years ended December 31, 2008 and 2007, which are included in the Statement of Additional Information, should be considered only as bearing on National Life’s general financial strength, claims paying ability and ability to meet its obligations under the Contracts. In addition to Fixed
Account and Guaranteed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts. To the extent that National Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets. You should be aware that National Life’s principal investments are in fixed-income securities, including corporate bonds, mortgage-backed securities, and commercial real estate mortgages. National Life also enters into equity derivative contracts (futures and options) to hedge exposures embedded in our equity indexed annuity products. All of
National Life’s general account investments are exposed to various investment risks. National Life’s financial statements include a further discussion of risks inherent within general account investments. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

STATEMENTS AND REPORTS

National Life will mail to Owners, at their last known address of record, any statements and reports required by applicable laws or regulations. Owners should therefore give National Life prompt notice of any address change.
National Life will send a confirmation statement to Owners each time a transaction is made affecting the Owner’s
Variable Account Contract Value, such as making additional Premium Payments, transfers, exchanges or

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Withdrawals. Quarterly statements are also mailed detailing the Contract activity during the calendar quarter.
Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plans (such as a dollar cost averaging program) or salary reduction arrangement, the Owner may receive confirmation of such transactions in their quarterly statements. The Owner should review the information in these statements carefully. All errors or corrections must be reported to National Life immediately to assure proper crediting to the Owner’s Contract. National Life will assume all transactions are accurately reported on quarterly statements or confirmation statements unless the Owner notifies National Life otherwise within 30 days after receipt of the statement.

OWNER INQUIRIES

Owner inquiries may be directed to National Life by writing to us at National Life Drive, Montpelier, Vermont 05604, or calling 1-800-732-8939.

LEGAL MATTERS

National Life, like other life insurance companies, is involved in lawsuits from time to time. Although we cannot predict the outcome of any litigation with certainty, National Life believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or the Separate
Account.

GLOSSARY

Accumulation Unit - An accounting unit of measure used to calculate the Variable Account Contract Value prior to the Annuitization Date.

Annuitant - A person named in the Contract who is expected to become, at Annuitization, the person upon whose continuation of life any annuity payments involving life contingencies depends. Unless the Owner is a different individual who is age 85 or younger, this person must be age 85 or younger at the time of Contract issuance unless
National Life has approved a request for an Annuitant of greater age. The Owner may change the Annuitant prior to the Annuitization Date, as set forth in the Contract.

Annuitization - The period during which annuity payments are received.

Annuitization Date - The date on which annuity payments commence.

Annuity Payment Option - The chosen form of annuity payments. Several options are available under the
Contract.

Annuity Unit - An accounting unit of measure used to calculate the value of Variable Annuity payments.

Beneficiary - The Beneficiary is the person designated to receive certain benefits under the Contract upon the death of the Owner or Annuitant prior to the Annuitization Date. The Beneficiary can be changed by the Owner as set forth in the Contract.

Cash Surrender Value - An amount equal to Contract Value, minus any applicable CDSC, minus any applicable premium tax charge.

Chosen Human Being – An individual named at the time of Annuitization upon whose continuance of life any annuity payments involving life contingencies depends.

Code - The Internal Revenue Code of 1986, as amended.

Collateral Fixed Account – The portion of the Fixed Account which holds value that secures a loan on the
Contract.

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Contract Anniversary - An anniversary of the Date of Issue of the Contract.

Contract Value - The sum of the value of all Variable Account Accumulation Units attributable to the Contract, plus any amount held under the Contract in the Fixed Account, plus any amounts held in the Guaranteed Accounts, and minus any outstanding loan and accrued interest on such loans.

Contract Year - Each year the Contract remains in force commencing with the Date of Issue.

Date of Issue - The date shown as the Date of Issue on the Data Page of the Contract.

Death Benefit - The benefit payable to the Beneficiary upon the death of the Owner or the Annuitant.

Distribution - Any payment of part or all of the Contract Value.

Fixed Account - The Fixed Account is part of National Life’s general account and Guaranteed Accounts made up of all assets of National Life other than those in the Variable Account or any other segregated asset account of
National Life.

Fixed Annuity - An annuity providing for payments which are guaranteed by National Life as to dollar amount during Annuitization.

Fund - A registered management investment company in which the assets of a Subaccount of the Variable Account will be invested.

Guaranteed Account – A Guaranteed Account is part of National Life’s general account. We guarantee a specified interest rate for the entire time an investment remains in the Guaranteed Account.

Individual Retirement Annuity (IRA) - An annuity which qualifies for favorable tax treatment under Section 408 of the Code.

Investment Company Act – The Investment Company Act of 1940, as amended from time to time.

Joint Owners - Two or more persons who own the Contract as tenants in common or as joint tenants. If joint owners are named, references to “Owner” in this prospectus will apply to both of the Joint Owners.

Maturity Date - The date on which annuity payments are scheduled to commence. The Maturity Date is shown on the Data Page of the Contract, and is subject to change by the Owner, within any applicable legal limits, subject to
National Life’s approval.

Monthly Contract Date - The day in each calendar month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Contract Date would otherwise fall on a date other than a Valuation Day, the Monthly Contract Date will be deemed to be the next Valuation Day.

Non-Qualified Contract - A Contract which does not qualify for favorable tax treatment under the provisions of
Sections 401 or 403(a) (Qualified Plans), 408 (IRAs), 408A (Roth IRAs), 403(b) (Tax-Sheltered Annuities), or 457
of the Code.

Owner (“you”) - The Owner is the person who possesses all rights under the Contract, including the right to designate and change any designations of the Owner, Annuitant, Beneficiary, Annuity Payment Option, and the
Maturity Date.

Payee - The person who is designated at the time of Annuitization to receive the proceeds of the Contract upon
Annuitization.

Premium Payment - A deposit of new value into the Contract. The term “Premium Payment” does not include

68

transfers among the Variable Account, Fixed Account, and Guaranteed Accounts, or among the Subaccounts.

Net Premium Payments - The total of all Premium Payments made under the Contract, less any premium tax deducted from premiums.

Qualified Contract - A Contract which qualifies for favorable tax treatment under the provisions of Sections 401 or
403(a) (Qualified Plans), 408 (IRAs), 408A (Roth IRAs), 403(b) (Tax-Sheltered Annuities) or 457 of the Code.

Qualified Plans - Retirement plans which receive favorable tax treatment under section 401 or 403(a) of the Code.

Subaccounts - Separate and distinct divisions of the Variable Account that purchase shares of underlying Funds.
Separate Accumulation Units and Annuity Units are maintained for each Subaccount.

Tax-Sheltered Annuity - An annuity which qualifies for favorable tax treatment under section 403(b) of the Code.

Valuation Day - Each day the New York Stock Exchange is open for business other than any day on which trading is restricted. Unless otherwise indicated, when an event occurs or a transaction is to be effected on a day that is not a Valuation Day, it will be effected on the next Valuation Day. A Valuation Day ends at the close of regular trading of the New York Stock Exchange, usually 4:00 p.m., Eastern Time

Valuation Period - The time between two successive Valuation Days.

Variable Account -The National Variable Annuity Account II, a separate investment account of National Life into which Net Premium Payments under the Contracts are allocated. The Variable Account is divided into Subaccounts, each of which invests in the shares of a separate underlying Fund.

Variable Annuity - An annuity the accumulated value of which varies with the investment experience of a separate account.

Withdrawal - A payment made at the request of the Owner pursuant to the right to withdraw a portion of the
Contract Value of the Contract.

69

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

The Statement of Additional Information contains more detailed information about the Contracts than is contained in this prospectus. The Statement of Additional Information is incorporated by reference into this prospectus and is legally a part of this prospectus.

70

NATIONAL LIFE INSURANCE COMPANY NATIONAL VARIABLE ANNUITY ACCOUNT II

SENTINEL ADVANTAGE VARIABLE ANNUITY CONTRACT STATEMENT OF ADDITIONAL INFORMATION

OFFERED BY NATIONAL LIFE INSURANCE COMPANY One National Life Drive Montpelier, Vermont 05604

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Sentinel
Advantage Variable Annuity Contract (“Contract”) offered by National Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2009 by calling 1-800-732-8939, by writing to National Life Insurance
Company, One National Life Drive, Montpelier, Vermont 05604 or by accessing the SEC’s website at
http://www.sec.gov. Definitions of terms used in the current prospectus for the Contract are incorporated in this
Statement of Additional Information.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the contract.

Dated May 1, 2009

i

ADDITIONAL CONTRACT PROVISIONS

The Contract

The entire contract is made up of the Contract and the application. The statements made in the application are deemed representations and not warranties. National Life Insurance Company (“National Life” “we” “our” or “us”)
cannot use any statement in defense of a claim or to void the Contract unless it is contained in the application and a copy of the application is attached to the Contract at issue.

Misstatement of Age or Sex

If the age or sex of the Chosen Human Being has been misstated, the amount which will be paid is that which is appropriate to the correct age and sex.

Dividends

The Contract is participating; however, no dividends are expected to be paid on the Contract. If dividends are ever declared, they will be paid in cash.

Assignment

Where permitted, the Owner may assign some or all of the rights under the Contract at any time during the lifetime of the Annuitant prior to the Annuitization Date. Such assignment will take effect upon receipt and recording by
National Life at its Home Office of a written notice executed by the Owner. National Life assumes no responsibility for the validity or tax consequences of any assignment. National Life shall not be liable as to any payment or other settlement made by National Life before recording of the assignment. Where necessary for the proper administration of the terms of the Contract, an assignment will not be recorded until National Life has received sufficient direction from the Owner and assignee as to the proper allocation of Contract rights under the assignment.

Any portion of Contract Value which is pledged or assigned shall be treated as a Distribution and shall be included in gross income to the extent that the cash value exceeds the investment in the Contract for the taxable year in which assigned or pledged. In addition, any Contract Values assigned may, under certain conditions, be subject to a tax penalty equal to 10% of the amount which is included in gross income. Assignment of the entire Contract Value may cause the portion of the Contract Value which exceeds the total investment in the Contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.
Qualified Contracts are not eligible for assignment.

CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND THE FUNDS’ INVESTMENT ADVISORS OR DISTRIBUTORS

We have entered into or may enter into agreements pursuant to which the Funds’ advisor or distributor or an affiliate pays us a fee, which may differ, based upon an annual percentage of the average net asset amount we invest on behalf of the Variable Account and our other separate accounts for administration and other services. Equity
Services, Inc. (“ESI”) has also entered into agreements pursuant to which the Funds’ distributor pays ESI a fee, which may differ, based upon an annual percentage of average net asset amount we invest on behalf of the Variable
Account and our other separate accounts for distribution and other services. The amount of this compensation with respect to the Contract during 2008, which is based upon the indicated percentages of assets of each Fund attributable to the Contract, is shown below:

Portfolios of the	% of Assets	Revenues Received By National
		Life During 2008*
AIM Variable Insurance Funds Series	0.25%	$ 17,627.90
Alger American Fund	0.10%	16,401.65
American Century Variable Portfolios, Inc.	0.25%[1]	144,493.58
Dreyfus Variable Investment Fund and
Dreyfus Socially Responsible Growth Fund, Inc.	0.20%	8,524.16

1

Portfolios of the	% of Assets	Revenues Received By National
		Life During 2008*
DWS Variable Series II	0.40%[3]	34,234.42
Fidelity® Variable Insurance Products	0.10%[2]	110,225.53
Franklin Templeton Variable Insurance Products Trust	0.35%[3]	54,394.70
J.P. Morgan Series Trust II	0.20%	10,104.95
Neuberger Berman Advisers Management Trust	0.15%[4]	43,931.65
T. Rowe Price Equity Series, Inc.	0.25%[5]	40,241.25
Wells Fargo Variable Trust	0.25[3] %	25,952.93

*Note: Revenues received by National Life during 2008 includes revenues received in 2008 for services rendered in 2007.
[1]0.10% on the VP Inflation Protection Portfolio.
[2]0.05% with respect to the Index 500 Portfolio.
[3]Includes 0.25% payable under the Fund’s 12b-1 Plan.
[4]The Small Cap Growth Portfolio offers only an S-Series class, which has a 0.25% 12b-1 fee which is also paid to ESI.
[5]The 0.25% payment shown in the table is payable under the Fund’s 12b-1 plan. In addition, the Fund’s adviser will pay to National Life for administrative services an amount equal to 0.15% of the amount, if any, by which the shares held by National Life separate accounts exceed $25 million.

These arrangements may change from time to time, and may include more Funds in the future.

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Internal Revenue Code (Code) requires that the investments of each investment division of the separate account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of our Contracts, we believe that the Owner of a Contract should not be treated as the owner of the assets of the separate account. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Contract Owners from being treated as the owner of the underlying assets of the separate account asset.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s)
of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the
Contract will be distributed in the event of the death of an owner of the Contract. Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner’s death.
These requirements will be considered satisfied as to any portion of a owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and

2

modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise. Other rules may apply to Qualified Contracts.

DISTRIBUTION OF THE CONTRACTS

Equity Services, Inc. (“ESI”) is responsible for distributing the Contracts pursuant to a distribution agreement with
us. ESI serves as principal underwriter for the Contracts. ESI, a Vermont corporation and an affiliate of National
Life, is located at One National Life Drive, Montpelier, Vermont 05604.

We offer the Contracts to the public on a continuous basis through ESI. We anticipate continuing to offer the
Contracts, but reserve the right to discontinue the offering.

ESI offers the Policies through its registered representatives. ESI has also entered into selling agreements with other broker-dealers for sales of the Contracts through their registered representatives. Registered representatives must be licensed as insurance agents and appointed by us.

We pay commissions to ESI for sales of the Contracts. In addition, to promote sales of the Contracts and consistent with NASD Conduct Rules, National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash incentives to be paid by ESI to its registered representatives the amounts of which may be based in whole or in part on the sales of the Contracts, including (1) contributing to educational programs; (2) sponsoring sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; and/or (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs.

Commissions paid on the Contract, as well as other incentives or payments, are not charged directly to the Contract
Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract.

ESI received underwriting commissions in connection with the Contracts in the following amounts during the periods indicated:

		Aggregate Amount of Commissions Retained by ESI
	Aggregate Amount of	After Payments to its Registered Persons and Other
Fiscal Year	Commissions Paid to ESI*	Broker-Dealers
2006	$3,679,439	$264,864
2007	$3,123,818	$249,093
2008	$2,200,866	$0

* Includes sales compensation paid to registered persons of ESI. From time to time National Life, in conjunction with ESI, may conduct special sales programs.

SAFEKEEPING OF ACCOUNT ASSETS

National Life holds the title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the Company’s General Account assets and from the assets in any other separate account.

All of National Life’s outstanding stock is directly owned by NLV Financial Corporation (“NLV Financial”), the parent company of National Life, and indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. On January 1, 1999, National Life entered into a keep well agreement and a pledge and security agreement with NLV Financial. Under the agreements, NLV
Financial agreed to maintain National Life’s total adjusted capital at the authorized control level and to grant
National Life an unperfected pledge of all of its assets. As of September 30, 2008, National Life’s total adjusted capital of $974.8 million exceeded the authorized control level set forth in the keep well agreement. The keep well agreement may terminate by written agreement between National Life and NLV Financial, upon the demutualization of National Life Holding Company, or by operation of law; provided, however, the agreement shall not terminate by

3

operation of law upon the commencement of any insolvency or bankruptcy proceed under state or federal law. In addition, the keep well agreement provides that the agreement is not a direct or indirect guarantee by NLV Financial to any person of the payment or satisfaction of any debt or obligation of National Life or any of its subsidiaries to any such person.

Under the pledge and security agreement, NLV Financial pledges its assets to secure its obligations under the keep well agreement. If National Life receives a “Perfection Notice” from the Vermont Commissioner of Banking,
Insurance, Securities and Health Care Administration, National Life must perfect the pledge against NLV Financial.
The pledge and security agreement terminates upon the termination of the keep well agreement.

Records are maintained of all purchases and redemptions of Fund shares held by each of the Subaccounts.

STATE REGULATION

National Life is subject to regulation and supervision by the Insurance Department of the State of Vermont which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. A copy of the Contract form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Contracts are sold. National Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

RECORDS AND REPORTS

National Life will maintain all records and accounts relating to the Variable Account. As presently required by the
Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Contract Owners semi-
annually at the last address known to the Company.

LEGAL MATTERS

All matters relating to Vermont law pertaining to the Contracts, including the validity of the Contracts and National
Life’s authority to issue the Contracts, have been passed upon by Lisa F. Muller, Counsel of National Life.
Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the
Federal securities laws.

EXPERTS

The financial statements of National Life as of and for the years ended December 31, 2008 and 2007, and the financial statements of the Variable Account as of and for the years ended December 31, 2008 and 2007, which are included in this Statement of Additional Information and in the registration statement, have been audited by
PricewaterhouseCoopers LLP, independent registered public accounting firm, of 185 Asylum Street, Hartford, CT
06103-3404, as set forth in its report included herein, and are included herein in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional
Information. Statements contained in this Statement of Additional Information concerning the content of the
Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, D.C.
20549.

4

FINANCIAL STATEMENTS

The financial statements of National Life and the Variable Account appear on the following pages. The financial statements of National Life should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon National Life’s general financial strength and claims paying ability, and its ability to meet its obligations under the Contracts. In addition to Fixed Account and General Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contract.
To the extent that National Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from General Account assets. You should be aware that National Life’s principal investments are in fixed-income securities, including corporate bonds, mortgage-backed securities, and commercial real estate mortgages. National Life enters into equity derivative contracts (futures and options) to hedge exposures embedded in our equity indexed annuity products. All of National Life’s General Account investments are exposed to various investment risks. National Life’s financial statements include a further discussion of risks inherent within
General Account investments.

Further, you should only consider NLV Financial’s financial statement as bearing on the ability of NLV Financial to meet its obligations under the keep well and pledge and security agreements.

5

FINANCIAL STATEMENTS–STATUTORY-BASIS

National Life Insurance Company

For the Years Ended December 31, 2008 and 2007 with Report of Independent Auditors

National Life Insurance Company

Financial Statements and Supplemental Schedules Statutory-Basis

Years ended December 31, 2008 and 2007

Contents

Report of Independent Auditors	F-3

Statutory-Basis Financial Statements

Balance Sheets — Statutory-Basis	F-4
Statements of Operations — Statutory-Basis	F-6
Statements of Changes in Capital and Surplus — Statutory-Basis	F-7
Statements of Cash Flow — Statutory-Basis	F-8
Notes to Statutory-Basis Financial Statements	F-9

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of National Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, and capital and surplus of National Life Insurance Company (the “Company”) as of December 31,
2008 and 2007, and the related statutory statements of income, capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the
Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note A to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Vermont Department of
Banking, Insurance, Securities and Health Care Administration, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between such practices and accounting principles generally accepted in the United States of America are material and are disclosed in Note A.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the
Company as of December 31, 2008 and 2007, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital stock and surplus of the Company as of December 31,
2008 and 2007, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note A.

April 24, 2009

National Life Insurance Company

Balance Sheets — Statutory Basis

	December 31
	2008	2007
	(In Thousands)
Admitted assets
Cash and invested assets:
Bonds	$4,764,725	$4,813,638
Preferred stocks	45,092	46,354
Common stocks	413,062	360,170
Mortgage loans	810,734	853,081
Real estate	44,864	44,258
Contract loans	564,978	563,907
Cash and short-term investments	2,334	6,620
Other invested assets	257,641	216,863
Total cash and invested assets	6,903,430	6,904,891

Deferred and uncollected premiums	71,597	71,062
Accrued investment income	79,205	79,565
Federal income taxes recoverable	35,334	11,870
Net deferred tax asset	70,256	70,670
Receivables from affiliates	3,796	550
Note Receivable from Parent	25,000	–
Other admitted assets	168,255	162,034
Separate account assets	611,752	987,424

Total admitted assets	$7,968,625	$8,288,066

The accompanying notes are an integral part of these statements.

	December 31
	2008	2007
	(In Thousands)
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$5,372,672	$5,285,995
Accident and health reserves	543,385	536,771
Liability for deposit-type contracts	193,625	190,303
Unpaid policy and contract claims	33,404	32,511
Policyholders’ dividends	131,194	128,409
Other policy and contract liabilities	4,416	3,662
Total policy and contract liabilities	6,278,696	6,177,651

Employee and agent benefits	97,026	104,803
Minimum pension benefit obligation	50,341	32,430
Interest maintenance reserve	35,259	30,176
Asset valuation reserve	34,578	77,347
Federal income taxes payable	–	–
Payable for securities	–	425
Payable to subsidiary	11,516	1,593
Other liabilities	59,778	53,043
Separate account liabilities	609,236	983,815
Total liabilities	7,176,430	7,461,283
Commitments and contingencies
Capital and surplus:
Common stock, $1 par value:
Authorized – 2.5 million shares
Issued and outstanding 2.5 million shares	2,500	2,500
Additional paid-in surplus	107,123	107,123
Unassigned surplus	682,572	717,160
Total capital and surplus	792,195	826,783
Total liabilities and capital and surplus	$7,968,625	$8,288,066

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Statements of Operations — Statutory Basis

	Year ended December 31
	2008	2007	2006
		(In Thousands)
Premiums and other revenue:
Premiums and annuity considerations for life and accident
and health contracts	$539,157	$507,660	$559,229
Considerations for supplementary contracts with life
contingencies	1,204	1,037	3,370
Net investment income	402,144	426,858	443,748
Amortization of interest maintenance reserve	1,401	2,209	4,151
Other income	14,904	35,388	6,225
Total premiums and other revenue	958,810	973,152	1,016,723
Benefits paid or provided:
Death benefits	159,629	158,425	145,260
Annuity benefits	33,452	33,258	68,598
Surrender benefits and other fund withdrawals	331,027	344,045	291,326
Other benefits	57,868	63,421	39,246
Increase in policy reserves	89,717	30,246	57,227
Total benefits paid or provided	671,693	629,395	601,657
Insurance expenses:
Commissions	44,602	43,665	46,072
General and administrative expenses	113,294	122,187	124,192
Insurance taxes, licenses, and fees	14,039	11,444	12,350
Net transfers to separate accounts	(31,247)	(17,459)	32,430
Total insurance expenses	140,690	159,837	215,044
Gain from operations before dividends to policyholders,
income taxes, and net realized capital gains (losses)	146,427	183,290	200,022
Dividends to policyholders	128,399	126,066	121,254
Gain from operations before income taxes and net realized
capital gains (losses)	18,028	57,854	78,768
Federal income tax benefit	(10,409)	(4,622)	(2,051)
Gain from operations before net realized capital gains (losses)	28,437	62,476	80,819
Net realized capital gains (losses)	(33,348)	2,536	(1,109)
Net (loss) income	$ (4,911)	$ 65,012	$ 79,710

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Statements of Changes in Capital and Surplus — Statutory Basis

				Total
	Common	Paid-In	Unassigned	Capital and
	Stock	Surplus	Surplus	Surplus

Balances at January 1, 2006	$2,500	$107,123	$513,842	$623,465
Net income	–	–	79,710	79,710
Net change in difference between cost
and admitted asset investment
amounts, net of deferred tax effects	–	–	33,824	33,824
Change in asset valuation reserve	–	–	(5,406)	(5,406)
Change in minimum pension benefit
obligation, net of deferred tax effects	–	–	4,974	4,974
Change in non-admitted assets	–	–	(20,774)	(20,774)
Change in deferred tax asset	–	–	1,815	1,815
Dividends to stockholder	–	–	(10,000)	(10,000)
Other adjustments to surplus, net	–	–	381	381
Balances at December 31, 2006	2,500	107,123	598,366	707,989
Net income	–	–	65,012	65,012
Net change in difference between cost
and admitted asset investment
amounts, net of deferred tax effects	–	–	46,951	46,951
Change in asset valuation reserve	–	–	(4,887)	(4,887)
Change in minimum pension benefit
obligation, net of deferred tax effects	–	–	13,213	13,213
Change in non-admitted assets			26,727	26,727
Change in deferred tax asset	–	–	(13,707)	(13,707)
Dividends to stockholder	–	–	(10,000)	(10,000)
Change in reserve on account of change
in valuation basis, net of reinsurance	–	–	(4,712)	(4,712)
Other adjustments to surplus, net	–	–	197	197
Balances at December 31, 2007	2,500	107,123	717,160	826,783
Net loss	–	–	(4,911)	(4,911)
Net change in difference between cost
and admitted asset investment
amounts, net of deferred tax effects	–	–	(33,289)	(33,289)
Change in asset valuation reserve	–	–	42,769	42,769
Change in minimum pension benefit
obligation, net of deferred tax effects	–	–	(11,642)	(11,642)
Change in non-admitted assets			(24,445)	(24,445)
Change in deferred tax asset	–	–	1,495	1,495
Dividends to stockholder	–	–	–	–
Change in reserve on account of change
in valuation basis, net of reinsurance	–	–	(3,432)	(3,432)
Other adjustments to surplus, net	–	–	(1,132)	(1,133)
Balances at December 31, 2008	$2,500	$107,123	$ 682,572	$ 792,195
The accompanying notes are an integral part of these statements.

National Life Insurance Company

Statements of Cash Flow – Statutory Basis

	Year ended December 31
	2008	2007	2006
Operating activities:		(In Thousands)
Premiums, policy proceeds, and other considerations
received, net of reinsurance paid	$ 540,777	$ 511,065	$ 562,070
Net investment income received	395,312	432,580	448,405
Benefits paid	(584,553)	(603,556)	(535,512)
Net transfers to Separate Accounts	46,563	19,531	(5,835)
Insurance expenses paid	(166,998)	(197,707)	(183,824)
Dividends paid to policyholders	(125,615)	(123,818)	(119,161)
Federal income taxes (paid) recovered	(7,495)	(13,956)	9,292
Other income received, net of other expenses paid	21,584	41,790	(18,004)
Net cash provided by operations	119,575	65,929	157,431

Investment activities:
Proceeds from sales, maturities, or repayments of
investments:
Bonds	783,866	993,108	1,472,441
Stocks	7,318	115,788	17,969
Mortgage loans	69,205	129,666	189,451
Real estate	69	1,407	811
Other invested assets	24,689	34,723	25,466
Miscellaneous proceeds	–	1,937	34,837
Total proceeds from sales, maturities, or repayments
of investments	885,147	1,276,629	1,740,975
Cost of investments acquired:
Bonds	(754,165)	(1,133,699)	(1,552,072)
Stocks	(90,177)	(51,073)	(19,967)
Mortgage loans	(26,859)	(121,517)	(138,017)
Real estate	(2,560)	(1,771)	(2,043)
Other invested assets	(77,567)	(76,049)	(41,369)
Miscellaneous applications	(14,183)	(28,981)	(952)
Total cost of investments acquired	(965,511)	(1,413,090)	(1,754,420)
Net change in contract loans	(1,070)	374	6,366
Net cash used in investing activities	(81,434)	(136,087)	(7,079)

Financing and miscellaneous activities:
Other cash provided (applied):
Borrowings
Deposits on deposit-type contract funds and other
liabilities without life contingencies	(4,393)	(9,539)	(13,855)
Dividends to shareholder	–	(10,000)	(10,000)
Other cash applied	(38,034)	(33,435)	(1,472)
Net cash used in financing and miscellaneous
activities	(42,427)	(52,974)	(25,327)

Net (decrease) increase in cash and short-term
investments	(4,286)	(123,132)	125,025
Cash and short-term investments:
Beginning of year	6,620	129,752	4,727
End of year	$ 2,334	$ 6,620	$ 129,752

The accompanying notes are an integral part of these statements.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2008

A. Significant Accounting Policies Description of Business

National Life Insurance Company (the “Company”) is primarily engaged in the development and distribution of traditional and universal individual life insurance and annuity products. Through affiliates, it also provides distribution and investment advisory services to the Sentinel Group
Funds, Inc., a family of mutual funds. The Company’s insurance and annuity products are primarily marketed through a general agency system. On January 1, 1999, pursuant to a mutual holding company reorganization, the Company converted from a mutual to a stock life insurance company. This reorganization was approved by policyowners of National Life and was completed with the approval of the Vermont Commissioner of Insurance (the “Commissioner”).

Concurrent with the conversion to a stock life insurance company, National Life established and began operating the Closed Block. The Closed Block was established on January 1, 1999 pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998. Included in the block are traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flexible premium annuities, and other related liabilities. The Closed Block was established to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits. Such benefits include policyholder dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience.

All of the Company’s outstanding shares are currently held by its parent, NLV Financial Corp
(“NLVF”), which is the wholly-owned subsidiary of National Life Holding Company
(“NLHC”). NLHC and its subsidiaries (including the Company) are collectively known as the
National Life Group. The Company is licensed in all 50 states and the District of Columbia.
Approximately 21% of total collected premiums and deposits are from residents of the states of
New York and California.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with statutory accounting practices prescribed or permitted by the State of Vermont Department of
Banking, Insurance, Securities and Health Care Administration (the “Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the
United States of America (“GAAP”).

The Department recognizes only statutory accounting practices prescribed or permitted by the
State of Vermont for determining solvency under Vermont Insurance Law. The National
Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures
Manual – version effective January 1, 2001 (and as amended) (“NAIC SAP”), has been adopted as a component of prescribed or permitted practices by the Department. NAIC SAP consists of
Statements of Statutory Accounting Principles (“SSAPs”) and other authoritative guidance.
Although no such practices were in effect at the Company as of December 31, 2008, the
Commissioner has the right to permit specific practices that deviate from NAIC SAP.

There are significant differences between statutory accounting practices and GAAP. Under statutory accounting practices:

Investments: Investments in bonds are reported at amortized cost or market value based on their National Association of Insurance Commissioners (“NAIC”) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder’s equity for those designated as available-for-sale.

Investments in real estate are reported net of related obligations, if any, rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as required under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than income as would be required under GAAP.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Basis of Presentation (continued)

collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the “interest maintenance reserve” in the accompanying balance sheets. Realized gains and losses are reported in income, net of federal income tax and transfers to the interest maintenance reserve. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” provides a valuation allowance for invested assets. The asset valuation reserve is determined by an NAIC-prescribed formula with changes reflected directly in unassigned surplus; the asset valuation reserve is not recognized under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.
For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Subsidiary: The accounts and operations of the Company’s subsidiary are not consolidated with the operations of the Company as would be required under GAAP.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Basis of Presentation (continued)

Nonadmitted Assets: Certain assets designated as “nonadmitted,” principally certain fixed asset balances, a portion of the Company’s deferred tax asset balance, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and
Procedures manual are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.
Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Employee Benefits: For purposes of calculating the Company’s pension and postretirement benefit obligation, only vested participants and current retirees are included in the valuation.
Under GAAP, active participants not currently eligible would also be included in the liability estimate.

Deferred Income Taxes: Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Basis of Presentation (continued)

sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. Under GAAP, states taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow: Cash and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under
GAAP, the corresponding caption of cash includes cash balances and investments with initial maturities of three months or less.

A reconciliation of net income and capital and surplus of the Company as determined in accordance with statutory accounting practices to amounts determined in accordance with GAAP is as follows:

	Net Income (Loss)			Capital and Surplus
	Year ended December 31			December 31
	2008	2007	2006	2008	2007
			(In Thousands)

Statutory-basis amounts	$ (4,911)	$ 65,012	$ 79,710	$ 792,195	$ 826,783
Add (deduct) adjustments:
Investments	28,194	49,898	52,815	(242,072)	286,516
Policy acquisition costs	(16,356)	(2,089)	7,074	455,494	471,850
Nonadmitted assets	–	–	–	132,218	107,777
Policyholder reserves	29,924	17,439	15,085	(142,256)	(178,834)
Policyholder dividends	9,224	3,885	(9,646)	62,893	56,892
Sales practices litigation
provision	–	–	–	–	–
Asset valuation reserve	–	–	–	34,578	77,347
Interest maintenance
reserve	5,084	(9,067)	(21,778)	35,259	30,176
Income taxes	(8,962)	(21,984)	(20,263)	(116,193)	(88,206)
Other comprehensive
income, net	–	–	–	212,970	(64,450)

	–
Other, net	1,837	2,499	3,187	(78,327)	(29,062)
GAAP-basis amounts	$ 44,034	$105,593	$106,184	$ 1,146,759	$ 1,496,789

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Basis of Presentation (continued)

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, and short-term investments are reported at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are principally stated at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Investments in preferred stock are reported at cost.

Common stocks of non-affiliates are reported at market value as determined by the Securities
Valuation Office of the NAIC and the related unrealized capital gains/(losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Cash includes cash equivalents. Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Short-term investments include investments with maturities of one year or less at the time of acquisition (except for cash equivalents classified as cash) and are principally stated at amortized cost.

The affiliated common stock is carried at the down-stream insurance subsidiary’s statutory capital and surplus less surplus notes issued to NLVF plus admissible statutory goodwill.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Investments (continued)

Mortgage loans are reported at unpaid principal balances, less allowance for impairments, if any.
A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is considered other than temporary. At that time, the mortgage loan is written down and a realized loss is recognized.

Contract loans are reported at unpaid principal balances.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations, if any. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations, if any. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

The Company’s futures and options contracts qualify for hedge accounting and are included in other invested assets and are carried at quoted market values with changes in fair value and gains and losses upon expiration included in net investment income, in accordance with SSAP 86.

The Company has minor ownership interests in several joint ventures. The Company generally carries these interests based on the underlying audited GAAP equity of the investee.

Realized capital gains and losses are determined using the specific identification basis. Changes in admitted asset carrying amounts of investments are credited or charged directly to unassigned surplus.

The Company periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. The Company uses a lending agent and collateral investment manager to administer its securities lending program. For all loans, the agent collects from the borrower cash collateral of at least 102% of the market value of the securities loaned. The agent marks securities to market daily to ensure that collateral of at least
102% of the market value of the loaned securities is maintained at all times. Cash collected as collateral from borrowers is invested by the agent into a diversified portfolio of assets in accordance with the investment guidelines set up by both parties, reviewed by the Company regularly, and conform in all material respects to the Company’s overall investment management philosophy. The carrying value of securities loaned are unaffected by the transaction.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Fair Value Definition and Hierarchy

The Statutory Accounting Principles Working Group (“SAPWG”) had not concluded on fair value disclosure requirements prior to the effective date of GAAP pronouncement SFAS 157. As such, effective January 1, 2008, The Company applied the provisions of SFAS 157 prospectively to financial assets and financial liabilities that are required to be measured at fair value under existing Statutory Accounting Principles (“SAP”). SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date.

SFAS 157 requires consideration of three broad valuation techniques (i) the market approach, (ii)
the income approach, and (iii) the cost approach. SFAS 157 requires that entities determine the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. SFAS 157 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company has categorized its assets and liabilities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company categorizes financial assets and liabilities recorded at fair value on the December 31, 2008 balance sheet as follows:

• Level 1 – Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date. The types of assets and liabilities utilizing Level 1 inputs include common stocks listed in active markets and listed derivatives. Separate accounts classified within this level principally include mutual funds classified.

• Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data (market-corroborated inputs). The types of assets and liabilities utilizing
Level 2 inputs represent options. Separate account assets classified within this level are generally similar to those classified within this level for the general accounts.

• Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. The Company held no assets in Level 3 for
SAP at December 31, 2008.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Valuation Techniques

Bonds-Nonrecurring – Bonds that are rated an NAIC 6 or that have been impaired are carried at fair value.

Common stock - Fair values of common stocks are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Common stocks are categorized into Level 1 of the fair value hierarchy.

Short term investments – consists of money market funds with observable market pricing and are categorized into Level 1.

Derivative assets and liabilities - held by the Company include option contracts. Fair value of these over the counter (“OTC”) derivative products is calculated using models such as the Black-Scholes option-pricing model, which uses pricing inputs observed from actively quoted markets and is widely accepted by the financial services industry. A substantial majority of the Company’s OTC derivative products use pricing models and are categorized as Level 2 of the fair value hierarchy.

Separate account assets - are categorized into Level 1 where the balances represent mutual funds with observable market pricing and into Level 2 where the balances represent common stocks and bonds carried at estimated fair value.

Presented here is the fair value of all assets and liabilities subject to fair value determination as well as the expanded fair value disclosures required by SFAS 157.

Fair Value Hierarchy Table

December 31, 2008 (in Thousands)

Assets		Level 1	Level 2	Level 3	Total
	Bonds-Nonrecurring	5,008	-	-	5,008
	Common stock	22,941	-	-	22,941
	Total debt and equity securities	27,949	-	--	27,949
	Short term investments	13,654		-	13,654
	Derivative assets	-	3,283	-	3,283
	Total cash and investments	13,654	3,283		16,937
	Separate account assets	559,518	52,234	-	611,752
	Total assets	601,121	55,517	-	656,638

Liabilities		Level 1	Level 2	Level 3	Total
	Derivative liabilities	-	1,600	-	1,600
	Total liabilities	-	1,600	-	1,600

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Asset Valuation Reserve and Interest Maintenance Reserve

The Asset Valuation Reserve (“AVR”) is designed to stabilize unassigned surplus from default losses on bonds, preferred stocks, mortgages, real estate and other invested assets and from fluctuations in the value of common stocks. The AVR is calculated as prescribed by the NAIC.

The IMR defers interest rate related after-tax capital gains and losses on fixed income investments and amortizes them into income over the remaining lives of the securities sold. IMR amortization is included in net investment income. The Company uses the seriatim method for the amortization of IMR.

Note Receivable

The Company follows the guidance prescribed by the Vermont Department of Insurance on transactions that require approval from the domiciliary commissioner. In accordance with Vermont Statute § 3685 (“Vermont 3685”), a life insurer is not required to have the approval of the commissioner for a loan to an affiliate that is less than 3 percent of the insurer’s admitted assets. SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, states that loans or advances (including debt, public or private) made by a reporting entity to its parent or principal owner shall be admitted if approval for the transaction has been obtained from the domiciliary commissioner and the loan or advance is determined to be collectible based on the parents or principal owner’s independent payment ability. There is no threshold prescribed by the NAIC. Since the note receivable is admitted under Vermont 3685, we did not seek explicit transaction approval from the Insurance Commissioner of the State of Vermont. The following table reconciles statutory surplus as filed with the note receivable accounted for under Vermont Statutes and statutory surplus that would be reported under NAIC guidance:

	2008	2007
Surplus, as reported	792,195	826,783
Nonadmitted Note Receivable
under SSAP No. 25	(25,000)	--
NAIC SAP Surplus	767,195	826,783

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Nonadmitted Assets

In accordance with regulatory requirements, certain assets, including certain deferred tax assets, prepaid expenses, furniture and equipment, and internally developed software, are excluded from the balance sheet. The net change in these assets is included in the change in nonadmitted assets in the Statements of Changes in Capital and Surplus.

Goodwill

Goodwill, subject to admissibility test, is amortized over 10 years using the straight-line method and is periodically evaluated for recoverability.

Property and Equipment

Property and equipment is reported at depreciated cost. Real property owned by the Company is primarily depreciated over 40 years straight-line method with a half year convention. Furniture and equipment is depreciated using the straight-line method over seven years and five years, respectively. EDP equipment and software is depreciated for a period not exceeding five years.

Corporate Owned Life Insurance

The Company holds life insurance contracts on certain members of management and other key individuals. The total cash surrender value of these Corporate Owned Life Insurance (“COLI”)
contracts was $157.5 million and $154.5 million at December 31, 2008 and 2007, respectively, and is included in other assets. COLI income includes the net change in cash surrender value and any benefits received. COLI income was $3.2 million, $5.4 million, and $6.2 million in 2008,
2007, and 2006, respectively, and is included in other income.

Recognition of Insurance Income and Related Expenses

Annual premiums and related reserve increases on traditional life insurance policies are recorded at each policy anniversary. Premiums and related reserve increases on annuity contracts and universal life policies are recorded when premiums are collected. Premiums from disability income policies are recognized as revenue over the period to which the premiums relate.
Commissions and other policy and contract costs are expensed as incurred. First-year policy and contract costs and required additions to policy and contract reserves generally exceed first-year premiums.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Benefit Reserves

Policy reserves for life, annuity and disability income contracts are developed using accepted actuarial methods. Actuarial factors used in determining life insurance reserves are based primarily upon the 1958, 1980, and 2001 Commissioners' Standard Ordinary (“CSO”) mortality tables. Methods used to calculate life reserves consist primarily of net level premium,
Commissioners' Reserve Valuation Method, and modified preliminary term, with valuation interest rates ranging from 2.0% to 6.0%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Extra premiums are charged for substandard lives in addition to the gross premium for a true age.
Reserves are determined by computing mean reserves using standard mortality, then calculating a substandard extra reserve. Where the extra premium is a flat extra, the extra reserve is equal to one-half the flat extra premium charge for the year. For policies with a percentage extra rating, the extra reserve is defined as the difference between mean reserves calculated using standard valuation mortality and mean reserves calculated using valuation mortality adjusted by the percentage rating. No substandard extra reserves are held after 20 years.

Reserves for individual annuities are determined principally using the Commissioners' Annuity
Reserve Valuation Method, based on A-1949, 1983, and 2000 annuity tables with valuation interest rates from 2.0% to 9.0%. Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated by using statistical claim development models.
Active life disability income reserves are determined primarily using the Commissioners'
Disability 1964 table with the 1958 CSO mortality table and Commissioners' Individual

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Benefit Reserves (continued)

Disability Table A morbidity tables with the 1980 CSO mortality tables. Valuation interest rates for active life reserves range from 3.0% to 6.0%. Disability income disabled life reserves are based on expected experience at 4.5% interest and exceed statutory minimum reserves. The
Company anticipates investment income as a factor in the premium deficiency calculation.
Tabular components of reserves are calculated in accordance with NAIC instructions and, as appropriate, have been compared to related contract rates for reasonableness.

As of December 31, 2008 and 2007, the Company had $3.1 billion and $3.3 billion, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Vermont. At December 31, 2008 and 2007, reserves on the above in force insurance totaled $73.1 million and $69.1 million, respectively, and are included in policy reserves.

Policy and Contract Claims

Unpaid claims on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31. The Company discounts its claim reserves for long-term disability using disability tables and discount rates approved by the
Department. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Guaranty Fund and Other Assessments

A liability for guaranty fund and other assessments is accrued after an insolvency has occurred.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Dividends to Policyholders

The Company issued all of its traditional life insurance and certain annuity policies on a participating basis. The Company's universal life policies, most annuities, and disability income policies are issued on a non-participating basis. Term life insurance, while on a participating basis, currently receives no dividend. Liabilities for policyholders’ dividends primarily represent amounts estimated to be paid or credited in the subsequent year. The amount of policyholder dividends to be distributed is based upon a scale which seeks to reflect the relative contribution of each group of policies to the Company’s overall operating results. The dividend scale is approved annually by the Company’s Board of Directors.

Separate Accounts

Separate account assets represent segregated funds held for the benefit of certain variable annuity, variable life, pension policyholders, and the Company's pension plans. Separate account liabilities represent the policyholders’ share of separate account assets. The Company also participates in certain separate accounts. Policy values funded by separate accounts reflect the actual investment performance of the respective accounts and are generally not guaranteed.
Investments held in the separate accounts are primarily common stocks, bonds, mortgage loans, and real estate and are carried at fair value.

The Company had approximately $2.6 million and $1 million of reserves for minimum death benefit guarantees on variable annuities at December 31, 2008 and 2007, respectively. These benefits include a provision that allows withdrawals by policyholders to adjust the death benefit guarantee on a "dollar for dollar" basis, which increases the risk profile of this benefit. Partial withdrawals from policies issued after November 1, 2003 will use the pro-rata method subject to state approval. Policyholder partial withdrawals to date have not been significant. The Company assumes no partial withdrawals in its calculation of minimum death benefit guarantee reserves, but does include partial withdrawals in asset adequacy testing.

Federal Income Taxes

The Company files its federal income tax returns as a member of a consolidated federal income tax return of its upstream parent NLHC and other affiliated subsidiaries. Under a written tax sharing agreement approved by the Board of Directors, taxes are allocated among members of the group based upon separate return calculations with current credit for net losses.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Federal Income Taxes (continued)

Deferred income tax assets and liabilities are recognized based upon temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Deferred income tax assets are subject to admissibility criterion based upon the expected reversal of temporary timing differences, the Company’s level of capital and surplus, and any deferred income tax liabilities. Unrealized gains and losses are presented net of related changes in deferred taxes. The net change in other deferred taxes is recorded in adjustments to unassigned surplus.

Adoption of New Accounting Standards

In December 2007, the NAIC issued SSAP No. 97, “Investments in Subsidiary, Controlled and
Affiliated Entities (“SCAs”), A Replacement of SSAP No. 88.” SSAP No. 97 made clarifications and provided additional guidance to SSAP No. 88. The most significant clarification was related to the requirement that SCAs, including downstream noninsurance holding companies, receive an unqualified U.S. GAAP opinion or receive an unqualified opinion on financial statements prepared in accordance with a foreign GAAP that includes an audited footnote reconciliation of the foreign GAAP to U.S. GAAP to be admitted assets. A limited exception to this audit requirement was provided to downstream noninsurance holding companies, which would allow the downstream noninsurance holding company not to be audited when certain requirements are met. Provided that the entities owned by an unaudited downstream noninsurance holding company receive U.S. GAAP audits, they are permitted to be an admitted asset. Assets of an unaudited downstream holding company would be nonadmitted. This statement is effective for fiscal year 2007. The adoption of this statement did not result in an impact on the Company.

Future Adoption of New Accounting Standards

In September 2008, the NAIC issued SSAP No. 99, “Accounting for Certain Securities
Subsequent to an Other-Than-Temporary Impairment” with an effective date of January 1, 2009.
This statement clarifies the treatment for securities that have undergone an other-than-temporary impairment (“OTTI”). The guidance states that the fair value of the security on the measurement date of the OTTI impairment will become the new cost or carrying value basis of the security and the new basis shall not be adjusted for subsequent recoveries in fair value. Immediate amortization of premium for an OTTI impairment loss for a debt security with a recorded premium shall not be included in investment income but will be accounted for as a realized loss.
Companies that carry an AVR will use the AVR for credit related OTTI and IMR for interest related OTTI.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Future Adoption of New Accounting Standards (continued)

In November 2008, the NAIC issued SSAP No. 98, “Treatment of Cash Flows When Quantifying
Changes in Valuation and Impairments, an Amendment of SSAP No. 43 – Loan-backed and
Structured Securities” with an effective date of January 1, 2009. This statement provides clarification on the treatment of a security if it is determined to be other than temporarily impaired. The guidance clarifies that for an interest related decline in value, it shall only be considered an other-than-temporary impairment (“OTTI”) when a reporting entity has the intent to sell the investment, at the reporting date, before recovery. Reporting entities maintaining an
AVR/IMR shall record credit related OTTI through AVR; interest related OTTI shall be recorded through IMR.

In December 2008, the NAIC substantially revised SSAP No. 91, “Accounting for Transfers and
Servicing of Financial Assets and Extinguishments of Liabilities”, with an effective date of
January 1, 2009. This statement originally establishes statutory accounting principles for transfers and servicing of financial assets and includes substantive revisions outlined in Issue Paper No.
134, Servicing Assets/ Liabilities, An Amendment of SSAP No. 91 (“IP 134”). IP 134 requires that servicing assets and servicing liabilities initially be recognized and measured at fair value. It also requires that they be subsequently measured at fair value with fluctuations reported as unrealized gains and losses. Declines in fair value which are determined to be other than temporary shall be recorded as realized losses. IP 134 amends and expands disclosure requirements to include a description of the valuation techniques or other models used to estimate the fair value, changes in fair value resulting from changes in the valuation inputs or assumptions and other changes in fair value.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of admitted assets, liabilities, income, and expenses, and related disclosures in the notes to financial statements. Actual results could differ from estimates.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

A. Significant Accounting Policies (continued)

Reclassifications

Certain 2007 amounts have been reclassified to conform to the 2008 presentation.

B. Business Combinations and Goodwill

On July 2, 1999, National Financial Services (“NFS”), a wholly-owned subsidiary of the
Company, acquired the outstanding one-third interest in LSW National Holdings, Inc.
(“LSWNH”), the parent of Dallas, Texas based Life Insurance Company of the Southwest
(“LSW”). NFS had previously purchased a two-thirds interest in LSWNH in February 1996.
LSW is licensed in 49 states and specializes in the sale of individual annuities and universal life insurance. The transactions were accounted for as statutory purchases. Initial statutory basis goodwill was $73.1 million. In late 2005, the Company dissolved NFS and directly held 100% of the outstanding stock of LSWNH.

In 2007, LSWNH was merged with and into LSW. The Company now holds 100% of the outstanding stock of LSW. (See Note H) Goodwill amortization relating to LSWNH was $0.6 million in 2007.

There was no admitted or nonadmitted goodwill at December 31, 2008 and 2007.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments

The amortized cost and the fair or comparable value of investments in bonds and preferred stocks are summarized as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
		(In Thousands)
At December 31, 2008
Bonds:
U.S. government obligations	$ 7,844	$ 1,161	$ –	$ 9,005
Government agencies, authorities
and subdivisions	20,989	988	–	21,977
Corporate:
Communications	348,582	9,736	38,937	319,381
Consumer & retail	390,318	7,393	33,151	364,560
Financial institutions	505,459	7,433	90,776	422,116
Industrial and chemicals	462,936	3,163	76,056	390,043
Other corporate	49,647	6,737	–	56,384
REITS	75,138	–	27,971	47,167
Transportation	91,930	2,890	6,447	88,373
Utilities	565,098	5,326	56,717	513,707
Total corporate	2,489,108	42,678	330,055	2,201,731

Private placements	466,151	5,651	38,346	433,456
Mortgage-backed securities	1,780,633	29,927	61,451	1,749,109
Total bonds	4,764,725	80,405	429,852	4,415,278

Preferred stocks	45,092	–	15,740	29,352
	$ 4,809,817	$ 80,405	$ 445,592	$ 4,444,630

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
		(In Thousands)
At December 31, 2007
Bonds:
U.S. government obligations	$ 8,895	$ 381	$ –	$ 9,276
Government agencies, authorities
and subdivisions	32,700	3,175	–	35,875
Corporate:
Communications	350,783	17,242	3,877	364,148
Consumer & retail	414,681	10,158	7,141	417,698
Financial institutions	541,590	16,142	19,665	538,067
Industrial and chemicals	270,513	8,325	4,994	273,844
Other corporate	56,279	8,990	68	65,201
REITS	70,155	646	2,354	68,447
Transportation	60,173	3,584	391	63,366
Utilities	670,558	25,334	7,444	688,448
Total corporate	2,434,732	90,421	45,934	2,479,219

Private placements	455,834	17,751	3,052	470,533
Mortgage-backed securities	1,881,477	23,316	15,349	1,889,444
Total bonds	4,813,638	135,044	64,335	4,884,347

Preferred stocks	46,354	1,563	1,949	45,968
	$ 4,859,992	$ 136,607	$ 66,284	$ 4,930,315

A summary of the amortized cost and fair value of the Company’s investments in bonds at December 31, 2008, by contractual maturity, is as follows:

	Amortized	Fair
	Cost	Value
	(In Thousands)
Years to maturity:
One or less	$ 106,484	$ 103,974
After one through five	690,141	657,245
After five through ten	1,235,374	1,072,701
After ten	952,093	832,249
Mortgage-backed securities	1,780,633	1,749,109
Total	$4,764,725	$ 4,415,278

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

The gross unrealized gains and losses on, and the cost and fair value of, the Company’s investments in common stocks are summarized as follows:

		Gross Unrealized	Gross Unrealized
	Cost	Gains	Losses	Fair Value
(In Thousands)
At December 31, 2008:
Unaffiliated common stocks	$ 28,141	$ 602	$ 5,802	$ 22,941
Affiliated common stock	317,764	72,357	–	390,121
Total common stocks	$ 345,905	$ 72,959	$ 5,802	$ 413,062

At December 31, 2007:
Unaffiliated common stocks	$ 23,168	$ 2,682	$ 307	$ 25,543
Affiliated common stock	248,083	86,544	–	334,627
Total common stocks	$ 271,251	$ 89,226	$ 307	$ 360,170

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

The following table shows the Company’s investment gross unrealized losses and fair value
(after the effect of other-than-temporary impairments), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at
December 31, 2008 and 2007:

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
At December 31, 2008			(In Thousands)
Bonds:
Corporate:
Communications	$ 154,997	$ 20,090	$ 39,626	$ 18,847	$ 194,623	$ 38,937
Consumer & retail	152,496	12,230	53,187	20,921	205,683	33,151
Financial institutions	162,199	31,777	178,304	58,999	340,503	90,776
Industrial and chemicals	227,810	41,407	97,609	34,649	325,419	76,056
REITS	14,244	7,235	32,923	20,736	47,167	27,971
Transportation	36,214	3,131	3,553	3,316	39,766	6,447
Utilities	252,263	30,363	131,167	26,354	383,430	56,717
Total corporate	1,000,223	146,233	536,369	183,822	1,536,592	330,055

Private placements	308,540	33,403	23,388	4,943	331,928	38,346
Mortgage-backed securities	345,925	39,876	5,367	21,575	351,292	61,451
Total bonds	1,654,688	219,512	565,124	210,340	2,219,812	429,852

Common stocks	128,645	1,979	41,058	1,073	169,703	3,052
Preferred stocks	25,359	14,753	3,993	987	29,352	15,740
	$1,808,692	$236,244	$ 610,175	$ 212,400	$2,418,867	$ 448,644

	National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
At December 31, 2007			(In Thousands)
Bonds:
Corporate:
Communications	85,631	3,204	24,741	673	110,372	3,877
Consumer & retail	129,638	4,279	55,087	2,862	184,725	7,141
Financial institutions	165,569	9,994	117,006	9,671	282,575	19,665
Industrial and chemicals	107,266	3,637	23,651	1,357	130,917	4,994
Other corporate	3,430	68	–	–	3,430	68
REITS	39,817	1,363	13,978	991	53,795	2,354
Transportation	6,861	126	7,587	265	14,448	391
Utilities	116,185	3,433	100,284	4,011	216,469	7,444
Total corporate	654,397	26,104	342,334	19,830	996,731	45,934

Private placements	5,581	305	10	2	5,591	307
Mortgage-backed securities	360,012	6,254	321,895	9,095	681,907	15,349
Total bonds	1,019,990	32,663	664,239	28,927	1,684,229	61,590

Common stocks	128	21	12,186	5,781	12,314	5,802
Preferred stocks	7,956	1,949	–	–	7,956	1,949
	$1,028,074	$ 34,633	$ 676,425	$ 34,708	$1,704,499	$ 69,341

Of the $219.5 million total unrealized losses on debt securities in the less than 12 months category, $146.2 million was in the corporate bond portfolio.

The $146.2 million unrealized losses on the corporate bond portfolio in the less than 12 months category are concentrated in the financial institutions, communications, industrial and chemicals, and utilities sectors. The investment grade corporate index spread widened by approximately
322 basis points from approximately 182 basis points at the beginning of the year to 504 basis points at year end. This spread widening was primarily a function of the global economic slowdown, the corresponding increase in the corporate bond default rate and the perceived credit risk associated with these defaults.

Of the $210.3 million total unrealized losses in the more than 12 months category, $21.6 million of unrealized losses was in the mortgage backed securities portfolio. The decline in market value of these securities pertained primarily to increased credit spreads over treasury yields associated with the U.S. housing crisis which was partially offset by lower treasury yields as investors fled to treasuries over the last four months of 2008, driving yields down. The $21.6 million of unrealized losses on mortgage backed securities represents 6.14 % of the aggregate fair value of the $351.3 million in mortgage backed securities with unrealized losses at
December 31, 2008.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued)

The $183.8 million unrealized losses on the corporate bond portfolio in the more than 12 months category are concentrated in the financial institutions, utility, industrial and chemicals, consumer and retail sectors, and REITS. As noted in earlier comments about the less than 12 month category, the main reason for the unrealized losses in this group was the pervasive market spread widening caused by the global economic slowdown and the corresponding increase in the corporate bond default rate.

Based on the facts and circumstances surrounding the individual securities and the Company’s ability and intent to hold the individual securities to maturity or recovery, the Company believes that the unrealized losses on these bonds at December 31, 2008 are temporary.

In 2008, the Company recorded $22.2 million of impairments on bonds, $11.9 million of impairments on preferred stocks, and $0.3 million of impairments on common stock. In 2007, the Company recorded $1.0 million of impairments on bonds and no impairments on preferred or common stock.

Mortgage Loans and Real Estate

The distributions of mortgage loans and real estate at December 31 were as follows:

	2008	2007
Geographic Region
New England	1.6%	1.6%
Middle Atlantic	2.5	4.0
East North Central	16.6	15.9
West North Central	9.5	9.7
South Atlantic	27.0	27.0
East South Central	2.1	2.1
West South Central	12.7	12.7
Mountain	9.7	9.0
Pacific	18.3	18.0

	100.0%	100.0%

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued) Mortgage Loans and Real Estate (continued)

	2008	2007
Property Type
Apartment	18.5%	18.8%
Retail	12.2	11.2
Office Building	39.0	38.1
Industrial	26.1	27.0
Hotel/Motel	0.6	1.0
Other Commercial	3.6	3.9

	100.0%	100.0%

The distribution of the book value of mortgages, classified by scheduled year of contractual maturity as of December 31, 2008 and 2007, is shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

	2008	2007

1 year or less	4.8%	2.6%
Over 1 through 3 years	6.0	8.6
Over 3 through 5 years	21.0	12.2
Over 5 through 10 years	48.2	55.2
Over 10 through 15 years	9.7	10.5
Over 15 through 20 years	8.2	8.8
Over 20 years	2.1	2.1

Total	100.0%	100.0%

The estimated fair value of mortgages at December 31, 2008 and 2007 was $771.5 million and
$895.0 million, respectively. The fair value of mortgages was estimated as the average of the present value of future cash flows under different scenarios of future mortgage interest rates
(including appropriate provisions for default losses) and related changes in borrower prepayments.

The maximum and minimum lending rates for mortgage loans during 2008 were 6.61% and
6.17%, and 6.70% and 6.00% during 2007. During 2008 and 2007, the Company did not reduce the interest rate on any outstanding mortgage loans.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued) Mortgage Loans and Real Estate (continued) Mortgage loans and related valuation allowances at December 31 were as follows:

	2008	2007
(In Thousands)
Unimpaired loans	$ 810,734	$ 853,081
Impaired loans without valuation allowances	–	–
Subtotal	810,734	853,081
Impaired loans with valuation allowances	–	–
Related valuation allowances	–	–
Subtotal	–	–

Total	$ 810,734	$ 853,081

Impaired loans are mortgage loans where it is not probable that all amounts due under the contractual terms of the loan will be received. Impaired loans without valuation allowances are mortgage loans where the estimated fair value of the collateral exceeds the recorded investment in the loan. For these impaired loans, interest income is recognized on an accrual basis, subject to recoverability from the estimated fair value of the loan collateral. For impaired loans with valuation allowances, interest income is recognized on a cash basis. For the years ended
December 31, 2008 and 2007, the Company did not have any impaired loans with or without related valuation allowances.

The Company had no investments in loans restructured with below market rates of interest at the refinancing date at December 31, 2008 and 2007.

The Company accrues interest income on impaired loans to the extent it is deemed collectible
(delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued) Net Investment Income Major categories of the Company’s net investment income are summarized as follows:

	Year ended December 31
	2008	2007	2006
		(In Thousands)
Income
Bonds	$308,313	$307,296	$299,189
Preferred stocks	3,672	6,063	7,910
Common stocks, unaffiliated	239	1,580	1,371
Common stocks, affiliated	–	–	17,718
Mortgage loans	60,554	61,915	72,399
Real estate*	8,920	8,369	8,283
Contract loans	33,183	33,182	32,594
Short-term investments and cash	755	2,815	2,601
Other invested assets	4,489	15,974	9,775
Options/futures	(5,356)	(368)	–
Other	543	2,606	3,068
Total investment income	415,312	439,432	454,908
Expenses
Depreciation	1,955	1,923	1,887
Other	11,213	10,651	9,273
Total investment expenses	13,168	12,574	11,160
Net investment income	$402,144	$426,858	$443,748

* Includes amounts for the occupancy of company-owned property of $5,681,000, $5,182,000, and $5,120,000 in
2008, 2007, and 2006, respectively.

There was no nonadmitted accrued investment income at December 31, 2008, 2007 and 2006.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued) Net Realized Gains and Losses Realized capital gains and losses are reported net of federal income taxes and amounts transferred to the IMR as follows:

	2008	2007	2006
		(In Thousands)
Bonds and other debt securities
Gross gains	$ 12,883	$ 3,368	$ 12,077
Gross losses	(31,281)	(13,756)	(33,521)
Preferred stocks, unaffiliated
Gross gains	–	1,959	4
Gross losses	(7,518)	(591)	(428)
Common stocks, unaffiliated
Gross gains	145	7,865	936
Gross losses	(1,169)	(126)	(18)
Common stocks, affiliated
Gross losses	–	–	–
Other
Gross gains	70	850	7,344
Gross losses	(5,552)	(543)	(2,007)
Net realized capital losses	(32,422)	(974)	(15,613)
Amount transferred to IMR	(10,404)	9,465	26,516
	(42,826)	8,491	10,903
Less federal income taxes on realized capital
gains (losses) before effect of transfer to IMR	9,478	(5,955)	(12,012)
Net realized capital losses	$ (33,348)	$ 2,536	$ (1,109)

The Company had a 60% partnership interest in Lake Carlton Arms (“LCA”), a 1,812-unit apartment complex in Florida. The Company sold its interest in LCA in late 2006, which resulted in a gain of $7.3 million and is included in other gross gains on the schedule of realized capital gains and losses previously presented.

Loaned Securities

Cash collateral collected from borrowers on our securities loaned totaled $68.2 million and
$126.1 million at December 31, 2008 and 2007, respectively. This represents gross collateralization of 102% of market value of securities on loan for the years ended December 31,
2008 and 2007. The amount of collateral received was $68.2 million and $126.1 million and the fair value of the securities loaned was $66.9 million and $124.0 million for the years ended
December 31, 2008 and 2007, respectively. The Company’s earnings with respect to its modified securities lending program were $0.4 million less expenses of $0.1 million in 2008 and
$0.7 million less expenses of $0.2 million in 2007.

These investments are reviewed at least quarterly to determine if market declines are other than

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

C. Investments (continued) Loaned Securities (continued)

temporary in accordance with Statutory Accounting Principles. If the decline is deemed to be other-than-temporary (“OTTI”) in nature, the Company recognizes a realized loss, adjusting the cost basis to the market value of the security at the time of the impairment. The Company recognized OTTI of approximately $5.1 million as of December 31, 2008. There was no OTTI recognized in 2007.

Loan-Backed Securities

Prepayment assumptions used in the calculation of the effective yield and valuation of loan-
backed bonds and structured securities are based on available industry sources and information provided by lenders. The retrospective adjustment methodology is used for the valuation of securities held by the Company. The Company has elected to use book value as of January 1,
1994 as the cost for securities purchased prior to January 1, 1994 in lieu of historical cash flows.

Joint Ventures, Partnerships and Limited Liability Companies

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

The Company recorded $0.4 million and $0.2 million of impairments on non-public joint ventures in 2008 and 2007, respectively. These joint ventures have underlying characteristics of common stock. Fair values utilized in determining impairments were determined by the Company based on the joint venture’s operating results.

Repurchase Agreements

The Company also periodically enters into repurchase agreements on U.S. Treasury securities to enhance the yield of its bond portfolio. These transactions are accounted for as financings as the securities received at the end of the repurchase period are identical to the securities transferred.
Any repurchase liability is included in other liabilities. There were no open transactions at
December 31, 2008 or 2007.

D. Nonadmitted Assets

The Company’s nonadmitted assets at December 31 are as follows:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

D. Nonadmitted Assets (continued)

	2008	2007
	(In Thousands)
Net deferred tax asset	$ 87,986	$ 69,523
Furniture and equipment	3,053	2,235
Software applications	12,903	10,404
Prepaid pension asset	18,651	17,677
Prepaid expenses	3,946	4,112
Other	5,684	3,826
Total nonadmitted assets	$ 132,223	$ 107,777

E. Investment Products

The Company issues several different investment products, including flexible premium annuities, single premium deferred annuities and supplementary contracts not involving life contingencies.
The book value of liabilities for these investment products was $728.5 million and $698.5 million at December 31, 2008 and 2007, respectively. The fair value of liabilities for these investment products was $704.8 million and $729.0 million at December 31, 2008 and 2007, respectively.
The fair value of these liabilities was estimated as the average of the present value of future cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

F. Reinsurance

For individual life products sold beginning in August 2004, the company increased the amount it retains to $2.0 million of risk on any person. Prior to that and beginning January 1, 2002, the
Company generally retained no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers. Total individual life premiums ceded were $47.3 million, $47.1 million, and $45.2 million for the years ended December 31, 2008, 2007, and 2006, respectively, and are included as a reduction of insurance income. Total individual life insurance ceded was $21.0 billion and
$21.1 billion of the $43.2 billion and $43.5 billion in force at December 31, 2008 and 2007, respectively. The Company has assumed a small amount of yearly renewable term reinsurance from non-affiliated insurers.

At December 31, 2008 and 2007, the Company did not have ownership or control over any non-
affiliated reinsurers, and there were no policies reinsured outside the United States with companies owned or controlled by an affiliated entity. There were no unilaterally cancelable reinsurance agreements (for reasons other than for nonpayment of premium or other similar credits) in effect at December 31, 2008 and 2007.  As of December 31, 2008 and 2007, the Company
recorded a reserve credit for reinsurance of $110.0 million and $97.1 million, respectively, related to reinsurance contracts with Swiss Re.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

F. Reinsurance (continued)

No reinsurance agreements were in force at December 31, 2008 and 2007 which would likely result in a payment to the reinsurer in excess of the total direct premiums collected. No new reinsurance agreements were enacted during the year which included life insurance policies inforce at the end of the previous year.

Disability income products are significantly reinsured under coinsurance and modified coinsurance agreements primarily with Unum Provident Corporation (“UNUM”) where the
Company cedes 80% of the experience risk on the block of business. The Company pays UNUM an interest rate of 7% on the reserves held by the Company. Total disability income premiums ceded in 2008, 2007, and 2006 were $30.6 million, $32.1 million, and $33.5 million, respectively.
The Company’s agreements with UNUM meet risk transfer criteria to qualify for reinsurance accounting treatment as prescribed by the Department.

In 2007, a number of assumptions used in the calculation of the Company’s disability income reserves were revised, resulting in disability income reserves being increased by $21.2 million.
This increase in reserves resulted in $16.5 million in cash being transferred to the Company from
UNUM. The net amount of approximately $4.7 million was charged directly to capital and surplus in 2007. Additional assumption changes in 2008 resulted in a $13.1 million increase in reserves with $9.6 million in cash being transferred to the Company from UNUM. The net amount of approximately $3.4 million was charged to capital and surplus.

The Company would be liable with respect to any ceded insurance should any reinsurer be unable to meet its assumed obligations.

G. Federal Income Taxes

NLHC files a consolidated tax return which includes all of its downstream subsidiaries including the Company. The method of allocation for federal income tax expense between the companies is pursuant to a written agreement approved by the Board of Directors. Allocation is based upon separate return calculations with current credit for net losses. Intercompany tax balances are settled periodically.

The components of the net deferred tax asset at December 31 are as follows:

	2008	2007
	(In Thousands)
Total gross deferred tax assets	$ 231,898	$ 224,140
Total deferred tax liabilities	(73,656)	(83,947)
Net deferred tax asset	158,242	140,193
Deferred tax asset nonadmitted	(87,986)	(69,523)
Net admitted deferred tax asset	$ 70,256	$ 70,670

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G. Federal Income Taxes (continued)

Current income taxes incurred consist of the following major components:

	2008	2007
Current income tax expense (benefit) on:
Operations	$ (10,409)	$ (4,622)
Capital gains/losses	(5,559)	3,349
Surplus	–	(38)
Total income tax benefit	$ (15,968)	$ (1,311)

The main components of the deferred tax assets and liabilities at December 31 are as follows:

	2008	2007
	(In Thousands)
Deferred tax assets:
Reserves	$ 79,459	$ 77,540
Policy DAC	57,762	58,431
Policyholder dividends	23,056	22,265
Deferred compensation	56,243	61,400
Depreciable assets	1,958	–
Other	13,420	4,504
Total deferred tax assets	231,898	224,140
Nonadmitted deferred tax assets	(87,986)	(69,523)
Admitted deferred tax assets	143,912	154,617
Deferred tax liabilities:
Deferred intercompany gain	38,279	38,279
Premiums receivable	25,056	22,865
Net unrealized gains	204	10,490
Other invested assets	5,823	2,424
Depreciable assets	4,294	4,294
Other	–	3,595
Total deferred tax liabilities	73,656	83,947
Net deferred tax asset	$ 70,256	$ 70,670

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G. Federal Income Taxes (continued)

The net change in nonadmitted deferred tax assets was as follows:

	2008	2007
	(In Thousands)
Net increase (decrease) in nonadmitted
deferred tax assets	$18,463	$(24,386)

The change in net deferred income taxes is comprised of the following:

	2008	2007	Change
		(In Thousands)
Total deferred tax assets	$231,898	$224,140	$ 7,758
Total deferred tax liabilities	(73,656)	(83,947)	10,293
Net deferred tax asset	$158,242	$140,193	18,049
Less: tax effect of unrealized gains			(10,286)
Less: tax effect of increase in minimum pension
obligation			(6,268)
Adjusted change in gross deferred taxes			$ 1,495

The provision for federal income taxes incurred in 2008 is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income taxes.
The tax at the statutory rate and significant items causing this difference are as follows:

(In Thousands)
Operations and gains (losses) provision
computed at statutory rate	$ (5,038)
Dividends received deduction and tax
exempt interest	(2,227)
Interest maintenance reserve	(491)
COLI	(1,351)
Low income housing credits	(2,980)
Surplus reserve adjustments	(1,201)
Change in nonadmitted assets	(2,094)
Adjustments for prior year tax return	(684)
Other	(1,397)
Total	$(17,463)

Current federal income tax provision	$(15,968)
Adjusted change in gross deferred taxes	(1,495)
Statutory federal income taxes	$(17,463)

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

G. Federal Income Taxes (continued)

No. 109” (“FIN 48”). The NAIC is still evaluating the applicability of FIN 48 to statutory financial reporting. Because statutory guidance has not been issued, the Company has not yet determined the statutory impact of adoption on its statutory financial statements. The Company continues to recognize tax benefits and related reserves in accordance with SSAP No. 5,
“Liabilities, Contingencies and Impairments of Assets”.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows
(in thousands):

2008

Balance, beginning of year	$260
Additions based on tax positions related to the current year	40
Additions for tax positions of prior years	(40)

Balance, end of year	$ 260

The liability for unrecognized tax benefit balance as of December 31, 2008 includes $260,000 of unrecognized tax benefits that, if recognized, would impact the Company’s effective rate. It is not likely that the amount of unrecognized tax benefits will decrease within the next twelve months as a result of the settlement of tax audits.

The Company recognizes interest and penalties related to unrecognized tax benefits in tax expense. During the years ended December 31, 2008 and December 31, 2007, the Company has
recognized approximately $654,679 and $104,353 in interest expense and penalties, respectively.
The Company has approximately $743,349 and $99,262 accrued for interest and penalties at
December 31, 2008 and December 31, 2007 respectively.

In 2007, the IRS completed federal exams for tax years ending prior to 2004. No changes to unrecognized tax benefits occurred due to the closing of these exams.

Income taxes incurred that will be available for recoupment in the event of future net losses are as follows:

(In Thousands)
2008	$ –
2007	6,628
2006	–

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

H. Information Concerning Parent, Subsidiaries and Affiliates

There were no dividends paid in 2008. During 2007, the Company paid a cash dividend of $10 million to NLVF.

In 2008, the Company made a $25 million unsecured loan to NLVF. The loan is due to be repaid on December 31, 2009. Interest on the loan is paid quarterly at LIBOR + 37.5 basis points.

In 2008, the Company contributed $69.7 million to LSW as a capital contribution. The capital contribution consisted of $10 million in cash and $59.7 million in securities. During 2007, the
Company contributed $30 million to LSWNH as a capital contribution. Subsequently, LSWNH made a $30 million capital contribution to LSW.

On December 31, 2007, LSWNH was merged with and into LSW. LSWNH had assets of $267.0 million of which $266.7 million was its carrying value of the common stock of LSW prior to the merger. The Company now has a direct 100% ownership interest in LSW.

All intercompany transactions are settled on a current basis. Amounts payable or receivable at
December 31 generally represent year end cost allocations, reinsurance transactions, and income taxes and are included in the accompanying Statements of Admitted Assets, Liabilities and
Surplus. Amounts payable to LSW was $11.5 million and $1.6 million for the years ended
December 31, 2008 and 2007, respectively. For cost allocation agreements with LSW, the
Company received $23.3 million and $14.8 million for the years ended December 31, 2008 and
2007.

No guarantees or undertakings on behalf of an affiliate resulting in a material contingent exposure of the Company’s surplus existed at December 31, 2008 and 2007.

The Company and several of its subsidiaries and affiliates share common facilities and employees. Expenses are periodically allocated according to specified reimbursement agreements. The Company had no agreements in place at December 31, 2008 to potentially move nonadmitted assets into subsidiaries or affiliates.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans

The Company sponsors a qualified defined benefit pension plan covering substantially all
National Life Group employees (“HOEPP”). The plan is administered by the Company and is non-contributory, with benefits for Company employees hired prior to July 1, 2001 based on an employee’s retirement age, years of service, and compensation near retirement. Benefits for
Company employees hired after June 30, 2001 and non-Company employees are based on the amount credited to the employee's account each year, which is a factor of the employee's age, service and compensation, increased at a specified rate of interest. This plan is separately funded.
Plan assets are primarily bonds and common stocks held in a Company separate account and funds invested in a general account group annuity contract issued by the Company.

The Company also sponsors other non-qualified pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a non-contributory defined supplemental benefit plan for certain executives, and a non-
contributory defined benefit plan for retired directors. These non-qualified defined benefit pension plans are not separately funded. Participation costs for non-Company employees are allocated to subsidiaries and affiliates as appropriate.

The Company sponsors four defined benefit postretirement plans that provide medical, dental, and life insurance benefits to employees and agents. Spouses of participants generally qualify for the medical and dental plans. Substantially all employees and agents who began service prior to
July 1, 2001 may be eligible for medical and dental retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company. Substantially all employees beginning service prior to January 1, 2005 may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company. Agency staff employees may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for an Agency of the Company.

Most of the defined benefit postretirement plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. These postretirement plans are not separately funded, and the Company therefore pays for the plan benefits from operating cash flows. The costs of providing these benefits are recognized as they are earned by employees. These defined benefit plans are included in the other benefits category in the tables that follow.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans (continued)

The following tables show the plans' combined funded status at December 31:

	Pension Benefits				Other Benefits
	2008	2007	2006	2008	2007	2006
			(In Thousands)
(1) Change in benefit obligation
Benefit obligation at beginning of
year	$250,225	$248,534	$249,800	$31,440	$34,130	$33,040
Service cost	4,403	4,959	5,789	873	999	1,486
Interest cost	14,792	14,251	13,651	1,862	1,949	1,839
Actuarial (gain) loss	11,165	(4,489)	(5,846)	2,203	(1,910)	(69)
Benefits paid	(16,081)	(13,030)	(14,860)	(2,555)	(2,471)	(2,166)
Curtailments	–	–	–	–	(1,257)	–
Benefit obligation at end of year	$264,504	$250,225	$248,534	$33,823	$31,440	$34,130

	Pension Benefits				Other Benefits
	2008	2007	2006	2008	2007	2006
			(In Thousands)
(2) Change in plan assets
Fair value of plan assets at
beginning of year	$148,450	$131,705	$108,682	$–	$–	$–
Actual return on plan assets	(15,461)	21,614	7,625	–	–	–
Employer contribution	4,000	3,116	22,300	–	–	–
Benefits paid	(7,339)	(7,985)	(6,902)	–	–	–
Fair value of plan assets at end of
year	$129,650	$148,450	$131,705	$–	$–	$–

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans (continued)

	Pension Benefits				Other Benefits
	2008	2007	2006	2008	2007	2006
			(In Thousands)
(3) Funded status
Benefit obligation in excess of
plan assets	$ 134,854	$ 101,775	$ 116,829	$ 33,823	$ 31,440 $	34,130
Unamortized prior service benefit	(323)	(390)	(449)	(1,131)	(1,257)	–
Unrecognized net loss	82,585	47,034	67,561	3,362	1,171	3,891
Remaining net obligation or net
asset at initial date of application	–	–	–	2,953	3,615	4,430
Additional funding for minimum
pension liability	50,341	32,430	52,757	–	–	–
Prepaid assets or (accrued
liabilities)	(51,599)	(53,074)	(50,802)	(28,639)	(27,911)	(25,809)

	Pension Benefits				Other Benefits
	2008	2007	2006	2008	2007	2006
			(In Thousands)
(4) Benefit obligation for non-vested
employees	$16,203	$14,668	$14,310	$5,411	$5,135	$6,651

The components of net periodic benefit cost are as follows:

	Pension Benefits				Other Benefits
	2008	2007	2006	2008	2007	2006
			(In Thousands)
Components of net periodic benefit cost
Service cost	$ 4,403	$ 4,959	$ 5,789	$ 873	$ 999	$1,486
Interest cost	14,791	14,251	13,651	1,862	1,949	1,839
Expected (return) on plan assets	(11,263)	(9,926)	(9,221)	–	–	–
Amortization of unrecognized
transition obligation or transition
asset	–	–	–	662	815	738
Amortization of unrecognized gains
and losses	2,337	4,351	5,086	13	810	1,087
Amount of prior service cost
recognized	(67)	(59)	(59)	(126)	–	(841)
Total net periodic benefit cost	$10,201	$13,576	$15,246	$ 3,284	$4,573	$4,309

The measurement date for all the plans was October 1 preceding the date of the balance sheet.

The total accumulated benefit obligation was $251.2 million, $236.0 million, and $234.2million at December 31, 2008, 2007, and 2006, respectively.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans (continued)

In 2008 an increase of $17.9 million, in 2007 a decrease of $20.4 million, and in 2006 a increase of $7.6 million in the minimum pension liability were recorded as an adjustment to surplus. The minimum funding obligation liability at December 31, 2008, 2007 and 2006 was $50.3 million,
$32.4 million, and $52.8 million, respectively. There were no admitted intangible pension assets at December 31, 2008, 2007, or 2006. The HOEPP prepaid pension asset of $18.7 million, $17.7 million, and $20.6 million at December 31, 2008, 2007, and 2006, respectively, is accounted for as a nonadmitted asset.

		Pension Benefits			Other Benefits
	2008	2007	2006	2008	2007	2006
The actuarial assumptions used in
determining the benefit obligation
at the measurement date:
a. Discount rate	6.00%	6.00%	5.75%	6.00%	6.00%	5.75%
b. Rate of compensation increase	Varies -	Varies -	Varies -	N/A	N/A	N/A
	based on	based on	based on
	age	age	age
Weighted-average assumptions
used to determine net periodic
pension cost:
a. Discount rate	6.00%	5.75%	5.50%	6.00%	5.75%	5.50%
b. Rate of compensation increase	Varies -	Varies -	Varies -
	based on	based on	based on
	age	age	age
c. Expected long-term rate of
return on plan assets	7.75%	7.75%	8.00%	N/A	N/A	N/A

Effective January 1, 2007, the Company closed its postretirement benefit plans for agents and agency staff employees to new retirees. This change generated prior service benefits of $1.3 million and will be amortized over the remaining life expectancy of plan participants.

The projected health care cost trend rate (“HCCTR”) was 7% for 2008, 8% for 2007 and 10% for
2006. This projected rate declines linearly to 5% in 2012 and remains level thereafter.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (“APBO”) by about $2.9 million and increase the 2008 service and interest cost components of net periodic postretirement benefit cost by about $0.2 million. Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by about $2.4 million and decrease the service and interest cost components of net periodic pension cost by about $0.2 million. The Company uses the straight-
line method of amortization for prior service cost and unrecognized gains and losses.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

I. Benefit Plans (continued)

Plan assets are invested as follows:

Plan Asset Category	October 1, 2008	October 1, 2007
Bonds	42%	38%
Common stocks	53	61
Group annuity contract
and other	5	1
Total	100%	100%

Investments are selected pursuant to investment objectives, policy, and guidelines as approved by the Chief Investment Officer of the Company, the Asset Allocation Committee and ultimately the
Company’s Board of Directors. The primary objective is to maximize long-term total return within the investment policy and guidelines. The Company’s investment policy for the plan assets is to maintain a target allocation of approximately 50%-75% equities and 25%-50% bonds and other fixed income instruments when measured at fair value. Investments in the obligations of any one issuer, other than the United States of America government or its agencies, shall not exceed 5% of the total investment portfolio. Further, no more than 50% of the total investment portfolio shall be invested in any major industry group (for example, public utilities, industrial, mortgage-backed or asset-backed securities, etc.), and no more than 30% shall be invested in any sub-industry (for example, oil, gas, or steel).

The Company’s expected long-term rate of return of 7.50% is based upon an expected return on stock investments of 10%-11%, and a weighted expected return of 5%-6% on fixed income investments. These projections were based on the Company’s historical and projected experience and on long term projections by investment research organizations.

Projected benefit payments for defined benefit obligations and for projected Medicare Part D reimbursements for each of the five years following December 31, 2008, and in aggregate for the five years thereafter is as follows (in thousands):

			Projected Medicare
	Projected Pension	Projected Other	Part D
Year	Benefit Payments	Benefit Payments	Reimbursements
		(In Thousands)
2009	$17,026	$ 2,796	$ 267
2010	17,007	2,867	284
2011	17,604	2,957	300
2012	18,146	3,010	318
2013	18,559	3,067	330
2014-2018	102,402	15,839	1,903

I.	Benefit Plans (continued)

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

The Company’s general policy is to contribute the regulatory minimum required amount into its separately funded defined benefit pension plan. However, the Company may elect to make larger contributions subject to maximum contribution limitations. The Company’s expected contribution for 2009 into its separately funded defined benefit pension plan is approximately
$6.8 million based on November 2008 information.

The Company provides 401-K plans for its employees. For employees hired prior to July 1,
2001, up to 3% of an employee's salary may be invested by the employee in a plan and matched by funds contributed by the Company subject to applicable maximum contribution guidelines.
Employees hired prior to July 1, 2001, and below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Employees beginning service after June 30,
2001 will receive a 50% match on up to 6% of an employee’s salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Accumulated funds may be invested by the employee in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company). Vesting and withdrawal privilege schedules are attached to the Company's matching contributions. Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company's assets and liabilities. The
Company’s contribution to 401-K plans for its employees was $0.8 million, $0.8 million, and
$1.1 million for the years ended December 31, 2008, 2007, and 2006, respectively.

The Company also provides a 401-K plan for it’s regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company). Total annual contributions cannot exceed certain limits which vary based on total agent compensation. No
Company contributions are made to the plan. Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company's assets and liabilities. The
Company’s contribution to its 401-K plan for agents was $0.03 million for December 31, 2007.
The Company did not make a contribution in 2008.

The Company also has a defined contribution pension plan covering substantially all full-time agents. Contributions of 6.1% of each agent’s compensation up to the Social Security taxable wage base and 7.5% of the agent’s compensation in excess of the wage base, subject to the maximum legal limitations for qualified plans, are made each year. Accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by an affiliate of the Company). Plan assets invested in the mutual funds are outside the Company and as such are excluded from the Company’s assets and liabilities.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

J. Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations

At December 31, 2008 and 2007, the Company had 2.5 million shares authorized and outstanding. All shares are Class A shares. No preferred stock has been issued.

On January 1, 1999, the Company converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure. Under the provisions of the reorganization, the Company issued 2.5 million common stock $1 par shares to its parent and recorded $5.0 million of additional paid-in-capital as transfers from unappropriated surplus.

Prior to the conversion, policyowners held policy contractual and membership rights from
National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of
National Life at December 31, 1998 were converted to membership interests in NLHC, a mutual insurance holding company created for this purpose. NLHC currently owns all the outstanding shares of NLVF, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of National Life. NLHC currently has no other significant assets, liabilities or operations other than that related to its ownership of NLVF’s outstanding stock.
Similarly, NLVF currently has no significant assets or operations other than those related to investments funded by a 2002 dividend from the Company, subsidiary’s dividended by the
Company in 2005, issuance of $220 million in debt financing in 2003, issuance of an additional
$75 million in debt financing in 2005, and its ownership of National Life’s outstanding stock.
Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of
NLVF.

Policyowner surplus is restricted by required statutory surplus of $5 million, other state permanent surplus (guaranty fund) requirements of $500,000, and special surplus amounts required by the State of New York in connection with variable annuity business. There were no changes in the balances of any special surplus funds from the prior period.

In 2007, the Company paid a cash dividend of $10 million to NLVF. No dividend was paid in
2008. Dividends declared by the Company in excess of the lesser of net gain from operations or
10% of statutory surplus require pre-approval by the Commissioner. Within the limitations of the above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the shareholder. No stock is held for special purposes.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

J. Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations
(continued)

The Company did not receive any capital contributions from its parent, NLVF, during 2008,
2007, and 2006.

The Company has three lines of credit available. A $25 million line of credit with State Street
Bank, based on an adjustable rate equal to LIBOR plus 75 basis points. A $20 million line of credit with TD Banknorth, based on an adjustable rate equal to LIBOR plus 37.5 basis points. A
$25 million line of credit with Key Bank, based on an adjustable rate equal to LIBOR plus 30 basis points. The outstanding balance on all lines of credit was $0 as of December 31, 2008 and
2007.

In 2008, the Company became a member of the Federal Home Loan Bank of Boston (“FHLB”).
This membership, which required an investment of $6.1 million in the common stock of FHLB provides the Company with access to a secured asset-based borrowing capacity of $1.7 billion at
December 31, 2008. The outstanding balance on this borrowing facility was $0 at December 31,
2008.

K. Business Risks, Commitments and Contingencies

Business Risks

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability management techniques that account for the cash flow characteristics of the assets and liabilities.

Asset based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

K. Business Risks, Commitments and Contingencies (continued)

Risks Related To Credit Markets

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company attempts to manage its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of and for the years ended December 31, 2008 and 2007.

In 2007, the slowing of the U.S. housing market, rising residential mortgage rates, and relaxed underwriting standards by residential mortgage loan originators have led to higher delinquency and loss rates, reduced credit availability, and liquidity in the residential loan market. The high delinquency and loss rates have been experienced on what is commonly referred to as sub-prime mortgages which are mortgages made to high risk borrowers. The Company has only limited exposure to sub-prime mortgages. All of this exposure is comprised of securities purchased as part of its securities lending program. The Company has hired a lending agent to manage its’
securities lending program and as of December 31, 2008 and 2007, the Company had
$68,242,808 and $124,943,258, respectively, invested in short term securities as part of this program. Of the total, approximately $15,073,627 was invested in asset backed securities backed by sub-prime mortgages in 2008 and $21,350,519 in 2007. As of December 31, 2008
these securities had an unrealized loss of $2,627,107 and an unrealized loss of $733,042 as of
December 31, 2007.

Commitments and Contingencies

The Company anticipates additional capital investments of $91.9 million into existing limited partnerships and private placement investments due to funding commitments.

At December 31, 2008, the Company has no outstanding mortgage loan funding commitments.

In the ordinary course of business, the nature of the Company’s business subjects it to claims, law suits, regulatory examinations, and other proceedings. The results of these matters cannot be predicted with certainty. There can be no assurance that these matters will not have a material adverse effect on the Company’s results of operations in any future period and a material judgment could have a material adverse impact on the Company’s financial condition and results of operations. However, it is the opinion of management, after consultation with legal counsel that, based on information currently available, the ultimate outcome of these matters will not have a material adverse impact on the business, financial condition, or operating results of the
Company.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

K. Business Risks, Commitments and Contingencies (continued)

Commitments and Contingencies (continued)

During 1997, several class action lawsuits were filed against the Company in various states related to the sale of life insurance policies during the 1980’s and 1990’s. The Company specifically denied any wrongdoing. The Company agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998.
The settlement provided class members with various policy enhancement options and new product purchase discounts. Class members could instead pursue alternative dispute resolution according to predetermined guidelines. All of the alternative dispute resolution cases had been settled by December 31, 2000. Qualifying members also opted out of the class action to preserve their litigation rights against the Company. Management believes that while the ultimate cost of this litigation (including those who opted out of the class action) is still uncertain, it is unlikely, after considering existing provisions, to have a material adverse effect on the Company’s financial position. Existing provisions for this contingency were reduced in each year beginning in 2001, and are included as other adjustments to surplus.

The Company participates in the guaranty association of each state in which it conducts business.
The amount of any assessment is based on various rates, established by members of the National
Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”). At December
31, 2008, the Company had accrued assessment charges of $1.5 million with expected payment over the next five years. The Company has also recorded a related asset of $0.2 million for premium tax credits, which are expected to be realized through 2017.

The Company currently leases rights to the use of certain data processing hardware and software from Perot Systems Corporation, Plano, Texas. The Company paid $4.9 million and $5.2 million in 2008 and 2007, respectively, under this lease agreement. The following is a schedule of future minimum lease payments as of December 31, 2008 (in millions):

Operating
Year	Leases
2009	$ 4.9
2010	4.9
2011	0.8
Total minimum lease payments	$ 10.6

On February 18, 2011, the Company has the option to renew the contract at a reduced rate through February 18, 2013.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

K. Business Risks, Commitments and Contingencies (continued)

Commitments and Contingencies (continued)

The Company has a multi year contract for information systems application and infrastructure services from Keane, Inc., Boston, Massachusetts. The contract became effective on February 1,
2004 and expires January 31, 2014. The Company’s remaining obligation under the contract as of December 31, 2008 (in millions):

Contract
Year	Obligation
2009	$13.4
2010	13.9
2011	14.5
2012	15.1
2013	15.7
Thereafter	1.4
Total contract obligation	$74.0

L. Closed Block

The Closed Block was established on January 1, 1999 as part of the conversion to a mutual holding company corporate structure. The Closed Block was initially funded on January 1, 1999 with cash and securities totaling $2.2 billion. Assets, liabilities, and results of operations of the
Closed Block are presented in their normal categories on the statements of admitted assets, liabilities and surplus, and on the statements of income and capital and surplus.

At December 31, 2008 and 2007, Closed Block liabilities exceeded Closed Block assets and no additional dividend obligation was required.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

M. Annuity Reserves, Supplementary Contracts, and Other Deposit Fund Liabilities

At December 31, 2008, the Company’s annuity reserves and other deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal
(without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	Amount	Percent
	(In Thousands)
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$ 51,161	3.3%
At book value less current surrender charge of 5% or more	250,992	16.3%
Total with adjustment or at market value	302,153	19.6%
Subject to discretionary withdrawal (without adjustment) at
book value with minimal or no charge or adjustment	958,857	62.2%
Not subject to discretionary withdrawal	281,194	18.2%
Total annuity reserves and deposit fund liabilities — before
reinsurance	1,542,204	100.0%
Less reinsurance ceded	–
Net annuity reserves and deposit fund liabilities	$1,542,204

N. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2008, were as follows:

	Gross	Net of Loading
(In thousands)
Ordinary new business	$ 3,525	$ 1,168
Ordinary renewal	70,179	70,254
Total	$ 73,704	$ 71,422

O. Separate Accounts

Separate and variable accounts held by the Company represent funds held in connection with certain variable annuity, variable universal life, Company sponsored benefit plans, and funds invested on behalf of group pensions. All separate account assets are carried at fair value. The
Company participates in certain separate accounts. All of the Company's separate accounts are nonguaranteed.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

O. Separate Accounts (continued)

	2008	2007
	(In thousands)
Separate account premiums and considerations	$ 58,625	$ 79,601

Reserves for accounts with assets at fair value	579,637	939,157

The withdrawal characteristics of separate accounts at December 31 were as follows:

	2008	2007
	(In thousands)
Subject to discretionary withdrawal with adjustment –
At book value (which equals fair value) less surrender charge of 5%
or more	$199,833	$198,913

Subject to discretionary withdrawal without adjustment –
At book value (which equals fair value)	265,612	584,631

Not subject to discretionary withdrawal	114,192	155,613
Total reserves	$579,637	$939,157

A reconciliation of net transfers to/from separate accounts during 2008 and 2007 is as follows:

	2008	2007
(In thousands)
Net transfers to/from separate accounts	$ (31,247)	$ (17,331)
Reconciling items	–	–
Total	$ (31,247)	$ (17,331)

P. Derivative Financial Instruments

The Company may purchase and sell various derivative instruments, including equity options, forwards and futures based on the Standard & Poor’s (“S&P 500”) over-the-counter market. The options are used to hedge obligations to credit interest indexed life and annuity products tied to the S&P 500 and the Russell 2000 indexes. These derivative instruments generally cost 5% or less of the indexed liabilities at the time they are purchased and are authorized under state law, and are purchased from counterparties which conform to the Companies’ policies and guidelines regarding derivative instruments. The standard option position involves contracts with durations of one year or less and, except for dynamic portfolio balancing (which is limited), are held to maturity. Exposure to market risk is reduced by the nature of the crediting strategy, which does not credit interest when the indexes are below a certain level. If the S&P 500 decreases, options purchased expire worthless, and any future contracts will be settled at a loss.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

P. Derivative Financial Instruments (continued)

These instruments are marked to market daily and may produce exposure in excess of internal counterparty limits established by the Company’s investment policy. The Company requires the counterparties to post collateral on its behalf to correct any overage stemming from either trading activity or market movements. The Company receives cash or cash equivalents as collateral for any excess exposure and records the collateral received as a liability.

Investments in these types of instruments generally involve the following types of risk: in the case of over-the-counter options, there are no guarantees that markets will exist for these investments if the Company desired to close out a position; exchanges may impose trading limits which may inhibit the Company’s ability to close out positions in exchange-listed instruments;
and, if the Company has an open position with a dealer that becomes insolvent, the Company may experience a loss. The Company analyzes its position in derivative instruments relative to its annuity and insurance requirements each market day.

Cash may be required, depending on market movement, when (1) buying an option or (2) closing an option or futures position. Counterparties may make a single net payment at maturity. Initial acquisition of instruments and subsequent balancing are performed solely for the purpose of hedging liabilities presented by indexed products.

The Company purchases options from only highly rated counterparties. However, in the event a counterparty failed to perform, the loss would be equal to the fair value of the net options held from that counterparty. The Company is required, in certain instances, to post collateral in order to purchase option and futures contracts. The amount of collateral that may be required for future trading is determined by the exchange on which it is traded. The amount of collateral that is required for option trading is dependent on the counterparty. Most counterparties do not require collateral.

The face or contract amount of futures, options purchased and options written notional amounts at
December 31 were as follows (in thousands):

	2008	2007
Notional amounts:
Futures	$ –	$5,155
Options purchased	76,300	43,900
Options written	57,000	30,800

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

P. Derivative Financial Instruments (continued)

The carrying value of options and futures at December 31 were as follows (in thousands):

	2008	2007
Carrying values:
Options purchased (included in other invested assets)	$3,283	$2,624
Options written (included in other liabilities)	(1,600)	(781)
Futures purchased (included in other invested assets)	–	394
Net carrying value	$1,683	$2,237

Q. Fair Value of Financial Instruments

The carrying values and estimated fair values of financial instruments at December 31 were as follows:

	2008			2007
	Carrying	Estimated Fair	Carrying	Estimated Fair
	Value	Value	Value	Value
		(In thousands)
Cash and short-term investments	$ 2,334	$ 2,334	$ 6,620	$ 6,620
Bonds	4,764,725	4,415,278	4,813,638	4,884,347
Preferred stocks	45,092	29,352	46,354	45,968
Common stocks – Unaffiliated	22,941	22,941	25,543	25,543
Mortgage loans	810,734	771,451	853,081	895,037
Contract loans	564,978	647,776	563,907	568,298
Separate account assets	611,752	611,752	987,424	987,424
Reserve assets – cash	46,003	46,003	41,711	41,711
Other invested assets – bank syndicate loans	4,868	4,868	4,909	4,909
Investment product liabilities	728,461	704,840	698,488	729,044

For cash and short-term investments carrying value approximates estimated fair value.

Fair value for bonds, preferred stocks, and unaffiliated common stocks are based on published prices by the SVO of the NAIC, if available. In the absence of SVO published prices, or when amortized cost is used by the SVO, quoted market prices by other third party organizations, if available, are used to calculate fair value. If neither SVO published prices nor quoted market prices are available, management estimates the fair value based on the quoted market prices of securities with similar characteristics or on industry recognized valuation techniques.

Investments in 100% owned insurance subsidiaries are carried at statutory surplus, less adjustments for surplus notes issued to NLVF. These subsidiaries are privately held and therefore fair values are not obtainable.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

Q. Fair Value of Financial Instruments (continued)

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate contract loans the unpaid balance approximates fair value. Fixed rate contract loan fair values are estimated based on discounted cash flows using the current variable contract loan rate (including appropriate provisions for mortality and repayments).

Separate account mutual funds are carried at market with observable market pricing, while common stocks and bonds are carried at estimated fair value. Seed money is carried at fair value.

The estimated fair value of bank loans is based on quoted market values.

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

R. Reconciliation to Statutory Annual Statements

There are no adjustments to net income and surplus as filed.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

FINANCIAL STATEMENTS

     * * * * * DECEMBER 31, 2008

Report of Independent Registered Public Accounting Firm

To the Board of Directors of National Life Insurance Company
and Policyholders of National Variable Annuity Account II:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the National Variable Annuity Account II (a
Separate Account of National Life Insurance Company, the "Sponsor Company") at December
31, 2008, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Sponsor Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December
31, 2008 by correspondence with the mutual funds, provide a reasonable basis for our opinion.

Hartford, Connecticut April 24, 2009

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A Separate Account of National Life Insurance Company)

STATEMENTS OF NET ASSETS

December 31, 2008

Total Assets and Net Assets:
Investments in shares of mutual fund portfolios at market value:
(contractholder accumulation units and unit value)

AIM Variable Insurance Dynamics Fund (181,428.57 units at $5.25 per unit)	$ 951,922
AIM Variable Insurance Global Health Care Fund (288,814.87 units at $7.80 per unit)	$ 2,253,808
AIM Variable Insurance Technology Fund (310,842.57 units at $2.66 per unit)	$ 826,937
Alger American Leveraged Capital Appreciation Fund (276,672.55 units at $7.26 per unit)	$ 2,007,550
Alger American LargeCap Growth Fund (1,168,059.04 units at $9.89 per unit) (1)	$ 11,546,926
Alger American SmallCap Growth Fund (249,280.06 units at $8.63 per unit) (2)	$ 2,150,580
Alliance Bernstein VPS International Growth Fund (145,937.89 units at $10.68 per unit)	$ 1,558,362
Alliance Bernstein VPS International Value Fund (415,283.16 units at $10.49 per unit)	$ 4,356,561
Alliance Bernstein VPS Small/Mid Capitalization Value Fund (66,769.67 units at $10.79 per unit)	$ 720,606
American Century Variable Income & Growth Portfolio (382,167.65 units at $8.70 per unit)	$ 3,325,854
American Century Variable Inflation Protection Portfolio (534,738.47 units at $11.19 per unit)	$ 5,981,733
American Century Variable International Portfolio (795,732.59 units at $9.85 per unit)	$ 7,836,585
American Century Variable Ultra Portfolio (12,256.08 units at $7.12 per unit)	$ 87,233
American Century Variable Value Portfolio (556,018.62 units at $13.34 per unit)	$ 7,419,425
American Century Variable Vista Portfolio (200,200.39 units at $8.65 per unit)	$ 1,731,246
Dreyfus Variable Investment Appreciation Portfolio (128,320.27 units at $8.95 per unit)	$ 1,148,593
Dreyfus Variable Investment Developing Leaders Portfolio (20,865.92 units at $6.28 per unit)	$ 130,970
Dreyfus Variable Investment Quality Bond Portfolio (108,494.89 units at $10.44 per unit)	$ 1,132,692
Dreyfus Variable Investment Socially Responsible Growth Fund (78,713.24 units at $5.27 per unit)	$ 414,604
DWS Variable Series II Dreman High Return Equity Portfolio (39,204.61 units at $7.11 per unit)	$ 278,739
DWS Variable Series II Dreman Small Cap Value Portfolio (397,360.39 units at $10.51 per unit)	$ 4,174,657
DWS Variable Series II Small Cap Index Value Portfolio (227.12 units at $10.58 per unit)	$ 2,402
Franklin Templeton Variable Insurance Products Trust Foreign Securities Fund (300,043.10 units at $10.05 per unit)	$ 3,014,878
Franklin Templeton Variable Insurance Products Trust Mutual Shares Securities Fund (124,773.49 units at $8.83 per unit)	$ 1,102,304
Franklin Templeton Variable Insurance Products Trust Global Real Estate Fund (127,569.68 units at $8.01 per unit)	$ 1,022,094
Franklin Templeton Variable Insurance Products Trust Small Cap Growth Fund (21,119.63 units at $7.54 per unit)	$ 159,347
Franklin Templeton Variable Insurance Products Trust Small Cap Value Securities Fund (77,016.88 units at $9.45 per unit)	$ 727,458
Franklin Templeton Variable Insurance Products Trust US Government Securities Fund (768,297.55 units at $10.20 per unit)	$ 7,839,744
JP Morgan Series Trust II International Equity Portfolio (261,660.42 units at $8.70 per unit)	$ 2,275,502
JP Morgan Series Trust II Small Company Portfolio (68,964.25 units at $10.57 per unit)	$ 729,100
(1) During 2008, the Alger American Growth Fund was renamed Alger American LargeCap Growth Portfolio.
(2) During 2008, the Alger American Small Capitalization Fund was renamed Alger American SmallCap Growth Portfolio.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A Separate Account of National Life Insurance Company)

STATEMENTS OF NET ASSETS

December 31, 2008

Total Assets and Net Assets:
Investments in shares of mutual fund portfolios at market value:
(contractholder accumulation units and unit value)

Neuberger Berman Advisors Management Trust Small Cap Growth Portfolio (138,379.47 units at $6.82 per unit) (3)	$ 943,590
Neuberger Berman Advisors Management Trust Short Duration Bond Portfolio (1,235,140.89 units at $9.04 per unit) (4)	$ 11,165,659
Neuberger Berman Advisors Management Trust Mid Cap Growth Portfolio (56,291.47 units at $9.86 per unit)	$ 554,942
Neuberger Berman Advisors Management Trust Partners Portfolio (182,054.82 units at $7.83 per unit)	$ 1,425,741
Neuberger Berman Advisors Management Trust Socially Responsive Portfolio (342.54 units at $9.96 per unit)	$ 3,410
Sentinel Variable Products Trust Balanced Fund (753,403.11 units at $12.14 per unit)	$ 9,144,505
Sentinel Variable Products Trust Bond Fund (845,060.48 units at $15.56 per unit)	$ 13,150,944
Sentinel Variable Products Trust Common Stock Fund (2,090,466.72 units at $11.88 per unit)	$ 24,830,869
Sentinel Variable Products Trust Mid Cap Growth Fund (622,721.41 units at $10.05 per unit)	$ 6,258,829
Sentinel Variable Products Trust Money Market Fund (1,092,355.25 units at $12.60 per unit)	$ 13,768,980
Sentinel Variable Products Trust Small Company Fund (1,043,023.65 units at $21.62 per unit)	$ 22,554,507
T Rowe Price Equity Series Blue Chip Growth Portfolio (386,584.42 units at $7.60 per unit)	$ 2,938,408
T Rowe Price Equity Series Equity Income Portfolio (1,153,421.11 units at $8.57 per unit)	$ 9,880,037
T Rowe Price Equity Series Health Sciences Portfolio (100,831.91 units at $10.02 per unit)	$ 1,010,630
Van Eck IT Worldwide Bond Portfolio (68.66 units at $10.63 per unit)	$ 730
Van Eck IT Worldwide Emerging Market Portfolio (286,226.33 units at $10.51 per unit)	$ 3,006,958
Variable Insurance Product Funds Contrafund Portfolio (688,570.58 units at $14.77 per unit)	$ 10,168,158
Variable Insurance Product Funds Equity Income Portfolio (701,387.02 units at $10.17 per unit)	$ 7,132,864
Variable Insurance Product Funds Growth Portfolio (631,904.99 units at $9.40 per unit)	$ 5,940,940
Variable Insurance Product Funds High Income Portfolio (608,864.03 units at $8.36 per unit)	$ 5,091,432
Variable Insurance Product Funds Index 500 Portfolio (1,094,611.26 units at $10.24 per unit)	$ 11,212,942
Variable Insurance Product Funds Investment Grade Bond Portfolio (955,380.45 units at $12.90 per unit)	$ 12,321,224
Variable Insurance Product Funds Mid Cap Portfolio (562,513,67 units at $10.83 per unit)	$ 6,091,181
Variable Insurance Product Funds Overseas Portfolio (648,121.37 units at $10.00 per unit)	$ 6,483,862
Wells Fargo Discovery Fund (230,080.03 units at $11.89 per unit)	$ 2,735,260
Wells Fargo Opportunity Fund (255,065.45 units at $13.80 per unit)	$ 3,519,541

(3) During 2008, Neuberger Berman Fasciano Portfolio was renamed to Small Cap Growth Portfolio.

(4) During 2008. Neuberger Berman Limited Maturity Bond Portfolio was renamed Short Duration Bond Portfolio.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II (A Separate Account of National Life Insurance Company) STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008

	AIM Variable Insurance Funds				Alger American Fund
		Global		Leveraged Cap	LargeCap	SmallCap
	Dynamics	Health Care	Technology	Appreciation	Growth (1)	Growth (2)

Investment income:
Dividend income	$ –	$ –	$ –	$ –	$ 14,994	$ –

Expenses:
Mortality and expense risk
and administrative charges	24,682	43,858	17,115	47,636	100,246	51,406

Net investment gain (loss)	(24,682)	(43,858)	(17,115)	(47,636)	(85,252)	(51,406)

Realized and unrealized
gain (loss) on investments:
Capital gains distributions	–	619,703	–	–	–	52,523

Net realized gain (loss) from shares sold	88,458	28,105	25,741	389,688	317,711	323,447

Net unrealized appreciation
(depreciation) on investments	(1,137,433)	(1,668,017)	(727,168)	(2,282,002)	(3,800,056)	(2,584,573)

Net realized and unrealized
gain (loss) on investments	(1,048,975)	(1,020,209)	(701,427)	(1,892,314)	(3,482,345)	(2,208,603)

Increase (decrease) in net assets
resulting from operations	$ (1,073,657)	$ (1,064,067)	$ (718,542)	$ (1,939,950)	$ (3,567,597)	$ (2,260,009)

	(1) During 2008, the Alger American Growth Fund was renamed Alger American LargeCap Growth Fund.
	(2) During 2008, the Alger American Small Capitalization Fund was renamed Alger American SmallCap Growth Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2008

	Alliance Bernstein Variable Products
	International	International	Small/Mid Cap
	Growth	Value	Value

Investment income:
Dividend income	$ –	$ –	$ –

Expenses:
Mortality and expense risk
and administrative charges	1,499	4,207	672

Net investment gain (loss)	(1,499)	(4,207)	(672)

Realized and unrealized
gain (loss) on investments:
Capital gains distributions	–	–	–

Net realized gain (loss) from shares sold	1,228	2,098	(71)

Net unrealized appreciation
(depreciation) on investments	94,668	189,932	42,123

Net realized and unrealized
gain (loss) on investments	95,896	192,030	42,052

Increase (decrease) in net assets
resulting from operations	$ 94,397	$ 187,823	$ 41,380

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II (A Separate Account of National Life Insurance Company) STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008

			American Century Variable Products
	Income &	Inflation
	Growth	Protection	International	Ultra	Value	Vista

Investment income:
Dividend income	$ 106,240	$ 717,371	$ 73,395	$ –	$ 434,116	$ –

Expenses:
Mortality and expense risk
and administrative charges	70,323	189,446	127,339	3,675	231,531	90,381

Net investment gain (loss)	35,917	527,925	(53,944)	(3,675)	202,585	(90,381)

Realized and unrealized
gain (loss) on investments:
Capital gains distributions	636,473	–	862,133	59,521	2,304,724	329,632

Net realized gain (loss) from shares sold	(28,814)	(234,546)	135,828	(95,370)	(5,913,009)	(1,389,424)

Net unrealized appreciation
(depreciation) on investments	(2,754,301)	(790,390)	(5,852,711)	(68,381)	(2,105,685)	(3,136,052)

Net realized and unrealized
gain (loss) on investments	(2,146,642)	(1,024,936)	(4,854,750)	(104,230)	(5,713,970)	(4,195,844)

Increase (decrease) in net assets
resulting from operations	$ (2,110,725)	$ (497,011)	$ (4,908,694)	$ (107,905)	$ (5,511,385)	$ (4,286,225)

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II (A Separate Account of National Life Insurance Company) STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008

		Dreyfus Variable Investment Fund			DWS Scudder Variable Series II
		Developing	Quality	Socially	Dreman	Dreman
	Appreciation	Leaders	Bond	Responsible	High Return Equity	Small Cap Value	Small Cap Index

Investment income:
Dividend income	$ 48,316	$ 1,999	$ 59,536	$ 4,672	$ 13,346	$ 97,795	$ –

Expenses:
Mortality and expense risk
and administrative charges	32,557	3,107	16,944	8,396	6,756	103,230	1

Net investment gain (loss)	15,759	(1,108)	42,592	(3,724)	6,590	(5,435)	(1)

Realized and unrealized
gain (loss) on investments:
Capital gains distributions	179,980	11,976	–	–	96,509	3,140,188	–

Net realized gain (loss) from shares sold	(381,452)	(86,432)	(26,589)	36,700	(90,645)	(5,521,099)	–

Net unrealized appreciation
(depreciation) on investments	(655,869)	(28,820)	(89,944)	(270,846)	(304,871)	(798,076)	76

Net realized and unrealized
gain (loss) on investments	(857,341)	(103,276)	(116,533)	(234,146)	(299,007)	(3,178,987)	76

Increase (decrease) in net assets
resulting from operations	$ (841,582)	$ (104,384)	$ (73,941)	$ (237,870)	$ (292,417)	$ (3,184,422)	$ 75

	(1) In 2006, the Scudder Variable Series II mutual fund portfolio was renamed DWS Scudder Variable Series II.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II (A Separate Account of National Life Insurance Company) STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008

		Franklin Templeton Variable Insurance Products Trust
	Foreign	Mutual	Global	Small	Small Cap	US
	Securities	Shares	Real Estate(1)	Cap Growth	Value	Government

Investment income:
Dividend income	$ 261,012	$ 56,084	$ 17,670	$ –	$ 11,219	$ –

Expenses:
Mortality and expense risk
and administrative charges	146,991	26,863	23,998	3,776	14,098	7,771

Net investment gain (loss)	114,021	29,221	(6,328)	(3,776)	(2,879)	(7,771)

Realized and unrealized
gain (loss) on investments:
Capital gains distributions	1,068,253	79,770	482,596	35,881	77,698	–

Net realized gain (loss) from shares sold	(3,661,163)	(244,580)	(975,231)	(29,499)	(124,487)	1,625

Net unrealized appreciation
(depreciation) on investments	(3,415,864)	(713,433)	(393,696)	(140,888)	(319,700)	123,795

Net realized and unrealized
gain (loss) on investments	(6,008,774)	(878,243)	(886,331)	(134,506)	(366,489)	125,420

Increase (decrease) in net assets
resulting from operations	$ (5,894,753)	$ (849,022)	$ (892,659)	$ (138,282)	$ (369,368)	$ 117,649

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II (A Separate Account of National Life Insurance Company) STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008

	JP Morgan Series Trust II			Neuberger Berman Advisors Management Trust
	International	Small	Mid Cap		Short	Small Cap	Socially
	Equity	Company	Growth	Partners	Duration Bond (2)	Growth (1)	Responsive

Investment income:
Dividend income	$ 66,981	$ 2,280	$ –	$ 13,174	$ 761,831	$ –	$ –

Expenses:
Mortality and expense risk
and administrative charges	50,414	16,062	14,129	35,184	230,032	63,992	2

Net investment gain (loss)	16,567	(13,782)	(14,129)	(22,010)	531,799	(63,992)	(2)

Realized and unrealized
gain (loss) on investments:
Capital gains distributions	615,453	128,299	–	415,686	–	161,026	–

Net realized gain (loss) from shares sold	(40,184)	(93,940)	(544)	(308,315)	(829,131)	(1,993,853)	–

Net unrealized appreciation
(depreciation) on investments	(2,437,475)	(431,185)	(532,778)	(1,739,649)	(2,306,596)	(398,857)	18

Net realized and unrealized
gain (loss) on investments	(1,862,206)	(396,826)	(533,322)	(1,632,278)	(3,135,727)	(2,231,684)	18

Increase (decrease) in net assets
resulting from operations	$ (1,845,639)	$ (410,608)	$ (547,451)	$ (1,654,288)	$ (2,603,928)	$ (2,295,676)	$ 16

	(1) During 2008, Neuberger Berman Fasciano Portfolio was renamed to Small Cap Growth Portfolio

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II (A Separate Account of National Life Insurance Company) STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008

			Sentinel Variable Products Trust
			Common	Mid Cap	Money	Small
	Balanced	Bond	Stock	Growth	Market	Company

Investment income:
Dividend income	$ 320,368	$ 521,411	$ 380,723	$ –	$ 221,442	$ 73,918

Expenses:
Mortality and expense risk
and administrative charges	175,579	210,786	533,750	144,544	171,329	458,463

Net investment gain (loss)	144,789	310,625	(153,027)	(144,544)	50,113	(384,545)

Realized and unrealized
gain (loss) on investments:
Capital gains distributions	37,915	–	–	–	–	311,814

Net realized gain (loss) from shares sold	(75,040)	(162,856)	1,252,804	632,416	–	(2,538,604)

Net unrealized appreciation
(depreciation) on investments	(3,560,333)	135,132	(15,987,664)	(6,301,562)	–	(9,584,189)

Net realized and unrealized
gain (loss) on investments	(3,597,458)	(27,724)	(14,734,860)	(5,669,146)	–	(11,810,979)

Increase (decrease) in net assets
resulting from operations	$ (3,452,669)	$ 282,901	$ (14,887,887)	$ (5,813,690)	$ 50,113	$ (12,195,524)

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II (A Separate Account of National Life Insurance Company) STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008

		T Rowe Price Equity Series		Van Eck IT Worldwide
	Blue Chip	Equity	Health		Emerging
	Growth	Income	Services	Bond	Market

Investment income:
Dividend income	$ 4,415	$ 97,020	$ –	$ –	$ –

Expenses:
Mortality and expense risk
and administrative charges	171,386	27,050	18,961	–	2,940

Net investment gain (loss)	(166,971)	69,970	(18,961)	–	(2,940)

Realized and unrealized
gain (loss) on investments:
Capital gains distributions	–	43,111	12,578	–	–

Net realized gain (loss) from shares sold	(3,079,161)	(283,774)	(24,554)	–	3,013

Net unrealized appreciation
(depreciation) on investments	(3,715,435)	(196,146)	(471,043)	(11)	173,961

Net realized and unrealized
gain (loss) on investments	(6,794,596)	(436,809)	(483,019)	(11)	176,974

Increase (decrease) in net assets
resulting from operations	$ (6,961,567)	$ (366,839)	$ (501,980)	$ (11)	$ 174,034

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II (A Separate Account of National Life Insurance Company) STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008

		Variable Insurance Product Funds
		Equity		High
	Contrafund	Income	Growth	Income	Index 500

Investment income:
Dividend income	$ 148,666	$ 264,650	$ 76,319	$ 585,462	$ 329,899

Expenses:
Mortality and expense risk
and administrative charges	225,762	184,755	135,793	113,088	238,698

Net investment gain (loss)	(77,096)	79,895	(59,474)	472,374	91,201

Realized and unrealized
gain (loss) on investments:
Capital gains distributions	491,313	14,266	–	–	198,564

Net realized gain (loss) from shares sold	(489,904)	(1,844,871)	426,864	(899,686)	488,751

Net unrealized appreciation
(depreciation) on investments	(8,519,442)	(5,427,025)	(6,158,831)	(1,768,930)	(8,477,106)

Net realized and unrealized
gain (loss) on investments	(8,518,033)	(7,257,630)	(5,731,967)	(2,668,616)	(7,789,791)

Increase (decrease) in net assets
resulting from operations	$ (8,595,129)	$ (7,177,735)	$ (5,791,441)	$ (2,196,242)	$ (7,698,590)

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II (A Separate Account of National Life Insurance Company) STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008

	Variable Insurance Product Funds			Wells Fargo Variable Trust Funds
	Investment
	Grade Bond	Mid Cap	Overseas	Discovery	Opportunity

Investment income:
Dividend income	$ 888,297	$ 34,750	$ 254,883	$ –	$ 106,392

Expenses:
Mortality and expense risk
and administrative charges	276,053	60,225	220,236	64,402	78,996

Net investment gain (loss)	612,244	(25,475)	34,647	(64,402)	27,396

Realized and unrealized
gain (loss) on investments:
Capital gains distributions	17,248	731,670	2,010,672	–	1,255,788

Net realized gain (loss) from shares sold	(855,683)	(705,755)	(2,446,186)	364,319	(448,556)

Net unrealized appreciation
(depreciation) on investments	(830,398)	(1,685,421)	(8,842,431)	(2,761,097)	(3,442,919)

Net realized and unrealized
gain (loss) on investments	(1,668,833)	(1,659,506)	(9,277,945)	(2,396,778)	(2,635,687)

Increase (decrease) in net assets
resulting from operations	$ (1,056,589)	$ (1,684,981)	$ (9,243,298)	$ (2,461,180)	$ (2,608,291)

The accompanying notes are an integral part of these financial statements.

		NATIONAL VARIABLE ANNUITY ACCOUNT II
		(A Separate Account of National Life Insurance Company)

		STATEMENTS OF CHANGES IN NET ASSETS

		FOR THE YEAR ENDED DECEMBER 31, 2008

	AIM Variable Insurance Funds				Alger American Fund
		Global		Leveraged Cap	LargeCap	SmallCap
	Dynamics	Health Care	Technology	Appreciation	Growth (1)	Growth (2)

Net investment income (loss)	$ (24,682)	$ (43,858)	$ (17,115)	$ (47,636)	$ (85,252)	$ (51,406)

Realized and unrealized
gain (loss) on investments:
Capital gains distributions	–	619,703	–	–	–	52,523

Net realized gain (loss) from shares sold	88,458	28,105	25,741	389,688	317,711	323,447

Net unrealized appreciation
(depreciation) on investments	(1,137,433)	(1,668,017)	(727,168)	(2,282,002)	(3,800,056)	(2,584,573)

Net realized and unrealized
gain (loss) on investments	(1,048,975)	(1,020,209)	(701,427)	(1,892,314)	(3,482,345)	(2,208,603)

Increase (decrease) in net assets
resulting from operations	(1,073,657)	(1,064,067)	(718,542)	(1,939,950)	(3,567,597)	(2,260,009)

Accumulation unit transactions:
Participant deposits	25,792	46,384	26,756	122,516	91,129	62,414
Transfers between investment
sub-accounts and general account, net	(48,991)	(162,046)	66,579	(69,564)	7,058,933	(165,043)
Net surrenders and lapses	(312,469)	(347,102)	(138,452)	(480,378)	(1,087,650)	(617,087)
Contract benefits	(763)	(1,163)	(10,189)	–	(39,402)	(26,685)
Loan collateral interest received	–	106	116	50	108	30
Transfers for policy loans	–	479	1,693	775	548	(501)
Contract charges	(1,136)	(2,364)	(1,232)	(2,467)	(6,748)	(3,550)
Other	492	257	1,125	(881)	4,622	3,557

Total net accumulation unit transactions	(337,075)	(465,449)	(53,604)	(429,949)	6,021,540	(746,865)

Increase (decrease) in net assets	(1,410,732)	(1,529,516)	(772,146)	(2,369,899)	2,453,943	(3,006,874)

Net assets, beginning of period	$ 2,362,654	$ 3,783,324	$ 1,599,083	$ 4,377,449	$ 9,092,983	$ 5,157,454

Net assets, end of period	$ 951,922	$ 2,253,808	$ 826,937	$ 2,007,550	$ 11,546,926	$ 2,150,580

Units Issued, Transferred and Redeemed:
Beginning balance	230,558.35	341,259.65	328,944.24	326,390.51	488,401.25	314,790.35
Units issued	3,759.26	5,226.34	9,035.11	14,167.33	10,285.79	5,474.56
Units transferred	(7,140.65)	(18,258.62)	22,483.21	(8,044.20)	796,749.47	(14,476.54)
Units redeemed	(45,748.39)	(39,412.50)	(49,619.99)	(55,841.09)	(127,377.47)	(56,508.31)
Ending balance	181,428.57	288,814.87	310,842.57	276,672.55	1,168,059.04	249,280.06

	(1) During 2008, the Alger American Growth Fund was renamed Alger American LargeCap Growth Fund.
	(2) During 2008, the Alger American Small Capitalization Fund was renamed Alger American SmallCap Growth Fund.

The accompanying notes are an integral part of these financial statements.

	NATIONAL VARIABLE ANNUITY ACCOUNT II
	(A Separate Account of National Life Insurance Company)

	STATEMENTS OF CHANGES IN NET ASSETS

	FOR THE YEAR ENDED DECEMBER 31, 2008

	Alliance Bernstein Variable Products
	International	International	Small/Mid Cap
	Growth	Value	Value

Net investment income (loss)	$ (1,499)	$ (4,207)	$ (672)

Realized and unrealized
gain (loss) on investments:
Capital gains distributions	–	–	–

Net realized gain (loss) from shares sold	1,228	2,098	(71)

Net unrealized appreciation
(depreciation) on investments	94,668	189,932	42,123

Net realized and unrealized
gain (loss) on investments	95,896	192,030	42,052

Increase (decrease) in net assets
resulting from operations	94,397	187,823	41,380

Accumulation unit transactions:
Participant deposits	9,551	7,248	2,196
Transfers between investment
sub-accounts and general account, net	1,422,766	3,965,739	658,932
Net surrenders and lapses	(33,503)	(39,127)	(8,899)
Contract benefits	–	–	–
Loan collateral interest received	–	–	–
Transfers for policy loans	–	–	–
Contract charges	(49)	(205)	(29)
Other	65,200	235,083	27,026

Total net accumulation unit transactions	1,463,965	4,168,738	679,226

Increase (decrease) in net assets	1,558,362	4,356,561	720,606

Net assets, beginning of period	$ –	$ –	$ –

Net assets, end of period	$ 1,558,362	$ 4,356,561	$ 720,606

Units Issued, Transferred and Redeemed:
Beginning balance	–	–	–
Units issued	952.09	722.04	215.89
Units transferred	141,830.83	395,060.76	64,774.70
Units redeemed	3,154.97	19,500.36	1,779.08
Ending balance	145,937.89	415,283.16	66,769.67

The accompanying notes are an integral part of these financial statements

		NATIONAL VARIABLE ANNUITY ACCOUNT II
		(A Separate Account of National Life Insurance Company)

		STATEMENTS OF CHANGES IN NET ASSETS

		FOR THE YEAR ENDED DECEMBER 31, 2008

			American Century Variable Portfolios
	Income &	Inflation
	Growth	Protection	International	Ultra	Value	Vista

Net investment income (loss)	$ 35,917	$ 527,925	$ (53,944)	$ (3,675)	$ 202,585	$ (90,381)

Realized and unrealized
gain (loss) on investments:
Capital gains distributions	636,473	–	862,133	59,521	2,304,724	329,632

Net realized gain (loss) from shares sold	(28,814)	(234,546)	135,828	(95,370)	(5,913,009)	(1,389,424)

Net unrealized appreciation
(depreciation) on investments	(2,754,301)	(790,390)	(5,852,711)	(68,381)	(2,105,685)	(3,136,052)

Net realized and unrealized
gain (loss) on investments	(2,146,642)	(1,024,936)	(4,854,750)	(104,230)	(5,713,970)	(4,195,844)

Increase (decrease) in net assets
resulting from operations	(2,110,725)	(497,011)	(4,908,694)	(107,905)	(5,511,385)	(4,286,225)

Accumulation unit transactions:
Participant deposits	145,430	692,006	727,456	10,036	710,270	435,666
Transfers between investment
sub-accounts and general account, net	(283,429)	(6,913,849)	1,801,601	(76,357)	(5,554,957)	(2,142,889)
Net surrenders and lapses	(995,392)	(1,530,590)	(910,311)	(54,951)	(2,482,719)	(619,118)
Contract benefits	(25,254)	(189,818)	(42,525)	–	(283,280)	(78,045)
Loan collateral interest received	40	–	36	–	295	–
Transfers for policy loans	359	–	258	–	1,668	(911)
Contract charges	(3,177)	(6,583)	(4,064)	(75)	(10,742)	(3,259)
Other	(160)	2,860	2,373	(2,022)	(329)	(1,953)

Total net accumulation unit transactions	(1,161,583)	(7,945,974)	1,574,824	(123,369)	(7,619,794)	(2,410,509)

Increase (decrease) in net assets	(3,272,308)	(8,442,985)	(3,333,870)	(231,274)	(13,131,179)	(6,696,734)

Net assets, beginning of period	$ 6,598,162	$ 14,424,718	$ 11,170,455	$ 318,507	$ 20,550,604	$ 8,427,980

Net assets, end of period	$ 3,325,854	$ 5,981,733	$ 7,836,585	$ 87,233	$ 7,419,425	$ 1,731,246

Units Issued, Transferred and Redeemed:
Beginning balance	489,066.33	1,255,322.99	617,151.46	25,823.38	1,112,047.50	493,762.64
Units issued	13,383.68	62,754.90	82,491.69	1,103.66	51,829.59	53,057.31
Units transferred	(26,083.58)	(626,985.81)	204,297.01	(8,397.23)	(405,354.32)	(260,970.37)
Units redeemed	(94,198.78)	(156,353.61)	(108,207.57)	(6,273.73)	(202,504.15)	(85,649.19)
Ending balance	382,167.65	534,738.47	795,732.59	12,256.08	556,018.62	200,200.39

The accompanying notes are an integral part of these financial statements.

			(A Separate Account of National Life Insurance Company)

			STATEMENTS OF CHANGES IN NET ASSETS

			FOR THE YEAR ENDED DECEMBER 31, 2008

		Dreyfus Variable Investment Fund			DWS Scudder Variable Series II
		Developing	Quality	Socially	Dreman	Dreman
	Appreciation	Leaders	Bond	Responsible	High Return Equity	Small Cap Value	Small Cap Index

Net investment income (loss)	$ 15,759	$ (1,108)	$ 42,592	$ (3,724)	$ 6,590	$ (5,435)	$(1)

Realized and unrealized
gain (loss) on investments:
Capital gains distributions	179,980	11,976	–	–	96,509	3,140,188	-

Net realized gain (loss) from shares sold	(381,452)	(86,432)	(26,589)	36,700	(90,645)	(5,521,099)	-

Net unrealized appreciation
(depreciation) on investments	(655,869)	(28,820)	(89,944)	(270,846)	(304,871)	(798,076)	76

Net realized and unrealized
gain (loss) on investments	(857,341)	(103,276)	(116,533)	(234,146)	(299,007)	(3,178,987)	76

Increase (decrease) in net assets
resulting from operations	(841,582)	(104,384)	(73,941)	(237,870)	(292,417)	(3,184,422)	75

Accumulation unit transactions:
Participant deposits	134,040	10,870	126,911	12,945	9,036	589,358	-
Transfers between investment
sub-accounts and general account, net	(646,811)	(18,586)	(51,372)	(8,338)	(155,323)	(1,118,236)	2,315
Net surrenders and lapses	(264,595)	(14,223)	(102,884)	(90,702)	(63,738)	(817,399)	-
Contract benefits	(18,945)	(16,823)	–	–	–	(35,076)	-
Loan collateral interest received	24	–	–	–	76	75	-
Transfers for policy loans	172	–	–	–	553	93	-
Contract charges	(1,557)	(235)	(766)	(447)	(304)	(2,758)	-
Other	(1,047)	559	123	(0)	229	1,337	12

Total net accumulation unit transactions	(798,719)	(38,438)	(27,988)	(86,542)	(209,471)	(1,382,606)	2,327

Increase (decrease) in net assets	(1,640,301)	(142,822)	(101,929)	(324,412)	(501,888)	(4,567,028)	2,402

Net assets, beginning of period	$ 2,788,894	$ 273,792	$ 1,234,621	$ 739,016	$ 780,627	$ 8,741,685	$ -

Net assets, end of period	$ 1,148,593	$ 130,970	$ 1,132,692	$ 414,604	$ 278,739	$ 4,174,657	$2,402

Units Issued, Transferred and Redeemed:
Beginning balance	216,453.19	26,843.91	111,744.54	90,726.82	58,291.22	544,208.72	-
Units issued	14,790.37	1,690.55	14,735.33	1,796.94	823.34	62,596.39	-
Units transferred	(71,371.02)	(2,890.57)	(5,964.71)	(1,157.49)	(14,152.71)	(118,769.14)	225.93
Units redeemed	(31,552.27)	(4,777.97)	(12,020.27)	(12,653.03)	(5,757.24)	(90,675.58)	1.19
Ending balance	128,320.27	20,865.92	108,494.89	78,713.24	39,204.61	397,360.39	227.12

The accompanying notes are an integral part of these financial statements.

			NATIONAL VARIABLE ANNUITY ACCOUNT II
			(A Separate Account of National Life Insurance Company)

			STATEMENTS OF CHANGES IN NET ASSETS

			FOR THE YEAR ENDED DECEMBER 31, 2008

		Franklin Templeton Variable Insurance Products Trust					JP Morgan Series Trust II
	Foreign	Mutual	Global	Small	Small Cap	US	International	Small
	Securities	Shares	Real Estate	Cap Growth	Value	Government	Equity	Company

Net investment income (loss)	$ 114,021	$ 29,221	$ (6,328)	$ (3,776)	$ (2,879)	$ (7,771)	$ 16,567	$ (13,782)

Realized and unrealized
gain (loss) on investments:
Capital gains distributions	1,068,253	79,770	482,596	35,881	77,698	–	615,453	128,299

Net realized gain (loss) from shares sold	(3,661,163)	(244,580)	(975,231)	(29,499)	(124,487)	1,625	(40,184)	(93,940)

Net unrealized appreciation
(depreciation) on investments	(3,415,864)	(713,433)	(393,696)	(140,888)	(319,700)	123,795	(2,437,475)	(431,185)

Net realized and unrealized
gain (loss) on investments	(6,008,774)	(878,243)	(886,331)	(134,506)	(366,489)	125,420	(1,862,206)	(396,826)

Increase (decrease) in net assets
resulting from operations	(5,894,753)	(849,022)	(892,659)	(138,282)	(369,368)	117,649	(1,845,639)	(410,608)

Accumulation unit transactions:
Participant deposits	755,607	116,290	116,562	15,987	54,740	27,894	217,680	20,201
Transfers between investment
sub-accounts and general account, net	(4,074,748)	(233,298)	(91,678)	(19,309)	(87,952)	7,805,189	(352,707)	(94,955)
Net surrenders and lapses	(933,822)	(244,101)	(403,309)	(52,931)	(185,750)	(117,141)	(574,876)	(249,852)
Contract benefits	(71,308)	(57,904)	–	–	(10,365)	–	–	(10,788)
Loan collateral interest received	32	–	75	–	–	–	15	14
Transfers for policy loans	229	–	553	–	–	–	(29)	(242)
Contract charges	(4,849)	(1,445)	(1,344)	(157)	(526)	(326)	(2,349)	(1,003)
Other	1,170	3,448	8,374	573	(473)	6,479	7,215	1,578

Total net accumulation unit transactions	(4,327,689)	(417,010)	(370,767)	(55,837)	(230,326)	7,722,095	(705,051)	(335,047)

Increase (decrease) in net assets	(10,222,442)	(1,266,032)	(1,263,426)	(194,119)	(599,694)	7,839,744	(2,550,690)	(745,655)

Net assets, beginning of period	$ 13,237,320	$ 2,368,336	$ 2,285,520	$ 353,466	$ 1,327,152	$ –	$ 4,826,192	$ 1,474,755

Net assets, end of period	$ 3,014,878	$ 1,102,304	$ 1,022,094	$ 159,347	$ 727,458	$ 7,839,744	$ 2,275,502	$ 729,100

Units Issued, Transferred and Redeemed:
Beginning balance	774,545.94	166,258.54	162,047.58	26,565.34	92,809.03	–	320,948.47	93,558.55
Units issued	82,847.34	11,568.75	10,839.25	1,559.20	3,753.22	2,775.29	18,304.79	1,482.86
Units transferred	(446,769.46)	(23,208.92)	(8,525.28)	(1,883.19)	(6,030.41)	776,564.86	(29,659.26)	(6,970.22)
Units redeemed	(110,580.72)	(29,844.88)	(36,791.87)	(5,121.72)	(13,514.96)	(11,042.60)	(47,933.58)	(19,106.94)
Ending balance	300,043.10	124,773.49	127,569.68	21,119.63	77,016.88	768,297.55	261,660.42	68,964.25

		NATIONAL VARIABLE ANNUITY ACCOUNT II
		(A Separate Account of National Life Insurance Company)

		STATEMENTS OF CHANGES IN NET ASSETS

		FOR THE YEAR ENDED DECEMBER 31, 2008

		Neuberger Berman Advisors Management Trust
	Mid Cap		Short	Small Cap	Socially
	Growth	Partners	Duration Bond(2)	Growth(1)	Responsive

Net investment income (loss)	$ (14,129)	$ (22,010)	$ 531,799	$ (63,992)	$ (2)

Realized and unrealized
gain (loss) on investments:
Capital gains distributions	–	415,686	–	161,026	–

Net realized gain (loss) from shares sold	(544)	(308,315)	(829,131)	(1,993,853)	–

Net unrealized appreciation
(depreciation) on investments	(532,778)	(1,739,649)	(2,306,596)	(398,857)	18

Net realized and unrealized
gain (loss) on investments	(533,322)	(1,632,278)	(3,135,727)	(2,231,684)	18

Increase (decrease) in net assets
resulting from operations	(547,451)	(1,654,288)	(2,603,928)	(2,295,676)	16

Accumulation unit transactions:
Participant deposits	84,626	276,986	981,028	416,222	–
Transfers between investment
sub-accounts and general account, net	(337,927)	(42,129)	(3,551,975)	(2,398,847)	3,394
Net surrenders and lapses	(125,667)	(383,782)	(1,804,177)	(286,053)	–
Contract benefits	–	–	(224,783)	(32,882)	–
Loan collateral interest received	–	156	28	40	–
Transfers for policy loans	–	1,147	200	286	–
Contract charges	(478)	(1,546)	(7,561)	(2,098)	–
Other	2,074	2,428	2,501	563	–

Total net accumulation unit transactions	(377,372)	(146,740)	(4,604,739)	(2,302,769)	3,394

Increase (decrease) in net assets	(924,823)	(1,801,028)	(7,208,667)	(4,598,445)	3,410

Net assets, beginning of period	$ 1,479,765	$ 3,226,769	$ 18,374,326	$ 5,542,035	$ –

Net assets, end of period	$ 554,942	$ 1,425,741	$ 11,165,659	$ 943,590	$ 3,410

Units Issued, Transferred and Redeemed:
Beginning balance	83,823.01	193,427.51	1,735,213.11	485,098.06	–
Units issued	6,174.00	21,466.97	106,539.10	62,668.88	–
Units transferred	(24,653.77)	(3,265.08)	(385,742.52)	(361,184.70)	342.54
Units redeemed	(9,051.77)	(29,574.58)	(220,868.80)	(48,202.77)	–
Ending balance	56,291.47	182,054.82	1,235,140.89	138,379.47	342.54

(1) During 2008, Neuberger Berman Fasciano Portfolio was renamed to Small Cap Growth Portfolio.

(2) During 2008, Neuberger Berman Limited Maturity Bond Portfolio was renamed Short Duration Bond Portfolio.

The accompanying notes are an integral part of these financial statements.

		NATIONAL VARIABLE ANNUITY ACCOUNT II
		(A Separate Account of National Life Insurance Company)

		STATEMENTS OF CHANGES IN NET ASSETS

		FOR THE YEAR ENDED DECEMBER 31, 2008

			Sentinel Variable Products Trust
			Common	Mid Cap	Money	Small
	Balanced	Bond	Stock	Growth	Market	Company

Net investment income (loss)	$ 144,789	$ 310,625	$ (153,027)	$ (144,544)	$ 50,113	$ (384,545)

Realized and unrealized
gain (loss) on investments:
Capital gains distributions	37,915	–	–	–	–	311,814

Net realized gain (loss) from shares sold	(75,040)	(162,856)	1,252,804	632,416	–	(2,538,604)

Net unrealized appreciation
(depreciation) on investments	(3,560,333)	135,132	(15,987,664)	(6,301,562)	–	(9,584,189)

Net realized and unrealized
gain (loss) on investments	(3,597,458)	(27,724)	(14,734,860)	(5,669,146)	–	(11,810,979)

Increase (decrease) in net assets
resulting from operations	(3,452,669)	282,901	(14,887,887)	(5,813,690)	50,113	(12,195,524)

Accumulation unit transactions:
Participant deposits	306,795	512,349	1,969,341	216,358	546,172	1,221,728
Transfers between investment
sub-accounts and general account, net	(195,115)	(507,579)	(2,938,043)	(28,436)	10,656,081	(1,429,980)
Net surrenders and lapses	(2,652,819)	(3,182,511)	(5,811,518)	(1,529,558)	(7,593,387)	(4,781,941)
Contract benefits	(116,886)	(168,340)	(312,108)	(151,902)	(68,723)	(284,201)
Loan collateral interest received	–	79	48	90	226	213
Transfers for policy loans	–	933	340	691	(394)	1,803
Contract charges	(10,032)	(9,386)	(22,682)	(7,897)	(6,997)	(19,704)
Other	1,312	(679)	(4,052)	(4,238)	304	(163)

Total net accumulation unit transactions	(2,666,745)	(3,355,134)	(7,118,674)	(1,504,892)	3,533,282	(5,292,245)

Increase (decrease) in net assets	(6,119,414)	(3,072,233)	(22,006,561)	(7,318,582)	3,583,395	(17,487,769)

Net assets, beginning of period	$ 15,263,919	$ 16,223,177	$ 46,837,430	$ 13,577,411	$ 10,185,585	$ 40,042,276

Net assets, end of period	$ 9,144,505	$ 13,150,944	$ 24,830,869	$ 6,258,829	$ 13,768,980	$ 22,554,507

Units Issued, Transferred and Redeemed:
Beginning balance	943,052.61	1,062,958.16	2,603,670.88	718,600.16	811,951.30	1,236,392.58
Units issued	21,818.17	33,274.30	141,975.04	13,784.48	43,344.64	44,639.71
Units transferred	(13,875.89)	(32,964.51)	(211,811.26)	(1,811.70)	845,674.43	(52,248.86)
Units redeemed	(197,591.78)	(218,207.47)	(443,367.94)	(107,851.53)	(608,615.12)	(185,759.78)
Ending balance	753,403.11	845,060.48	2,090,466.72	622,721.41	1,092,355.25	1,043,023.65

The accompanying notes are an integral part of these financial statements.

		NATIONAL VARIABLE ANNUITY ACCOUNT II
		(A Separate Account of National Life Insurance Company)

		STATEMENTS OF CHANGES IN NET ASSETS

		FOR THE YEAR ENDED DECEMBER 31, 2008

	T Rowe Price Equity Series			Van Eck IT Worldwide
	Blue Chip	Equity	Health		Emerging
	Growth	Income	Sciences	Bond	Market

Net investment income (loss)	$ (166,971)	$ 69,970	$ (18,961)	$ –	$ (2,940)

Realized and unrealized
gain (loss) on investments:
Capital gains distributions	–	43,111	12,578	–	–

Net realized gain (loss) from shares sold	(3,079,161)	(283,774)	(24,554)	–	3,013

Net unrealized appreciation
(depreciation) on investments	(3,715,435)	(196,146)	(471,043)	(11)	173,961

Net realized and unrealized
gain (loss) on investments	(6,794,596)	(436,809)	(483,019)	(11)	176,974

Increase (decrease) in net assets
resulting from operations	(6,961,567)	(366,839)	(501,980)	(11)	174,034

Accumulation unit transactions:
Participant deposits	1,116,914	118,531	81,883	–	8,771
Transfers between investment
sub-accounts and general account, net	(5,201,045)	8,850,511	169,187	742	2,753,508
Net surrenders and lapses	(1,229,693)	(367,381)	(76,046)	–	(37,933)
Contract benefits	(100,311)	(15,947)	(55,414)	–	–
Loan collateral interest received	71	–	–	–	–
Transfers for policy loans	515	–	(810)	–	–
Contract charges	(5,765)	(1,176)	(853)	–	(131)
Other	1,032	12,478	(1,087)	(1)	108,709

Total net accumulation unit transactions	(5,418,282)	8,597,016	116,860	741	2,832,924

Increase (decrease) in net assets	(12,379,849)	8,230,177	(385,120)	730	3,006,958

Net assets, beginning of period	$ 15,318,257	$ 1,649,860	$ 1,395,750	$ –	$ –

Net assets, end of period	$ 2,938,408	$ 9,880,037	$ 1,010,630	$ 730	$ 3,006,958

Units Issued, Transferred and Redeemed:
Beginning balance	1,139,712.29	121,053.58	97,259.14	–	–
Units issued	155,248.34	14,233.73	2,503.42	–	886.21
Units transferred	(722,932.38)	1,062,808.47	5,172.57	68.67	278,202.45
Units redeemed	(185,443.83)	(44,674.67)	(4,103.22)	(0.01)	7,137.67
Ending balance	386,584.42	1,153,421.11	100,831.91	68.66	286,226.33

The accompanying notes are an integral part of these financial statements.

		NATIONAL VARIABLE ANNUITY ACCOUNT II
	(A Separate Account of National Life Insurance Company)

		STATEMENTS OF CHANGES IN NET ASSETS

		FOR THE YEAR ENDED DECEMBER 31, 2008

		Variable Insurance Product Funds
		Equity		High
	Contrafund	Income	Growth	Income	Index 500

Net investment income (loss)	$ (77,096)	$ 79,895	$ (59,474)	$ 472,374	$ 91,201

Realized and unrealized
gain (loss) on investments:
Capital gains distributions	491,313	14,266	–	–	198,564

Net realized gain (loss) from shares sold	(489,904)	(1,844,871)	426,864	(899,686)	488,751

Net unrealized appreciation
(depreciation) on investments	(8,519,442)	(5,427,025)	(6,158,831)	(1,768,930)	(8,477,106)

Net realized and unrealized
gain (loss) on investments	(8,518,033)	(7,257,630)	(5,731,967)	(2,668,616)	(7,789,791)

Increase (decrease) in net assets
resulting from operations	(8,595,129)	(7,177,735)	(5,791,441)	(2,196,242)	(7,698,590)

Accumulation unit transactions:
Participant deposits	429,434	271,339	217,825	275,704	576,759
Transfers between investment
sub-accounts and general account, net	(447,947)	(1,534,493)	(117,260)	(936,305)	(721,105)
Net surrenders and lapses	(2,366,483)	(1,975,033)	(1,322,407)	(1,493,478)	(3,206,132)
Contract benefits	(58,801)	(117,658)	(13,026)	(156,272)	(88,365)
Loan collateral interest received	152	–	289	131	228
Transfers for policy loans	1,114	–	200	1,577	121
Contract charges	(12,410)	(8,188)	(7,109)	(5,386)	(13,962)
Other	(21)	2,025	(1,064)	4,678	1,440

Total net accumulation unit transactions	(2,454,962)	(3,362,008)	(1,242,552)	(2,309,351)	(3,451,016)

Increase (decrease) in net assets	(11,050,091)	(10,539,743)	(7,033,993)	(4,505,593)	(11,149,606)

Net assets, beginning of period	$ 21,218,249	$ 17,672,607	$ 12,974,933	$ 9,597,025	$ 22,362,548

Net assets, end of period	$ 10,168,158	$ 7,132,864	$ 5,940,940	$ 5,091,432	$ 11,212,942

Units Issued, Transferred and Redeemed:
Beginning balance	814,520.78	982,693.53	718,993.68	848,981.86	1,356,255.13
Units issued	22,031.82	22,703.51	15,267.08	28,666.69	43,727.81
Units transferred	(22,981.62)	(128,394.33)	(8,218.56)	(97,353.56)	(54,671.66)
Units redeemed	(125,000.40)	(175,615.69)	(94,137.21)	(171,430.96)	(250,700.02)
Ending balance	688,570.58	701,387.02	631,904.99	608,864.03	1,094,611.26

The accompanying notes are an integral part of these financial statements.

		NATIONAL VARIABLE ANNUITY ACCOUNT II
	(A Separate Account of National Life Insurance Company)

		STATEMENTS OF CHANGES IN NET ASSETS

		FOR THE YEAR ENDED DECEMBER 31, 2008

	Variable Insurance Product Funds			Wells Fargo Variable Trust Funds
	Investment
	Grade Bond	Mid Cap	Overseas	Discovery	Opportunity

Net investment income (loss)	$ 612,244	$ (25,475)	$ 34,647	$ (64,402)	$ 27,396

Realized and unrealized
gain (loss) on investments:
Capital gains distributions	17,248	731,670	2,010,672	–	1,255,788

Net realized gain (loss) from shares sold	(855,683)	(705,755)	(2,446,186)	364,319	(448,556)

Net unrealized appreciation
(depreciation) on investments	(830,398)	(1,685,421)	(8,842,431)	(2,761,097)	(3,442,919)

Net realized and unrealized
gain (loss) on investments	(1,668,833)	(1,659,506)	(9,277,945)	(2,396,778)	(2,635,687)

Increase (decrease) in net assets
resulting from operations	(1,056,589)	(1,684,981)	(9,243,298)	(2,461,180)	(2,608,291)

Accumulation unit transactions:
Participant deposits	491,721	179,422	621,456	73,985	110,058
Transfers between investment
sub-accounts and general account, net	(5,335,253)	2,960,327	(3,328,012)	(339,520)	(313,403)
Net surrenders and lapses	(3,868,189)	(707,589)	(1,957,594)	(763,136)	(862,599)
Contract benefits	(342,125)	(39,190)	(143,492)	(11,424)	(11,743)
Loan collateral interest received	66	–	88	319	24
Transfers for policy loans	898	–	578	1,088	240
Contract charges	(11,714)	(3,147)	(8,866)	(3,924)	(4,003)
Other	1,809	3,797	(17,264)	674	(1,656)

Total net accumulation unit transactions	(9,062,787)	2,393,620	(4,833,106)	(1,041,938)	(1,083,082)

Increase (decrease) in net assets	(10,119,376)	708,639	(14,076,404)	(3,503,118)	(3,691,373)

Net assets, beginning of period	$ 22,440,600	$ 5,382,542	$ 20,560,266	$ 6,238,378	$ 7,210,914

Net assets, end of period	$ 12,321,224	$ 6,091,181	$ 6,483,862	$ 2,735,260	$ 3,519,541

Units Issued, Transferred and Redeemed:
Beginning balance	1,660,150.55	296,831.58	1,138,868.59	287,929.41	308,691.14
Units issued	38,238.82	19,915.11	63,101.86	4,107.71	5,449.23
Units transferred	(414,897.41)	328,584.29	(337,921.99)	(18,850.46)	(15,517.25)
Units redeemed	(328,111.51)	(82,817.31)	(215,927.09)	(43,106.63)	(43,557.67)
Ending balance	955,380.45	562,513.67	648,121.37	230,080.03	255,065.45

The accompanying notes are an integral part of these financial statements.

		NATIONAL VARIABLE ANNUITY ACCOUNT II
		(A Separate Account of National Life Insurance Company)

		STATEMENTS OF CHANGES IN NET ASSETS

		FOR THE YEAR ENDED DECEMBER 31, 2007

	AIM Variable Insurance Funds				Alger American Fund
		Health			Leveraged	Small
	Dynamics	Sciences (1)	Technology	Growth	AllCap	Capitalization

Net investment income (loss)	$ (35,335)	$ (55,526)	$ (23,496)	$ (104,421)	$ (49,575)	$ (76,849)

Realized and unrealized
gain (loss) on investments:
Capital gains distributions	–	–	–	–	–	–

Net realized gain (loss) from shares sold	333,418	355,802	119,595	1,605,435	404,888	930,912

Net unrealized appreciation
(depreciation) on investments	(35,527)	91,787	4,859	195,357	605,546	(55,517)

Net realized and unrealized
gain (loss) on investments	297,891	447,589	124,454	1,800,792	1,010,434	875,395

Increase (decrease) in net assets
resulting from operations	262,556	392,063	100,959	1,696,371	960,859	798,546

Accumulation unit transactions:
Participant deposits	72,773	77,145	49,772	131,397	114,724	222,590
Transfers between investment
sub-accounts and general account, net	(121,960)	(260,585)	(88,139)	(683,448)	1,240,698	(169,300)
Net surrenders and lapses	(379,691)	(530,139)	(236,580)	(2,671,239)	(383,385)	(991,670)
Contract benefits	(15,635)	(67,305)	–	(115,789)	(3,619)	(9,979)
Loan collateral interest received	–	130	155	123	73	28
Transfers for policy loans	–	1,178	1,627	524	730	(48)
Contract charges	(1,404)	(2,842)	(1,495)	(7,993)	(2,307)	(4,231)
Other	(695)	(289)	(217)	(87)	1,256	(1,142)

Total net accumulation unit transactions	(446,611)	(782,707)	(274,876)	(3,346,513)	968,169	(953,752)

Increase (decrease) in net assets	(184,055)	(390,644)	(173,918)	(1,650,142)	1,929,028	(155,206)

Net assets, beginning of period	$ 2,546,709	$ 4,173,968	$ 1,773,001	$ 10,743,125	$ 2,448,421	$ 5,312,660

Net assets, end of period	$ 2,362,654	$ 3,783,324	$ 1,599,083	$ 9,092,983	$ 4,377,449	$ 5,157,454

Units Issued, Transferred and Redeemed:
Beginning balance	274,929.94	415,276.77	387,355.19	682,503.10	240,392.39	374,886.88
Units issued	7,230.16	7,295.30	10,576.58	7,621.19	10,190.43	14,025.53
Units transferred	(12,116.90)	(24,642.40)	(18,729.55)	(39,640.84)	110,205.62	(10,667.68)
Units redeemed	(39,484.85)	(56,670.02)	(50,257.98)	(162,082.20)	(34,397.93)	(63,454.38)
Ending balance	230,558.35	341,259.65	328,944.24	488,401.25	326,390.51	314,790.35

The accompanying notes are an integral part of these financial statements.

		NATIONAL VARIABLE ANNUITY ACCOUNT II
		(A Separate Account of National Life Insurance Company)

		STATEMENTS OF CHANGES IN NET ASSETS

		FOR THE YEAR ENDED DECEMBER 31, 2007

			American Century Variable Portfolios
	Income &	Inflation
	Growth	Protection	International	Ultra	Value	Vista

Net investment income (loss)	$ 41,635	$ 438,397	$ (77,840)	$ (2,906)	$ 27,291	$ (140,390)

Realized and unrealized
gain (loss) on investments:
Capital gains distributions	–	–	–	–	1,676,928	-

Net realized gain (loss) from shares sold	904,495	(74,480)	874,291	11,797	296,804	2,204,745

Net unrealized appreciation
(depreciation) on investments	(989,740)	696,867	712,816	22,789	(3,364,750)	1,154,428

Net realized and unrealized
gain (loss) on investments	(85,245)	622,387	1,587,107	34,586	(1,391,019)	3,359,173

Increase (decrease) in net assets
resulting from operations	(43,610)	1,060,785	1,509,268	31,680	(1,363,728)	3,218,783

Accumulation unit transactions:
Participant deposits	248,531	1,581,653	1,612,616	29,830	1,747,247	1,292,549
Transfers between investment
sub-accounts and general account, net	(294,405)	1,266,127	355,195	121,193	2,701,721	(5,384,189)
Net surrenders and lapses	(1,486,253)	(1,237,282)	(781,396)	(3,247)	(2,870,671)	(828,734)
Contract benefits	(58,359)	(73,299)	(40,391)	–	(271,946)	(69,215)
Loan collateral interest received	94	–	46	–	312	–
Transfers for policy loans	531	–	240	–	(1,134)	-
Contract charges	(3,909)	(6,059)	(4,025)	(80)	(12,790)	(4,469)
Other	(47)	1,825	(878)	(243)	(4,643)	2,221

Total net accumulation unit transactions	(1,593,818)	1,532,964	1,141,406	147,452	1,288,096	(4,991,837)

Increase (decrease) in net assets	(1,637,428)	2,593,749	2,650,674	179,132	(75,631)	(1,773,055)

Net assets, beginning of period	$ 8,235,590	$ 11,830,969	$ 8,519,781	$ 139,375	$ 20,626,235	$ 10,201,035

Net assets, end of period	$ 6,598,162	$ 14,424,718	$ 11,170,455	$ 318,507	$ 20,550,604	$ 8,427,980

Units Issued, Transferred and Redeemed:
Beginning balance	601,543.80	1,113,774.46	547,976.90	13,484.80	1,044,069.87	823,729.18
Units issued	17,539.10	146,044.24	97,732.08	2,496.09	92,208.73	85,439.05
Units transferred	(20,776.48)	116,909.72	21,526.48	10,141.28	142,579.88	(355,901.48)
Units redeemed	(109,240.09)	(121,405.43)	(50,084.00)	(298.79)	(166,810.98)	(59,504.11)
Ending balance	489,066.33	1,255,322.99	617,151.46	25,823.38	1,112,047.50	493,762.64

The accompanying notes are an integral part of these financial statements.

		NATIONAL VARIABLE ANNUITY ACCOUNT II
		(A Separate Account of National Life Insurance Company)

		STATEMENTS OF CHANGES IN NET ASSETS

		FOR THE YEAR ENDED DECEMBER 31, 2007

		Dreyfus Variable Investment Fund			DWS Scudder Variable Series II (1)
		Developing	Quality	Socially	Dreman	Dreman
	Appreciation	Leaders	Bond	Responsible	High Return Equity	Small Cap Value

Net investment income (loss)	$ 49,432	$ (2,011)	$ 36,686	$ (6,805)	$ (2,685)	$ (58,438)

Realized and unrealized
gain (loss) on investments:
Capital gains distributions	–	28,149	–	–	6,549	447,799

Net realized gain (loss) from shares sold	1,212,642	(2,856)	(4,591)	73,986	36,006	80,329

Net unrealized appreciation
(depreciation) on investments	(932,231)	(61,298)	(9,595)	(21,675)	(68,715)	(648,009)

Net realized and unrealized
gain (loss) on investments	280,411	(36,005)	(14,186)	52,311	(26,160)	(119,880)

Increase (decrease) in net assets
resulting from operations	329,843	(38,016)	22,500	45,506	(28,846)	(178,318)

Accumulation unit transactions:
Participant deposits	780,228	24,950	82,592	32,009	74,051	757,506
Transfers between investment
sub-accounts and general account, net	(6,615,366)	86,734	304,864	(60,902)	86,512	6,124,735
Net surrenders and lapses	(592,234)	(9,534)	(45,265)	(84,341)	(24,125)	(489,739)
Contract benefits	(16,566)	(1,386)	(949)	(38,590)	–	(34,822)
Loan collateral interest received	31	–	–	–	42	42
Transfers for policy loans	160	–	–	–	–	(3,073)
Contract charges	(2,875)	(253)	(578)	(517)	(375)	(2,132)
Other	5	(79)	(133)	(479)	(2,747)	(1,403)

Total net accumulation unit transactions	(6,446,617)	100,433	340,530	(152,820)	133,358	6,351,115

Increase (decrease) in net assets	(6,116,774)	62,417	363,030	(107,314)	104,513	6,172,797

Net assets, beginning of period	$ 8,905,668	$ 211,375	$ 871,591	$ 846,330	$ 676,114	$ 2,568,888

Net assets, end of period	$ 2,788,894	$ 273,792	$ 1,234,621	$ 739,016	$ 780,627	$ 8,741,685

Units Issued, Transferred and Redeemed:
Beginning balance	730,198.31	18,175.92	80,546.01	110,434.19	48,695.97	161,908.39
Units issued	62,178.09	2,153.36	7,566.86	4,127.79	5,328.01	45,597.49
Units transferred	(527,193.09)	7,485.69	27,930.85	(7,853.79)	6,224.59	368,673.59
Units redeemed	(48,730.12)	(971.06)	(4,299.18)	(15,981.37)	(1,957.35)	(31,970.75)
Ending balance	216,453.19	26,843.91	111,744.54	90,726.82	58,291.22	544,208.72

	(1) In 2006, the Scudder Variable Series II mutual fund portfolio was renamed DWS Scudder Variable Series II.

The accompanying notes are an integral part of these financial statements.

		NATIONAL VARIABLE ANNUITY ACCOUNT II
		(A Separate Account of National Life Insurance Company)

		STATEMENTS OF CHANGES IN NET ASSETS

		FOR THE YEAR ENDED DECEMBER 31, 2007

		Franklin Templeton Variable Insurance Products Trust				JP Morgan Series Trust II
	Foreign	Mutual	Global	Small	Small	International	Small
	Securities	Shares	Real Estate(1)	Cap	Cap Value	Equity	Company

Net investment income (loss)	$ 51,733	$ 1,079	$ 28,612	$ (4,796)	$ (11,492)	$ (17,149)	$ (24,453)

Realized and unrealized
gain (loss) on investments:
Capital gains distributions	477,008	79,479	217,214	23,355	88,902	–	79,425

Net realized gain (loss) from shares sold	583,390	131,517	(95,625)	30,952	111,459	670,464	98,019

Net unrealized appreciation
(depreciation) on investments	368,168	(184,550)	(858,203)	(21,223)	(242,399)	(267,828)	(255,995)

Net realized and unrealized
gain (loss) on investments	1,428,566	26,445	(736,614)	33,084	(42,037)	402,636	(78,551)

Increase (decrease) in net assets
resulting from operations	1,480,299	27,525	(708,002)	28,288	(53,530)	385,487	(103,005)

Accumulation unit transactions:
Participant deposits	1,747,724	397,383	379,728	73,872	184,209	319,140	56,531
Transfers between investment
sub-accounts and general account, net	1,721,663	411,639	(238,300)	33,532	(12,858)	(145,272)	(216,381)
Net surrenders and lapses	(853,833)	(243,470)	(289,523)	(78,432)	(261,865)	(600,938)	(226,072)
Contract benefits	(46,644)	–	(543)	–	–	(1,588)	–
Loan collateral interest received	41	–	42	–	–	14	19
Transfers for policy loans	213	–	–	–	–	(31)	134
Contract charges	(4,949)	(1,580)	(2,070)	(194)	(725)	(2,823)	(1,213)
Other	(2,557)	(1,597)	(2,470)	174	(152)	(1,352)	(336)

Total net accumulation unit transactions	2,561,659	562,375	(153,136)	28,952	(91,390)	(432,849)	(387,318)

Increase (decrease) in net assets	4,041,958	589,899	(861,138)	57,240	(144,920)	(47,362)	(490,323)

Net assets, beginning of period	$ 9,195,362	$ 1,778,437	$ 3,146,658	$ 296,226	$ 1,472,072	$ 4,873,554	$ 1,965,078

Net assets, end of period	$ 13,237,320	$ 2,368,336	$ 2,285,520	$ 353,466	$ 1,327,152	$ 4,826,192	$ 1,474,755

Units Issued, Transferred and Redeemed:
Beginning balance	612,574.54	127,395.57	174,101.91	24,421.84	99,096.40	349,417.97	115,961.87
Units issued	110,507.00	27,461.19	29,890.84	5,469.23	12,672.99	20,990.60	3,269.86
Units transferred	108,859.21	28,446.36	(18,758.13)	2,482.57	(884.59)	(9,554.87)	(12,515.95)
Units redeemed	(57,394.81)	(17,044.58)	(23,187.04)	(5,808.30)	(18,075.77)	(39,905.23)	(13,157.23)
Ending balance	774,545.94	166,258.54	162,047.58	26,565.34	92,809.03	320,948.47	93,558.55

(1) Formerly known as Franklin Real Estate Fund.

The accompanying notes are an integral part of these financial statements.

	NATIONAL VARIABLE ANNUITY ACCOUNT II
	(A Separate Account of National Life Insurance Company)

	STATEMENTS OF CHANGES IN NET ASSETS

	FOR THE YEAR ENDED DECEMBER 31, 2007

	Neuberger Berman Advisors Management Trust
		Limited	Mid Cap
	Fasciano	Maturity	Growth	Partners

Net investment income (loss)	$ (75,646)	$ 251,289	$ (15,423)	$ (25,190)

Realized and unrealized
gain (loss) on investments:
Capital gains distributions	41,318	–	–	327,525

Net realized gain (loss) from shares sold	131,183	38,977	59,710	130,838

Net unrealized appreciation
(depreciation) on investments	(167,727)	260,330	125,846	(183,746)

Net realized and unrealized
gain (loss) on investments	4,773	299,307	185,556	274,616

Increase (decrease) in net assets
resulting from operations	(70,873)	550,596	170,133	249,426

Accumulation unit transactions:
Participant deposits	980,698	2,185,024	180,017	274,401
Transfers between investment
sub-accounts and general account, net	234,321	2,095,797	658,002	(127,453)
Net surrenders and lapses	(443,929)	(1,587,654)	(102,694)	(337,856)
Contract benefits	(34,081)	(79,949)	–	(15,330)
Loan collateral interest received	51	36	–	139
Transfers for policy loans	267	187	–	(2,211)
Contract charges	(2,187)	(7,313)	(398)	(1,955)
Other	(909)	(754)	991	(1,641)

Total net accumulation unit transactions	734,231	2,605,374	735,918	(211,906)

Increase (decrease) in net assets	663,358	3,155,970	906,051	37,519

Net assets, beginning of period	$ 4,878,677	$ 15,218,356	$ 573,714	$ 3,189,250

Net assets, end of period	$ 5,542,035	$ 18,374,326	$ 1,479,765	$ 3,226,769

Units Issued, Transferred and Redeemed:
Beginning balance	423,265.64	1,484,819.93	39,266.72	206,120.72
Units issued	82,588.33	209,994.86	12,320.90	16,436.68
Units transferred	19,733.04	201,419.59	38,019.03	(7,634.45)
Units redeemed	(40,488.95)	(161,021.27)	(5,783.64)	(21,495.44)
Ending balance	485,098.06	1,735,213.11	83,823.01	193,427.51

The accompanying notes are an integral part of these financial statements.

			NATIONAL VARIABLE ANNUITY ACCOUNT II
			(A Separate Account of National Life Insurance Company)

		STATEMENTS OF CHANGES IN NET ASSETS

		FOR THE YEAR ENDED DECEMBER 31, 2007

			Sentinel Variable Products Trust
			Common	Growth	Mid Cap	Money	Small
	Balanced	Bond	Stock	Index (2)	Growth	Market	Company

Net investment income (loss)	$ 115,445	$ 411,821	$ (140,395)	$ -	$ (190,912)	$ 339,136	$ (337,619)

Realized and unrealized
gain (loss) on investments:
Capital gains distributions	862,554	–	874,968	–	–	–	3,847,066

Net realized gain (loss) from shares sold	1,185,920	(135,703)	3,307,957	–	1,508,792	–	881,540

Net unrealized appreciation
(depreciation) on investments	(1,019,469)	614,462	(180,624)	–	1,205,810	–	(1,546,426)

Net realized and unrealized
gain (loss) on investments	1,029,005	478,759	4,002,301	–	2,714,602	–	3,182,180

Increase (decrease) in net assets
resulting from operations	1,144,450	890,580	3,861,906	–	2,523,690	339,136	2,844,561

Accumulation unit transactions:
Participant deposits	440,667	992,495	3,767,528	–	309,268	741,900	2,650,752
Transfers between investment
sub-accounts and general account, net	916,663	23,120	(37,110)	–	(541,022)	5,237,433	(177,371)
Net surrenders and lapses	(3,878,909)	(2,734,373)	(5,574,052)	–	(2,158,890)	(6,451,853)	(4,629,712)
Contract benefits	(51,341)	(263,276)	(161,534)	–	(90,845)	(10,374)	(272,028)
Loan collateral interest received	–	158	61	–	109	212	284
Transfers for policy loans	–	1,798	317	–	658	(369)	1,822
Contract charges	(12,299)	(9,305)	(26,077)	–	(9,524)	(5,936)	(23,866)
Other	284	131	(5)	–	325	1,852	1,120

Total net accumulation unit transactions	(2,584,934)	(1,989,252)	(2,030,870)	–	(2,489,918)	(487,135)	(2,448,999)

Increase (decrease) in net assets	(1,440,484)	(1,098,672)	1,831,037	–	33,772	(147,999)	395,562

Net assets, beginning of period	$ 16,704,403	$ 17,321,849	$ 45,006,393	$ –	$ 13,543,639	$ 10,333,584	$ 39,646,714

Net assets, end of period	$ 15,263,919	$ 16,223,177	$ 46,837,430	$ –	$ 13,577,411	$ 10,185,585	$ 40,042,276

Units Issued, Transferred and Redeemed:
Beginning balance	1,103,558.00	1,198,084.14	2,718,931.25	–	862,387.68	851,095.95	1,311,018.77
Units issued	27,362.17	67,418.30	213,822.94	–	17,859.59	59,616.91	80,774.02
Units transferred	56,918.03	1,570.49	(2,106.12)	–	(31,242.85)	420,864.66	(5,404.88)
Units redeemed	(244,785.59)	(204,114.77)	(326,977.19)	–	(130,404.26)	(519,626.22)	(149,995.33)
Ending balance	943,052.61	1,062,958.16	2,603,670.88	–	718,600.16	811,951.30	1,236,392.58

(2) In 2006, the assets of the SVPT Growth Fund were merged with the assets of the SVPT Mid Cap Growth Fund.

The accompanying notes are an integral part of these financial statements.

		NATIONAL VARIABLE ANNUITY ACCOUNT II
		(A Separate Account of National Life Insurance Company)

		STATEMENTS OF CHANGES IN NET ASSETS

		FOR THE YEAR ENDED DECEMBER 31, 2007

	T Rowe Price Equity Series			Variable Insurance Product Funds
	Blue Chip	Equity	Health		Equity
	Growth	Income	Sciences	Contrafund	Income	Growth

Net investment income (loss)	$ (210,700)	$ 1,393	$ (22,644)	$ (107,749)	$ 76,391	$ (71,771)

Realized and unrealized
gain (loss) on investments:
Capital gains distributions	–	99,402	103,289	5,111,882	1,478,024	10,650

Net realized gain (loss) from shares sold	1,086,029	86,434	206,418	2,615,432	1,743,100	1,536,786

Net unrealized appreciation
(depreciation) on investments	731,695	(158,204)	(79,979)	(4,453,187)	(3,232,807)	1,413,941

Net realized and unrealized
gain (loss) on investments	1,817,724	27,632	229,728	3,274,127	(11,682)	2,961,377

Increase (decrease) in net assets
resulting from operations	1,607,024	29,025	207,084	3,166,378	64,709	2,889,606

Accumulation unit transactions:
Participant deposits	2,510,193	266,860	149,704	1,095,116	687,126	322,041
Transfers between investment
sub-accounts and general account, net	(2,696,659)	(48,858)	(542,423)	(366,786)	1,920,172	(435,030)
Net surrenders and lapses	(1,354,947)	(151,101)	(153,063)	(3,319,496)	(3,358,938)	(2,295,523)
Contract benefits	(65,939)	–	–	(179,601)	(286,387)	(136,564)
Loan collateral interest received	92	–	–	137	–	347
Transfers for policy loans	480	–	-	(2,102)	–	464
Contract charges	(6,911)	(806)	(941)	(13,946)	(10,324)	(8,582)
Other	125	(898)	(17)	(1,243)	1,863	106

Total net accumulation unit transactions	(1,613,566)	65,197	(546,739)	(2,787,921)	(1,046,489)	(2,552,743)

Increase (decrease) in net assets	(6,543)	94,222	(339,655)	378,457	(981,780)	336,863

Net assets, beginning of period	$ 15,324,800	$ 1,555,638	$ 1,735,405	$ 20,839,792	$ 18,654,387	$ 12,638,070

Net assets, end of period	$ 15,318,257	$ 1,649,860	$ 1,395,750	$ 21,218,249	$ 17,672,607	$ 12,974,933

Units Issued, Transferred and Redeemed:
Beginning balance	1,264,772.76	115,963.86	140,366.78	927,655.92	1,038,522.00	876,812.79
Units issued	194,554.08	20,832.92	11,803.44	44,440.33	36,657.03	19,909.66
Units transferred	(209,006.29)	(3,814.21)	(42,767.32)	(14,884.34)	102,438.05	(26,895.03)
Units redeemed	(110,608.26)	(11,928.99)	(12,143.76)	(142,691.13)	(194,923.55)	(150,833.74)
Ending balance	1,139,712.29	121,053.58	97,259.14	814,520.78	982,693.53	718,993.68

The accompanying notes are an integral part of these financial statements.

		NATIONAL VARIABLE ANNUITY ACCOUNT II
	(A Separate Account of National Life Insurance Company)

		STATEMENTS OF CHANGES IN NET ASSETS

		FOR THE YEAR ENDED DECEMBER 31, 2007

			Variable Insurance Product Funds			Wells Fargo Variable Trust Funds
	High		Investment
	Income	Index 500	Grade Bond	Mid Cap	Overseas	Discovery	Opportunity

Net investment income (loss)	$ 660,837	$ 533,500	$ 663,719	$ (25,786)	$ 357,075	$ (90,715)	$ (65,577)

Realized and unrealized
gain (loss) on investments:
Capital gains distributions	–	–	–	496,014	1,081,005	–	1,128,021

Net realized gain (loss) from shares sold	25,544	2,819,150	(353,338)	135,364	1,950,566	670,437	233,688

Net unrealized appreciation
(depreciation) on investments	(544,429)	(2,301,059)	345,559	88,085	(741,739)	636,188	(837,218)

Net realized and unrealized
gain (loss) on investments	(518,885)	518,091	(7,779)	719,464	2,289,832	1,306,625	524,491

Increase (decrease) in net assets
resulting from operations	141,952	1,051,591	655,941	693,678	2,646,907	1,215,910	458,914

Accumulation unit transactions:
Participant deposits	547,175	818,389	1,006,910	586,434	1,143,381	158,969	96,200
Transfers between investment
sub-accounts and general account, net	334,746	(1,226,699)	765,419	(512,918)	3,414,621	(430,300)	(158,722)
Net surrenders and lapses	(1,388,967)	(4,363,715)	(3,526,505)	(584,430)	(2,597,336)	(1,169,841)	(1,661,674)
Contract benefits	(177,878)	(332,673)	(314,902)	(40,792)	(77,470)	(18,945)	(119,432)
Loan collateral interest received	212	281	82	–	125	378	31
Transfers for policy loans	1,791	1,411	894	–	649	1,177	226
Contract charges	(5,957)	(17,951)	(12,138)	(3,301)	(9,847)	(4,738)	(5,039)
Other	(772)	2,863	(231)	547	9,679	193	1,738

Total net accumulation unit transactions	(689,651)	(5,118,094)	(2,080,472)	(554,461)	1,883,803	(1,463,108)	(1,846,672)

Increase (decrease) in net assets	(547,699)	(4,066,503)	(1,424,531)	139,217	4,530,711	(247,197)	(1,387,758)

Net assets, beginning of period	$ 10,144,724	$ 26,429,051	$ 23,865,131	$ 5,243,325	$ 16,029,555	$ 6,485,575	$ 8,598,672

Net assets, end of period	$ 9,597,025	$ 22,362,548	$ 22,440,600	$ 5,382,542	$ 20,560,266	$ 6,238,378	$ 7,210,914

Units Issued, Transferred and Redeemed:
Beginning balance	909,615.80	1,666,576.35	1,816,680.55	329,694.14	1,027,144.34	361,074.56	387,060.86
Units issued	48,107.46	49,620.69	75,757.61	34,757.56	67,811.44	7,947.33	4,082.58
Units transferred	29,430.80	(74,377.44)	57,588.41	(30,400.32)	202,513.70	(21,512.00)	(6,735.92)
Units redeemed	(138,172.20)	(285,564.47)	(289,876.02)	(37,219.80)	(158,600.89)	(59,580.48)	(75,716.38)
Ending balance	848,981.86	1,356,255.13	1,660,150.55	296,831.58	1,138,868.59	287,929.41	308,691.14

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Variable Annuity Account II (the “Variable Account”) began operations on June 20, 1997 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (“National Life”). The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable annuity products. Equity Services, Inc., an indirect wholly-owned subsidiary of National Life, is the principal underwriter for the variable annuity contracts issued by National Life. Sentinel Asset Management, Inc., an indirectly-owned subsidiary of National Life, provides investment advisory services for certain mutual fund portfolios within the Sentinel Variable Products Trust (“SVPT”).

The Variable Account invests the accumulated contractholder account values in shares of mutual fund portfolios within AIM Variable Insurance Funds, Alger American Fund, Alliance Bernstein Variable Products, American Century Variable Portfolios (“ACVP”), Dreyfus Variable Investment Fund, DWS Scudder Variable Series II, Franklin Templeton Variable Insurance Products Trust, JP Morgan Series Trust II, Neuberger Berman Advisors Management Trust, SVPT, T Rowe Price Equity Series, Fidelity Variable Insurance Product Funds (“VIPF”), Van Eck IT Worldwide Fund, and Wells Fargo Variable Trust Funds (formerly Strong Variable Insurance Funds). Net premiums received by the Variable Account are deposited in investment portfolios as designated by the contractholder. Contractholders may also direct the allocations of their account value between the various investment portfolios within the Variable Account and a declared interest account (within the General Account of National Life) through participant transfers.

There are fifty-six sub-accounts within the Variable Account as of December 31, 2008. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated contractholder account values of the underlying variable annuity contracts investing in the sub-account.

During 2008, several new fund choices were added to further enhance the investment options available to contractholders. These new fund choices included mutual fund portfolios within Alliance Bernstein Variable Products, Neuberger Berman Advisors Management Trust, and Van Eck IT Worldwide Fund.

During 2007, the assets of Franklin Templeton Real Estate Fund were renamed Franklin Templeton Global Real Estate Fund.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed in the preparation of the Variable Account’s financial statements.

Investments

The mutual fund portfolios consist of the AIM Dynamics Fund, AIM Global Health Care Fund (formerly AIM
Health Sciences Fund), AIM Technology Fund, Alger LargeCap Growth Fund, Alger American Leveraged
Capital Appreciation Fund, Alger American Small Cap Fund, Alliance Bernstein VPS International Growth Fund,
Alliance Bernstein VPS International Value Fund, Alliance Bernstein VPS Small/Mid Capitalization Value Fund,
ACVP Income & Growth Fund, ACVP Inflation Protection Fund, ACVP International Fund, ACVP Ultra Fund,
ACVP Value Fund, ACVP Vista Fund, Dreyfus Appreciation Fund, Dreyfus Developing Leaders Fund, Dreyfus
Quality Bond Fund, Dreyfus Socially Responsible Growth Fund, DWS Scudder Variable Series II Dreman High
Return Equity, DWS Scudder Variable Series II Dreman Small Cap Value, Franklin Templeton Foreign
Securities, Franklin Templeton Mutual Shares, Franklin Templeton Global Real Estate, Franklin Templeton Small
Cap, Franklin Templeton Small Cap Value, JP Morgan Series Trust II International Equity, JP Morgan Series
Trust II Small Company, Neuberger Berman Fasciano, Neuberger Berman Limited Maturity, Neuberger Berman
Mid Cap Growth, Neuberger Berman Partners, Neuberger Berman Socially Responsive Portfolio, SVPT
Balanced Fund, SVPT Bond Fund, SVPT Common Stock, SVPT Mid Cap Growth, SVPT Money Market, SVPT
Small Company, T Rowe Price Blue Chip Growth, T Rowe Price Equity Income, T Rowe Price Health Sciences,
Van Eck IT Worldwide Bond, Van Eck IT Worldwide Emerging Market, VIPF Contrafund, VIPF Equity Income,
VIPF Growth, VIPF High Income, VIPF Index 500, VIPF Investment Grade Bond, VIPF Mid Cap, VIPF Overseas,
Wells Fargo Discovery (formerly Strong Mid Cap Growth II), and Wells Fargo Opportunity (formerly Strong
Opportunity II).

The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

Investment Valuation

The investments in the Portfolios are valued at the closing net asset value per share as determined by the portfolio at the end of each period. The change in the difference between cost and market value is reflected as unrealized gain (loss) in the Statements of Operations.

Investment Transactions

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date. The cost of investments sold was determined using the first in, first out method.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Loans

Policyholders may obtain loans as outlined in the variable annuity contract. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Separate
Account to the General Account of National Life. Interest is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Variable Account.

Participant Transactions

Payments received from policyholders represent participant deposits under the contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes. Policyholders may allocate amounts in their individual accounts to variable investment options and to the guaranteed interest account of the Company's
General Account. Transfers between funds and guaranteed interest account, net, are amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account.

Surrenders, lapses and contract benefits are payments to participants and beneficiaries made under the terms of the contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in transfers for contract benefits and terminations. Included in contract charges are administrative, cost of insurance, and other variable charges deducted monthly from the contracts.

Federal Income Taxes

The operations of the Variable Account are part of and taxed with, the total operations of National Life. Under existing federal income tax law, investment income and capital gains attributable to the Variable Account are not taxed.

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES

The following table describes the charges and expenses assessed when buying, owning and surrendering a
Policy within the Segment. Such charges reimburse the Company for the insurance and other benefits provided, its assumption of mortality and expense risks, and account administration. The mortality risk assumed is that the insureds under the policies may die sooner than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

Charges and Deductions

Description of Charge	When Charge is Deducted	Amount Deducted	How Deducted
Annual Rate of 1.25% of the
Mortality and Expense Risk		average daily net assets of	Deducted from sub-accounts
Daily
Charge		each sub-account of the	as a Reduction in Unit Value
Separate Account
Annual Rate of 0.15% of the
Administration Charge	Daily	average daily net assets of	Deducted from sub-accounts
		each sub-account of the	as a Reduction in Unit Value
Separate Account

Contingent Deferred Sales	Upon Withdrawal or Surrender,	0% - 7% of Net Premium	Deducted from Accumulated
Charge	depending on the specifics and	Payments withdrawn or	Value upon Surrender or
	duration of the Policy	surrendered	Lapse
Annually on Contract
Annual Contract Fee	Anniversary on Contract Values	$30	Unit Liquidation from Account
	under $50,000		Value

Transfer Charge	Upon making a Transfer	Currently no Amount is	Deducted from Transfer
		assessed	amount
	Upon Premium Payment,		Deducted from Premium
	Annuitization, Death of owner,	Amount of Premium Taxes,	Payment or by Unit
Premium Taxes	or Surrender, depending on	up to 3.5%	Liquidation from Account
	specifics of the Policy		Value

	On the Date of Issue of the	Amounts vary depending on	Unit liquidation from Account
Riders	Policy and on each Monthly	the specifics of the Policy	Value
Policy Date

The SVPT mutual fund portfolios are managed by an affiliate of National Life. During the year ended December
31, 2008, management fees were paid directly by the sub-accounts to the affiliate investment manager. The advisory agreement provides for fees ranging from .25% to .55% based on individual portfolios and average daily net assets. The investment manager currently waives all or a portion of its management fees for some of the sub-accounts. The effective advisory fee rates paid by the sub-accounts in 2007, after taking these waivers into account, range from 0% to .39%. The investment manager expects to waive all or a portion of its management fees for some of the sub-accounts in 2009.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 - INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 2008 are set forth below:

Portfolio	Shares	Cost

AIM Variable Insurance Funds
Dynamics	95,287	$ 1,474,540
Global Health Care	180,738	3,142,725
Technology	98,680	1,268,321

Alger American Fund
LargeCap Growth	436,062	12,570,692
Leveraged AllCap	66,060	3,041,504
SmallCap Growth	122,331	2,953,583

Alliance Bernstein Variable Portfolios
International Growth	124,470	1,463,694
International Value	394,259	4,166,629
Small/Mid Cap Value	72,642	678,483

American Century Variable Portfolios
Income & Growth	690,011	5,045,088
Inflation Protection	603,606	6,318,317
International	1,319,290	11,333,594
Ultra	14,395	130,108
Value	1,585,347	10,901,265
Vista	160,747	2,767,095

Dreyfus Variable Investment Fund
Appreciation	39,771	1,628,345
Developing Leaders	6,890	221,206
Quality Bond	112,037	1,233,622
Socially Responsible Growth	20,876	514,218

DWS Scudder Variable Series II
Dreman High Return Equity	44,813	587,592
Dreman Small Cap Value	527,103	5,349,065
Small Cap Index	278	2,326

Franklin Templeton Variable Insurance
Products Trust
Foreign Securities	280,193	4,519,471
Mutual Shares Securities	93,574	1,802,165
Global Real Estate	96,333	2,000,606
Small Cap	13,561	293,799
Small Cap Value Securities	68,953	1,147,849
US Government	594,370	7,715,949

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 – INVESTMENTS (continued)

The number of shares held and cost for each of the portfolios at December 31, 2008 are set forth below:

Portfolio	Shares	Cost

JP Morgan Series Trust II
International Equity	286,949	$ 3,920,061
Small Company	74,096	1,194,894

Neuberger Berman Advisors Management
Trust
Small Cap Growth	113,005	1,339,638
Short Duration Bond	1,042,545	13,223,640
Mid Cap Growth	34,383	918,710
Partners	200,526	3,215,843
Socially Responsive	363	3,392

Sentinel Variable Products Trust
Balanced	1,001,589	11,975,573
Bond	1,325,700	13,222,181
Common Stock	2,630,389	32,365,539
Mid Cap Growth	934,154	8,338,179
Money Market	13,768,980	13,768,980
Small Company	2,425,216	33,625,707

T Rowe Price Equity Series
Blue Chip Growth	438,568	4,397,829
Equity Income	690,429	10,097,319
Health Sciences	105,274	1,368,957

Van Eck Worldwide IT
Worldwide Bond	63	742
Worldwide Emerging Markets	511,387	2,832,997

Variable Insurance Product Funds
Contrafund	660,699	18,929,979
Equity Income	541,188	13,169,793
Growth	252,484	8,253,805
High Income	1,285,715	7,607,824
Index 500	113,045	15,695,636
Investment Grade Bond	1,040,644	12,896,468
Mid Cap	330,504	7,460,510
Overseas	532,774	11,286,683

Wells Fargo Variable Trust Funds
Discovery	244,438	3,354,217
Opportunity	346,412	7,045,586

The cost also represents the aggregate cost for federal income tax purposes. F-96

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued) NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2008 aggregated the following:

Portfolio		Purchases	Sales Proceeds
AIM Variable Insurance Funds
Dynamics		$ 253,495	$ 615,252
Global Health Care		889,336	778,940
Technology		400,924	471,642

Alger American Fund
LargeCapGrowth	(1)	7,633,743	1,697,455
Leveraged All Cap		954,819	1,432,404
SmallCap Growth	(2)	523,135	1,268,884

Alliance Bernstein Variable Portfolios
International Growth		1,526,817	64,351
International Value		4,255,412	90,881
Small/Mid Cap Value		691,776	13,222

American Century Variable Portfolios
Income & Growth		1,191,166	1,680,360
Inflation Protection		4,227,434	11,645,483
International		5,094,761	2,711,747
Ultra		232,720	300,243
Value		5,340,387	10,452,873
Vista		2,192,983	4,364,240

Dreyfus Variable Investment Fund
Appreciation		822,851	1,425,830
Developing Leaders		96,931	124,501
Quality Bond		493,325	478,721
Socially Responsible Growth		38,504	128,769

DWS Scudder Variable Series II
Dreman High Return Equity		167,521	273,892
Dreman Small Cap Value		5,684,335	3,932,188
Small Cap Index		2,327	1

Franklin Templeton Variable Insurance Products
Trust
Foreign Securities		3,966,826	7,112,240
Mutual Shares Securities		687,760	995,780
Global Real Estate	(3)	1,117,929	1,012,428
Small Cap		91,544	115,275
Small Cap Value Securities		515,065	670,572
US Government		7,877,060	162,736

(1)	In 2008, the Alger American Growth Fund was renamed Alger American LargeCap Growth Portfolio.
(2)	In 2008, the Alger American Small Capitalization Fund was renamed Alger American SmallCap Growth Portfolio.
(3)	In 2007, Franklin Templeton Real Estate was renamed to Franklin Templeton Global Real Estate.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES (continued)

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2008 aggregated the following:
			Sales
Portfolio		Purchases	Proceeds

JP Morgan Series Trust II
International Equity	$ 1,265,417		$ 1,338,447
Small Company		307,702	528,233

Neuberger Berman Advisors Management
Trust
Small Cap Growth	(4)	1,271,401	3,477,135
Short Duration Bond	(5)	3,658,439	7,731,379
Mid Cap Growth		323,025	714,526
Partners		976,567	729,631
Socially Responsive		3,394	2

Sentinel Variable Products Trust
Balanced		1,806,210	4,290,252
Bond		6,043,038	9,087,546
Common Stock		6,349,653	13,621,354
Mid Cap Growth		1,014,667	2,664,103
Money Market		14,381,027	10,797,632
Small Company		4,992,480	10,357,456

T Rowe Price Equity Series
Blue Chip Growth		3,086,423	8,671,677
Equity Income		9,526,281	816,184
Health Sciences		624,890	514,413

Van Eck Worldwide IT
Worldwide Bond		742	-
Worldwide Emerging Markets		2,908,274	78,290

Variable Insurance Product Funds
Contrafund		2,366,200	4,406,946
Equity Income		1,792,937	5,060,784
Growth		899,370	2,201,396
High Income		1,819,268	3,656,245
Index 500		2,138,061	5,299,312
Investment Grade Bond		2,722,583	11,155,879
Mid Cap		4,866,648	1,766,833
Overseas		5,089,987	7,877,774

Wells Fargo Variable Trust Funds
Discovery		312,596	1,418,937
Opportunity		1,680,905	1,480,803

(4)	In 2008, the Neuberger Berman Fasciano Portfolio was renamed to SmallCap Growth Portfolio.
(5)	In 2008, the Neuberger Berman Limited Maturity Bond Portfolio was renamed Short Duration Bond Portfolio.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 – FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the years ended December 31, 2008, 2007, 2006, 2005, and 2004 are shown below. Information for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 reflects the adoption of AICPA Statement of Position 03-5, Financial Highlights of Separate Accounts. Certain ratios presented for the prior years reflect the presentation used in the current year.

					For the Year Ended
		At December 31, 2008			December 31, 2008
			Unit		Investment
			Fair		Income	Expense	Total
Portfolio		Units	Value	Net Assets	Ratio (a)	Ratio (b) Return (c)

AIM Variable Insurance Funds
Dynamics		181,428.57	$ 5.25	$ 951,922	0.00%	1.40%	-48.80%
Global Health Care		288,814.87	7.80	2,253,808	0.00%	1.40%	-29.61%
Technology		310,842.57	2.66	826,937	0.00%	1.40%	-45.28%

Alger American Fund
LargeCap Growth	(1)	1,168,059.04	9.89	11,546,926	0.19%	1.40%	-46.90%
Leveraged All Cap		276,672.55	7.26	2,007,550	0.00%	1.40%	-45.90%
SmallCap Growth	(2)	249,280,06	8.63	2,150,580	0.00%	1.40%	-47.34%

Alliance Bernstein Variable Products
International Growth		145,937.89	10.68	1,558,362	0.00%	1.40%	11.18%
International Value		415,283.16	10.49	4,356,561	0.00%	1.40%	10.61%
Small/Mid Cap Value		66,769.67	10.79	720,606	0.00%	1.40%	10.48%

American Century Variable Portfolios
Income & Growth		382,167.65	8.70	3,325,854	2.26%	1.40%	-35.49%
Inflation Protection		534,738.47	11.19	5,981,733	5.79%	1.40%	-2.65%
International		795,732.59	9.85	7,836,585	0.81%	1.40%	-45.59%
Ultra		12,256.08	7.12	87,233	0.00%	1.40%	-42.29%
Value		556,018.62	13.34	7,419,425	2.92%	1.40%	-27.79%
Vista		200,200.39	8.65	1,731,246	0.00%	1.40%	-49.34%

Dreyfus Variable Investment Fund
Appreciation		128,320.27	8.95	1,148,593	2.29%	1.40%	-30.53%
Developing Leaders		20,865.92	6.28	130,970	0.95%	1.40%	-38.46%
Quality Bond		108,494.89	10.44	1,132,692	4.91%	1.40%	-5.51%
Socially Responsible Growth		78,713.24	5.27	414,604	0.82%	1.40%	-35.34%

DWS Scudder Variable Series II
Dreman High Return Equity		39,204.61	7.11	278,739	3.14%	1.40%	-46.91%
Dreman Small Cap Value		397,360.39	10.51	4,174,657	1.42%	1.40%	-34.60%
Small Cap Index		227.12	10.58	2,402	0.00%	1.40%	4.30%

Franklin Templeton Variable Insurance
Products Trust
Foreign Securities		300,043.10	10.05	3,014,878	2.83%	1.40%	-41.21%
Mutual Shares Securities		124,773.49	8.83	1,102,304	3.18%	1.40%	-37.98%
Global Real Estate	(3)	127,569.68	8.01	1,022,094	1.09%	1.40%	-43.19%
Small Cap		21,119.63	7.54	159,347	0.00%	1.40%	-43.29%
Small Cap Value Securities		77,016.88	9.45	727,458	4.52%	1.40%	-33.95%
US Government		768,297.55	10.20	7,839,744	0.00%	1.40%	1.60%

(1)	In 2008, Alger Growth Portfolio was renamed Alger LargeCap Growth Portfolio.
(2)	In 2008, Alger Small Capitalization was renamed Alger SmallCap Growth Fund.
(3)	In 2007, Franklin Templeton Real Estate was renamed to Franklin Templeton Global Real Estate.

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 – FINANCIAL HIGHLIGHTS (continued)
					For the Year Ended
		At December 31, 2008			December 31, 2008
			Unit		Investment
			Fair		Income	Expense	Total
Portfolio		Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return(c)
JP Morgan Series Trust II
International Equity		261,660.42	$ 8.70	$2,275,502	1.98%	1.40%	-42.17%
Small Company		68,964.25	10.57	729,100	0.21%	1.40%	-32.93%

Neuberger Berman Advisors Management
Trust
Small Cap Growth	(4)	138,379.47	6.82	943,590	0.00%	1.40%	-40.31%
Short Duration Bond	(5)	1,235,140.89	9.04	11,165.659	4.89%	1.40%	-14.63%
Mid Cap Growth		56,291.47	9.86	554,942	0.00%	1.40%	-44.16%
Partners		182,054.82	7.83	1,425,741	0.57%	1.40%	-53.06%
Socially Responsive		342.54	9.96	3,410	0.00%	1.40%	3.14%

Sentinel Variable Products Trust
Balanced		753,403.11	12.14	9,144,505	2.69%	1.40%	-25.01%
Bond		845,060.48	15.56	13,150.944	3.55%	1.40%	1.96%
Common Stock		2,090,466.72	11.88	24,830,869	1.06%	1.40%	-33.97%
Mid Cap Growth		622,721.41	10.05	6,258,829	0.00%	1.40%	-46.81%
Money Market		1,092,355.25	12.60	13,768,829	1.81%	1.40%	0.48%
Small Company		1,043,023.65	21.62	22,554,507	0.24%	1.40%	-33.23%

T Rowe Price Equity Series
Blue Chip Growth		386,584.42	7.60	2,938,408	0.04%	1.40%	-43.45%
Equity Income		1,153,421.11	8.57	9,880,037	2.77%	1.40%	-37.15%
Health Sciences		100,831.91	10.02	1,010,630	0.00%	1.40%	-30.16%

Van Eck Worldwide IT
Worldwide Bond		68.66	10.63	730	0.00%	1.40%	-1.59%
Worldwide Emerging Markets		286,226.33	10.51	3,006,958	0.00%	1.40%	10.21%

Variable Insurance Product Funds
Contrafund		688,570.58	14.77	10,168,158	0.98%	1.40%	-43.31%
Equity Income		701,387.02	10.17	7,132,864	2.20%	1.40%	-43.45%
Growth		631,904.99	9.40	5,940,940	0.85%	1.40%	-47.90%
High Income		608,864.03	8.36	5,091,432	7.71%	1.40%	-26.03%
Index 500		1,094,611.26	10.24	11,212,942	2.06%	1.40%	-37.87%
Investment Grade Bond		955,380.45	12.90	12,321,224	4.83%	1.40%	-4.59%
Mid Cap		562,513.67	10.83	6,091,181	0.74%	1.40%	-40.28%
Overseas		648,121.37	10.00	6,483,862	1.80%	1.40%	-44.59%

Wells Fargo Advantage Funds
Discovery		230,080.03	11.89	2,735,260	0.00%	1.40%	-45.13%
Opportunity		255,065.45	13.80	3,519,541	2.01%	1.40%	-40.93%

(4)	In 2008, Neuberger Berman Fasciano Portfolio was renamed SmallCap Growth Portfolio.
(5)	In 2008, Neuberger Berman Limited Maturity Bond Portfolio was renamed Short Duration Bond Portfolio.

(a) These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 – FINANCIAL HIGHLIGHTS (continued)

					For the Year Ended
		At December 31, 2007			December 31, 2007
			Unit		Investment
			Fair		Income	Expense	Total
Portfolio		Units	Value	Net Assets	Ratio (a)	Ratio (b) Return (c)

AIM Variable Insurance Funds
Dynamics		230,558.35	$10.25	$2,362,654	0.00%	1.40%	10.63%
Global Health Care		341,259.65	11.09	3,783,324	0.00%	1.40%	10.30%
Technology		328,944.24	4.86	1,599,083	0.00%	1.40%	6.21%

Alger American Fund
Growth		488,401.25	18.62	9,092,983	0.37%	1.40%	18.28%
Leveraged All Cap		326,390.51	13.41	4,377,449	0.00%	1.40%	31.68%
Small Capitalization		314,790.35	16.38	5,157,454	0.00%	1.40%	15.61%

American Century Variable Portfolios
Income & Growth		489,066.33	13.49	6,598,162	2.00%	1.40%	-1.46%
Inflation Protection		1,255,322.99	11.49	14,424,718	4.66%	1.40%	8.18%
International		617,151.46	18.10	11,170,455	0.61%	1.40%	16.42%
Ultra		25,823.38	12.33	318,507	0.00%	1.40%	19.33%
Value		1,112,047.50	18.48	20,550,604	1.53%	1.40%	-6.46%
Vista		493,762.64	17.07	8,427,980	0.00%	1.40%	37.83%

Dreyfus Variable Investment Fund
Appreciation		216,453.19	12.88	2,788,894	2.34%	1.40%	5.64%
Developing Leaders		26,843.91	10.20	273,792	0.61%	1.40%	-12.30%
Quality Bond		111,744.54	11.05	1,234,621	4.61%	1.40%	2.10%
Socially Responsible Growth		90,726.82	8.15	739,016	0.54%	1.40%	6.29%

DWS Scudder Variable Series II	(1)
Dreman High Return Equity		58,291.22	13.39	780,627	1.03%	1.40%	-3.55%
Dreman Small Cap Value		544,208.72	16.06	8,741,685	0.30%	1.40%	1.24%

Franklin Templeton Variable Insurance
Products Trust
Foreign Securities		774,545.94	17.09	13,237,320	1.78%	1.40%	13.85%
Mutual Shares Securities		166,258.54	14.24	2,368.336	1.39%	1.40%	2.04%
Global Real Estate	(2)	162,047.58	14.10	2,285,520	2.44%	1.40%	-21.96%
Small Cap		26,565.34	13.31	353,466	0.00%	1.40%	9.70%
Small Cap Value Securities		92,809.03	14.30	1,327,152	0.62%	1.40%	-3.74%

JP Morgan Series Trust II
International Equity		320,948.47	15.04	4,826,192	1.05%	1.40%	7.81%
Small Company		93,558.55	15.76	1,474,755	0.01%	1.40%	-6.98%

(1)	In 2006, the Scudder Variable Series II mutual fund portfolio was renamed DWS Scudder Variable Series II Fund.
(2)	In 2007, Franklin Templeton Real Estate was renamed to Franklin Templeton Global Real Estate.

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 – FINANCIAL HIGHLIGHTS (continued)

				For the Year Ended
	At December 31, 2007			December 31, 2007
		Unit		Investment
		Fair		Income	Expense	Total
Portfolio	Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return(c)

Neuberger Berman Advisors Management
Trust
Fasciano	485,098.06	$11.42	$5,542,035	0.00%	1.40%	-0.88%
Limited Maturity	1,735,213.11	10.59	18,374,326	2.82%	1.40%	3.32%
Mid Cap Growth	83,823.01	17.65	1,479,765	0.00%	1.40%	20.83%
Partners	193,427.51	16.68	3,226,769	0.63%	1.40%	7.82%

Sentinel Variable Products Trust
Balanced	943,052.61	16.19	15,263,919	2.12%	1.40%	6.93%
Bond	1,062,958.16	15.26	16,223,177	3.95%	1.40%	5.56%
Common Stock	2,603,670.88	17.99	46,837,430	1.10%	1.40%	8.68%
Mid Cap Growth	718,600.16	18.89	13,577,411	0.00%	1.40%	20.31%
Money Market	811,951.30	12.54	10,185,585	4.72%	1.40%	3.32%
Small Company	1,236,392.58	32.39	40,042,276	0.58%	1.40%	7.09%

T Rowe Price Equity Series
Blue Chip Growth	1,139,712.29	13.44	15,318,257	0.08%	1.40%	10.93%
Equity Income	121,053.58	13.63	1,649,860	1.48%	1.40%	1.60%
Health Sciences	97,259.14	14.35	1,395,750	0.00%	1.40%	16.08%

Variable Insurance Product Funds
Contrafund	814,520.78	26.05	21,218,249	0.90%	1.40%	15.96%
Equity Income	982,693.53	17.98	17,672,607	1.83%	1.40%	0.12%
Growth	718,993.68	18.05	12,974,933	0.84%	1.40%	25.20%
High Income	848,981.68	11.30	9,597,025	8.15%	1.40%	1.36%
Index 500	1,356,255.13	16.49	22,560,266	3.27%	1.40%	3.90%
Investment Grade Bond	1,660,150.55	13.52	22,440,600	4.33%	1.40%	2.90%
Mid Cap	296,831.58	18.13	5,382,542	0.92%	1.40%	14.02%
Overseas	1,138,868.59	18.05	20,560,266	3.27%	1.40%	15.68%

Wells Fargo Advantage Funds
Discovery	287,929.41	21.67	6,238,378	0.00%	1.40%	20.62%
Opportunity	308,691.14	23.36	7,210,914	0.60%	1.40%	5.15%

(a) These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 – FINANCIAL HIGHLIGHTS (continued)

				For the Year Ended
	At December 31, 2006			December 31, 2006
		Unit		Investment
		Fair		Income	Expense	Total
Portfolio	Units	Value	Net Assets	Ratio (a)	Ratio (b) Return (c)

AIM Variable Insurance Funds
Dynamics	274,929.94	$9.26	$2,546,709	0.00%	1.40%	14.51%
Global Health Care	415,276.77	10.05	4,173,968	0.00%	1.40%	3.78%
Technology	387,355.19	4.58	1,773,001	0.00%	1.40%	8.96%

Alger American Fund
Growth	682,503.10	15.74	10,743,125	0.13%	1.40%	3.70%
Leveraged AllCap	240,392.39	10.19	2,448,421	0.00%	1.40%	17.62%
Small Capitalization	374,886.88	14.17	5,312,660	0.00%	1.40%	18.36%

American Century Variable Portfolios
Income & Growth	601,543.80	13.69	8,235,590	1.87%	1.40%	15.47%
Inflation Protection	1,113,774.46	10.62	11,830,969	3.48%	1.40%	0.49%
International	547,976.90	15.55	8,519,781	1.29%	1.40%	23.30%
Ultra	13,484.80	10.34	139,375	0.00%	1.40%	-4.61%
Value	1,044,069.87	19.76	20,626,235	1.35%	1.40%	17.02%
Vista	823,729.18	12.38	10,201,035	0.00%	1.40%	7.50%

Dreyfus Variable Investment Fund
Appreciation	730,198.31	12.20	8,905,668	1.40%	1.40%	14.87%
Developing Leaders	18,175.92	11.63	211,375	0.32%	1.40%	2.34%
Quality Bond	80,546.01	10.82	871,591	4.37%	1.40%	2.80%
Socially Responsible Growth	110,434.19	7.66	846,330	0.11%	1.40%	7.70%

DWS Scudder Variable Series II	(1)
Dreman High Return Equity	48,695.97	13.88	676,114	1.33%	1.40%	16.58%
Dreman Small Cap Value	161,908.39	15.87	2,568,888	0.33%	1.40%	22.87%

Franklin Templeton Variable Insurance
Products Trust
Foreign Securities	612,574.54	15.01	9,195,362	1.18%	1.40%	19.77%
Mutual Shares Securities	127,395.57	13.96	1,778,437	1.21%	1.40%	16.75%
Real Estate	174,101.91	18.07	3,146,658	1.88%	1.40%	18.92%
Small Cap	24,421.84	12.13	296,226	0.00%	1.40%	7.19%
Small Cap Value Securities	99,096.40	14.85	1,472,072	0.58%	1.40%	15.37%

JP Morgan Series Trust II
International Equity	349,417.97	13.95	4,873,554	0.96%	1.40%	20.36%
Small Company	115,961.87	16.95	1,965,078	0.00%	1.40%	13.42%

(1) In 2006, the Scudder Variable Series II mutual fund portfolio was renamed DWS Scudder Variable Series II Fund.

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 – FINANCIAL HIGHLIGHTS (continued)

					For the Year Ended
		At December 31, 2006			December 31, 2006
			Unit		Investment
			Fair		Income	Expense	Total
Portfolio		Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return(c)

Neuberger Berman Advisors Management
Trust
Fasciano		423,265.64	$11.53	$4,878,677	0.00%	1.40%	3.80%
Limited Maturity		1,484,819.93	10.25	15,218,356	3.20%	1.40%	2.77%
Mid Cap Growth		39,266.72	14.61	573,714	0.00%	1.40%	13.11%
Partners		206,120.72	15.47	3,189,250	0.70%	1.40%	10.69%

Sentinel Variable Products Trust
Balanced		1,103,558.00	15.14	16,704,403	2.38%	1.40%	9.95%
Bond		1,198,084.14	14.46	17,321,849	4.67%	1.40%	2.27%
Common Stock		2,718,931.26	16.55	45,006,393	1.46%	1.40%	14.54%
Growth Index		-	-	-	0.00%	1.40%	3.33%
Mid Cap Growth		862,387.68	15.70	13,543,639	0.00%	1.40%	4.15%
Money Market		851,095.95	12.14	10,333,584	4.59%	1.40%	3.26%
Small Company		1,311,018.77	30.24	39,646,714	0.20%	1.40%	14.57%

T Rowe Price Equity Series
Blue Chip Growth		1,264,772.76	12.12	15,324,800	0.22%	1.40%	7.82%
Equity Income		115,963.86	13.41	1,555,638	1.31%	1.40%	17.01%
Health Sciences		140,366.78	12.36	1,735,405	0.00%	1.40%	6.94%

Variable Insurance Product Funds
Contrafund		927,655.92	22.47	20,839,792	1.28%	1.40%	10.18%
Equity Income		1,038,522.00	17.96	18,654,387	3.34%	1.40%	18.54%
Growth	(2)	876,812.79	14.41	12,638,070	0.40%	1.40%	5.38%
High Income		909,615.80	11.15	10,144,724	7.51%	1.40%	9.70%
Index 500		1,666,576.35	15.86	26,429,051	1.80%	1.40%	14.13%
Investment Grade Bond		1,816,680.55	13.14	23,865,131	3.96%	1.40%	2.91%
Mid Cap		329,694.14	15.90	5,243,325	0.31%	1.40%	11.15%
Overseas		1,027,144.34	15.61	16,029,555	0.89%	1.40%	16.45%

Wells Fargo Advantage Funds
Discovery		361,074.56	17.96	6,485,575	0.00%	1.40%	13.06%
Opportunity		387,060.86	22.22	8,598,672	0.00%	1.40%	10.67%

(2) In 2006, the assets of the SVPT Growth Index Fund were merged with the assets of the SVPT Mid Cap Growth Fund.

(a) These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 – FINANCIAL HIGHLIGHTS (continued)

					For the Year Ended
		At December 31, 2005			December 31, 2005
			Unit		Investment
			Fair		Income	Expense	Total
Portfolio		Units	Value	Net Assets	Ratio (a)	Ratio (b) Return (c)

AIM Variable Insurance Funds
Dynamics		319,611.18	$8.09	$2,585,386	0.00%	1.40%	9.17%
Global Health Care	(1)	487,457.77	9.68	4,720,853	0.00%	1.40%	6.66%
Technology		506,007.26	4.20	2,125,695	0.00%	1.40%	0.74%

Alger American Fund
Growth		767,708.36	15.18	11,653,244	0.24%	1.40%	10.47%
Leveraged AllCap		227,328.46	8.66	1,968,511	0.00%	1.40%	12.90%
Small Capitalization		478,400.25	11.97	5,727,835	0.00%	1.40%	15.23%

American Century Variable Portfolios
Income & Growth		693,014.06	11.86	8,216,514	2.05%	1.40%	3.19%
Inflation Protection		891,208.84	10.57	9,420,417	4.43%	1.40%	0.38%
International		401,457.13	12.61	5,062,144	0.81%	1.40%	11.69%
Ultra		7,270.30	10.84	78,775	0.00%	1.40%	0.79%
Value		1,137,146.59	16.88	19,197,958	0.86%	1.40%	3.57%
Vista		607,473.06	11.52	6,997,778	0.00%	1.40%	6.66%

Dreyfus Variable Investment Fund
Appreciation		596,449.94	10.62	6,332,679	0.01%	1.40%	2.98%
Developing Leaders		9,327.96	11.36	105,999	0.00%	1.40%	4.35%
Quality Bond		51,108.89	10.53	538,009	3.34%	1.40%	1.02%
Socially Responsible Growth		127,070.26	7.12	904,240	0.00%	1.40%	2.24%

Franklin Templeton Variable Insurance
Products Trust
Foreign Securities		465,272.17	12.53	5,831,297	1.00%	1.40%	8.61%
Mutual Shares Securities		85,355.59	11.96	1,020,623	0.80%	1.40%	9.00%
Real Estate		193,126.53	15.20	2,935,107	1.27%	1.40%	11.91%
Small Cap		18,483.51	11.32	209,150	0.00%	1.40%	3.34%
Small Cap Value Securities		86,582.41	12.88	1,114,845	0.78%	1.40%	7.30%

JP Morgan Series Trust II
International Equity		293,409.68	11.59	3,400,201	0.83%	1.40%	9.12%
Small Company		135,781.36	14.94	2,028,678	0.00%	1.40%	1.98%

(1) On July 1, 2005, AIM Health Sciences Fund was renamed AIM Global Health Care Fund.

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 – FINANCIAL HIGHLIGHTS (continued)

					For the Year Ended
		At December 31, 2005			December 31, 2005
			Unit		Investment
			Fair		Income	Expense	Total
Portfolio		Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return(c)

Neuberger Berman Advisors Manageme
Trust
Fasciano		293,062.77	$11.10	$ 3,254,237	0.00%	1.40%	1.50%
Limited Maturity		1,138,951.87	9.97	11,359,349	3.06%	1.40%	0.04%
Mid Cap Growth		21,984.08	12.92	283,967	0.00%	1.40%	12.13%
Partners		247,078.34	13.98	3,453,662	1.03%	1.40%	16.39%

Scudder Variable Series II
Dreman High Return Equity		43,214.20	11.91	514,666	1.01%	1.40%	6.05%
Dreman Small Cap Value		134,345.28	12.91	1,734,753	0.40%	1.40%	8.24%

Sentinel Variable Products Trust
Balanced		1,223,837.69	13.77	16,848,680	2.23%	1.40%	4.22%
Bond		1,285,058.87	14.14	18,167,016	4.36%	1.40%	0.48%
Common Stock		2,669,872.25	14.45	38,584,070	1.16%	1.40%	6.18%
Growth Index		306,765.84	7.80	2,391,964	0.88%	1.40%	1.53%
Mid Cap Growth		969,791.06	15.08	14,624,167	0.00%	1.40%	2.30%
Money Market		798,931.40	11.76	9,393,694	2.85%	1.40%	1.45%
Small Company		1,366,986.96	26.40	36,081,655	0.08%	1.40%	6.73%

T Rowe Price Equity Series
Blue Chip Growth		897,520.24	11.24	10,086,065	0.15%	1.40%	4.15%
Equity Income		86,284.46	11.46	989,208	1.36%	1.40%	2.27%
Health Sciences		136,594.72	11.56	1,579,203	0.00%	1.40%	11.59%

Variable Insurance Product Funds
Contrafund		1,007,625.06	20.39	20,545,487	0.29%	1.40%	15.33%
Equity Income		1,221,652.87	15.15	18,512,263	1.69%	1.40%	4.43%
Growth		1,011,887.95	13.68	13,840,827	0.53%	1.40%	4.33%
High Income		988,225.88	10.17	10,046,584	15.12%	1.40%	1.26%
Index 500		1,911,724.13	13.89	26,562,493	1.82%	1.40%	3.38%
Investment Grade Bond		1,880,488.62	12.77	24,004,755	3.64%	1.40%	0.75%
Mid Cap		266,876.98	14.31	3,818,693	0.00%	1.40%	16.71%
Overseas		1,141,752.35	13.40	15,300,839	0.63%	1.40%	17.45%

Wells Fargo Advantage Funds
Discovery	(2)	449,988.47	15.89	7,148,772	0.00%	1.40%	8.07%
Opportunity	(2)	485,070.58	20.07	9,736,898	0.00%	1.40%	6.38%

(2) In 2005, Wells Fargo acquired assets from Strong Financial Corporation which became part of the Wells Fargo Variable Trust Funds.

(a) These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 – FINANCIAL HIGHLIGHTS (continued)

					For the Year Ended
		At December 31, 2004			December 31, 2004
			Unit		Investment
			Fair		Income	Expense	Total
Portfolio		Units	Value	Net Assets	Ratio (a)	Ratio (b) Return(c)

AIM Variable Insurance Funds
Dynamics	(1)	365,843.00	$ 7.41	$ 2,710,189	0.00%	1.40%	11.74%
Health Sciences	(1)	520,475.69	9.08	4,725,999	0.00%	1.40%	6.08%
Technology	(1)	525,974.29	4.17	2,192,788	0.00%	1.40%	3.19%

Alger American Fund
Growth		981,988.91	13.74	13,490,761	0.00%	1.40%	4.00%
Leveraged AllCap		226,660.10	7.67	1,738,944	0.00%	1.40%	6.70%
Small Capitalization		608,040.56	10.39	6,315,596	0.00%	1.40%	14.90%

American Century Variable Portfolios
Income & Growth	(2)	765,569.07	11.49	8,796,273	1.41%	1.40%	11.44%
Inflation Protection	(2)	464,504.55	10.53	4,889,459	2.54%	1.40%	5.26%
International	(2)	212,294.68	11.29	2,396,668	0.00%	1.40%	12.89%
Ultra	(2)	7,351.49	10.75	79,056	0.00%	1.40%	7.54%
Value		1,108,091.56	16.30	18,059,845	0.00%	1.40%	12.71%
Vista	(2)	369,192.37	10.80	3,987,928	0.00%	1.40%	8.02%

Dreyfus Variable Investment Fund
Appreciation	(2)	247,910.98	10.31	2,556,991	3.31%	1.40%	3.14%
Developing Leaders	(2)	2,938.60	10.89	32,003	0.40%	1.40%	8.91%
Quality Bond	(2)	21,381.13	10.42	222,700	3.68%	1.40%	4.16%
Socially Responsible Growth		146,825.11	6.96	1,022,453	0.38%	1.40%	4.72%

Franklin Templeton Variable
Insurance Products Trust
Foreign Securities	(2)	233,297.54	11.54	2,691,151	0.34%	1.40%	15.35%
Mutual Shares Securities	(2)	34,866.29	10.97	382,376	0.19%	1.40%	9.67%
Real Estate	(2)	71,208.31	13.58	967,030	0.30%	1.40%	35.80%
Small Cap	(2)	8,615.03	10.95	94,330	0.00%	1.40%	9.50%
Small Cap Value Securities	(2)	43,564.50	12.00	522,938	0.01%	1.40%	20.04%

JP Morgan Series Trust II
International Equity		285,762.15	10.62	3,033,501	0.54%	1.40%	16.78%
Small Company		138,936.30	14.65	2,035,302	0.00%	1.40%	25.42%

Neuberger Berman Advisors
Management Trust
Fasciano	(2)	143,490.34	10.94	1,570,132	0.00%	1.40%	9.42%
Limited Maturity	(2)	586,111.13	9.97	5,842,981	5.50%	1.40%	(0.31%)
Mid Cap Growth	(2)	6,084.77	11.52	70,067	0.00%	1.40%	15.15%
Partners		181,388.85	12.01	2,177,869	0.01%	1.40%	17.37%

Scudder Variable Series II
Dreman High Return Equity	(2)	21,818.25	11.23	245,061	0.00%	1.40%	12.32%
Dreman Small Cap Value	(2)	122,129.24	11.93	1,456,626	0.00%	1.40%	19.27%

(1) On October 15, 2004, INVESCO Dynamics Fund was renamed AIM Dynamics Fund, INVESCO Health Sciences Fund was renamed AIM Health Sciences Fund and INVESCO Technology Fund was renamed AIM Technology Fund.

(2) The Investment Income Ratio, Expense Ratio and Total Return are for the period of inception May 1, 2004 through December 31, 2004.

NATIONAL VARIABLE ANNUITY ACCOUNT II
(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 – FINANCIAL HIGHLIGHTS (continued)

					For the Year Ended
		At December 31, 2004			December 31, 2004
			Unit		Investment
			Fair		Income	Expense	Total
Portfolio		Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return(c)

Sentinel Variable Products Trust
Balanced		1,253,469.19	$13.21	$16,562,823	2.11%	1.40%	5.96%
Bond		1,287,455.21	14.07	18,110,108	4.43%	1.40%	3.20%
Common Stock		2,530,565.26	13.61	34,448,642	1.08%	1.40%	8.13%
Growth Index		369,520.70	7.68	2,836,872	1.34%	1.40%	3.89%
Mid Cap Growth		1,136,704.15	14.74	16,749,696	0.00%	1.40%	10.79%
Money Market		956,343.80	11.59	11,086,345	0.93%	1.40%	(0.41%)
Small Company		1,502,266.71	24.73	37,157,107	0.09%	1.40%	14.30%

Strong Variable Insurance Funds
Mid Cap Growth II		543,989.20	14.70	7,995,238	0.00%	1.40%	17.49%
Opportunity II		583,347.53	18.87	11,005,540	0.00%	1.40%	16.60%

T Rowe Price Equity Series
Blue Chip Growth	(1)	279,899.33	10.79	3,019,123	0.90%	1.40%	7.86%
Equity Income	(1)	41,206.26	11.21	461,943	1.55%	1.40%	12.11%
Health Sciences	(1)	106,209.88	10.36	1,100,429	0.00%	1.40%	3.61%

Variable Insurance Product Funds
Contrafund		1,069,940.50	17.68	18,916,970	0.32%	1.40%	13.85%
Equity Income		1,393,766.90	14.51	20,229,082	1.53%	1.40%	9.95%
Growth		1,202,786.07	13.11	15,767,604	0.26%	1.40%	1.94%
High Income		1,010,663.00	10.04	10,144,330	7.70%	1.40%	8.04%
Index 500		2,088,000.22	13.44	28,063,565	1.33%	1.40%	9.09%
Investment Grade Bond		1,968,755.52	12.67	24,936,299	4.03%	1.40%	2.98%
Mid Cap	(1)	107,584.37	12.26	1,319,406	0.00%	1.40%	22.64%
Overseas		1,185,510.33	11.41	13,531,954	1.03%	1.40%	12.02%

(1) The Investment Income Ratio, Expense Ratio and Total Return are for the period of inception May 1, 2004 through December 31, 2004.

(a) These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 7 - DISTRIBUTION OF NET INCOME

The Variable Account does not expect to declare dividends to contractholders from accumulated net income. The accumulated net income will be distributed to contractholders as withdrawals (in the form of death benefits, surrenders or contract loans) in excess of the contractholders' net contributions to the Variable Account.

NOTE 8 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (IRC), a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

NOTE 9 – FUND SUBSTITUTIONS

There have been no fund substitutions in the years 2004, 2005, 2006, 2007, or 2008.

NOTE 10 – ACCOUNTING PRINCIPLES (ADOPTED)

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 defines fair value, establishes a consistent framework for measuring fair value, establishes a three-level fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements. The Company adopted SFAS 157 on January 1, 2008 and applied the provisions prospectively to financial assets that are required to be measured at fair value under existing U.S. GAAP. The adoption resulted in additional disclosures as required by the pronouncement but no change in our fair value calculation methodologies. Accordingly, the adoption had no impact on our financial condition or results of operations.

SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. SFAS 157 also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1-Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 10 – ACCOUNTING PRINCIPLES (ADOPTED) (continued)

Level 2-Observable inputs other than Level 1 prices, such as quoted prices fro similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

Level 3-Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The fair values of all the investments in the respective Fund Portfolios listed above, are at net asset values and the investments are considered actively traded and fall within Level 1.

F-110

NLV Financial Corporation and Subsidiaries

Financial Statements December 31, 2008 and 2007

NLV FINANCIAL CORPORATION AND SUBSIDIARIES
Index
December 31, 2008 and 2007

Page(s)
Report of Independent Auditors	1
Consolidated Financial Statements
Consolidated Balance Sheets	2
Consolidated Statements of Operations	3
Consolidated Statements of Changes in Stockholder’s Equity	4
Consolidated Statements of Cash Flows	5
Notes to Consolidated Financial Statements	6 - 47

Report of Independent Auditors

To the Board of Directors and Stockholder of NLV Financial Corporation:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, changes in stockholder's equity and cash flows present fairly, in all material respects, the financial position of NLV Financial Corporation and its subsidiaries (the Company) at December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 3 to the consolidated financial statements, the Company changed its method of accounting for fair value measurement on January 1, 2008. Additionally, as discussed in Note 3 to the consolidated financial statements, the Company changed its method of accounting for defined benefit pension and other postretirement plans on December 31, 2007 and changed its method of accounting for uncertainty in income taxes on January 1, 2007. February 26, 2009

NLV FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

December 31,
(In Thousands)	2008	2007
Assets:
Cash and investments:
Available-for-sale debt securities	$ 9,036,202	$ 9,330,759
Available-for-sale debt securities on loan	119,254	265,784
Total available-for-sale debt securities	9,155,456	9,596,543

Available-for-sale equity securities	86,908	152,870
Trading equity securities	15,714	23,456
Mortgage loans on real estate	1,676,877	1,659,951
Policy loans	719,251	706,278
Real estate investments	15,653	19,112
Securities lending invested collateral	81,440	234,691
Other invested assets	367,900	358,757
Cash and cash equivalents	147,987	179,405

Total cash and investments	12,267,186	12,931,063

Deferred policy acquisition costs	1,414,078	969,875
Accrued investment income	147,640	139,898
Premiums and fees receivable	23,774	21,158
Deferred income taxes	229,216	2,786
Amounts recoverable from reinsurers	142,775	135,874
Present value of future profits of insurance acquired	37,775	42,749
Property and equipment, net	50,912	46,829
Federal income tax recoverable	31,324	1,647
Other assets	199,715	195,273
Goodwill and intangibles	56,178	31,532
Separate account assets	609,236	983,815

Total assets	$ 15,209,809	$15,502,499

Liabilities:
Policy liabilities:
Policy benefit liabilities	$ 4,670,993	$ 4,648,082
Policyholder account liabilities	7,817,806	7,153,888
Policyholders’ deposits	65,321	55,599
Policy claims payable	47,269	42,339
Policyholders’ dividends	51,352	128,333

Total policy liabilities	12,652,741	12,028,241

Amounts payable to reinsurers	17,419	21,957
Securities lending payable	121,695	269,927
Other liabilities and accrued expenses	236,002	247,077
Pension and other post-retirement benefit obligations	217,421	168,451
Debt	294,747	294,713
Separate account liabilities	609,236	983,815

Total liabilities	14,149,261	14,014,181

Stockholder’s Equity:
Class A common stock, 2,000 shares authorized, no shares issued and outstanding	–	–
Class B common stock, par value of $0.01, 1,001 shares authorized, 100 shares
issued and outstanding	–	–
Preferred stock, 500 shares authorized, no shares issued and outstanding	–	–
Retained earnings	1,483,880	1,470,504
Accumulated other comprehensive income	(423,332)	17,814

Total stockholder’s equity	1,060,548	1,488,318

Total liabilities and stockholder’s equity	$ 15,209,809	$15,502,499

The accompanying notes are an integral part of these financial statements.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

For the years ended December 31,
(In Thousands)	2008	2007	2006

Revenues:
Insurance premiums	$ 322,470	$ 322,328	$ 336,007
Policy and contract charges	210,113	178,770	156,950
Net investment income	575,766	758,058	797,462
Net realized investment (losses) gains	(105,994)	(4,953)	1,122
Change in value of trading equity securities	(7,650)	847	1,538
Mutual fund commissions and fee income	98,837	104,017	105,919
Other income	19,659	21,800	18,563

Total revenues	1,113,201	1,380,867	1,417,561

Benefits and Expenses:
Increase in policy liabilities	45,105	29,717	81,783
Policy benefits	406,068	411,267	349,718
Policyholders' dividends and dividend obligations	113,798	111,097	122,308
Interest credited to policyholder account liabilities	108,679	274,928	327,445
Operating expenses	168,655	169,600	174,797
Interest expense on debt	21,666	21,944	21,975
Policy acquisition expenses and amortization of
present value of future profits, net	241,710	198,994	179,242

Total benefits and expenses	1,105,681	1,217,547	1,257,268

Income before income taxes and minority interest	7,520	163,320	160,293

Income tax (benefit) expense	(7,840)	48,101	43,566

Income before minority interest	15,360	115,219	116,727

Minority interest in consolidated subsidiaries	–	–	(103)

Net Income	$ 15,360	$ 115,219	$ 116,830

The accompanying notes are an integral part of these financial statements.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

					Accumulated
	Class A	Class B			Other
	Common Common Preferred			Retained	Comprehensive
(In Thousands)	Stock	Stock	Stock	Earnings	Income	Total

January 1, 2006	$–	$–	$–	$1,238,607	$ 29,687	$ 1,268,294

Comprehensive income:
Net income	–	–	–	116,830	–	116,830
Change in unrealized gains on available-
for-sale securities, net	–	–	–	–	(9,620)	(9,620)
Change in cash flow hedge on debt
issuance, net	–	–	–	–	34	34
Change in additional minimum pension
liability, net	–	–	–	–	4,015	4,015
Total comprehensive income						111,259

December 31, 2006	–	–	–	1,355,437	24,116	1,379,553

Cumulative effect of adoption of
FIN 48	–	–	–	(152)	–	(152)

Comprehensive income:
Net income	–	–	–	115,219	–	115,219
Change in unrealized gains on available-
for-sale securities, net	–	–	–	–	(9,464)	(9,464)
Change in cash flow hedge on debt
issuance, net	–	–	–	–	34	34
Change in additional minimum pension
liability, net, prior to adoption of SFAS No.
158	–	–	–	–	11,263	11,263
Total comprehensive income						117,052

Adjustments for adoption of SFAS
No. 158:
Establishment of liability, net	–	–	–	–	(18,033)	(18,033)
Reduction of additional minimum pension
liability, net	–	–	–	–	9,898	9,898

December 31, 2007	–	–	–	1,470,504	17,814	1,488,318

Cumulative effect of FAS 158 measurement	–	–	–	(1,984)	–	(1,984)
date adjustment

Comprehensive income:
Net income	–	–	–	15,360	–	15,360
Change in unrealized gains on available-
for-sale securities, net	–	–	–	–	(404,865)	(404,865)
Change in cash flow hedge on debt
issuance, net	–	–	–	–	34	34
Change in FAS 158 liability, net	–	–	–	–	(36,315)	(36,315)
Total comprehensive income						(425,786)

December 31, 2008	$–	$–	$–	$ 1,483,880	$ (423,332)	$ 1,060,548

The accompanying notes are an integral part of these financial statements.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

For the years ended December 31,
(In Thousands)	2008	2007	2006

Cash Flows from Operating Activities:
Net income	$ 15,360	$ 115,219	$ 116,830

Adjustments to reconcile net income to net cash provided by
operating activities:
Changes in assets and liabilities:
Accrued investment income	(7,742)	(9,187)	(3,364)
Policy acquisition costs	(75,430)	(66,360)	(83,564)
Policy benefit liabilities	24,872	35,585	43,992
Other assets and liabilities	64,658	22,025	36,319
Provision for deferred income taxes	12,193	6,411	26,917
Interest credited to policyholder account liabilities	108,679	274,928	327,445
Policy and contract charges	(210,113)	(178,770)	(156,950)
Net realized investment losses (gains)	105,994	4,953	(1,122)
Net option losses (gains)	197,184	(1,959)	(77,348)
Market value change on corporate owned life insurance policies	(3,388)	(5,706)	(4,037)
Change in present value of future profits of insurance acquired	4,974	6,172	8,176
Depreciation	7,867	6,941	8,276
Other	(22,674)	10,755	12,052
Net cash provided by operating activities	222,434	221,007	253,622

Cash Flows from Investing Activities:
Proceeds from sales, maturities and repayments of investments	1,917,642	2,261,479	2,906,885
Cost of investments acquired	(2,833,440)	(3,030,297)	(3,438,464)
Change in policy loans	(12,973)	(10,155)	(4,476)
Change in securities lending invested collateral	153,251	23,512	(99,321)
Other	(43,345)	(16,895)	(10,316)
Net cash used by investing activities	(818,865)	(772,356)	(645,692)

Cash Flows from Financing Activities:
Policyholders' deposits	1,548,519	1,125,012	1,047,595
Policyholders' withdrawals	(835,274)	(737,843)	(576,402)
Change in securities lending payable	(148,232)	(116,118)	18,659
Net cash provided by financing activities	565,013	271,051	489,852
Net (Decrease) Increase in Cash and Cash Equivalents	(31,418)	(280,298)	97,782

Cash and Short-term investments:
Beginning of year	179,405	459,703	361,921
End of year	$ 147,987	$ 179,405	$ 459,703

The accompanying notes are an integral part of these financial statements.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31, 2008 and 2007

NOTE 1 – NATURE OF OPERATIONS

NLV Financial Corporation (“NLVF”) and its subsidiaries and affiliates (the “Company”) offer a broad range of financial products and services, including life insurance, annuities, mutual funds, and investment advisory and administrative services. The flagship Company of the organization, National Life Insurance Company (“National Life”), was chartered in 1848. The Company employs approximately 900 people, primarily concentrated in Montpelier, Vermont and Dallas, Texas. On January 1, 1999, pursuant to a mutual holding Company reorganization, National Life converted from a mutual to a stock life insurance Company. All of National Life’s outstanding shares are currently held by its parent, NLVF, which is a wholly-owned subsidiary of National Life Holding Company (“NLHC”). NLHC and its subsidiaries are collectively known as the National Life Group. Concurrent with the conversion to a stock life insurance Company, National Life created a closed block of insurance and annuity policies (the “Closed Block”).

The Company’s insurance operations develop and distribute individual life insurance and annuity products. The Company markets this diverse product portfolio to small business owners, professionals, and other middle to upper income individuals. The Company provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive benefit plans, and asset management services. Insurance and annuity products are primarily distributed through twenty-two general agencies in major metropolitan areas and a system of marketing general agents and independent marketing organizations throughout the United States of America. The Company has in excess of 530,000 policyholders and is licensed to do business in all 50 states and the District of Columbia through its affiliates. About 27% of the Company’s total collected premiums and deposits are from residents of the states of New York and California.

Through Sentinel Asset Management, Inc. (“SAMI”) and its subsidiaries and affiliates, the Company also distributes and provides investment advisory and administrative services to the Sentinel Group Funds, Inc. (“Sentinel Funds”). The Sentinel Funds’ $4.0 billion of net assets represent sixteen mutual funds managed on behalf of about 252,000 individual, corporate, and institutional shareholders worldwide.

During 2006, the Company sold its subsidiary, American Guaranty and Trust Company (“AG&T”), to an unrelated party. The Company also sold its interest in a consolidated real estate partnership to an entity controlled by the minority interest partner of the partnership.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The Company’s consolidated financial statements have been prepared on the basis of United States generally accepted accounting principals (“U.S. GAAP). Preparing financial statements in conformity with U.S. GAAP requires the Company to make estimates and assumptions that affect reported amounts and related disclosures. Actual results could differ from those estimates.

The consolidated financial statements of the Company include the accounts of NLVF and its direct and indirect subsidiaries. All intercompany transactions and balances have been eliminated in consolidation.

Certain reclassifications have been made to conform prior periods to the current year’s presentation.

Cash and Cash Equivalents

Cash and cash equivalents is made up of unrestricted cash and restricted cash components. The restricted cash was $32.6 million and $65.9 million for the years ended December 31, 2008 and 2007, respectively. This included $23.1 million and $34.0 million associated with securities lending collateral and $9.5 million and $31.9 million associated with collateral assigned to purchased options for the years ended December 31, 2008 and 2007, respectively.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments

Available-for-sale debt and equity securities are reported at estimated fair value. When determining estimated fair value, the Company utilizes observable market inputs and considers available data from third party pricing agencies, independent brokers and pricing matrices. Publicly available prices are used whenever possible. In the event that publicly available pricing is not available, the securities are submitted to independent brokers for pricing, or they are valued using a pricing matrix that maximizes the use of observable inputs that include, but are not limited to reported trades, benchmark yields, issuer spreads, bids, offers and or estimated cash flows. The Company performs a monthly analysis on prices received from third parties to ensure that the price represents a reasonable estimate of fair value. This process includes quantitative and qualitative analysis and is performed by the Company’s investment professionals.

At the balance sheet date, the Company evaluates its security holdings that are in an unrealized loss position. When the Company’s intention is to dispose of securities before they recover to their cost basis, the Company deems that decline to be other than temporary, and the decline is recorded as a realized loss at the balance sheet date. If a loss is recognized from a sale subsequent to a balance sheet date pursuant to a change in circumstances, the loss is recognized in the period in which the intent to hold the securities until recovery no longer existed.

Certain investments with a beneficial interest in securitized financial assets with contractual cash flows, including asset-backed securities are carried at estimated fair value which is determined by a pricing model that generates the predicted cash flows based on observable inputs such as market spreads and trades of similar securities. Emerging Issues Task Force (EITF) 99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interest that Continued to be Held by a Transferor in Securitized Assets (“EITF 99-20”) requires periodic updates of the Company’s best estimate of cash flows over the life of the security. If the fair value of an investment with a beneficial interest in a securitized financial asset is less than its amortized cost, and there has been a decrease in estimated cash flows since the last revised estimate, then considering both the timing and the amount of the decrease, an other than temporary impairment (“OTTI”) is recognized.

Trading equity securities are reported at estimated fair value. Realized and unrealized (losses) gains on trading equity securities are included in change in value of trading equity securities.

Mortgage loans are reported at amortized cost, less valuation allowances for the excess, if any, of the amortized cost of impaired loans over the estimated fair value of the related collateral. Changes in valuation allowances are included in net realized investment (losses) gains.

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Real estate investments held for investment purposes are reported at depreciated cost. Real estate acquired in satisfaction of debt is generally held for investment and is transferred to real estate at the lower of cost or estimated fair value. In establishing real estate reserves, the Company considers, among other things, the estimated fair value of the real estate compared to depreciated cost. Real estate held for sale is held at the lower of cost or estimated fair value less estimated selling costs.

Long options and futures contracts are included in other invested assets and carried at estimated fair value. Short options contracts are included in other liabilities and accrued expenses and carried at estimated fair value. The estimated fair values of derivatives are based on independent broker pricing quotes when data is not publicly available. Changes in fair value are reflected in the statements of operations as a component of net realized investment (losses) gains.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments (continued)

The Company’s investments in unconsolidated partnerships are included in other invested assets and are estimated at fair value by reference to the transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which generally are audited annually. Impairments are recorded in net realized investment (losses) gains if future earnings are projected to be less than the carrying value of the investment. Changes in the fair value of limited partnerships are included in change in unrealized gains on available-for-sale securities, net of related deferred income taxes.

Investments in affordable housing tax credit limited partnerships are included in other invested assets and are amortized using the effective yield method within net investment income.

Realized investment (losses) gains are recognized using the specific identification method and are reported as net realized investment (losses) gains. Changes in the estimated fair values of available-for-sale debt and equity securities are reflected in other comprehensive income after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, policyholder dividend obligations, and deferred income taxes.

Cash and cash equivalents include highly liquid debt instruments purchased with remaining maturities of three months or less.

Policy Acquisition Expenses

Commissions and other costs of acquiring business that vary with and are primarily attributable to the production of new business are generally deferred.

Deferred policy acquisition costs for participating life insurance, universal life insurance, and investment-type annuities are amortized in relation to estimated gross margins. Amortization is adjusted retrospectively for actual experience and when estimates of future gross margins are revised. Future gross margins may be revised due to changes in projected investment rates, mortality assumptions, expenses, contract lapses, withdrawals, and surrenders. Deferred policy acquisition costs for these products are adjusted for related unrealized (losses) gains on available-for-sale debt and equity securities (after deducting any related policyholder dividend obligations) through other comprehensive income, net of related deferred income taxes.

Deferred policy acquisition costs for non-participating term life insurance and disability income insurance are amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

A significant assumption in projecting estimated gross profits for universal life and annuity contracts is the difference between the earned interest rate and the credited interest rate. Another significant assumption is the rate of investment return on the assets held in variable product separate accounts. Gross profits for the variable life and variable annuity products in these separate accounts include charges assessed based on separate account asset levels.

In 2008, the Company updated certain actuarial assumptions including expenses, mortality and policyholder dividends underlying its closed block of traditional life business resulting in an increase of $0.6 million in deferred policyholder acquisition costs.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Acquisition Expenses (continued)

In 2007, the Company updated its assumptions related to the deferral of agent benefits, resulting in an additional $2.8 million of agent benefit costs being deferred in 2007. The Company also revised its utilization rate of free partial withdrawal assumption on annuity products resulting in increased amortization of $7.6 million in 2007. In addition, the Company revised its surrender and investment spread assumptions resulting in increased (decreased) amortization of $1.9 million and $(2.1) million, respectively, in 2007 on non-indexed life and annuity products.

In 2006, the Company completed a review of deferred underwriting and issuance costs resulting in the standardization of its deferral policy to provide consistency throughout the Company. As a result, an additional $3.8 million of underwriting and issuance costs were deferred in 2006.

Deferred policy acquisition costs assets are regularly evaluated for recoverability from product margins. In 2006, the Company amortized the remaining $1.2 million of deferred acquisition costs on its COLI line of business due to the expectation that future expenses associated with the underlying policies will exceed future profit margins.

In 2006, the Company changed its mortality assumption which increased future estimated gross profits resulting in reduced amortization of $3.8 million. The Company also reflected the impact of revenue sharing in the separate accounts of variable products for both historical and projected expected gross profits thereby increasing future estimated gross profits. This change resulted in reduced amortization of $1.9 million.

The assumed rate of investment return on the assets held in variable product separate accounts (after deduction of fund fees and mortality and expense charges) was 7.75% in 2008 and 2007.

Present Value of Future Profits of Insurance Acquired

Present value of future profits of insurance acquired (“PVFP”) is the actuarially-determined present value of future projected profits from policies in force at the date of their acquisition, and is amortized in relation to the gross profits of those policies. Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised. The PVFP asset is also adjusted for related unrealized (losses) gains on available-for-sale debt and equity securities through other comprehensive income, net of related deferred income taxes. In 2008, based on updated experience analysis of the annuity products, several assumptions related to the calculation of the PVFP asset were updated, resulting in an increase to the PVFP asset of approximately $3.2 million.

Goodwill and Other Intangible Assets

Goodwill, and other intangible assets with indefinite useful lives, are reviewed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of impairment, if any. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the reporting unit level. The determination of a reporting unit’s fair value is based on management’s best estimate, which generally considers the market-based earning multiples of the unit’s peer companies or expected future cash flows. If the carrying value of a reporting unit exceeds its fair value, an impairment is recognized as a charge against income equal to the excess of the carrying value of goodwill or intangible asset over its fair value. No impairment was recorded in 2008. In 2007, goodwill was reduced by $0.4 million and other intangible assets were reduced by $1.5 million due to impairment. Goodwill was $8.3 million and $8.2 million at December 31, 2008 and December 31, 2007, respectively, and was included in

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Goodwill and Other Intangible Assets (continued)

other assets. Total other intangible assets were $47.9 million and $23.3 million at December 31, 2008 and December 31, 2007, respectively, and was included in other assets. The change in goodwill and other intangible assets in 2008 is due to the purchase of assets related to the investment advisory and management of mutual fund assets which were reorganized into Sentinel Funds

Property and Equipment

Property and equipment is reported at depreciated cost. Real property is primarily depreciated over 39.5 years using the straight-line method. Furniture and equipment is depreciated using accelerated depreciation methods over 7 years and 5 years, respectively.

Corporate Owned Life Insurance

The Company holds life insurance contracts on certain members of management and other key individuals. The total cash surrender value of these Corporate Owned Life Insurance (“COLI”) contracts was $149.0 million and $147.2 million at December 31, 2008 and 2007, respectively, and is included in other assets. Approximately 59% and 58% of the total COLI cash surrender value was held at declared interest, with the remainder held in segregated variable separate account funds at December 31, 2008 and 2007, respectively.

COLI income includes the net change in cash surrender value and any benefits received. COLI income was $3.6 million, $5.7 million, and $6.2 million in 2008, 2007, and 2006, respectively, and is included in other income.

Separate Accounts

Separate accounts are variable product investment trusts relating to certain variable annuity contracts, variable life policies and the Company’s pension plans. The invested assets of the separate accounts are segregated from the general account assets of the Company and include common stocks, bonds and mutual fund share investments that are carried at estimated fair value. Investment income and investment (losses) gains accrue directly to, and investment risk is borne by, the policy and contract holders. Separate account liabilities, which reflect separate account policyholders’ interests in separate account assets, reflect the actual investment performance of the respective accounts. Minimum guarantees related to separate account policies are included in policy liabilities. Separate account results relating to policyholders’ interests are excluded from the Company’s consolidated operations.

Policy Liabilities

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values. Participating life insurance terminal dividend reserves are accrued in relation to gross margins, and are included in policy benefit liabilities.

Policy benefit liabilities for non-participating life insurance, disability income insurance, and certain annuities are developed using the net level premium method with assumptions for interest, mortality, morbidity, and voluntary terminations. In addition, disability income policy benefit liabilities include provisions for future claim administration expenses.

Policyholder account liabilities for non-indexed life insurance (universal life products) and investment-type annuities represent amounts that inure to the benefit of the policyholders before surrender charges. Policyholder account balances for indexed life insurance and annuity liabilities consist of a combination of

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Liabilities (continued)

underlying account value and embedded derivative values. The underlying account value is primarily based on the initial deposit plus any interest credited. The embedded derivative component is based on the fair value of the contract’s expected participation in future increases in the S&P 500 or Russell 2000 indexes. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, and the level and limits on contract participation in any future increases in the S&P 500 or Russell 2000 indexes. With the adoption of Statement of Financial Accounting Standards 157, “Fair Value Measurements” (“SFAS 157”), these methodologies were not changed, with the exception of incorporating an explicit risk margin for variance of policyholder behavior and the impact the Company’s own credit rating would have in the view of a market participant. As previously mentioned, the Company revised its utilization rate of free partial withdrawal assumption on indexed annuity products resulting in a reduction of policyholder account liabilities of $7.6 million in 2007.

The guaranteed minimum interest rates for the Company’s fixed interest rate annuities range from 1.0% to 4.5%. As of December 31, 2008 and 2007, less than 2% of the contracts inforce had a credited rate below 3%. The guaranteed minimum interest rates for the Company’s fixed interest rate universal life insurance policies range from 2.0% to 4.5%. These guaranteed minimum rates are before deduction for any policy administration fees or mortality charges.

Reserves are established, as appropriate, for separate account product guarantees. The most significant of these relates to a guaranteed minimum death benefit on variable annuities equal to the amount of premiums paid less prior withdrawals (regardless of investment performance). In addition, a policyholder less than seventy-six years of age may elect, at issue, to purchase an enhanced death benefit rider, which pays a benefit on death equal to the sum of the highest prior anniversary value and the net of premiums received and funds withdrawn since that date. The average age of policyholders with the enhanced death benefit rider at December 31, 2008 was fifty-five. Coverage from this rider ceases at age eighty. Guaranteed death benefits are reduced dollar-for-dollar for partial withdrawals, which increases the risk profile of this benefit. Partial withdrawals from policies issued after November 1, 2003, will use the pro-rata method. Policyholder partial withdrawals to date have not been significant. Separate account product guarantee reserves are calculated as a percentage of collected mortality and expense risk and rider charges, with the current period change in reserves reflected in policyholder benefits.

The Company offers various sales incentives including bonus interest credited on its annuity products at the point of sale, as well as higher interest crediting rates in the first policy year. The Company capitalizes and amortizes these incentives to the extent they are in excess of expected policy benefits and interest credits provided in renewal years. These incentives are amortized based on the underlying gross margins of the products, with amortization adjusted periodically to reflect actual experience. The Company capitalized sales inducement costs of $16.5 and $4.7 million and recorded net amortization of $4.3 and $2.8 million during 2008 and 2007, respectively. Sales inducement assets were $25.9 and $13.6 million at December 31, 2008 and 2007, respectively.

The Company also offers persistency bonuses on certain products, whereby contract holders can receive additional interest credits by maintaining their policy inforce for predetermined durations. These additional interest credits are accrued ratably over the bonus period and adjusted for actual persistency. The Company accrued sales inducement liabilities of $0.4 and $0.2 million during 2008 and 2007 respectively, and recorded net increases for amortization and unlocking of $0.2 and $0.3 million during 2008 and 2007, respectively. Sales inducement liabilities were $10.3 and $9.7 million at December 31, 2008 and 2007, respectively.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Reinsurance

The Company reinsures certain risks assumed in the normal course of business to other companies. The Company assumes a small amount of reinsurance from other companies. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. Amounts recoverable from and payable to reinsurers are estimated in a manner consistent with the related liabilities associated with the reinsured policies. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Policyholders’ Dividends and Dividend Obligations

Policyholders’ dividends consist of the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary and policyholder dividend obligations arising from the Closed Block. Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to National Life’s overall operating results. The dividend scale is approved annually by National Life’s Board of Directors.

Policyholder Deposits

Policyholder deposits primarily consist of death benefits held in interest-bearing accounts for life insurance contract beneficiaries.

Recognition of Insurance Revenues and Related Expenses

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums and surrenders from universal life and investment-type annuities are reported as increases and decreases, respectively, in policyholder account liabilities. Revenues for these policies consist of mortality charges, policy administration fees, and surrender charges deducted from policyholder account liabilities. Policy benefits charged to expense include benefit claims in excess of related policyholder account liabilities.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Federal Income Taxes

NLHC files a consolidated tax return for the tax year ended December 31, 2008 which includes NLHC and all subsidiaries of the Company. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Minority Interests

Minority interests represented minority partners’ interests in entities within the Company. Minority interests attributable to common stockholders are carried on the equity method. Those attributable to preferred stockholders are carried on the cost method, with dividends paid reflected as minority interests expense within the consolidated financial statements.

During 2006, the Company sold its interests in two entities within the Company which had minority interests. There are no remaining minority interests in entities within the Company.

NOTE 3 – CHANGES IN ACCOUNTING PRINCIPLES New Accounting Principles (Adopted)

FIN No. 48 – Accounting for Uncertainty in Income Taxes – an interpretation of Financial Accounting Standards Board Statement No. 109. In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 requires an entity to determine whether it is “more likely than not” that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements.

The amount recognized would be the largest amount of tax benefit that is greater than fifty percent likely of being realized upon ultimate settlement, along with any related interest and penalties (if applicable). Upon adoption of FIN 48, the guidance was applied to all tax positions, and only those tax positions meeting the “more likely than not” threshold are recognized or continue to be recognized in the financial statements. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits, including accrued interest and penalties, and uncertain tax positions where the estimate of the tax benefit may change significantly in the next twelve months. FIN 48 was effective for fiscal years beginning after December 15, 2006. The Company adopted FIN 48 effective January 1, 2007 by recording an increase in the liability for unrecognized tax benefits of $152,000 in its Consolidated Balance Sheets, offset by a reduction to the beginning balance of retained earnings.

SFAS No. 155 – Accounting for Certain Hybrid Financial Instruments – an amendment of FASB Statements No. 133 and 140. In February 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 155, “Accounting for Certain Hybrid Financial Instruments – an amendment of FASB Statements No. 133 and 140” (“SFAS 155”) which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133, “Accounting for Derivative Instruments and Hedging Activities” (“SFAS 133”); (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets,” and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity’s ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

In December 2006, the FASB issued Derivative Implementation Group Statement 133 Implementation Issue No. B40, “Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets” (“DIG B40”). Since SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provides a narrow scope exception for securitized interests that

NOTE 3 – CHANGES IN ACCOUNTING PRINCIPLES (continued)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

New Accounting Principles (Adopted) (continued)

contain only an embedded derivative related to prepayment risk. Under DIG B40, a securitized interest in prepayable financial assets would not be subject to bifurcation if: (a) the right to accelerate the settlement of the securitized interest cannot be controlled by the investor and (b) the securitized interest itself does not contain an embedded derivative for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133. The guidance in DIG B40 is to be applied upon the adoption of SFAS 155. The Company adopted the provisions SFAS 155 and DIG B40 on January 1, 2007. The adoption of SFAS 155 did not have a material impact on the Company’s consolidated financial condition or results of operations.

SFAS No. 158 - Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R). In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)” (“SFAS 158”). The guidance requires the Company to recognize on the balance sheet the funded status of its defined benefit postretirement plans as either an asset or liability, depending on the plans’ funded status, with changes in the funded status recognized through other comprehensive income. The funded status is measured as the difference between the fair value of the plan assets and the projected benefit obligation, for pension plans, or the accumulated postretirement benefit obligation for postretirement benefit plans. Prior service costs or credits and net actuarial (losses) gains which are not recognized in current net periodic benefit cost, pursuant to SFAS No. 87, “Employers’ Account for Pensions” or SFAS No. 106, “Employers’ Accounting for Postretirement Benefits Other Than Pensions,” must be recognized in other comprehensive income, net of tax, in the period in which they occur. As these items are recognized in net periodic benefit cost, the amounts accumulated in other comprehensive income are adjusted. Disclosure requirements have also been expanded to separately provide information on the prior service costs or credits and net (losses) gains recognized in other comprehensive income and their effects on net periodic benefit costs. SFAS 158 was effective for fiscal years ending after June 15, 2007 and was applied prospectively. The Company adopted the recognition provision of SFAS 158 as of December 31, 2007. See Note 9 for more information regarding the Company’s adoption of SFAS 158.

SOP 05-01 – Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts. In September, 2005, the Accounting Standards Executive Committee issued SOP 05-01, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” (“SOP 05-01”). SOP 05-01 provides guidance on internal replacement of insurance and investment contracts, whereby an existing policyholder exchanges a current contract for a new contract, and whether certain acquisition costs associated with the original contract may continue to be deferred or must be expensed immediately. Under the terms of SOP 05-01, internal replacements qualifying for continued deferral of original acquisition costs must demonstrate that the new contract is substantially unchanged from the original contract, including coverage provided, insured individual, investment returns, and any dividend participation rights. SOP 05-01 is effective for fiscal years beginning after December 15, 2006. The Company adopted the provisions of SOP 05-01 on January 1, 2007. The adoption of SOP 05-01 did not have a material impact on the Company’s consolidated financial position or results of operations.

FSP 115-1 - The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments. In November 2005, the FASB issued FASB Staff Position (“FSP”) FAS 115-1 and FAS 124-1, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments” (“FSP FAS 115-1”). The guidance in FSP FAS 115-1 nullifies the accounting and measurement provisions of

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 3 – CHANGES IN ACCOUNTING PRINCIPLES (continued) New Accounting Principles (Adopted) (continued)

Emerging Issues Task Force No. 03-1 - “The Meaning of Other Than Temporary Impairments and Its Application to Certain Investments” references existing guidance, and supersedes EITF Topic No. D-44 “Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value.” FSP FAS 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. The Company’s existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP FAS 115-1, and includes the recognition of other than temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where the Company does not have the intent to hold the securities until either maturity or recovery. The Company applied the principles of FSP FAS 115-1 effective January 1, 2006. The initial application of FSP FAS 115-1 did not have a material effect on the Company’s consolidated financial condition or results of operations.

SFAS No. 157 – Fair Value Measurements. In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”, which defines fair value, establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement and enhances disclosures about fair value instruments. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (entry price).

Prior to SFAS 157, the fair value of a liability was often based on a settlement price concept which assumed the liability was extinguished. Under SFAS 157, fair value is based on the amount that would be paid to transfer a liability to a third party with the same credit standing. An exit price valuation will include margins for risk even if they are not observable. SFAS 157 requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale of use of an asset or non-performance risk, which would include the reporting entity’s own credit risk. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value.

SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. See Footnote 4 for a description of the three-level hierarchy for fair value measurements. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

The SFAS estimated fair value is likely to materially diverge from the ultimate settlement of the liability as the Company believes settlement will be based on our best estimate assumptions rather than those best estimate assumptions plus risk margins. Release of risk margins will be reflected as realized gains in future periods’ net income. Each of the components described below are unobservable in the marketplace and require subjectivity by the Company in determining their value.

  Credit Standing Adjustment: This component makes an adjustment that market participants would make to reflect the risk that policyholder liabilities will not be fulfilled (“nonperformance risk”). SFAS 157 explicitly requires nonperformance risk to be reflected in fair value.
  Behavior Risk Margin: This component adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior used prior to adoption of

NOTE 3 – CHANGES IN ACCOUNTING PRINCIPLES (continued)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

New Accounting Principles (Adopted) (continued)

SFAS 157 could differ from actual experience. The Behavior Risk Margin is calculated by taking the difference between adverse policyholder behavior assumptions that the Company believes market participants would use in developing risk margins.

Effective January 1, 2008 the Company adopted SFAS 157 and applied the provisions of the statement prospectively to assets and liabilities measured at fair value.

In February 2008, The FASB issued FASB Staff Position (“FSP”) No. FAS 157-1, Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13, Accounting for Leases (“FSP FAS 157-1”). FSP FAS 157-1 provides a scope exception from SFAS 157 for the evaluation criteria on lease classification and capital lease measurement under SFAS No. 13 “Accounting for Leases” and other related accounting pronouncements. Accordingly, the Company did not apply the provisions of SFAS 157 in determining the classification of and accounting for leases and the adoption of FSP FAS 157-1 did not have an impact on the Company’s consolidated financial statements.

In February 2008, The FASB issued FSP FAS 157-2, Effective Date of FASB Statement No 157 (“FSP FAS 157-2”) which delays the effective date for certain nonfinancial assets and liabilities that are recorded at fair value on a nonrecurring basis. The effective date is delayed until January 1, 2009, and impacts balance sheet items including nonfinancial assets and liabilities in a business combination and the impairment testing of goodwill and long-lived assets. As a result of the issuance of FSP FAS 157-2, the Company did not apply the provisions of SFAS 157 to the nonfinancial assets and nonfinancial liabilities within the scope of FSP FAS 157-2.

In October 2008, the FASB issued FSP FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active”, (“FSP FAS 157-3”) that provided SFAS 157 implementation guidance for fair value considerations of thinly traded securities. An active market is defined as one in which transactions for an asset or liability occur with sufficient frequency and volume in order to provide pricing information on a regular basis. The Company adopted FSP FAS 157-3 establishing a stale pricing policy for assets and liabilities for which prices have not changed from the prior month-end to the financial statement date. In accordance with this definition, securities that are actively traded on exchanges and dealer markets that are not deemed to be stale priced are assigned level 1, as described in Note 4.

SFAS No. 159 – The Fair Value Option for Financial Assets and Financial Liabilities. In February 2007, FASB issued SFAS 159, Fair Value Option for Financial Assets and Liabilities, to expand the use of fair value measurements to other financial assets and liabilities on an optional basis at the election of the reporting entity. Election of the fair value option under SFAS 159 enables financial instruments to be recorded at fair value on the balance sheet with changes in fair value recognized through net income. The election is made on an instrument-by-instrument bases at the time a contract is acquired or, for existing assets and in-force liabilities, at the date at which the standard is first adopted by the reporting entity. The election is irrevocable and applies over the life of the contract. Effective, December 31, 2008, the Company did not elect the fair value option under SFAS 159 for any instruments.

FSP EITF 99-20-1 – Amendments to the Impairment Guidance of EITF Issue No. 99-20. In January 2009, the FASB released final FSP No. EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20” (“EITF 99-20-1”). According to the FASB, the FSP amends the impairment guidance in EITF 99-20, to achieve more consistent determination of whether an OTTI has occurred. The FSP retains

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 3 – CHANGES IN ACCOUNTING PRINCIPLES (continued)

New Accounting Principles (Adopted) (continued)

and emphasizes the OTTI guidance and required disclosures in Financial Accounting Standard 115, “Accounting for Certain Investments in Debt and Equity Securities” (“FAS 115”), FSP FAS 115-1 and FAS 124-1, SEC Staff Accounting Bulletin (SAB) Topic 5M, “Other Than Temporary Impairment of Certain Investments in Debt and Equity Securities”, and other related literature. FSP EITF 99-20-1 is effective prospectively for financial statements issued for fiscal years and interim periods ending after December 15, 2008 with early adoption encouraged. The Company applied the principles of FSP EITF 99-20-1 effective January 1, 2008. The application of the FSP EITF 99-20-1 did not have an effect on the Company’s consolidated financial condition or results of operations for the year ending December 31, 2008.

New Accounting Principles (Future Adoption)

SFAS No. 161 – Disclosures about Derivative instruments and Hedging Activities – an Amendment of FASB Statement No. 133. In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and hedging Activities – an amendment of FASB Statement No. 133“ (“SFAS 161”), which amends and expands current qualitative and quantitative disclosure requirements for derivative instruments and hedging activities. Enhanced disclosures will include: how and why the Company uses derivative instruments; how derivative instruments and related hedged items are accounted for under SFAS 133; and how derivative instruments and related hedged items affect our financial position, financial performance and cash flows. Quantitative disclosures will be enhanced by requiring a tabular format by primary underlying risk and accounting designation for the fair value amount and location of derivative instruments in the financial statements and the amount and location of (losses) gains in the financial statements for derivative instruments and related hedged items. The tabular disclosures should improve transparency of derivative positions existing at the end of the reporting period and the effect of using derivatives during the reporting period. SFAS 161 also requires the disclosure of credit-risk-related contingent features in derivative instruments and cross-referencing within the notes to the consolidated financial statements to assist users in locating information about derivative instruments. The amended and expanded disclosure requirements apply to all derivative instruments within the scope of SFAS 133, non-derivative hedging instruments and all hedged items designated and qualifying as hedges under SFAS 133. SFAS 161 is effective prospectively for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company will adopt SFAS 161 effective January 1, 2009, at which time the Company will begin including these required enhanced disclosures related to derivative instruments and hedging activities in our financial statements.

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES

Fair Value Definition and Hierarchy

Effective January 1, 2008, The Company applied the provisions of SFAS 157 prospectively to financial assets and financial liabilities that are required to be measured at fair value under existing U.S. GAAP. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date.

SFAS 157 requires consideration of three broad valuation techniques (i) the market approach, (ii) the income approach, and (iii) the cost approach. SFAS 157 requires that entities determine the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. SFAS 157 prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company has categorized its assets and liabilities

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Fair Value Definition and Hierarchy (continued)

into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company categorizes financial assets and liabilities recorded at fair value on the December 31, 2008 consolidated balance sheet as follows:

  Level 1 – Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date. The types of assets and liabilities utilizing Level 1 inputs include equity securities listed in active markets, investments in publicly traded mutual funds with quoted market prices, and listed derivatives. Separate accounts classified within this level principally include mutual funds.
  Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data (market-corroborated inputs). The types of assets and liabilities utilizing Level 2 inputs generally include U.S. agency and government securities, certain municipal bonds, certain mortgage- backed securities (MBSs) and certain asset-backed securities (“ABSs”), certain corporate debt, certain private placement investments, certain preferred stocks, and certain derivatives, including options and credit default swaps. Separate account assets classified within this level are generally similar to those classified within this level for the general accounts.
  Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain private placement investments, certain preferred stocks and embedded derivative liabilities.

SFAS 157 Transition

The Company applied the provisions of SFAS 157 prospectively to financial instruments that are recorded at fair value. At January 1, 2008, the impact of adopting SFAS 157 for indexed products, accounted for under SFAS 133 was a reduction to income of $4.6 million, after taxes and deferred acquisition costs, and was recognized as a change in estimate in the accompanying audited consolidated statement of income. The adoption of SFAS 157 changed the valuation resulting from an adjustment for risks inherent in a particular input or valuation technique and the inclusion of the Company’s own credit standing in their valuation. There were no significant changes in fair value of items measured at fair value and reflected in accumulated other comprehensive (loss) income.

Valuation Techniques

Debt and Equity Securities - The fair values of U.S. government obligations, which include U.S. treasuries, are estimated based on observable broker bids from active market makers and inter-dealer brokers, as well as yield curves from dealers for same or comparable issues. U.S. treasury securities are actively traded and categorized in Level 1 of the fair value hierarchy.

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NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Valuation Techniques (continued)

Government agencies - authorities and subdivisions securities include U.S. agencies and municipal bonds. The fair values of municipal bonds are estimated using market quotations from recently executed transactions, spread pricing models as well as interest rates. Government agency securities are valued based on market observable yield curves, interest rates and spreads. Municipal bonds and government agency securities are generally categorized in Level 2 of the fair value hierarchy.

Corporate bonds, non-trading preferred stocks - as well as investment-grade MBS and ABS securities are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. Fair values of private placement securities are determined using industry accepted models based on observable spreads. These securities are generally categorized in Level 2 of the fair value hierarchy; in instances where significant inputs are unobservable, they are categorized in Level 3 of the fair value hierarchy.

Trading equity securities - Fair values of exchange traded equity securities are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Trading equities are categorized into Level 1 of the fair value hierarchy.

Derivative Contracts - Fair values of exchange traded futures are based on quoted prices. These prices are readily and regularly available in an active market and the Company validates pricing information provided per brokerage statements to market closing prices. Therefore, these securities are categorized as Level 1 of the fair value hierarchy.

OTC derivative contracts - held by the Company include purchased credit default swaps and option contracts. Fair value of these over the counter (“OTC”) derivative products is calculated using models such as the Black-Scholes option-pricing model, which uses pricing inputs observed from actively quoted markets and is widely accepted by the financial services industry. A substantial majority of the Company’s OTC derivative products use pricing models and are categorized as Level 2 of the fair value hierarchy. However, determination of the fair value of certain long dated credit default swaps where direct trading activity or quotes are unobservable requires significant judgment. These credit default swaps were purchased to hedge existing market exposure.

Equity Indexed Embedded Derivatives - The fair value of the embedded policy derivatives contained in equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts.

Option pricing models are used to estimate fair value, taking into account assumptions for future equity indexed credited rates in light of market conditions and policyholder behavior assumptions. With the adoption of SFAS 157, these methodologies were not changed, with the exception of incorporating an explicit risk margin for variance of policyholder behavior and the impact the Company’s own credit rating would have in the view of a market participant. Given significant unobservable inputs used to value the financial instruments, they are included in level 3.

–

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Presented here is the fair value of all assets and liabilities subject to fair value determination as well as the expanded fair value disclosures required by SFAS 157 (in thousands).

					Not
					Presented
					at Fair
Assets		Level 1	Level 2	Level 3	Value	Total
	AFS debt and equity securities:
	U.S. government obligations	$ 13,291	$ –	$ –	$ –	$ 13,291
	Government agencies, authorities and
	subdivisions	–	37,749	–	–	37,749

	Corporates	–	4,790,068	–	–	4,790,068

	Private placements	–	864,869	52,901	–	917,770

	Mortgage-backed securities	–	3,396,578	–	–	3,396,578
					–
	Total AFS debt securities	13,291	9,089,264	52,901		9,155,456
					–
	Preferred stock	19,612	22,985	1,879		44,476

	Common stock	42,432	–	–	–	42,432

	Total AFS equity securities	62,044	22,985	1,879	–	86,908

	Total AFS debt and equity securities	75,335	9,112,249	54,780	–	9,242,364
	Trading equity securities	15,714	–	–	–	15,714
	Securities lending invested collateral	–	81,440	–	–	81,440
	Other invested assets	7,414[1]	110,036[1]	–	250,450	367,900
	Cash and cash equivalents	119,453	19,313	–	9,221	147,987

	Total cash and investments	217,916	9,323,038	54,780	259,671	9,855,405
	Separate account assets	557,002[2]	52,234[2]	–	–	609,236
	Total assets subject to fair value disclosure	$ 774,918	$9,375,272	$ 54,780	$ 259,671	$10,464,641

Liabilities		Level 1	Level 2	Level 3

	Policyholder account liabilities	$ –	$ –	$ 651,704	$7,166,102	$ 7,817,806
	Other liabilities	–	72,591[3]	–	163,411	236,002

	Total liabilities subject to fair value disclosure	$ –	$ 72,591	$ 651,704	$7,329,513	$ 8,053,808

1. Comprised of certain derivative contracts including credit default swaps, OTC options and exchange traded futures.

2. Separate account assets are measured at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by SOP 03-1. Separate account assets are principally comprised of public registered mutual funds, trading equities and certain MBS.

3. Comprised of certain OTC options.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

The table below summarizes the reconciliation of the beginning and ending balances and related changes for the year ended December 31, 2008 for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value:

		Net [1]		Activity
		Investment		During			Assets and
		Gains/Loss		the period			liabilities
		In Earnings		(Purchases,			still held
		(realized	Unrealized[2]	Issuances,	Transfers		at the
	Beginning	and	In	Sales,	In/Out of	Ending	reporting
Assets	balance	unrealized)	OCI	Settlements)	Level 3	Balance	date
Private placements	$ 50,827	$ (1,773)	$ (15,945)	$ (1,968)	$ 21,760	$ 52,901	$ –
Preferred stock	3,329	–	(1,450)	–	–	1,879	–
Total AFS debt and equity							–
securities	54,156	(1,773)	(17,395)	(1,968)	21,760	54,780
Other invested assets	3,268	13	(3,186)	(95)	–	–	–
Total invested assets	$ 57,424	$ (1,760)	$ 20,581)	$ (2,063)	$ 21,760	$ 54,780	$ –
Liabilities
Policyholder account
liabilities	$ 689,818	$ (226,835)	$ –	$ 188,721	$ –	$ 651,704	$ (226,835)
Total liabilities	$ 689,818	$ (226,835)	$ –	$ 188,721	$ –	$ 651,704	$ (226,835)

1. Includes (losses) gains on sales of financial instruments, changes in market value of certain instruments and other-than-temporary impairments.

2. Includes changes in market value of certain instruments.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 4 – FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Fair Value of Financial Instruments

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):

	2008		2007
	Carrying	Estimated Carrying		Estimated
	Value	Fair Value	Value	Fair Value
Cash and cash equivalents	$ 147,987	$ 147,987	$ 179,405	$ 179,405
Available-for-sale debt securities	9,155,456	9,155,456	9,596,543	9,596,543
Available-for-sale equity securities	86,908	86,908	152,870	152,870
Trading equity securities	15,714	15,714	23,456	23,456
Mortgage loans & mortgage loan commitments	1,676,877	1,583,733	1,659,951	1,727,322
Policy loans	719,251	797,482	706,278	708,398
Options purchased	110,036	112,998	144,880	144,880
Options written	(71,652)	(72,591)	(53,477)	(53,477)
Futures purchased	2,962	2,962	2,375	2,375
Credit default swaps	(939)	(939)	–	–
Securities lending invested collateral	81,440	81,440	234,691	234,691
Separate account assets	609,236	609,236	983,815	983,815
Reserve assets – cash	59,097	59,097	50,627	50,627
Other invested assets–bank syndicate loans	6,426	6,426	9,694	9,694
Investment product liabilities	6,735,332	6,703,532	6,193,414	6,258,286
Debt	294,747	203,619	294,713	302,774

For cash and cash equivalents, carrying value approximates estimated fair value.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

The estimated fair value of securities lending invested collateral and bank loans is based on quoted market values.

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are estimated using quoted values determined through discounted cash flows derived from current interest rates adjusted for the Company’s credit rating.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 – INVESTMENTS Available-for-Sale Debt and Equity Securities

The amortized cost of available-for-sale (“AFS”) debt securities and the cost for AFS equity securities and for collateral related to the securities lending program, and the estimated fair values for all three at December 31 are as follows (in thousands):

		Gross Unrealized Gross Unrealized		Estimated Fair
2008	Cost	Gains	Losses	Value
AFS debt and equity securities:
U.S. government obligations	$ 11,678	$ 1,613	$ -	$ 13,291
Government agencies, authorities
and subdivisions	36,035	1,839	125	37,749
Corporate:
Communications	642,907	11,080	68,338	585,649
Consumer & retail	821,989	12,156	73,124	761,021
Financial institutions	1,300,244	9,003	248,276	1,060,971
Industrial and chemicals	1,069,979	5,502	182,596	892,885
Other corporate	90,300	7,406	8,547	89,159
REITS	185,585	-	65,323	120,262
Transportation	207,665	4,839	17,800	194,704
Utilities	1,184,090	11,531	110,204	1,085,417
Total corporate	5,502,759	61,517	774,208	4,790,068
Private placements	1,003,742	6,512	92,484	917,770
Mortgage-backed securities	3,513,391	53,811	170,624	3,396,578
Total AFS debt securities	10,067,605	125,292	1,037,441	9,155,456
Preferred stocks	72,747	-	28,271	44,476
Common stocks	53,959	882	12,409	42,432
Total AFS equity securities	126,706	882	40,680	86,908
Securities lending invested collateral	89,467	-	8,027	81,440
Total AFS debt and equity securities and
securities lending invested collateral	$ 10,283,778	$ 126,174	$ 1,086,148	$ 9,323,804

			Gross Unrealized
		Gross Unrealized	Losses	Estimated Fair
2007	Cost	Gains		Value
AFS debt and equity securities:
U.S. government obligations	$ 38,768	$ 1,449	$ –	$ 40,217
Government agencies, authorities
and subdivisions	81,872	5,303	–	87,175
Corporate:
Communications	654,441	26,622	6,784	674,279
Consumer & retail	880,250	17,764	17,609	880,405
Financial institutions	1,323,431	27,494	49,622	1,301,303
Industrial and chemicals	637,738	17,441	11,299	643,880
Other corporate	82,070	9,676	37	91,709
REITS	173,181	1,072	5,272	168,981
Transportation	146,921	5,523	2,074	150,370
Utilities	1,304,837	44,025	15,377	1,333,485
Total corporate	5,202,869	149,617	108,074	5,244,412
Private placements	909,762	26,403	8,704	927,461
Mortgage-backed securities	3,288,850	34,956	26,528	3,297,278
Total AFS debt securities	9,522,121	217,728	143,306	9,596,543
Preferred stocks	98,942	2,347	6,220	95,069
Common stocks	48,761	10,658	1,618	57,801
Total AFS equity securities	147,703	13,005	7,838	152,870
Total AFS debt and equity securities	$ 9,669,824	$ 230,733	$ 151,144	$ 9,749,413

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 – INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

Unrealized (losses) gains on available-for-sale debt and equity securities included as a component of accumulated other comprehensive income and changes therein for the years ended December 31 were as follows (in thousands):

	2008	2007	2006

Net unrealized (losses) gains on available-for-sale securities	$ (1,039,563)	$(34,049)	$ (69,569)
Net unrealized (losses) gains on separate accounts	(1,094)	256	407
Net unrealized (losses) gains on other invested assets	(24,997)	17,693	940
Related deferred policy acquisition costs	368,773	2,257	16,020
Related present value of future profits of insurance acquired	-	1,188	1,439
Related deferred income taxes	218,004	5,096	5,180
Related policyholder dividend obligation	74,012	(1,905)	35,963
Decrease in net unrealized gains	(404,865)	(9,464)	(9,620)
Balance, beginning of year	36,709	46,173	55,793
Balance, end of year	$ (368,156)	$ 36,709	$ 46,173

		2008	2007
Balance, end of year includes:
Net unrealized (losses) gains on available-for-sale securities		$ (959,974) $	79,589
Net unrealized gains on separate accounts		2,516	3,610
Net unrealized gains on other invested assets		2,520	27,517
Related deferred policy acquisition costs		373,068	4,295
Related deferred income taxes		198,238	(19,766)
Related policyholder dividend obligation		15,476	(58,536)
Balance, end of year		$(368,156) $	36,709

Net other comprehensive income (loss) related to unrealized (losses) gains on available-for-sale securities for 2008, 2007, and 2006 of $(404.9) million, $(9.5) million, and $(9.6) million is presented net of reclassifications to net income for net realized (losses) gains during the period of $9.7 million, $(3.7) million, and $(32.4) million and net of tax and deferred acquisition cost offsets of $1.8 million, $(2.5) million, and $(21.2) million, respectively.

The amortized cost and estimated fair values of debt securities and securities lending invested collateral by contractual maturity at December 31, 2008, are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Estimated Fair
	Cost	Value
Due in one year or less	$ 267,941	$ 257,255
Due after one year through five years	1,594,147	1,488,881
Due after five years through ten years	3,262,578	2,785,356
Due after ten years	1,519,015	1,308,826
Mortgage-backed securities	3,513,391	3,396,578
Total	$ 10,157,072	$ 9,236,896

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 – INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

Proceeds from sales of available-for-sale debt and equity securities for the years ended December 31, 2008, 2007, and 2006 were $931.7 million, $1,330.2 million, and $1,936.8 million, respectively. Gross realized gains on sales of available-for-sale debt securities for the years ended December 31, 2008, 2007, and 2006 were $18.4 million, $5.0 million, and $4.5 million, respectively. Gross realized losses on sales of available-for-sale debt securities for the years ended December 31, 2008, 2007, and 2006 were $9.9 million, $15.6 million, and $48.0 million, respectively. Gross realized gains on available-for-sale equity securities for the years ended December 31, 2008, 2007, and 2006 were $2.0 million, $20.0 million, and $4.1 million, respectively. Gross realized losses on available-for-sale equity securities for the years ended December 31, 2008, 2007, and 2006 were $2.3 million, $0.3 million, and $0.5 million, respectively.

The Company recognized losses of $114.9 million, $11.0 million, and $3.1 million on available-for-sale debt and equity securities for the years ended December 31, 2008, 2007, and 2006, respectively, resulting from other-than-temporary declines in the fair value of individual securities held. Factors considered in determining whether declines in the fair value of securities are other-than temporary include 1) the significance of the decline, 2) the Company’s ability and intent to retain the investment for a sufficient period of time for it to recover, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects, and overall financial condition of the issuer. Based upon these factors, securities that have indications of potential impairment are subject to intensive review. Where such analysis results in a conclusion that declines in fair values are other-than-temporary, the security is written down to fair value.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 – INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

Investments’ gross unrealized losses and estimated fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2008 and 2007, were as follows (in thousands):

2008	Less than 12 months		12 months or more		Total

	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
Description of Securities	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
U.S. government obligations
Government agencies, authorities
and subdivisions	$ 3,129	$ 125	$ -	$ -	$ 3,129	$ 125
Corporate:
Communications	337,097	44,489	75,809	23,849	412,906	68,338
Consumer & retail	386,760	38,880	96,631	34,244	483,391	73,124
Financial institutions	599,236	112,102	329,353	136,174	928,589	248,276
Industrial and chemicals	557,361	109,355	194,451	73,241	751,812	182,596
Other corporate	9,746	3,034	1,450	5,513	11,196	8,547
REITS	39,466	22,465	80,797	42,858	120,263	65,323
Transportation	80,615	7,284	26,469	10,516	107,084	17,800
Utilities	595,876	66,886	205,783	43,318	801,659	110,204
Total corporate	2,606,157	404,495	1,010,743	369,713	3,616,900	774,208
Private placements	701,382	76,724	61,700	15,760	763,082	92,484
Mortgage-backed securities	656,275	122,137	11,580	48,487	667,855	170,624
Subtotal debt securities	3,966,943	603,481	1,084,023	433,960	5,050,966	1,037,441
Preferred stock	29,105	15,290	13,863	12,981	42,968	28,271
Common stock	28,184	12,409	182	-	28,366	12,409
Securities lending invested collateral	-	-	81,440	8,027	81,440	8,027
Total securities	$ 4,024,232	$ 631,180	$ 1,179,508	$ 454,968	$ 5,203,740	1,086,148

2007	Less than 12 months		12 months or more			Total

	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
Description of Securities	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
U.S. government obligations
Government agencies, authorities
and subdivisions
Corporate:
Communications	$ 120,842	$ 3,164	$ 70,531	$ 3,620	$ 191,373	$ 6,784
Consumer & retail	212,015	9,194	142,164	8,415	354,179	17,609
Financial institutions	488,650	30,485	248,401	19,137	737,051	49,622
Industrial and chemicals	196,317	8,122	82,300	3,177	278,617	11,299
Other corporate	4,957	37	–	–	4,957	37
REITS	91,195	2,987	46,648	2,285	137,843	5,272
Transportation	47,071	1,506	13,193	568	60,264	2,074
Utilities	284,375	7,148	190,785	8,229	475,160	15,377
Total corporate	1,445,422	62,643	794,022	45,431	2,239,444	108,074
Private placements	283,438	5,259	84,742	3,445	368,180	8,704
Mortgage-backed securities	670,448	10,525	793,386	16,003	1,463,834	26,528
Subtotal debt securities	2,399,308	78,427	1,672,150	64,879	4,071,458	143,306
Preferred stock	26,592	5,398	7,889	822	34,481	6,220
Common stock	10,592	1,481	583	137	11,175	1,618
Total securities	$2,436,492	$ 85,306	$1,680,622	$ 65,838	$4,117,114	$ 151,144

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 – INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

Of the $603.5 million total unrealized losses on debt securities in the less than 12 months category, $404.5 million total unrealized losses on the corporate bond portfolio are concentrated in the financial institution, industrial and chemicals, and utility sectors. In 2008, the JPMorgan US Liquid Index (“JULI”), an investment grade corporate bond index widened by approximately 322 basis points from 182 basis points at the beginning of the year to 504 basis points at the end of the year. Over the same time period, the JULI high yield corporate bond index widened by approximately 1,127 basis points from a beginning level of 597 basis points to a year end level of 1,724. This spread widening was primarily a function of the global economic slowdown, the corresponding increase in the corporate bond default rate and the perceived credit risk associated with these defaults.

MBSs are primarily attributable for another $122.1 million of the $603.5 million unrealized losses on debt securities purchased in 2008. The decline in market value of these securities pertained primarily to increased credit spreads over treasury yields associated with the U.S. housing crisis which was partially offset by lower treasury yields as investors fled to treasuries over the last four months of 2008, driving yields down. In addition to the $122.1 million attributable to unrealized losses in 2008, there is another $48.5 million of MBS losses attributable to the $434.0 million of unrealized debt security losses that have been in a loss position for 12 months or more. The Company believes that the current matrix pricing, based on market observable transactions for similar securities, reflects both distressed sales (which are excludable under SFAS 157) and sales of securities that do not have all of the same characteristics as the Company’s MBS holdings, and therefore, is not completely indicative of the fair value of the Company’s MBS positions. There are considerations, such as concentration risk, underwriting, geographical diversification, property type diversification and quality of underlying cash flows that the Company considers when determining whether a pricing decline is temporary in nature. The Company has the intent and ability to hold these securities until they recover and will continue to monitor these holdings for any underlying deterioration in future quarters that would indicate that an individual security will not recover, at which time the Company will record OTTI as appropriate.

Of the $434.0 million unrealized losses on debt securities in the more than 12 months category, $369.7 million was in the corporate bond portfolio. The unrealized losses are concentrated in the financial institution, industrial and chemical, utility and REITs sectors. As noted in the earlier comments about the less than 12 month category, the main reason for the unrealized losses in this group was the pervasive market spread widening caused by the global economic slowdown and the corresponding increase in the corporate bond default rate. Based on the facts and circumstances surrounding the individual securities, the Company’s assessment around the probability of all contractual cash flows and the Company’s ability and intent to hold the individual securities to maturity or recovery, the Company believes that the unrealized losses on these bonds at December 31, 2008 are temporary.

The Company periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. The Company initially receives cash collateral or U.S. government or government agency bonds for at least 102% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned in order to ensure that the cash collateral is at least equal to 100% of the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction.

The fair value of the loaned securities was $119.3 million and $265.8 million at December 31, 2008 and 2007, respectively. At December 31, 2008 and 2007, the Company has recognized a liability for outstanding cash and bond collateral received (included in securities lending payable) of $121.7 million and $269.9 million, respectively.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 – INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

The cash collateral received is generally invested in short-term investments including fixed income and other securities with debt-like characteristics and is reported at estimated fair value. The change in fair value of invested collateral is adjusted through other comprehensive income, net of related deferred income taxes. The invested collateral is evaluated for other-than-temporary impairment by applying the same criteria used for other investments in debt securities held by the Company. At December 31, 2008 and 2007, the fair value of invested collateral was $81.4 million and $234.7 million, respectively.

The Company’s earnings with respect to its lending program were $0.9 million less expenses of $0.2 million in 2008, $1.5 million less expenses of $0.4 million in 2007, and $0.9 million less expenses of $0.2 million in 2006.

Trading Equity Securities

These securities represent investments by the Company in the mutual funds, or registered investment companies of The Sentinel Group Funds. Sentinel Asset Management Inc., a wholly owned subsidiary of the Company, has a contract with the Sentinel Group Funds, renewed annually, to manage the assets of the Funds. For the years ended December 31, 2008, 2007, and 2006 the equity securities held in the trading category recorded $0.2 million, $1.6 million, and $1.3 million of net investment income. The cost of trading securities held at December 31, 2008 and 2007 was $21.4 million and $22.2 million, respectively.

The total return on these equity investments is intended to offset the net appreciation or depreciation in value of certain defined contribution deferred compensation liabilities. The net change in deferred compensation liabilities is included in operating expenses.

Mortgage Loans and Real Estate

The distributions of mortgage loans and real estate at December 31 were as follows:

	2008	2007
Geographic Region
New England	2.6%	2.7%
Middle Atlantic	3.0	4.4
East North Central	17.6	17.4
West North Central	7.2	7.1
South Atlantic	21.9	21.9
East South Central	3.4	2.7
West South Central	15.1	14.4
Mountain	11.8	11.6
Pacific	17.4	17.8

Total	100.0%	100.0%
Property Type
Apartment	12.1%	13.2%
Retail	12.2	9.3
Office Building	46.1	45.1
Industrial	26.0	28.0
Hotel/Motel	.5	1.0
Other Commercial	3.1	3.4

Total	100.0%	100.0%
Total mortgage loans and real estate
(in thousands)	$1,692,530	$1,679,063

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 – INVESTMENTS (continued)

Mortgage Loans and Real Estate (continued)

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

		2008	2007
Unimpaired loans	$1,676,877		$1,659,951
Impaired loans without valuation allowances		–	–
Subtotal		1,676,877	1,659,951
Impaired loans with valuation allowances		–	–
Related valuation allowances		–	–
Subtotal		–	–
Total	$1,676,877		$1,659,951

	2008	2007	2006
Impaired loans:
Average total investment	$ –		$2,834
Interest income recognized		–	37
Interest received		–	37

Impaired loans are mortgage loans where it is not probable that all amounts due under the contractual terms of the loan will be received. Impaired loans without valuation allowances are mortgage loans where the estimated fair value of the collateral exceeds the recorded investment in the loan. For these impaired loans, interest income is recognized on an accrual basis, subject to recoverability from the estimated fair value of the loan collateral. For impaired loans with valuation allowances, interest income is recognized on a cash basis.

Activity in the valuation allowances for impaired mortgage loans for the years ended December 31 was as follows (in thousands):

	2008	2007	2006
Additions for impaired loans charged to realized losses	$ –	$ –	$ –
Changes to previously established valuation allowances	–	–	(860)
Decrease in valuation allowances	–	–	(860)
Balance, beginning of year	–	–	860
Balance, end of year	$ –	$ –	$ –

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 – INVESTMENTS (continued) Net Investment Income

The components of net investment income for the years ended December 31 were as follows (in thousands):

	2008	2007	2006
Debt securities interest	$611,975	$575,215	$538,839
Equity securities dividends	7,014	11,582	14,242
Mortgage loan interest	115,661	115,555	121,614
Policy loan interest	41,570	40,647	39,286
Real estate income	3,377	3,391	17,222
Options	(197,184)	1,959	77,348
Other investment income	5,468	20,814	12,056
Gross investment income	587,881	769,163	820,607
Less: investment expenses	12,115	11,105	23,145
Net investment income	$ 575,766	$758,058	$797,462

Other investment income includes income distributions from unconsolidated partnership investments and the amortization of investments in affordable housing credits.

Net Realized (Losses) Gains

The following summarizes the components of net realized investment (losses) gains, including other than temporary impairments, by investment category for the years ended December 31 (in thousands):

	2008	2007	2006
Debt securities	$ (70,527)	$(21,517)	$ (37,872)
Equity securities	(34,666)	16,751	3,457
Sale of AG&T	–	–	8,144
Real estate partnership	–	–	30,609
Mortgage loans	–	(95)	190
Real estate investments	310	(692)	(2,013)
Other invested assets	(1,111)	600	(1,393)
Total	$(105,994)	$ (4,953)	$1,122

Derivatives

The Company purchases OTC options and exchange-traded futures on the S&P 500 and Russell 2000 indexes to hedge obligations relating to indexed products. These instruments and their related indexed embedded derivative obligations do not qualify for hedge accounting and, therefore, changes in their fair value are included in the statements of operations. Call options purchased are included in other invested assets and are carried at fair value. Call options written are included in other liabilities and carried at fair value. Credit default swaps were purchased to hedge existing market exposure.

The Company purchases options only from highly rated counterparties. However, in the event a counterparty fails to perform, the Company’s loss would be equal to the fair value of the net options held from that counterparty. The Company held collateral from counterparties as secured OTC call options to mitigate a portion of this risk in the amount of $9.5 million.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 5 – INVESTMENTS (continued) Derivatives (continued)

Indexed annuity and life contracts are included in policyholder account liabilities and consist of a combination of underlying host contract and embedded derivative values. The embedded derivative component is based on the fair value of the contracts' expected participation in future increases in the S&P 500 or Russell 2000 indexes. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, projected withdrawal and surrender activity, and the level and limits on contract participation in any future increases in the S&P 500 or Russell 2000 indexes. The Company incorporated two additional requirements in determining the fair value of a financial liability: (1) reflection of the reporting company’s nonperformance risk and (2) reflection of a risk margin.

The embedded derivative value was $651.7 million and $664.8 million at December 31, 2008 and 2007 respectively.

Results of operations for 2008, 2007, and 2006 included after-tax earnings from indexed annuities of $13.5 million, $23.4 million, and $23.6 million, respectively. The cost of options and changes in assumptions had a neutral impact on results of operations in 2008 and 2007.

The net notional amount of options purchased, options written, and those embedded in policy liabilities, all related to equity indexed products for the current policy year, is essentially zero. The notional amounts and the fair market value of options, futures, and credit default swaps at December 31 were as follows (in thousands):

	2008		2007
	Fair Market			Fair Market
	Notional	Value	Notional	Value
Options purchased (included in other
invested assets)	$2,776,700 $	110,036	$2,538,600	$ 144,880
Options written (included in other liabilities)	2,401,800	(71,652)	2,136,000	(53,477)
Futures purchased (included in other
invested assets)	27,311	2,962	26,598	2,375
Credit Default Swaps (included in other
invested assets)	15,000	(939)	–	–
Net fair market value	$ 40,407			$ 93,778

NOTE 6 – REINSURANCE

The Company reinsures certain risks assumed in the normal course of business. For individual life products sold on or after August 16, 2004, the Company generally retains no more than $2.0 million of risk on any person (excluding accidental death benefits and dividend additions). For individual life products sold after 2001 but prior to August 16, 2004, the Company generally retains no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions). On individual life business issued prior to 2002, the Company generally retains no more than $3.0 million of risk (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers.

Disability income products are primarily reinsured under coinsurance and modified coinsurance agreements primarily with Unum Provident Corporation (“UNUM”). In February 2003, the Company executed amendments to disability income reinsurance agreements with UNUM. Under the terms of the amendments, virtually all of the existing disability income coinsurance was converted to modified coinsurance. This change resulted in $286 million in cash and reinsurance liabilities being transferred to

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 6 – REINSURANCE (continued)

the Company from UNUM. The Company has agreed to pay UNUM an interest rate of 7% on the reserves held by the Company. All other rights and responsibilities outlined in the reinsurance agreements between the Company and UNUM remain in force.

In 2008 and 2007, a number of assumptions used in the calculation of the Company’s disability income reserves were revised, resulting in disability income reserves being increased by $13.1 million and $21.2 million, respectively. This increase in reserves resulted in $9.6 million and $16.5 million in cash being transferred to the Company from UNUM in 2008 and 2007 respectively. The impact on the Company’s operations in 2008 and 2007 was an increase in policy liabilities expense of $3.4 million and $4.7 million respectively.

Other income on the statements of operations includes income of $6.9 million, $10.8 million, and $9.0 million for 2008, 2007, and 2006, respectively, related to the Company’s disability income reinsurance. Such income is primarily offset by expenses incurred by the Company related to this block of business. Reserve transfers and interest payments under modified coinsurance agreements are included on the statements of operations as a component of increase in policy liabilities expense.

Interest costs included in reinsurance agreements in place at December 31, 2008 and 2007 are either fixed rate, or vary based solely on the Company's net investment income earnings rate. As such, these contracts do not pass through credit experience related to underlying pools of assets, and therefore do not contain embedded derivatives.

The effects of reinsurance for the years ended December 31 were as follows (in thousands). Transactions between the Closed Block and non-Closed Block operations have been excluded.

	2008	2007	2006
Insurance premiums:
Direct	$388,867	$390,466	$405,222
Reinsurance assumed	829	412	1,439
Reinsurance ceded	(67,226)	(68,550)	(70,654)
Total insurance premiums	$322,470	$322,328	$336,007

Increase in policy liabilities:
Direct	$20,803	$20,854	$64,412
Reinsurance assumed	2	53	(35)
Reinsurance ceded	24,300	8,810	17,406
Total increase in policy liabilities	$45,105	$29,717	$81,783

Policy benefits:
Direct	$482,090	$489,209	$445,087
Reinsurance assumed	486	2,020	540
Reinsurance ceded	(76,508)	(79,962)	(95,909)
Total policy benefits	$406,068	$411,267	$349,718

Policyholders’ dividends:
Direct	$115,541	$112,915	$124,462
Reinsurance ceded	(1,743)	(1,818)	(2,154)
Total policyholders’ dividends	$113,798	$111,097	$122,308

The Company remains liable in the event any reinsurer is unable to meet its assumed obligations. The Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

Total life insurance inforce as of December 31, 2008 and 2007 was $59.4 billion and $57.5 billion, respectively.

NOTE 7 – DEFERRED POLICY ACQUISITION COSTS

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following reflects the changes in the deferred policy acquisition costs asset (in thousands):

	2008	2007	2006
Balance, beginning of year	$969,875	$901,214	$801,557
Acquisition costs deferred during the year	236,105	184,572	172,116
Amortization during the year	(160,675)	(118,168)	(88,479)
Adjustment through other comprehensive income
during the year	368,773	2,257	16,020
Balance, end of year	$1,414,078	$969,875	$901,214

NOTE 8 – FEDERAL INCOME TAXES

The Company files income tax returns in the U.S. federal jurisdiction, and various states. With few exceptions, the Company is no longer subject to U.S federal, state, and local income tax examinations by tax authorities for years prior to 2005.

The components of federal income taxes and a reconciliation of the expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows (in thousands):

	2008		2007		2006
	Amount	Rate	Amount	Rate	Amount	Rate
Current	($20,033)		$41,690		$16,649
Deferred	12,193		6,411		26,917
Total income tax expense	($7,840)		$48,101		$43,566

Expected income taxes	2,632	35.0%	$57,162	35.0%	$56,102	35.0%
Dividends received deduction	(3,067)	(40.8)	(3,562)	(2.3)	(2,821)	(1.9)
Affordable housing tax credit	(4,596)	(61.1)	(4,905)	(3.2)	(6,796)	(4.5)
Audit settlements			197	0.1	(2,261)	(1.5)
Corporate owned life insurance	(1,478)	(19.7)	(2,271)	(1.5)	(2,401)	(1.6)
Other, net	(1,331)	(17.7)	1,480	1.0	1,743	1.2
Total income tax expense	($7,840)		$48,101		$43,566
Effective federal income tax rate		(104.3)%		29.1%		26.7%

The Company paid $8.5 million, $37.8 million, and $20.1 million in federal income taxes during 2008, 2007, and 2006, respectively.

During 2006 the Internal Revenue Service completed the audit of the Company’s Federal Income Tax Returns for the years 2001 to 2003. A number of issues were settled resulting in a $2.3 million dollar favorable impact to income tax expense for 2006.

As discussed in Note 3, the Company implemented FIN 48 as of January 1, 2007. Total unrecognized tax benefits were $14.7 million at December 31, 2008, including $1.4 million that would impact net income if recognized.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 8 – FEDERAL INCOME TAXES (continued)

A reconciliation of the beginning to ending amount of unrecognized tax benefits is as follows (in thousands):

	2008	2007

Balance, beginning of year	$17,217	$1,442
Additions based on tax positions related to the current year	40	13,346
Additions/(reductions) for tax positions of prior years	(2,232)	2,629
Reductions to unrecognized tax benefits as a result of a lapse of	(285)	(200)
the applicable statute of limitations

Balance, end of year	$14,740	$17,217

Due to expiration of the statute of limitations, it is possible that approximately $40,000 of an uncertain tax benefit related to the treatment of a contractual issue could be recognized within the next twelve months.

In 2007, the IRS completed federal exams for tax years ending prior to 2004. No changes to unrecognized tax benefits occurred due to the closing of these exams.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in tax expense. During the years ended December 31, 2008 and December 31, 2007, the Company has recognized approximately $0.6 million and $0.3 million in interest expense and penalties, respectively. The Company had approximately $0.8 million and $0.3 million accrued for interest and penalties at December 31, 2008 and 2007, respectively.

Components of net deferred income tax assets at December 31 were as follows (in thousands):

	2008	2007
Deferred income tax assets:
Pension and other post retirement liabilities	$ 70,505	$ 59,781
Policy liabilities	255,000	256,837
Other liabilities and accrued expenses	3,376	5,338
Debt and equity securities	17,294	-
Net unrealized loss on available-for-sale securities	198,238	-
Loss carryforwards	5,246	-
Other	447	465
Total deferred income tax assets	550,106	322,421

Deferred income tax liabilities:
Debt and equity securities	-	1,836
Net unrealized gain on available-for-sale securities	-	19,766
Deferred policy acquisition costs	288,908	265,624
Present value of future profits of insurance acquired	13,221	14,962
Property and investments	8,371	7,510
Other	10,390	9,937
Total deferred income tax liabilities	320,890	319,635

Total net deferred income tax assets	$ 229,216	$ 2,786

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 8 – FEDERAL INCOME TAXES (continued)

Management believes it is more likely than not that the Company will realize the benefit of deferred tax assets. Therefore, no valuation allowance was recorded as of December 31, 2008 or 2007.

The downturn in the debt and equity markets during 2008 has resulted in deferred tax assets for unrealized investment losses and other than temporary impairment losses at December 31, 2008. Such losses generally represent capital losses, which can only be offset with capital gains for U.S. income tax purposes. Management believes that it will have sufficient income of the appropriate character to realize the deferred tax assets based upon its prior history of capital gains, capacity for carry-back of capital losses and its ability and intent to implement tax planning strategies, including its ability to hold debt securities to maturity, and thus no valuation allowance is required.

The Company has federal operating loss carryforwards in the amount of $14,989,000 at December 31, 2008. These operating losses are related to the non-life insurance companies and begin to expire in 2028.

NOTE 9 – BENEFIT PLANS

The Company sponsors a defined benefit pension plan covering substantially all employees. The plan is administered by the Company and is non-contributory, with benefits for National Life employees hired prior to July 1, 2001, based on an employee's retirement age, years of service, and compensation near retirement. Benefits for National Life employees hired after June 30, 2001, and other Company employees are based on the amount credited to the employee's account each year, which is a factor of the employee's age, service, and compensation, increased at a specified rate of interest. This pension plan is separately funded. Plan assets are primarily bonds and common stocks held in a Company separate account and funds invested in a general account group annuity contract issued by the Company. None of the securities held in the Company separate account were issued by the Company.

The Company also sponsors other pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a non-contributory defined supplemental benefit plan for certain executives, and a non-contributory defined benefit plan for retired directors. These defined benefit pension plans are not separately funded.

The Company sponsors four defined benefit postretirement plans that provide medical, dental, and life insurance benefits to retired employees, agency staff, agents and general agents. Spouses of participants generally qualify for the medical and dental plans. Substantially all employees who began service prior to July 1, 2001 may be eligible for medical, dental, and life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company. Substantially all employees beginning service prior to January 1, 2005 may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company. Agency staff employees may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for an Agency of the Company.

Most of the defined benefit postretirement plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. These postretirement plans are not separately funded, and the Company therefore pays for plan benefits from operating cash flows. The costs of providing these benefits are recognized as they are earned by employees.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 – BENEFIT PLANS (continued)

Information with respect to the defined benefit plans at December 31 was as follows (in thousands):

	Pension Benefits				Other Benefits
	2008	2007	2006	2008	2007	2006
Change in benefit obligation:
Benefit obligation, beginning of year	$ 251,701	$ 249,907	$ 251,354	$ 33,205	$ 36,510	$ 36,268
Service cost for benefits earned during the
period	5,991	4,929	5,540	1,254	1,119	1,164
Interest cost on benefit obligation	18,584	14,329	13,723	2,465	2,093	1,999
Actuarial (gains) losses	10,111	(4,433)	(5,850)	2,280	(2,075)	(755)
Curtailment	–	–	–	–	(1,971)	–
Benefits paid	(19,024)	(13,031)	(14,860)	(3,194)	(2,471)	(2,166)
Benefit obligation, end of year	267,363	251,701	249,907	36,010	33,205	36,510
Change in plan assets:
Plan assets, beginning of year	148,450	131,705	108,682	–	–	–
Actual income on plan assets	(30,433)	21,614	7,625	–	–	–
Employer contributions	4,000	3,116	22,300	–	–	–
Benefits paid	(9,290)	(7,985)	(6,902)	–	–	–
Plan assets, end of year	112,727	148,450	131,705	–	–	–
Funded Status	(154,636)	(103,251)	(118,202)	(36,010)	(33,205)	(36,510)
Unrecognized actuarial losses	–	–	47,260	–	–	3,332
Unrecognized prior service costs (benefits)	–	–	382	–	–	(61)
Net activity subsequent to measurement
date	–	2,057	(1,062)	–	–	–
Net amount recognized	$ (154,636)	$ (101,194)	$ (71,622)	$(36,010)	$ (33,205)	$ (33,239)

		Pension Benefits			Other Benefits
	2008	2007	2006	2008	2007	2006
Amounts recognized in the consolidated
balance sheet:
Pension and other post-retirement benefit
obligations liability	$ –	$ –	$ (104,177)	$ –	$ –	$ (33,239)
Accumulated other comprehensive income	–	–	32,555	–	–	–
Net amount recognized	–	–	$ (71,622)	–	–	$ (32,239)

Pension and other post-retirement benefit
obligations liability	$(154,636)	$(101,194)	$ –	$(36,010)	$(33,205)	$ –
	–	–	–	–	–	–
	–	–	–	–	–	–
Amounts recognized in accumulated other	–	–	–	–	–	–
comprehensive income consists of:
Net actuarial loss	$ 82,283	$ 28,842	$ –	$ 2,824	$ 490	$ –
Net prior service costs (benefits)	120	261	–	(1,618)	(1,849)	–
	$ 82,403	$ 29,103	$ –	$ 1,206	$ (1,359)	$ –

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 – BENEFIT PLANS (continued)

The total accumulated benefit obligation (“ABO”), the accumulated benefit obligation and fair value of plan assets for the Company’s pension plans with accumulated benefit obligation in excess of plan assets, and the projected benefit obligation and fair value of plan assets for pension plans with projected benefit obligations in excess of plan assets as of the measurement date was as follows:

	2008	2007	2006
Total Accumulated Benefit Obligation	$ 254,171	$ 237,256	$ 234,820
Plans with ABO in excess of plan assets:
ABO	254,171	237,256	234,820
Fair value of plan assets	112,727	148,450	131,705
Plans with PBO in excess of plan assets:
PBO	267,363	251,701	249,907
Fair value of plan assets	112,727	148,450	131,705

As previously discussed, the Company applied the recognition provisions of SFAS 158 as of December 31, 2007. The incremental effect of applying SFAS 158 on its Consolidated Balance Sheets at December 31, 2007 was as follows (in thousands):

		Reversal of
	Before	Minimum		After
	Application	Pension	SFAS 158	Application
	of SFAS 158	Liability	Adjustment	of SFAS 158
Deferred income taxes	$ 4,798	$ (5,329)	$ 9,711	$ 9,180
Total assets	15,506,725	(5,329)	9,711	15,511,107
Pension and other post-retirement benefit obligations	(155,934)	15,227	(27,744)	(168,451)
Total liabilities	(14,033,013)	15,227	(27,744)	(14,045,530)
Minimum pension liability adjustment, net of tax	9,898	(9,898)	–	–
SFAS 158 liability adjustment, net of tax	–	–	18,033	18,033
Accumulated other comprehensive income	(25,949)	(9,898)	18,033	(17,814)
Total stockholder’s equity	(1,473,712)	(9,898)	18,033	(1,465,577)

The incremental effect of applying SFAS 158, net of tax, on accumulated other comprehensive income for the Company’s pension plans and postretirement benefit plans was $9.0 million and $(0.9) million, respectively, at December 31, 2007.

The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

		Pension Benefits			Other Benefits
	2008	2007	2006	2008	2007	2006
Service cost for benefits earned during the
period	$ 4,793	$ 4,929	$ 5,540	$ 1,003	$ 1,119	$ 1,164
Interest cost on benefit obligation	14,867	14,329	13,723	1,972	2,093	1,999
Expected (income) on plan assets	(11,245)	(9,926)	(9,221)	–	–	–
Net amortization of actuarial losses
(gains)	927	2,297	2,924	(43)	767	1,167
Amortization of prior service costs (benefits)
and plan amendments	113	121	121	(185)	(183)	(1,139)
Net periodic benefit cost (included in
operating expenses)	$ 9,455	$ 11,750	$ 13,087	$ 2,747	$ 3,796	$ 3,191

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 – BENEFIT PLANS (continued)

Other changes in plan assets and benefit obligations recognized in other comprehensive income:

		Pension Benefits			Other Benefits
	2008	2007	2006	2008	2007	2006

Net loss (gain)	$ 54,600	–	–	$ 2,280	–	–
Amortization of (gain)/loss	(1,158)			53
Amortization of prior service cost	(141)			231
		–	–		–	–
Total recognized in net periodic benefit cost
and other comprehensive income	$ 53,301	–	–	$ 2,564	–	–

Over the next year, the estimated amount of amortization from accumulated other comprehensive income into net periodic benefit cost related to net actuarial losses and prior service benefit is $6.4 million and $0.1 million, respectively.

In accordance with SFAS 158, the Company has modified its’ measurement of plan assets and benefit obligations to align with the Company’s fiscal year-end. The prior measurement date was October 1 preceding the date of the balance sheet. The amount of net periodic benefit cost from the period of October 1, 2007 to December 31, 2007, net of tax, was recognized as an adjustment to retained earnings for approximately $2.0 million.

The actuarial assumptions used in determining benefit obligations at the measurement dates were as follows:

		Pension Benefits		Other Benefits
	2008	2007	2006	2008	2007	2006
Discount rate	6.00%	6.00%	5.75%	6.00%	6.00%	5.75%
Rate of increase in future
compensation levels	3.0% - 6.5%	3.0% - 6.5%	3.0% - 6.5%

The weighted-average assumptions used to determine net periodic benefit cost:

		Pension Benefits		Other Benefits
	2008	2007	2006	2008	2007	2006
Discount rate	6.00%	5.75%	5.50%	6.00%	5.75%	5.50%
Rate of increase in future
compensation levels	3.0% - 6.5%	3.0% - 6.5%	3.0% - 6.5%
Expected long term
return on plan assets	7.75%	7.75%	8.00%

Additional minimum pension liabilities at December 31, 2007 and 2006, prior to the adoption of SFAS 158 were $15.2 million and $32.6 million, respectively, for pension benefits where the excess of the ABO liability over the plan assets exceeded the accrued benefit cost. These liabilities were included, net of income tax effects of $5.3 million and $11.4 million, as a component of accumulated other comprehensive income in 2007 and 2006, respectively, prior to the adoption of SFAS 158.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 – BENEFIT PLANS (continued)

Effective January 1, 2007, the Company closed its postretirement benefit plans for agents to new retirees. This change generated prior service benefits of $2.0 million and is being amortized over the remaining life expectancy of plan participants.

Included in the pension and other post-retirement benefit obligations liability as reported on the balance sheets are deferred compensation and employee disability liabilities of $26.8 million and $34.1 million as of December 31, 2008 and 2007, respectively.

Assumed health care cost trend rates at December 31, 2008:

Health care cost trend rate assumed for next year	7%
Rate to which the cost trend rate is assumed to decline	5%
Year that the rate reaches the ultimate trend rate	2012

Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (“APBO”) by about $3.3 million and increase the 2008 service cost component of net periodic postretirement benefit cost by about $0.1 million. Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by about $2.8 million and the 2008 service cost component of net periodic postretirement benefit cost by about $0.1 million. The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

The percentage distribution of the fair value of total plan assets held as of the measurement date is as follows:

Plan Asset Category	December 31, 2008	October 1, 2007
Bonds	43%	38%
Common stocks	53	61
Group annuity contract
and other	4	1
Total	100%	100%

Investments are selected pursuant to investment objectives, policy, and guidelines as approved by the Chief Investment Officer of the Company, the Asset Allocation Committee and ultimately the Company’s Board of Directors. The primary objective is to maximize long-term total return within the investment policy and guidelines. The Company’s investment policy for the plan assets is to maintain a target allocation of approximately 50%-75% equities, and 25%-50% bonds and other fixed income instruments when measured at fair value. Investments in the obligations of any one issuer, other than the United States of America government or its agencies, shall not exceed 5% of the total investment portfolio. Further, no more than 50% of the total investment portfolio shall be invested in any major industry group (for example, public utilities, industrial, mortgage-backed or asset-backed securities, etc.), and no more than 30% shall be invested in any sub-industry (for example, oil, gas, or steel).

The Company’s expected long-term rate of return of 7.50% is based upon an expected return on stock investments of 10%-11%, and a weighted expected return of 5%-6% on fixed income investments. These projections were based on the Company’s historical and projected experience and on long term projections by investment research organizations.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 9 – BENEFIT PLANS (continued)

Projected benefit payments for defined benefit obligations, and for projected Medicare Part D reimbursements for each of the five years following December 31, 2008, and in aggregate for the five years thereafter is as follows (in thousands):

	Projected Pension	Projected Other	Projected Medicare
Year	Benefit Payments	Benefit Payments	Part D Reimbursements
2009	$17,026	$ 2,796	$ 267
2010	17,007	2,867	284
2011	17,604	2,957	300
2012	18,146	3,010	318
2013	18,559	3,067	330
2014-2018	102,402	15,839	1,903

The Company’s general policy is to contribute the regulatory minimum required amount into its separately funded defined benefit pension plan. However, the Company may elect to make larger contributions subject to maximum contribution limitations. The Company’s expected contribution for 2009 into its separately funded defined benefit pension plan is estimated at $6.8 million based on November 2008 information.

The Company provides employee thrift and 401(k) plans for its employees. For employees hired prior to July 1, 2001, up to 3% of an employee's salary may be invested by the employee in a plan and matched by funds contributed by the Company subject to applicable maximum contribution guidelines. Employees hired prior to July 1, 2001, and below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Employees beginning service after June 30, 2001 will receive a 50% match on up to 6% of an employee’s salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Vesting and withdrawal privilege schedules are attached to the Company’s matching contributions.

The Company also provides a 401(k) plan for its regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by a subsidiary of SAMI). Total annual contributions cannot exceed certain limits which vary based on total agent compensation. No company contributions are made to the plan.

The Company provides non-qualified defined contribution deferred compensation plans for certain employees and agents. These plans are not separately funded. Costs associated with these plans are included in operating expenses. Liabilities for these plans are included in pension and other post-retirement benefit obligations.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 10 – DEBT

Debt consists of the following (in thousands):

		2008	2007
7.5% Senior Notes:		$ 199,675	$ 199,662
$200 million, maturing August 2033, interest payable semiannually on February 15 and August 15. The notes are unsecured and subordinated to any existing or future indebtedness of NLVF and its subsidiaries.

6.5% Senior Notes:		74,453	74,432
$75 million, maturing March 2035, interest payable semiannually on March 15 and
September 15. The notes are unsecured and subordinated to any existing or future indebtedness of NLVF and its subsidiaries.

Note Payable:		20,619	20,619
$20.6 million, callable at par on May 15, 2008, and maturing on May 15, 2033.	The
note is unsecured and subordinate to all current and future obligations. The interest rate floats based on LIBOR and resets quarterly.
Total debt		$ 294,747	$ 294,713

Interest paid on the 7.5% senior notes was $15.0 million in 2008, 2007, and 2006. Interest paid on the 6.5% senior notes was $4.9 million in 2008, 2007 and 2006. Interest paid on the $20.6 million note payable was $1.6 million, $1.8 million, and $1.9 million in 2008, 2007, and 2006, respectively.

Interest paid or accrued on the real estate investment mortgage was $3.0 million in 2006 and is included as a component of net investment income.

The Company has three lines of credit available. A $25 million line of credit with State Street Bank, based on an adjustable rate equal to LIBOR plus 75 basis points. A $20 million line of credit with Banknorth Group, based on an adjustable rate equal to LIBOR plus 37.5 basis points. A $20 million line of credit with Key Bank, based on an adjustable rate equal to LIBOR plus 30 basis points. The outstanding balance on all lines of credit was $0 as of December 31, 2008 and 2007.

In 2008, the Company became a member of the Federal Home Loan Bank of Boston (“FHLB”). This membership, which required an investment of $6.1 million in the common stock of FHLB provides the Company with access to a secured asset-based borrowing capacity of $1.7 billion at December 31, 2008. The outstanding balance on this borrowing facility was $0 at December 31, 2008.

NOTE 11 – COMMITMENTS AND CONTINGENCIES

Although there were no outstanding mortgage loan funding commitments at December 31, 2008, there were $54.8 million at December 31, 2007.

During 1997, several class action lawsuits were filed against the Company in various states related to the sale of life insurance policies during the 1980’s and 1990’s. The Company specifically denied any wrongdoing. The Company agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provides class members with various policy enhancement options and new product purchase discounts. Class members could have pursued alternative dispute resolution according to predetermined guidelines. Qualifying members could also opt out of the class action and pursued litigation separately against the company. Most of the alternative dispute resolution cases had been settled by December 31, 2000. Management believes that while the ultimate cost of this litigation (including those who opted out of the class action) is still uncertain, it is unlikely to have a material adverse effect on the Company’s financial position.

Equity Services, Inc. (“ESI” ), a wholly owned subsidiary of NLV Financial Corporation, received an inquiry in 2006 from the SEC regarding insufficient monitoring of certain investment advisory accounts. After estimating the impact to affected investors, ESI reimbursed the affected parties approximately $1.6

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

million in May 2007. On February 26, 2009, the SEC issued a “Wells notice” to ESI recommending that enforcement proceedings be commenced against ESI. The SEC has indicated that it will also issue a Wells notice to an ESI employee. ESI intends to review the Wells notices and the record and respond in an appropriate manner.

The Company currently leases rights to the use of certain data processing hardware and software from Perot Systems Corporation, Plano, Texas. The following is a schedule of future minimum lease payments as of December 31, 2008 (in millions). At February 18, 2011, the Company has the option to renew the contract at a reduced rate through February 18, 2013.

Operating
Year	Leases
2009	$ 4.9
2010	4.9
2011	.8
Total minimum lease payments	$10.6

The Company has a multi-year contract for information systems application and infrastructure services from Keane, Inc., Boston, Massachusetts. The contract became effective on February 1, 2004 and expires January 31, 2014. The Company’s remaining obligation under the contract as of December 31, 2008 (in millions):

Contract
Year	Obligation
2009	$13.4
2010	13.9
2011	14.5
2012	15.1
2013	15.7
Thereafter	1.4
Total contract obligation	$74.0

In the ordinary course of business, the nature of the Company’s business subjects it to claims, law suits, regulatory examinations, and other proceedings. The results of these matters cannot be predicted with certainty. There can be no assurance that these matters will not have a material adverse effect on the Company’s results of operations in any future period and a material judgment could have a material adverse impact on the Company’s financial condition and results of operations. However, it is the opinion of management, after consultation with legal counsel that, based on information currently available, the ultimate outcome of these matters will not have a material adverse impact on the business, financial condition, or operating results of the Company.

NOTE 12 – NATIONAL LIFE CLOSED BLOCK

The Company established and began operating the Closed Block on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998, and includes traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities. The Closed Block’s primary purpose is to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay

NOTE 12 – NATIONAL LIFE CLOSED BLOCK (continued)

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

out all future Closed Block policy benefits, expenses, and taxes. Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience. The assets and liabilities allocated to the Closed Block are recorded in the Company’s financial statements on the same basis as other similar assets and liabilities. Based on current projections, Closed Block assets are sufficient to meet all future obligations. The Company remains contingently liable for all contractual benefits and expenses of the Closed Block.

If actual cumulative Closed Block earnings are greater than expected cumulative earnings, only the expected earnings will be recognized in net income of the Company. Actual cumulative earnings in excess of expected earnings represent undistributed earnings attributable to Closed Block policyholders. These excess earnings are recorded as a policyholder dividend obligation (included in policyholders' dividend liability) to be paid to Closed Block policyholders unless offset by future results that are less than expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. A policyholder dividend obligation for distribution of accumulated excess earnings of $15.5 million and $18.3 million was required at December 31, 2008 and 2007, respectively. Similarly, unrealized (losses) gains on Closed Block investments may increase (decrease) a policyholder dividend obligation liability. Unrealized losses in the Closed Block reduced the policyholder dividend obligation by ($15.5) million at December 31, 2008 and unrealized gains in the Closed Block generated a policyholder dividend obligation of $58.5 million at December 31, 2007. These (losses) gains and their related policyholder dividend obligation and income tax offsets are included in other comprehensive income. The total policyholder dividend obligation included in policyholders' dividends liability at December 31, 2008 and 2007 was $0 and $76.8 million, respectively.

NOTE 12 – NATIONAL LIFE CLOSED BLOCK (continued)

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Summarized financial information for the Closed Block effects included in the consolidated financial statements as of December 31, 2008 and 2007, and for the three years ended December 31, 2008, is as follows (in thousands):

	2008	2007

Liabilities:
Policy liabilities and accruals	$ 3,700,557	$ 3,811,175
Securities lending payable	21,981	56,662
Other liabilities	948	681

Total liabilities	$ 3,723,486	$ 3,868,518

Assets:
Cash and cash equivalents	$ 11,408	$ 8,457
Securities lending invested collateral	14,710	50,253
Available-for-sale debt and equity securities	2,354,236	2,448,046
Available-for-sale debt securities on loan	21,530	55,579
Other invested assets	632	–
Mortgage loans	322,448	352,772
Policy loans	497,693	510,059
Accrued investment income	43,999	44,735
Premiums and fees receivable	11,551	11,279
Other assets	107,827	74,416

Total assets	$ 3,386,034	$ 3,555,596

Excess of reported closed block liabilities over closed block assets	$ 337,452	$ 312,922
Closed block accumulated other comprehensive loss represented above	(38,563)	–
Maximum future earnings to be recognized from closed block assets
and liabilities	$ 298,889	$ 312,922

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 12 – NATIONAL LIFE CLOSED BLOCK (continued)

	2008	2007	2006

Revenues:
Premiums and other income	$ 207,414	$210,757	$222,437
Net investment income	207,700	209,423	211,095
Net investment loss	(8,057)	(347)	(429)

Total revenues	407,057	419,833	433,103

Benefits and Expenses:
Increase (decrease) in policy liabilities	(22,622)	(32,564)	8,032
Policy benefits	275,572	297,005	252,366
Policyholders' dividends	110,706	109,037	120,924
Interest credited to policyholder account liabilities	10,176	10,403	12,130
Operating expenses	8,423	8,067	8,606
Commission expenses	1,927	2,320	3,045

Total benefits and expenses	384,182	394,268	405,103

Pre-tax results of operations	22,875	25,565	28,000

Income taxes	8,842	8,947	9,800

Closed block results of operations	14,033	16,618	18,200

Other comprehensive income:
Unrealized loss	(38,563)	–	–
Total closed block comprehensive income	$ (24,530)	$ 16,618	$ 18,200

Excess of reported closed block liabilities over closed
block assets:
Beginning of year	$312,922	$329,540	$347,740
Closed block comprehensive income	(24,530)	16,618	18,200
End of year	$ 337,452	$312,922	$329,540

Amortized cost of bonds held by the Closed Block at December 31, 2008 and 2007 were $2,439.1 million and $2,435.1 million, respectively.

Participating insurance in force within the Closed Block was $8.5 billion and $9.1 billion at December 31, 2008 and 2007, respectively.

Many expenses related to Closed Block policies and operations, including amortization of policy acquisition costs, are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block presented above does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 13 – CORPORATE STRUCTURE

On January 1, 1999, National Life converted from a mutual to a stock insurance Company as part of a reorganization into a mutual holding Company corporate structure.

Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998, were converted to membership interests in NLHC, a mutual insurance holding Company created for this purpose. NLHC currently owns all the outstanding common stock class B shares of NLVF, a stock holding Company created for this purpose, which in turn currently owns all the outstanding shares of National Life. NLHC’s ownership of NLVF’s stock consists of 100 shares with par value of $0.01 per share. NLHC holds all of the NLVF stock currently outstanding. NLVF has a total of 1,001 shares authorized. NLHC currently has no assets, liabilities or operations other than that related to its ownership of NLVF's outstanding stock. NLVF has assets and operations primarily related to issuance of $275 million in senior notes and $21 million in debt related to trust preferred securities issued through a trust vehicle. See Note 8 for more information. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Banking, Insurance, Securities, and Health Care Administration (the “Commissioner”).

Under the provisions of the reorganization, National Life issued 2.5 million common stock $1 par shares to its parent, NLVF, as a transfer from retained earnings. There were no dividends paid or declared in 2004 by National Life, NLVF, or NLHC. In 2005, National Life dividended its ownership interests in SAMI and another subsidiary to NLVF. There have been no distributions to members of NLHC. Dividends declared by National Life in excess of the lesser of ten percent of statutory surplus or statutory net gain from operations require pre-approval by the Commissioner. Statutory surplus was $792.2 million and $826.6 million at December 31, 2008 and 2007, respectively. Statutory net (loss) income was $(4.9) million and $64.9 million in 2008 and 2007, respectively.

The New York Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance Company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

NOTE 14 – PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Interest accrued on present value of future profits of insurance acquired (“PVFP”) was $2.4 million, $2.8 million, and $3.1 million for the years ended December 31, 2008, 2007, and 2006, respectively. The Company holds PVFP attributable to two purchased blocks of insurance, the first attributed to an indirect purchase of a two-thirds ownership interest in LSW in February 1996, the second attributed to the indirect purchase of the remaining third ownership interest in July 1999. The first block accrues interest at 5.92%; the second accrues interest at 5.54%. Amortization of PVFP was $5.0 million, $6.2 million, and $8.2 million for the years ended December 31, 2008, 2007, and 2006, respectively.

NLV FINANCIAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 14 – PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED (continued)

Projected amortization of PVFP during the next five years is as follows (in thousands):

Projected
Year	Amortization
2009	$6,400
2010	5,400
2011	4,800
2012	4,100
2013	3,600

Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised.

NOTE 15 – PARTICIPATING LIFE INSURANCE

Participating life insurance inforce was 49.3% and 52.0% of the face value of total insurance inforce at December 31, 2008 and 2007, respectively. The premiums on participating life insurance policies were 43.3%, 48.2%, and 53.0% of total individual life insurance premiums in 2008, 2007, and 2006, respectively.

NOTE 16 – Acquisitions and Divestitures

Sale of AG&T

On September 29, 2006, the Company sold its 95.73% interest in its consolidated subsidiary, AG&T. Prior to the sale, AG&T paid a dividend of $2.8 million to its shareholders. The portion received by the Company was eliminated upon consolidation. The Company recognized a realized gain of $8.1 million on the sale of its interest in AG&T. The results of operations of AG&T in all years presented are immaterial to the operations of the Company.

Sale of Lake Carlton Arms

The Company sold its 60% interest in Lake Carlton Arms (LCA) in late 2006, which resulted in a gain of $30.6 million and deconsolidation of the entity. LCA assets of $31.6 million, liabilities of $70.5 million, including a mortgage note of $67.5 million, and a partnership deficit of $38.9 million were deconsolidated upon the sale of the interest on October 29, 2006.

Acquisition of Citizens Funds

Effective April 4, 2008 Sentinel Asset Management (SAMI) entered into a reorganization of eight Citizens Funds with Citizens Advisers Inc., whereby SAMI purchased assets relating to Citizens Advisors, Inc. (“Citizens”) business of providing investment advisory and investment management services to the Citizens Balanced, Core Growth, Emerging Growth, Global Equity, Income, Money Market and Small Cap Core Growth Funds. The transaction included an exchange of assets of approximately $738 million and was recorded under the purchase method of accounting as outlined under FAS 141. The total cost of the transaction was $24.6 million and included a direct transaction cost component of $1.6 million and a purchase price component of $23.0 million. Under FAS 141 the cost of the transaction is considered to be the fair value of the exchange and no gain or loss was recognized. The cost of the transaction was capitalized by the Company as a combination of goodwill and other intangible assets, whereby the goodwill and intangible assets at December 31, 2008 were $0.1 million and $24.5 million respectively.

PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements
(1)	Financial statements and schedule included in the Prospectus
(2)	Financial statements and schedule included in Statement of Additional Information
(b)	Exhibits
(1)	Resolution of the Depositor's Board of Directors authorizing the establishment of the Registrant.(1)
(2)	Not Applicable
(3)(a)	Form of Distribution Agreement between National Life Insurance Company and Equity Services, Inc
(12)
(3)(b)	Form of Selling Agreement (12)
(4)(a)	The form of the variable annuity contract (2)
(4)(b)	Enhanced Death Benefit Rider (13)
(4)(c)	Guaranteed Account Endorsement (13)
(4)(d)	Accelerated Benefits Rider - Covered Chronic Illness (6)
(4)(e)	Accelerated Benefits Rider - Terminal Illness (6)
(4)(f)	Endorsement to the Death Benefit, Systematic Withdrawals, and General Withdrawal Terms
Provisions (8)
(4)(g)	Limited Power of Attorney (9)
(4)(h)	Roth IRA Endorsement (13)
(4)(i)	SIMPLE IRA Endorsement (13)
(4)(j)	IRA Endorsement (13)
(4)(k)	TDA Endorsement (13)
(4)(l)	Endorsement to the Payment Options (13)
(4)(m)	Loan Endorsement (13)
(4)(n)	Endorsement to the Limit on Transfers Provision (13)
(4)(o)	Endorsement to the Flexible Premium Variable Deferred Annuity when the Owner is a NIMCRUT
(14)
(5)	Variable Annuity Application (13)
(5)(a)	9212 Application (14)
(6)	Articles of Incorporation and By-Laws of Depositor (12)
(7)	Reinsurance agreement: Automatic Modified -Coinsurance (Mod-Co) Reinsurance and Service
Agreement - National Life Insurance Company and xxxxx, effective December 31, 1998 (9)
(8)(a)	Participation Agreement by and among The Alger American Fund, National Life Insurance Company
and Fred Alger and Company, dated January 31, 1995 (3)
(8)(b)	1. Form of amended Schedule A to the Participation Agreement by and among The Alger American
Fund, National Life Insurance Company and Fred Alger Company, dated April 25, 1997 (2)
2. Amendment No. 2 to Participation Agreement- Alger American Fund, National Life Insurance
Company (15)
(8)(c)	Form of Participation Agreement between National Life Insurance Company and American Century
Investment, Inc. (4)
1. Form of Amendment to Shareholder Services Agreement (10)
(8)(d)	Form of Participation Agreement between National Life Insurance Company and Neuberger &
Berman Advisers Managers Trust (4)
1. Form of Amendment to Participation Agreement (10)
2. Amendment to Participation Agreement dated June 2, 2008 (20)
(8)(e)	Participation Agreement among National Life Insurance Company, JPMorgan Insurance Trust,
JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc. and JPMorgan Funds
Management, Inc. dated April 24, 2009 (22)
(8)(f)	Participation Agreement between National Life Insurance Company and The Dreyfus Socially
Responsible Growth Fund, Inc.(5)
1. Form of Amendment to Participation Agreement among National Life Insurance Company, The
Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Variable Investment Fund (10)
2. Supplemental Agreement to the Participation Agreement entered into April 16, 2007 (14)
(8)(g)	Form of Amended and Restated Participation Agreement between National Life Insurance Company,
Fidelity Variable Insurance Products Fund III and Fidelity Distributors Corporation (10)
1. Amendment to the Fidelity Participation Agreement dated May 18, 2007 (15)
(8)(h)	Form of Participation Agreement - National Life Insurance Company, Franklin Templeton Variable
Insurance Products Trust and Franklin Templeton Distributors, Inc. (10)
1. Amendment to Participation Agreement dated June 1, 2007 (16)

2. Amendment to the Agreement between National Life Insurance Company, Franklin Templeton
Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (20)
(8) (i)	Form of Participation Agreement - National Life Insurance Company, Scudder Variable Series II,
Scudder Distributors, Inc. and Deutsche Investment Management Americas, Inc. (10)
1. Supplemental Agreement to the Participation Agreement entered into March 12, 2007 (14)
(8) (j)	Form of Participation Agreement - National Life Insurance Company, T. Rowe Price Equity
Services, Inc. and T. Rowe Price Investment Services, Inc. (10)
1. Amendment to the Participation Agreement among T. Rowe Price Equity Services, Inc., T. Rowe
Price Investment Services, Inc. and National Life Insurance Company dated 9/24/08 (19)
(8) (k)	Form of Participation Agreement - AIM Variable Insurance Funds, A I M Distributors, Inc., National
Life Insurance Company and Equity Services, Inc. (11)
(8) (l)	Participation Agreement between Sentinel Variable Products Trust, National Life Insurance Company
and Equity Services, Inc. (7)
(8) (m)	Form of Participation Agreement – Wells Fargo Variable Trust, Wells Fargo Funds Distributor, LLC
and National Life Insurance Company (12)
(8) (n)	Rule 22c-2 Agreement- National Life Insurance Company and Fred Alger & Company entered into
April 16, 2007 (14)
(8) (o)	Rule 22c-2 Agreement among AIM Investment Services, Inc. and National Life Insurance Company
entered into March 16, 2007 (14)
(8) (p)	Rule 22c-2 Agreement among American Century Investment Services, Inc. and National Life
Insurance Company entered into October 16, 2006 (14)
(8) (q)	Rule 22c-2 Agreement among Fidelity Distributors Corporation and National Life Insurance
Company effective October 16, 2007 (14)
(8) (r)	Rule 22c-2 Agreement among Franklin Templeton Variable Insurance Products Trust and National
Life Insurance Company entered into April 16, 2007 (14)
(8) (s)	Rule 22c-2 Agreement among Neuberger Berman Family of Funds and National Life Insurance
Company entered into October 1, 2006 (14)
(8) (t)	Rule 22c-2 Agreement among T. Rowe Price Services, Inc. and National Life Insurance Company
entered into April 16, 2007 (14)
(8) (u)	Rule 22c-2 Agreement among Wells Fargo Advantage Funds and National Life Insurance Company
entered into October 16, 2006 (14)
(8) (v)	Rule 22c-2 Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation,
Van Eck Associates Corporation And National Life Insurance Company dated December 1, 2008.
(20)
(8) (w)	Information Sharing agreement among Sentinel Variable Products Trust and National Life Insurance
Company dated April 7, 2007 (22)
(8) (x)	Administrative Services Agreement among National Life Insurance Co. and AIM Advisors, INC.
dated April 30, 2004 (15)
(8) (y)	Service Agreement among National Life Insurance Co. and Fred Alger Management, Inc. as amended through June 1, 1997 (15)
Shareholder Services Agreement as amended through April 2, 2003 among National Life Insurance
Co. and American Century Investment Management (15)
(8) (z)	Services Agreement as amended through April 10, 2006 among National Life Insurance Co. and
(8) (aa)	Deutsche Asset Management, Inc. (15)
(8) (bb)	Administrative Services Agreement as amended through May 1, 2004 among National Life Insurance
Co. and Dreyfus Corporation (15)
(8) (cc)	Service Agreement among National Life Insurance Co. and Fidelity Investments Institutional
Operations Company, Inc. dated April 1, 2000 (15)
(8) (dd)	Sub- License Agreement among National Life Insurance Co. and Fidelity Distributors Corp.
effective April 30, 2004 (15)
(8) (ee)	Administrative Services Agreement among Franklin Templeton Services, LLC and National Life
Insurance Co. dated May 1, 2004 (15)
(1) Amendment Number 1 dated October 30, 2008 to the Administrative Services Agreement (20)
(8) (ff)	Administration Services Agreement as supplemented through May 1, 2004 among National Life
Insurance Co. and T. Rowe Price Investment Services, Inc. (15)
(8) (gg)	Service Agreement as amended through October 1, 2001 among National Life Insurance Co. and
(8) (hh)	Neuberger Berman Management Inc. (15)
(1) Amendment to Service Agreement dated June 2, 2008 among National Life Insurance Co. and
Neuberger Berman Management Inc. (21)
(8) (ii)	Data Sharing Agreement among SunGard Institutional Products Inc. and National Life Insurance Co.
dated October 12, 2007 (16)
(8)(jj)	Participation agreement among National Life Insurance Company, Equity Services , Inc. and

ALLIANCEBERNSTEIN L.P. AND ALLIANCEBERNSTEIN INVESTMENTS, INC. dated as of
September 2, 2008 (20)
(8)(kk)	Participation Agreement among National Life Insurance Company and Oppenheimer dated
November 11, 2008 (20)
8(ll)	Participation Agreement among VAN ECK WORLDWIDE INSURANCE TRUST, VAN ECK
SECURITIES CORPORATION, VAN ECK ASSOCIATES CORPORATION and NATIONAL
LIFE INSURANCE COMPANY dated December 1, 2008. (20)
(8)(mm)	Service Agreement among VAN ECK WORLDWIDE INSURANCE TRUST, VAN ECK
SECURITIES CORPORATION, VAN ECK ASSOCIATES CORPORATION and NATIONAL
LIFE INSURANCE COMPANY dated December 1, 2008. (20)
(8)(nn)	Supplemental Payment Agreement between National Life Insurance Company, JPMorgan Investment
Advisors Inc. and J.P. Morgan Investment Management Inc dated April 24, 2009 (22)
(9)	Opinion and consent of Counsel
(10)(a)	Consent of Sutherland Asbill & Brennan LLP
(b) Consent of PricewaterhouseCoopers LLP
(11)	Not Applicable.
(12)	Not Applicable.
(13)	(1) Powers of Attorney for David Coates, Deborah Ellinger, Bruce Lisman, V. Louise McCarren and
Roger B. Porter (18)
(2) Powers of Attorney for E. Miles Prentice (21)

(1)	Incorporated herein by reference to Registration Statement (File No. 333-19583) for National Variable
Annuity Account II filed on January 10, 1997.
(2)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration
Statement (File No. 333-19583) for National Variable Annuity Account II filed May 28, 1997.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration
Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak- File No. 33-
91938) filed March 12, 1996.
(4)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration
Statement for National Variable Life Insurance Account (Sentinel Estate Provider - File No. 333-
44723) filed April 16, 1998.
(5)	Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration
Statement for National Variable Life Insurance Account (Sentinel Estate Provider - File No. 333-
44723) filed May 1, 2001.
(6)	Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-4 Registration
Statement (File No. 333-19583) for National Variable Annuity Account II (Sentinel Advantage) filed
May 1, 2001.
(7)	Incorporated herein by reference to Post Effective Amendment No. 12 to the Form N-6 Registration
Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed February
28, 2003.
(8)	Incorporated herein by reference to Post-Effective Amendment No. 12 to the Form N-4 Registration
Statement (File No. 33-19583 for National Variable Annuity Account II (Sentinel Advantage) filed
July 30, 2003.
(9)	Incorporated herein by reference to Post-Effective Amendment No. 14 to the Form N-6 Registration
Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 1,
2004.
(10)	Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-6 Registration
Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1,
2004.
(11)	Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-6 Registration
Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 2,
2005.
(12)	Incorporated herein by reference to Post-Effective Amendment No. 18 to the Form N-6 Registration
Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May
1,2006.
Incorporated herein by reference to Post-Effective Amendment No. 19 to the Form N-4 Registration
(13)	Statement (File No. 33-19583) for National Variable Annuity Account II (Sentinel Advantage) filed
May 1, 2006.

(14)	Incorporated herein by reference to Post-Effective Amendment No. 20 to the Form N-4 Registration
Statement (File No. 333-19583) for National Variable Annuity Account II filed May 1, 2007.
(15)	Incorporated herein by reference to Post- Effective Amendment No. 14 to the Form N-6 Registration

Statement (Sentinel Estate Provider - File No. 333-44723) filed for the National Variable Account June
25, 2007.
Incorporated herein by reference to Post- Effective Amendment No. 15 to the Form N-6 Registration
(16)	Statement (Sentinel Estate Provider - File No. 333-44723) filed for the National Variable Account May
1, 2008.
Incorporated herein by reference to Post-Effective Amendment No. 21 to the Form N-4 Registration
(17)	Statement (File No. 333-19583) for National Variable Annuity Account II filed May 1, 2008.
Incorporated herein by reference to the Post-Effective Amendment No. 22 to the Form N-6 Registration
(18)	Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed May 1,
2008.
Incorporated herein by reference to the initial Form N-6 Registration Statement for National Variable
(19)	Life Insurance Account (Investor Select- File No. 333-51535) filed June 9, 2008.
Incorporated herein by reference to the Post-Effective Amendment No. 23 to the Form N-6 Registration
(20)	Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed December
1, 2008.
Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-6 Registration
(21)	Statement for National Variable Life Insurance Account (Investor Select File No. 333-51535) filed
December 23, 2009
Incorporated herein by reference to the Post-Effective Amendment No. 24 to the Form N-6 Registration
(22)	Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed May 1,
2009.

Item 25. Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices with Depositor
Thomas H. MacLeay	Chair (Director)

Mehran Assadi	Director, President & CEO

David Coates	Director
47 Coates Island
Colchester, VT 05446

Deborah G. Ellinger	Director
15 Koch Road, Suite J
Corte Madera, CA 94925

Bruce Lisman	Director
923 5th Avenue
New York, NY 10021

V. Louise McCarren	Director
5736 East Immigration Canyon
Salt Lake City, UT 84108

Roger B. Porter	Director
Center for Business & Government
Kennedy School of Government
Harvard University
79 John F. Kennedy St.
Cambridge, MA 02138

E. Miles Prentice	Director
Eaton & Van Winkle
3 Park Ave., 16th Floor
New York, NY 10016

Michele S. Gatto	Executive Vice President - Corporate Services, Chief
People Officer & Chief Legal Officer
Edward J. Parry, III	Executive Vice President & Chief Financial Officer
Christian W. Thwaites	Executive Vice President

Vincent G. Vitiello	Executive Vice President & Chief Marketing Officer
Thomas H. Brownell	Senior Vice President & Chief Investment Officer
Gregory D. Woodworth	Senior Vice President & General Counsel
Gregory H. Doremus	Senior Vice President - New Business & Customer Services
Wade H. Mayo	Senior Vice President
Ruth B. Smith	Senior Vice President – Registered Product & Life Event
Distribution
Allen N. Hansen	Senior Vice President
Richard Pedersen	Senior Vice President – Chief Information Officer
James K. McQueston	Secretary of the Corporation & Assistant General Counsel
Robert S. Burke	Assistant General Counsel
Robert E. Cotton	Vice President & Treasurer
Ann T. Dehner	Vice President - Marketing Operations
Matthew L. DeSantos	Vice President – Marketing & Business Development
Alfred J. Foice, Jr.	Vice President - Audit
Christopher L Graff	Vice President - Communications
Richard A. Horchler	Vice President – Career System
Joyce B. LaRosa	Vice President – Finance, Independent Distribution
Bennett E. Law	Vice President - Policy Forms and General Services
Carl J. Lutz	Vice President
Elizabeth H. MacGowan	Vice President – Product Development
Donald Messier	Vice President - Finance & Strategy, NL Financial Alliance
D. Russell Morgan	Chief Compliance Officer - Separate Accounts
Gail A. Prescott	Vice President - Contract Services
Louis D. Puglisi	Vice President - LEA Distribution
Craig A. Smith	Vice President & Chief Actuary
Peter M. Weinbaum	Vice President – Marketing Development
Gregory Rooney	Vice President & Controller
Alfred J. Warburton	Vice President – Corporate Tax
Robert J. Riggen	Chief Medical Officer
Carolyn P. Kittredge	Assistant Tax Officer
Barbara B. Fitch	Compliance Officer
Rhonda J. Miller	Assistant Secretary
Kelly Fournier	Assistant Secretary
Janet S. Astore	Tax Officer
Jeffrey M. Kemp	Tax Officer

*Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, VT 05604.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

A list of all persons directly or indirectly controlled by or under common control with National Life Insurance
Company (“National Life”) is set forth below. All of the stock of National Life is owned by NLV Financial
Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life
Holding Company, a mutual insurance holding company organized under Vermont law.

National Life owns 100% of Life Insurance Company of the Southwest, a Texas corporation.

NLV Financial Corporation owns 100% of National Retirement Plan Advisors, a Vermont corporation, NL Group
Statutory Trust I, a Connecticut trust; Equity Services, Inc., a Vermont corporation, and Sentinel Asset
Management, Inc. (“SAMI”), a Vermont corporation.

SAMI owns 100% of Sentinel Administrative Services, Inc., a Vermont corporation, and Sentinel Financial
Services, Inc., a Delaware corporation.

SAMI and Sentinel Financial Services, Inc. are partners of Sentinel Financial Services Company, a Vermont general partnership.

Equity Services, Inc. owns 100% of Equity Services of Colorado, LLC, a Colorado LLC, and Equity Services of
Nevada, Inc., a Nevada corporation.

Item 27. Number of Contract Owners. As of March 31, 2009 6,490 contracts are in force.

Item 28. Indemnification The By-Laws of Depositor provide, in part in Article VI, as follows

7.1 Indemnification.
(a) The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the
Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont
Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this
Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

(b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The
Corporation may require security for any such undertaking.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange
Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the
Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Registrant purchases liability coverage for the Directors and Officers of the Depositor listed in Item 27 above. This coverage is consistent with industry standards. The cost of the coverage is borne entirely by the Registrant.

Item 29

Principal Underwriter

(a) Equity Services, Inc. (ESI) is also the principal underwriter for National Variable Life Insurance Account and Sentinel Variable Products Trust.

(b) The following information is furnished with respect to the officers and directors of ESI:

Name and Principal	Positions and Offices with ESI	Positions and Offices with Depositor
Business Address*
Lance A. Reihl	President & Chief Executive	None
Officer
Stephen A. Englese	Senior Vice President	None
James Clements	Vice President - Sales	None
Isabelle Keiser	Vice President	None
Heather L. Lyon	Vice President – ESI Operations	None
Donald Messier	Vice President – Finance	Vice President - Finance & Strategy,
NL Financial Alliance
Gregory D. Teese	Vice President – Compliance &	None
Chief Compliance Officer
Ian A. McKenny	Counsel	None
Robert E. Cotton	Treasurer	Vice President & Treasurer
James K. McQueston	Secretary	Secretary of the Corporation &
Assistant General Counsel
Rhonda J. Miller	Assistant Secretary	Assistant Secretary
Kelly Fournier	Assistant Secretary	Assistant Secretary
Janet S. Astore	Tax Officer	Tax Officer

Jeffrey M. Kemp

Tax Officer

Tax Officer

*Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont 05604.

(c) Commission and other compensation received, directly or indirectly from the Registrant during
Registrant's last fiscal year by each principal underwriter:

Name of	Net Underwriting	Compensation on	Brokerage	Other Compensation
Principal	Discounts and	Redemption	Commissions
Underwriter	Commissions
Equity Services, Inc.	$2,200,866	-0-	$2,200,866	-0-

Item 30.Location of Accounts and Records
All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of
1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive,
Montpelier, Vermont 05604.

Item 31.Management Services
All management contracts are discussed in Part A or Part B.

Item 32 Undertakings
(a) Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payments under the variable annuity contracts may be accepted;
(b) Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or
(2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and
(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this form promptly upon written or oral request.
(d) Reliance on No-Action Letter Regarding Section 403(b) Retirement Plan. National Life Insurance
Company and the Registrant/Variable Account rely on a no-action letter issued by the Division of Investment
Management to the American Council of Life Insurance on November 28, 1988 and represent that the conditions enumerated therein have been or will be complied with.
(e) National Life Insurance Company hereby represents that the fees and charges deducted under the
Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by National Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the
Registrant, National Variable Annuity Account II, certifies that it meets the requirements of Securities Act Rule
485(b) for effectiveness of this registration statement and has duly caused this Post-Effective Amendment No. 24 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of
Vermont, on the 1st day of May, 2009.

NATIONAL VARIABLE ANNUITY
ACCOUNT II (Registrant)

Attest: /s/ James K. McQueston	By: /s/ Mehran Assadi
James K. McQueston	Mehran Assadi
Secretary	President and
Chief Executive Officer

NATIONAL LIFE INSURANCE COMPANY (Depositor)

Attest: /s/ James K. McQueston	By: /s/ Mehran Assadi
James K. McQueston	Mehran Assadi
Secretary	President and
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 24 to the
Registration Statement has been signed below by the following persons in the capacities indicated on the date(s)
set forth below.

Signature	Title	Date
/s/ Mehran Assadi	President, Chief	May 1, 2009
Mehran Assadi	Executive Officer
(Principle Executive Officer)
/s/Ed Parry	Senior Vice President- Finance	May 1, 2009
Ed Parry	(Principle Financial &
Accounting Officer)
/s/ Thomas H. MacLeay
Thomas H. MacLeay	Director	May 1, 2009
Bruce Lisman*	Director	May 1, 2009
E. Miles Prentice, III*	Director	May 1, 2009
David R. Coates*	Director	May 1, 2009
V. Louise McCarren*	Director	May 1, 2009
Deborah Ellinger*	Director	May 1, 2009
Roger B. Porter*	Director	May 1, 2009

* Mehran Assadi signs this document pursuant to the power of attorney filed with the Initial Registration
Statement on form N-6 for National Variable Life Insurance Account (Investor Select File No. 333-51535) filed
June 9, 2008.
** Mehran Assadi signs this document pursuant to the power of attorney filed with Pre-Effective Registration
Statement No. 1 on form N-6 for National Variable Life Insurance Account (Investor Select File No. 333-51535)
filed December 23, 2008.

/s/ Mehran Assadi
Mehran Assadi

Exhibits

(9)	Opinion and consent of Counsel
(10)	(a)Consent of Sutherland Asbill & Brennan LLP (b) Consent of PricewaterhouseCoopers LLP